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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number: 811-08895

                                 ING Funds Trust
               (Exact name of registrant as specified in charter)

               7337 E. Doubletree Ranch Rd., Scottsdale, AZ 85258
               (Address of principal executive offices) (Zip code)

     The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: 1-800-992-0180

                       Date of fiscal year end: March 31

                    Date of reporting period: March 31, 2003

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

ANNUAL REPORT

March 31, 2003

CLASSES A, B, C, M AND T                FIXED INCOME FUNDS
                                        ING GNMA Income Funds
                                        ING High Yield Bond Fund
                                        ING High Yield Opportunity Fund
                                        ING Intermediate Bond Fund
                                        ING National Tax-Exempt Bond Fund
                                        ING Strategic Bond Fund

                                        MONEY MARKET FUNDS
                                        ING Classic Money Market Fund
                                        ING Money Market Fund
                                        ING Lexington Money Market Trust


[PHOTO]

                                                                     [LION LOGO]
                                                                      ING FUNDS

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

                 President's Letter ......................    1
                 Portfolio Managers' Reports .............    2
                 Index Descriptions ......................   17
                 Report of Independent Accountants .......   18
                 Statements of Assets and Liabilities ....   19
                 Statements of Operations ................   23
                 Statements of Changes in Net Assets .....   25
                 Financial Highlights ....................   34
                 Notes to Financial Statements ...........   51
                 Portfolios of Investments ...............   70
                 Shareholder Meeting Information .........  100
                 Tax Information .........................  101
                 Trustee and Officer Information .........  102

                               PRESIDENT'S LETTER
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to present the March 31, 2003 Annual Report for the ING Funds. There are nine Fixed Income Funds included in this Annual Report.

Amid the difficulties of the past year, we were successful in integrating the operations of various mutual fund groups that have been acquired by ING Groep N.V. over the past two years. The ING Funds family now offers more than 150 open- and closed-end funds and variable products with a wide range of investment objectives and styles.

At ING Funds we are dedicated to providing core investments for the serious investor. Our goal is to understand and anticipate your needs and objectives, and manage our products accordingly. We greatly appreciate your continued investment in the ING Funds.

Sincerely,

/s/ James M. Hennessy

James M. Hennessy
President
ING Funds Services, LLC
May 15, 2003

ING GNMA INCOME FUND                                  Portfolio Managers' Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Denis P. Jamison CFA; Roseann G. McCarthy, Co-Portfolio Managers, ING Investments, LLC.

GOAL: The ING GNMA Income Fund (the "Fund") seeks a high level of current income consistent with liquidity and safety of principal, through investment primarily in Government National Mortgage Association (GNMA) mortgage-backed securities that are guaranteed as to the timely payment of principal and interest by the U.S. Government. The Fund invests the remainder of its assets in securities whose interest and principal payments are guaranteed by the United States Government or its agencies(1). These securities include mortgage-backed securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and U.S. Treasury bonds, notes, and bills. Normally, at least 80% of the Fund's assets are invested in GNMA mortgages.

MARKET OVERVIEW: Fixed income securities benefited from the many uncertainties facing investors during the past year. During the period, yields on U.S. Treasury securities hit forty-year lows dropping nearly 100 to 200 basis points across the longer end of the curve. More recently, the bond market has been range bound. Heightened concerns about the state of the economy, the effectiveness of monetary and fiscal stimuli, and the build-up to the Iraqi conflict have kept the markets in uncertain territory. Moreover, consumer confidence, the very engine that has kept the economy alive, slipped. Concerns that the Fed's most aggressive easing campaign has failed to create a sustainable economic recovery are weighing on the minds of investors. Mortgage securities also enjoyed a remarkable year, albeit not to the extent of other sectors of the bond market. Historically low mortgage rates have caused a huge amount of refinancing activity. Prepayment rates have increased dramatically, surpassing all time highs, and are likely to remain inflated for sometime. Early retirement of a mortgage tends to hurt price performance of these securities because the money received is reinvested at lower market rates.

PERFORMANCE: For the year ended March 31, 2003, the Fund's Class A shares, excluding sales charges, provided a total return of 10.82% compared to 8.67% for the Lehman Brothers Mortgage-Backed Securities Index.

PORTFOLIO SPECIFICS: During the first half of the period we maintained a duration that was above that of our competitors and the benchmark. This was accomplished through the purchase of U.S. Treasury bonds along with the core holding of GNMA multifamily mortgage securities. The multifamily loans tend to perform better than single-family mortgages in a declining interest rate environment. This is because these securities are call-protected, unlike single-family loans that can be prepaid at any time. During the final quarter of 2002, we shortened the duration of the Fund by selling the long government bond position. The proceeds were rolled into U.S. Treasury Inflation Protected Securities (TIPs). The TIP securities accounted for 15.3% of net assets on March 31, 2003. We also purchased higher coupon, low-loan balance GNMA single-family mortgage pools. These securities tend to experience less prepayment activity than comparable generic pools because of the smaller size of each individual mortgage. Low-loan balance pools now account for about 9% of the total net assets of the Fund. Additionally, we have used portfolio cash flow to purchase GNMA-guaranteed collateralized mortgage obligations (CMO's) that have effective maturities of two years or less. These holdings will provide some balance to the longer maturity multi-family and low-loan balance mortgages.

MARKET OUTLOOK: The bond market has been range bound over the last several months. We think the market will likely emerge from its current trading pattern later this year and decisions regarding overall portfolio interest rate sensitivity will become key to performance. At this juncture, the economy shows few signs of strength and consumer confidence appears lackluster. While an end to hostilities in Iraq may boost consumer sentiment and stock prices, we think any impact on the bond market may prove to be a transitory hiccup unless there is a recovery in business spending. Accordingly, we are likely to increase the interest rate sensitivity and effective maturity of the Fund in the months ahead.

----------
(1) While the Fund invests in securities guaranteed by the U.S. Government as to timely payments of interest and principal, the Fund shares are not insured or guaranteed.

Portfolio Managers' Report                                  ING GNMA INCOME FUND
--------------------------------------------------------------------------------

                                   3/31/93  3/31/94  3/31/95  3/31/96  3/31/97  3/31/98  3/31/99  3/31/00  3/31/01  3/31/02  3/31/03
                                   -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
ING GNMA Income Fund Class A
  With Sales Charge                $ 9,522  $ 9,731  $10,302  $11,363  $11,909  $13,408  $14,290  $14,529  $16,370  $17,086  $18,935
ING GNMA Income Fund Class A
  Without Sales Charge             $10,000  $10,219  $10,819  $11,933  $12,506  $14,081  $15,007  $15,258  $17,191  $17,943  $19,885
Lehman Brothers Mortgage-Backed
  Securities Index                 $10,000  $10,136  $10,745  $11,872  $12,579  $13,981  $14,858  $15,193  $17,114  $18,207  $19,787

                                                 AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED MARCH 31, 2003
                                    --------------------------------------------------------------------------------------------
                                                                         SINCE INCEPTION     SINCE INCEPTION    SINCE INCEPTION
                                                                           OF CLASS B          OF CLASS C       OF CLASS M AND T
                                    1 YEAR       5 YEAR      10 YEAR         10/6/00             10/13/00            2/23/01
                                    ------       ------      -------         -------             --------            -------
Including Sales Charge:
 Class A(1)                          5.51%        6.11%       6.59%             --                  --                  --
 Class B(2)                          4.95%          --          --            7.31%                 --                  --
 Class C(3)                          8.95%          --          --              --                8.30%                 --
 Class M(4)                          6.67%          --          --              --                  --                5.83%
 Class T(5)                          6.37%          --          --              --                  --                6.60%
Excluding Sales Charge:
 Class A                            10.82%        7.15%       7.12%             --                  --                  --
 Class B                             9.95%          --          --            8.39%                 --                  --
 Class C                             9.95%          --          --              --                8.30%                 --
 Class M                            10.29%          --          --              --                  --                7.48%
 Class T                            10.37%          --          --              --                  --                7.49%
Lehman Brothers Mortgage-Backed
 Securities Index                    8.67%        7.19%       7.06%           8.77% (6)           8.77% (6)           7.51% (7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING GNMA Income Fund against the Lehman Brothers Mortgage-Backed Securities Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Performance table and graph do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Reflects deduction of the maximum Class M sales charge of 3.25%

(5) Reflects deduction of the Class T deferred sales charge of 4% and 2%, respectively, for the 1 year and since inception returns.

(6)  Since inception performance for index is shown from 10/1/00.

(7)  Since inception performance for index is shown from 3/1/01.

PRINCIPAL RISK FACTOR(S): The market value of the Fund's portfolio securities and the Fund's shares are neither insured or guaranteed by the U.S. Government. GNMA certificates in the Fund's portfolio are subject to early prepayment. Net Asset Value and Yield fluctuate. The value of the Fund's investment may fall when interest rates rise. This Fund may be particularly sensitive to interest rates because it primarily invests in U.S. Government securities. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile then debt securities with shorter durations. Although FNMA and FHLMC are government sponsored enterprises, their securities are not backed by the full faith and credit of the U.S. Government. Consequently, there are somewhat greater credit risks involved with investing in securities issued by those entities.

                See accompanying index descriptions on page 17.

ING HIGH YIELD BOND FUND                              Portfolio Managers' Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: A team of investment professionals lead by Greg Jacobs, CFA and Kurt Kringelis, CFA, ING Investment Management, LLC, the Sub-Adviser.

GOAL: The ING High Yield Bond Fund (the "Fund") seeks to provide investors with high levels of current income and total return by investing at least 80% of its total assets in high yield bonds.

MARKET OVERVIEW: The year ended March 31, 2003 witnessed some of the greatest volatility and sudden credit turbulence in recent memory. As the year progressed, scores of erstwhile investment grade names plummeted to junk and distorted a number of high yield indices. Disappointing earnings and a relentless equity market tailspin prompted institutional investors to seek refuge in U.S. Treasuries, mortgage-backed securities, and other higher quality debt during the first three quarters of 2002. Geo-political uncertainties exacerbated the flight to quality.

By the beginning of the fourth quarter U.S. credit risk premia stood at historic levels. The magnitude of the November rate cut by the Fed surprised the markets, and risk taking returned. Hedge funds scrambled to cover shorts in the credit default swaps market while traditional bond investors sold Treasuries to add both high yield and high-grade bonds. With the advent of the first quarter of 2003 foreign and domestic capital markets became increasingly focused on the pending war with Iraq. Early January witnessed the continuation of the late 2002 rallies.

Gloomier economic statistics and the realization that the conflict would not conclude as swiftly as the first Gulf War, took some steam out of the equity markets in the waning days of March 2003. Fragmentary reports from hundreds of embedded reporters in Iraq resulted in extremely volatile trading sessions for both stocks and bonds. Away from the unfolding war, the global economy appears tepid at best, and U.S. consumer confidence hit its lowest point since 1967. Employment and other important data have surprised analysts on the downside.

Extraordinary winter weather in the Northeast and the procrastination of consumers and companies, alike, are partially to blame for the disappointing economic results. Yet, it is difficult to gauge whether the weak data is a harbinger of increasing softness or merely a pause. Even the Federal Reserve expressed its own lack of clarity in its March statement: "in light of the unusually large uncertainties clouding the geopolitical situation...the Committee does not believe it can usefully characterize the current balance of risks..."

PERFORMANCE: For the year ended March 31, 2003, the Fund's class A shares, excluding sales charges, provided a total return of 2.24% compared to 4.34% for the Lehman Brothers High Yield Bond Index.

PORTFOLIO SPECIFICS: Historically we have viewed the domestic cable sector as an attractive defensive play, and we believed that strong business models and ample underlying asset values supported the sector. The entire sector came under pressure in 2002 due to management fraud at Adelphia. While we pared our risk significantly during the period to a neutral/underweight position, our overweight at the beginning of the decline had a negative impact on performance. Our strong credit discipline resulted in an underweight in wireline, telecommunications, utilities, and technology. However, these sectors led the strong 4Q high yield market rally, which continued into 2003 and may produce some drag.

MARKET OUTLOOK: The only certainty is uncertainty; we expect the markets to remain volatile for the near-term. Exogenous events such as war and terrorism are notoriously hard to manage for. We still believe that fiscal and monetary stimulus will keep the U.S. economy out of recession in 2003, but that growth may be subdued. Central banks have not run out of options to prime the financial system.

A double dip recession will not easily subside, especially if consumers pinch their pocket books. A clear picture of business conditions will not appear until the impact of the war becomes evident. Our chief concern is that a spendthrift consumer single-handedly kept the economy in plus territory for some time. The ability to shrink one's mortgage payment by refinancing and the tendency to take cash out in the process has fueled this spending. We believe that what is needed now is renewed hiring and increased capital expenditures by businesses, which will likely come slowly in this era of corporate de-levering and low capacity utilization.

We continue to be constructive on the broad high yield market in the long-term. In aggregate, the high yield universe has been less focused on growth capital expenditures and more focused on balance sheet maintenance. In addition, the average quality of new issuance has been improving. As a result, we expect that, over time, this may lead to higher returns for high yield investors in the form of capital appreciation (spread tightening) and principal preservation (lower default losses). In fact, default rates appear to have topped and are now declining.

Portfolio Managers' Report                              ING HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

                                                           12/15/98   3/31/99   3/31/00   3/31/01   3/31/02   3/31/03
                                                           --------  --------  --------  --------  --------  --------
ING High Yield Bond Fund Class A With Sales Charge         $  9,524  $  9,906  $ 10,256  $ 10,902  $ 11,113  $ 11,362
ING High Yield Bond Fund Class A Without Sales Charge      $ 10,000  $ 10,401  $ 10,769  $ 11,447  $ 11,668  $ 11,930
Lehman Brothers High Yield Bond Index                      $ 10,000  $ 10,196  $ 10,011  $ 10,263  $ 10,330  $ 10,779

                                                AVERAGE ANNUAL TOTAL RETURNS
                                            FOR THE PERIODS ENDED MARCH 31, 2003
                                            ------------------------------------
                                                             SINCE INCEPTION
                                                1 YEAR          12/15/98
                                                ------          --------
Including Sales Charge:
  Class A (1)                                   -2.66%            3.02%
  Class B (2)                                   -3.37%            3.06%
  Class C (3)                                    0.48%            3.42%
Excluding Sales Charge:
  Class A                                        2.24%            4.20%
  Class B                                        1.37%            3.41%
  Class C                                        1.43%            3.42%
Lehman Brothers High Yield Bond Index            4.34%            1.75% (4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING High Yield Bond Fund against the Lehman Brothers High Yield Bond Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Performance table and graph do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for index is shown from 12/01/98.

PRINCIPAL RISK FACTOR(S): Investments in high yield bonds are high risk investments. Certain high yield/high risk bonds carry particular market, prepayment and credit risks and may experience greater volatility in market value than investment grade corporate bonds. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic. The value of the Fund's investments may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund. Derivatives are subject to the risk of changes in the market and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund.

                 See accompanying index descriptions on page 17.

ING HIGH YIELD OPPORTUNITY FUND                       Portfolio Managers' Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: A team of investment professionals.

GOAL: The ING High Yield Opportunity Fund (the "Fund") seeks a high level of current income and capital growth. Normally the Fund invests at least 80% of its assets in high yield, lower rated debt securities and convertible securities rated below investment grade.

MARKET OVERVIEW: The year ended March 31, 2003 witnessed some of the greatest volatility and sudden credit turbulence in recent memory. As the year progressed, scores of erstwhile investment grade names plummeted to junk and distorted a number of high yield indices. Disappointing earnings and a relentless equity market tailspin prompted institutional investors to seek refuge in U.S. Treasuries, mortgage-backed securities, and other higher quality debt during the first three quarters of 2002. Geo-political uncertainties exacerbated the flight to quality.

By the beginning of the fourth quarter U.S. credit risk premia stood at historic levels. The magnitude of the November rate cut by the Fed surprised the markets, and risk taking returned. Hedge funds scrambled to cover shorts in the credit default swaps market while traditional bond investors sold Treasuries to add both high yield and high-grade bonds. With the advent of the first quarter of 2003 foreign and domestic capital markets became increasingly focused on the pending war with Iraq. Early January witnessed the continuation of the late 2002 rallies.

Gloomier economic statistics and the realization that the conflict would not conclude as swiftly as the first Gulf War, took some steam out of the equity markets in the waning days of March 2003. Fragmentary reports from hundreds of embedded reporters in Iraq resulted in extremely volatile trading sessions for both stocks and bonds. Away from the unfolding war, the global economy appears tepid at best, and U.S. consumer confidence hit its lowest point since 1967. Employment and other important data have surprised analysts on the downside.

Extraordinary winter weather in the Northeast and the procrastination of consumers and companies, alike, are partially to blame for the disappointing economic results. Yet, it is difficult to gauge whether the weak data is a harbinger of increasing softness or merely a pause. Even the Federal Reserve expressed its own lack of clarity in its March statement: "in light of the unusually large uncertainties clouding the geopolitical situation...the Committee does not believe it can usefully characterize the current balance of risks..."

PERFORMANCE: For the year ended March 31, 2003, the Fund's Class A shares, excluding sales charges, provided a total return of -0.40% compared to 7.53% for the Credit Suisse First Boston Global High Yield Index.

PORTFOLIO SPECIFICS: The Fund was particularly challenged by the rapid deterioration of the riskier band of the high yield market during 2002. Historically, the Fund has focused on the high beta portion of the market. Our cable names produced underperformance despite the fact that it has traditionally been viewed as a defensive play. We believed that strong business models and ample underlying asset values supported the sector; however, the entire sector came under pressure in 2002 due to management fraud at Adelphia. Our commitment to telecom was a clear negative.

MARKET OUTLOOK: The only certainty is uncertainty; we expect the markets to remain volatile for the near-term. Exogenous events such as war and terrorism are notoriously hard to manage for. We still believe that fiscal and monetary stimulus will keep the U.S. economy out of recession in 2003, but that growth may be subdued. Central banks have not run out of options to prime the financial system.

A double dip recession will not easily subside, especially if consumers pinch their pocket books. A clear picture of business conditions may not appear until the impact of the war becomes evident. Our chief concern is that a spendthrift consumer single-handedly kept the economy in plus territory for some time. The ability to shrink one's mortgage payment by refinancing and the tendency to take cash out in the process has fueled this spending. We believe that what is needed now is renewed hiring and increased capital expenditures by businesses, which will likely come slowly in this era of corporate de-levering and low capacity utilization.

We continue to be constructive on the broad high yield market in the long-term. In aggregate, the high yield universe has been less focused on growth capital expenditures and more focused on balance sheet maintenance. In addition, the average quality of new issuance has been improving. As a result, we expect that, over time, this may lead to higher returns for high yield investors in the form of capital appreciation (spread tightening) and principal preservation (lower default losses). In fact, default rates appear to have topped and are now declining.

Portfolio Managers' Report                       ING HIGH YIELD OPPORTUNITY FUND
--------------------------------------------------------------------------------

                                           3/27/98  3/31/98  3/31/99  3/31/00  3/31/01  3/31/02  3/31/03
                                           -------  -------  -------  -------  -------  -------  -------
ING High Yield Opportunity Fund Class A
  With Sales Charge                        $ 9,527  $ 9,542  $ 9,650  $10,154  $ 8,983  $ 8,817  $ 8,782
ING High Yield Opportunity Fund Class A
  Without Sales Charge                     $10,000  $10,016  $10,129  $10,658  $ 9,428  $ 9,254  $ 9,218
Credit Suisse First Boston Global
  High Yield Index                         $10,000  $10,000  $ 9,925  $ 9,955  $10,031  $10,365  $11,146

                                          AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED MARCH 31, 2003
                                  ---------------------------------------------------------------------------------
                                                          SINCE INCEPTION       SINCE INCEPTION     SINCE INCEPTION
                                                        OF CLASS A, B AND C        OF CLASS M         OF CLASS T
                                  1 YEAR     5 YEAR           3/27/98               5/17/02             3/31/00
                                  ------     ------           -------               -------             -------
Including Sales Charge:
 Class A (1)                      -5.08%     -2.59%            -2.56%                  --                 --
 Class B (2)                      -5.50%     -2.47%            -2.32%                  --                 --
 Class C (3)                      -1.84%     -2.24%            -2.21%                  --                 --
 Class M(4)                          --         --                --                -6.25%                --
 Class T (5)                      -4.30%        --                --                   --              -5.46%
Excluding Sales Charge:
 Class A                          -0.40%     -1.65%            -1.61%                  --                 --
 Class B                          -1.07%     -2.24%            -2.21%                  --                 --
 Class C                          -0.96%     -2.24%            -2.21%                  --                 --
 Class M                             --         --                --                -3.16%                --
 Class T                          -0.75%        --                --                   --              -5.01%
Credit Suisse First Boston
 Global High Yield Index           7.53%      2.19%             2.19% (6)            6.22% (7)          3.84% (8)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING High Yield Opportunity Fund against the Credit Suisse First Boston Global High Yield Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Performance table and graph do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5%, 2% and 1%, respectively, for the 1 year, 5 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Reflects deduction of the maximum Class M sales charge of 3.25%.

(5) Reflects deduction of the Class T deferred sales charge of 4% and 2%, respectively, for the 1 year and since inception returns.

(6)  Since inception performance for index is shown from 04/01/98.

(7)  Since inception performance for index is shown from 06/01/02.

(8)  Since inception performance for index is shown from 04/01/00.

PRINCIPAL RISK FACTOR(S): The Fund may be subject to more credit risk than other income funds because it invests in high yield (or junk bond) debt securities, which are considered predominately speculative with respect to the issuer's continuing ability to meet interest and principal payments. This is especially true during periods of economic uncertainty or economic downturns. The value of the Fund's investments may fall when interest rates rise. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. High yield bonds carry particular market risks and may experience greater volatility and may be less liquid than higher quality investments. Foreign investing and emerging markets do pose special risks, including currency fluctuation, economic and political risks not found in investments that are solely domestic. Risks of foreign investing are generally intensified for investments in emerging markets. Investment in small-capitalization companies involves greater risk than is customarily associated with larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund. Derivatives are subject to the risk of changes in the market and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund.

                 See accompanying index descriptions on page 17.

ING INTERMEDIATE BOND FUND                            Portfolio Manager's Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: A team of investment professionals lead by James Kauffmann, Vice President ING Investment Management, LLC, the Sub-Adviser.

GOAL: The ING Intermediate Bond Fund (the "Fund") seeks to provide investors with a high level of current income, consistent with the preservation of capital and liquidity by investing at least 80% of its total assets in investment grade debt securities.

MARKET OVERVIEW: The year ended March 31, 2003 witnessed some of the greatest volatility and sudden credit turbulence in recent memory. As the year progressed, scores of erstwhile investment grade names -- many of which were in the top fifty corporate issuers by size -- plummeted to junk. For a number of these fallen angels -- which included names such as Tyco, Worldcom, and Qwest -- there were serious allegations of financial fraud. Yet, the repercussions were broad and devastating. Moreover, the credit default swap markets provided hedge funds the means to exploit the illiquidity in widely held or tarnished names.

Disappointing earnings and a relentless equity market tailspin prompted institutional investors to seek refuge in U.S. Treasuries, mortgage-backed securities, and higher quality emerging market debt. Geo-political uncertainties exacerbated the flight to quality and pushed U.S. Treasuries to a forty-year low during the year. Low interest rates, in turn, incited a riot of mortgage refinancing.

By the beginning of the fourth quarter U.S. domestic investment grade credit risk premia stood at historic levels. The magnitude of the November rate cut by the Fed surprised the markets, and risk taking returned. Hedge funds scrambled to cover shorts in the credit default swaps market while traditional bond investors sold Treasuries to add spread product in both high yield and investment grade sectors. Despite the turmoil in specific sectors, bonds out-performed equities for the third year in a row as the Lehman Brothers Aggregate Bond Index posted a positive 10.25% in 2002.

Many emerging markets actually benefited from the turbulance in U.S. credit markets as Chile, Mexico, Malaysia, and others were sought out as safe havens. Whereas elections in Brazil and political troubles in Venezuela did not initially augur well for their debt, the convergence trade in middle Europe, improvement in Russia, and the peaceful handover of power in Turkey boosted returns for those sovereigns.

With the advent of the first quarter of 2003 foreign and domestic capital markets became increasingly focused on the pending war with Iraq. Early January witnessed the continuation of the late 2002 rallies; however, as the likelihood of hostilities increased, investors bid up short-dated Treasuries at the expense of stocks. Two year Treasuries touched generational lows, and the prices of gold and energy shot up dramatically. Days before the ground war actually started investors reversed that trade pushing Treasury yields back to levels last seen in December. Equities hit new highs for the year.

Gloomier economic statistics and the perception that the conflict may not conclude as swiftly as the first Gulf War, took some steam out of the equity markets in the waning days of March. In our view, fragmentary reports from hundreds of embedded reporters in Iraq resulted in extremely volatile trading sessions for both stocks and bonds. Away from the unfolding war, the global economy appears tepid at best: Italy and the U.K. proved to be the hardiest in the EU posting a 0.4% GDP. Germany was clocked at 0.0%. Back in the U.S. consumer confidence hit its lowest point since 1967. Employment and other important data have surprised analysts on the downside; for example, consumer spending dropped in both January and February after adjusting for higher fuel costs. This disturbing trend occurred despite record mortgage refinancing.

Extraordinary winter weather in the Northeast and the procrastination of consumers and companies, alike, are partially to blame for the disappointing economic results. Yet, it is difficult to gauge whether the weak data is a harbinger of increasing softness or merely a pause. Even the Federal Reserve expressed its own lack of clarity in its March statement: "in light of the unusually large uncertainties clouding the geopolitical situation...the Committee does not believe it can usefully characterize the current balance of risks..."

PERFORMANCE: For the year ended March 31, 2003, the Fund's Class A shares, excluding sales charges, provided a total return of 11.48%, compared to 11.69% for the Lehman Brothers Aggregate Bond Index.

PORTFOLIO SPECIFICS: The Fund benefited from strict credit disciplines during 2002 -- a period of unprecedented financial fraud and deteriorating earnings. Security selection and sector allocation, by and large, produced positive alpha. The addition of high yield and euro-denominated bonds in the fourth quarter of the calendar year aided performance into 2003.

MARKET OUTLOOK: The only certainty is uncertainty; we expect the markets to remain volatile for the near-term. Exogenous events such as war and terrorism are notoriously hard to manage for. We still believe that fiscal and monetary stimulus will keep the U.S. economy out of recession in 2003, but that growth may be subdued. Central banks have not run out of options to prime the financial system.

A double dip recession will not easily subside especially if consumers pinch their pocket books. A clear picture of business conditions may not appear until the impact of the war becomes evident. Our chief concern is that a spendthrift consumer single-handedly kept the economy in plus territory for some time. The ability to shrink one's mortgage payment by refinancing and the tendency to take cash out in the process has fueled this spending. We believe that what is needed now is renewed hiring and increased capital expenditures by businesses, which will likely come slowly in this era of corporate de-levering.

In our view, high-grade bonds have garnered out-sized excess returns since the grim days of last November, but they now appear fully valued and provide less reward for their inherent risk. Consequently, we have reduced our investment grade corporate and agency exposure in favor of other sectors. We are over-weight in mortgages, commercial mortgages, and asset-backed securities. And we have initiated positions in emerging market debt (EMD), which not only offers attractive yields but often trade independently of economic conditions in the U.S. Generally, the sector will benefit from stabilizing or improving credit profiles, diminished supply, and high demand. Many EMD issuers are now investment grade. Additionally we have increased high yield exposure given its declining correlation with equities and Treasuries, improving credit fundamentals, and incremental yield.

Portfolio Manager's Report                            ING INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

                                                          12/15/98   3/31/99   3/31/00   3/31/01   3/31/02   3/31/03
                                                          --------   -------   -------   -------   -------   -------
ING Intermediate Bond Fund Class A With Sales Charge      $  9,524  $  9,451  $  9,538  $ 11,162  $ 12,197  $ 13,597
ING Intermediate Bond Fund Class A Without Sales Charge   $ 10,000  $  9,923  $ 10,015  $ 11,720  $ 12,807  $ 14,276
Lehman Brothers Aggregate Bond Index                      $ 10,000  $  9,980  $ 10,167  $ 11,441  $ 12,053  $ 13,462

                                                AVERAGE ANNUAL TOTAL RETURNS
                                            FOR THE PERIODS ENDED MARCH 31, 2003
                                            ------------------------------------
                                                             SINCE INCEPTION
                                                 1 YEAR          12/15/98
                                                 ------          --------
Including Sales Charge:
  Class A (1)                                     6.22%            7.43%
  Class B (2)                                     5.64%            7.47%
  Class C (3)                                     9.68%            7.85%
Excluding Sales Charge:
  Class A                                        11.48%            8.65%
  Class B                                        10.64%            7.83%
  Class C                                        10.68%            7.85%
Lehman Brothers Aggregate Bond Index             11.69%            7.10% (4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Intermediate Bond Fund against the Lehman Brothers Aggregate Bond Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Performance table and graph do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for index is shown from 12/01/98.

PRINCIPAL RISK FACTOR(S): Exposure to financial, market, prepayment and interest rate risks. The value of an investment in the Fund is not guaranteed and will fluctuate. Higher yielding bonds are subject to greater volatility and credit risks. The Fund invests in securities guaranteed by the U.S. Government as to timely payment of interest and principal, but Fund shares are not insured or guaranteed. Bonds have fixed principal and return if held to maturity, but may fluctuate in the interim. The principal risks of investing in the Fund are those generally attributable to bond investing, including increases in interest rates. Generally, when interest rates rise, bond prices fall. Bonds with longer maturities tend to be more sensitive to changes in interest rates. International investing involves special risks including currency fluctuations, lower liquidity, political and economic uncertainties and differences in accounting standards. With respect to short sales, if the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund. Derivatives are subject to the risk of changes in the market and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund.

                 See accompanying index descriptions on page 17.

ING NATIONAL
TAX-EXEMPT BOND FUND                                  Portfolio Managers' Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Robert Schonbrunn, Managing Director and Portfolio Manager and Karen Cronk, Managing Director and Portfolio Manager, ING Furman Selz Capital Management, LLC, the Sub-Adviser.

GOAL: The ING National-Tax Exempt Bond Fund, (the "Fund") seeks to provide investors with a high level of current income that is exempt from federal income taxes, consistent with preservation of capital. The Fund normally invests at least 80% of its assets in bonds issued by states, territories and possessions of the United States and the District of Columbia or their political subdivisions, agencies and instrumentalities, multi-state agencies or authorities the interest from which is, in the opinion of bond counsel of the issuer, exempt from federal income tax. At least 80% of the Fund's total assets will be invested in securities whose interest is not a preference item for purposes of the Federal alternative minimum tax.

MARKET OVERVIEW: During the last twelve months interest rates declined as the economy was unable to develop any sustainable strength. Increasing geo-political concerns caused investors to favor bonds as a "flight to safety" in uncertain times, which took interest rates to forty year lows. The municipal bond market was a major beneficiary of this movement, and interest rates on ten year AAA General Obligation bonds declined from 4.55% a year ago to 3.75% on March 31, 2003.

As the economy softened, State and local budgets came under increasing pressure when tax revenues declined. Recognizing the potential budget problems, the rating agencies were active in identifying problem areas and reducing credit ratings where appropriate. During the year issuers such as California were downgraded while many other were placed on the "watch list" for possible downgrade. Credit quality in the revenue bond sector has also drawn considerable attention recently as municipal airport bonds have suffered from reduced travel by both business and pleasure flyers, which has severely weakened the airline industry. Tobacco bonds, issued by many States to take advantage of the twenty-five year cash settlement of a class action suit against the tobacco industry, have also been devalued. The prospect of additional settlements against the tobacco industry has raised questions about the reliability of the twenty-five year cash flow anticipated by the States, which is the foundation for the tobacco bonds. These two recent negative developments in the revenue bond sector have reinforced the necessity for credit analysis in the municipal bond market.

Looking at the economy going forward, the managers believe that economic activity will likely strengthen in the coming year. Low interest rates, expected tax relief and a delayed capital spending cycle should begin to have a positive influence on the economy. Interest rates, which are currently near forty year lows are expected to rise in a stronger economic environment, but the current economic and geo-political uncertainty should prevent rates from rising substantially in the near future.

PERFORMANCE: For the year ended March 31, 2003, the Fund's Class A shares, excluding sales charges, returned 10.44% compared to a return of 9.89% for the Lehman Brothers Municipal Bond Index and 11.69% for the Lehman Brothers Aggregate Bond Index.

PORTFOLIO SPECIFICS: Performance for the year was enhanced by over-weighting the intermediate maturities in the middle of the yield curve. This sector did well as interest rates declined more in the intermediate part of the curve than at the short and long ends. The Fund also benefited from its over-weighted position in high coupon, premium bonds which were either pre-refunded or were potential candidates to be pre-refunded and traded well. The Fund was positioned defensively early in the year with a low duration in anticipation of rising interest rates. Since interest rates actually declined last year, this had a negative influence on performance. However, this defensive posture should benefit the Fund when rates begin to rise in the future. The Fund's high quality focus was an important factor in steering clear of the problem sectors of airport and tobacco bonds.

MARKET OUTLOOK: In anticipation of a likely economic rebound and rising interest rates, the Fund expects to maintain its defensive posture. Duration will remain low relative to its peers and credit quality will remain high. As interest rates begin to rise, there will be a shift from the over-weight in the middle of the yield curve to a more bar belled position with more concentration at both the short and long ends of the yield curve.

                                                                    ING NATIONAL
Portfolio Managers' Report                                  TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------

                                                                      11/8/99  3/31/00  3/31/01  3/31/02  3/31/03
                                                                      -------  -------  -------  -------  -------
ING National Tax-Exempt Bond Fund Class A With Sales Charge           $ 9,524  $ 9,638  $10,689  $10,929  $12,070
ING National Tax-Exempt Bond Fund Class A Without Sales Charge        $10,000  $10,120  $11,224  $11,476  $12,674
Lehman Brothers Municipal Bond Index                                  $10,000  $10,325  $11,452  $11,889  $13,064
Lehman Brothers Aggregate Bond Index                                  $10,000  $10,171  $11,445  $12,057  $13,466

                                                AVERAGE ANNUAL TOTAL RETURNS
                                            FOR THE PERIODS ENDED MARCH 31, 2003
                                            ------------------------------------
                                                              SINCE INCEPTION
                                               1 YEAR             11/8/99
                                               ------             -------
Including Sales Charge:
  Class A (1)                                   5.24%              5.71%
  Class B (2)                                   4.65%              5.65%
  Class C (3)                                   8.56%              6.44%
Excluding Sales Charge:
  Class A                                      10.44%              7.24%
  Class B                                       9.65%              6.42%
  Class C                                       9.56%              6.44%
Lehman Brothers Municipal Bond Index            9.89%              8.14%(4)
Lehman Brothers Aggregate Bond Index           11.69%              9.10%(4)

Based on a $10,000 initial investment, the table and graph above illustrate the total return of ING National Tax-Exempt Bond Fund against the Lehman Brothers Municipal Bond Index and the Lehman Brothers Aggregate Bond Index. The Indices have an inherent performance advantage over the Fund since they have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Performance table and graph do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for index is shown from 11/01/99.

PRINCIPAL RISK FACTOR(S): Exposure to credit, market and interest rate risk. Fluctuations in the value of the Fund's shares can be expected in response to changes in interest rates. The Fund's investments in mortgage-related securities may entail prepayment risk. Investments in municipal obligations pose special risks. To the extent that the Fund's assets are invested in municipal obligations payable from revenue or similar projects, the Fund will be subject to the peculiar risks presented by such projects. Income received from the Fund may be subject to state and local taxes, as well as the federal alternative minimum tax. Derivatives are subject to the risk of changes in the market and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund.

                 See accompanying index descriptions on page 17.

ING STRATEGIC BOND FUND                               Portfolio Managers' Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: A team of investment professionals.

GOAL: The ING Strategic Bond Fund (the "Fund") seeks maximum total return by investing at least 60% of its assets in debt securities issued by U.S. and foreign entities, as well as U.S. and foreign governments and their agencies and instrumentalities, that are rated investment grade by a nationally recognized statistical rating agency, or of comparable quality if unrated. Up to 40% of the Fund's assets may be invested in high yield securities rated below investment grade.

MARKET OVERVIEW: The year ended March 31, 2003 witnessed some of the greatest volatility and sudden credit turbulence in recent memory. As the year progressed, scores of erstwhile investment grade names -- many of which were in the top fifty corporate issuers by size -- plummeted to junk. For a number of these fallen angels -- which included names such as Tyco, Worldcom, and Qwest -- there were serious allegations of financial fraud. Yet, the repercussions were broad and devastating. Moreover, the credit default swap markets provided hedge funds the means to exploit the illiquidity in widely held or tarnished names.

Disappointing earnings and a relentless equity market tailspin prompted institutional investors to seek refuge in U.S. Treasuries, mortgage-backed securities, and higher quality emerging market debt. Geo-political uncertainties exacerbated the flight to quality and pushed U.S. Treasuries to a forty-year low during the year. Low interest rates, in turn, incited a riot of mortgage refinancing.

By the beginning of the fourth quarter U.S. domestic investment grade credit risk premia stood at historic levels. The magnitude of the Federal Reserve's ("Fed") November rate cut surprised the markets, and risk taking returned. Hedge funds scrambled to cover shorts in the credit default swaps market while traditional bond investors sold Treasuries to add spread product in both high yield and investment grade sectors. Despite the turmoil in specific sectors, bonds out-performed equities for the third year in a row as the Lehman Brothers Aggregate Bond Index ("LBAB") posted a positive 10.25% in 2002.

Many emerging markets actually benefited from the turbulance in U.S. credit markets as Chile, Mexico, Malaysia, and others were sought out as safe havens. Whereas elections in Brazil and political troubles in Venezuela did not initially augur well for their debt, the convergence trade in middle Europe, improvement in Russia, and the peaceful handover of power in Turkey boosted returns for those sovereigns.

With the advent of the first quarter of 2003 foreign and domestic capital markets became increasingly focused on the pending war with Iraq. Early January witnessed the continuation of the late 2002 rallies; however, as the likelihood of hostilities increased, investors bid up short-dated Treasuries at the expense of stocks. Two year Treasuries touched generational lows, and the prices of gold and energy shot up dramatically. Days before the ground war actually started investors reversed that trend pushing Treasury yields back to levels last seen in December. Equities hit new highs for the year.

Gloomier economic statistics and the perception that the conflict may not conclude as swiftly as the first Gulf War, took some steam out of the equity markets in the waning days of March. In our view, fragmentary reports from hundreds of embedded reporters in Iraq resulted in extremely volatile trading sessions for both stocks and bonds. Away from the unfolding war, the global economy appears tepid at best: Italy and the U.K. proved to be the hardiest in the EU posting a 0.4% Gross Domestic Product. Germany was clocked at 0.0%. Back in the U.S. consumer confidence hit its lowest point since 1967. Employment and other important data have surprised analysts on the downside; for example, consumer spending dropped in both January and February after adjusting for higher fuel costs. This disturbing trend occurred despite record mortgage refinancing.

Extraordinary winter weather in the Northeast and the procrastination of consumers and companies, alike, are partially to blame for the disappointing economic results. Yet, it is difficult to gauge whether the weak data is a harbinger of increasing softness or merely a pause. Even the Federal Reserve expressed its own lack of clarity in its March statement: "in light of the unusually large uncertainties clouding the geopolitical situation...the Committee does not believe it can usefully characterize the current balance of risks..."

PERFORMANCE: For the year ended March 31, 2003, the Fund's Class A shares, excluding sales charges, provided a total return of 8.73% compared to the Lehman Brothers Aggregate Bond Index, which returned 11.69% for the same period.

PORTFOLIO SPECIFICS: Up to October of 2002 the Fund benefited from a decidedly conservative cast versus its peers. However, the monumental credit rally that began in November coupled with poor security selection in the high yield allocation hurt performance. Euro-denominated bonds were also helpful. Security selection is the chief cause of under-performance so far in 2003; two emerging market names (Turkey and Endessa-Chile) offset any gains from Brazil.

MARKET OUTLOOK: The only certainty is uncertainty; we expect the markets to remain volatile for the near-term. Exogenous events such as war and terrorism are notoriously hard to manage for. We still believe that fiscal and monetary stimulus will keep the U.S. economy out of recession in 2003, but that growth may be subdued. Central banks have not run out of options to prime the financial system.

A double dip recession have not subside especially if consumers pinch their pocket books. A clear picture of business conditions may not appear until the impact of the war becomes evident. Our chief concern is that a spendthrift consumer single-handedly kept the economy in plus territory for some time. The ability to shrink one's mortgage payment by refinancing and the tendency to take cash out in the process has fueled this spending.

Portfolio Managers' Report                               ING STRATEGIC BOND FUND
--------------------------------------------------------------------------------

We believe that what is needed now is renewed hiring and increased capital expenditures by businesses, which will likely come slowly in this era of corporate de-levering.

In our view, high grade bonds have garnered out-sized excess returns since the grim days of last November, but they now appear fully valued and provide less reward for their inherent risk. Consequently, we have reduced our investment grade corporate and agency exposure in favor of other sectors. We are over-weight mortgages, commercial mortgages, and asset-backed securities. And we have initiated positions in emerging market debt (EMD), which not only offers attractive yields but often trade independently of economic conditions in the U.S. Generally, the sector will benefit from stabilizing or improving credit profiles, diminished supply, and high demand. Many EMD issuers are now investment grade. Additionally we have increased high yield exposure given its declining correlation with equities and Treasuries, improving credit fundamentals, and incremental yield.

                                                         7/27/98  3/31/99  3/31/00  3/31/01  3/31/02  3/31/03
                                                         -------  -------  -------  -------  -------  -------
ING Strategic Bond Fund Class A With Sales Charge        $ 9,527  $ 9,860  $ 9,918  $10,345  $10,371  $11,276
ING Strategic Bond Fund Class A Without Sales Charge     $10,000  $10,350  $10,411  $10,859  $10,886  $11,837
Lehman Brothers Aggregate Bond Index                     $10,000  $10,384  $10,578  $11,904  $12,540  $14,006

                                                AVERAGE ANNUAL TOTAL RETURNS
                                            FOR THE PERIODS ENDED MARCH 31, 2003
                                            ------------------------------------
                                                              SINCE INCEPTION
                                               1 YEAR             7/27/98
                                               ------             -------
Including Sales Charge:
  Class A (1)                                   3.53%              2.60%
  Class B (2)                                   3.36%              2.98%
  Class C (3)                                   7.38%              3.33%
Excluding Sales Charge:
  Class A                                       8.73%              3.67%
  Class B                                       8.36%              3.31%
  Class C                                       8.38%              3.33%
Lehman Brothers Aggregate Bond Index           11.69%              7.49%(4)

Based on a $10,000 initial investment, the table and graph above illustrate the total return of ING Strategic Bond Fund against the Lehman Brothers Aggregate Bond Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Performance table and graph do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for index is shown from 08/01/98.

PRINCIPAL RISK FACTOR(S): High yield bonds have exposure to financial, market and interest rate risks. High yields reflect the higher credit risks associated with certain lower rated securities in the Fund's portfolio, and in some cases, the lower market prices for those instruments. The Fund's investments in mortgage-related securities may entail prepayment risk. The Fund may invest up to 30% of its total assets in securities payable in foreign currencies. International investing does pose special risks, including currency fluctuation and political risks not found in domestic investments. High Yield securities may be less liquid than higher quality investments. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund. Derivatives are subject to the risk of changes in the market and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund.

                 See accompanying index descriptions on page 17.

ING CLASSIC MONEY MARKET FUND                         Portfolio Manager's Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: A team of investment professionals lead by Jennifer J. Thompson, CFA, Vice President, ING Investment Management, LLC, the Sub-Adviser.

GOAL: The ING Classic Money Market Fund (the "Fund") seeks to provide investors with a high level of current income, consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 net asset value per share.

MARKET OVERVIEW: We began the period with relatively positive market views that the economy, which had been sluggish in 2001, might recover by the second half of 2002. The Federal Reserve Board's Federal Open Market Committee's (the "FOMC" or the "Fed") target rate ("Fed Funds") was 1.75% and market participants viewed an increase in this rate as probable by year-end. However, as the second quarter came and went, expectations changed significantly.

Market concerns surrounding corporate governance and accounting issues impacted an unprecedented number of companies and brought a negative tone to the financial markets. This continued into the third quarter and, by the fourth quarter, rising unemployment, weak consumer demand and uncertainty associated with Iraq and North Korea further delayed the long-awaited "economic recovery."

The Fed responded to the economic weakness by lowering its Fed Funds target rate by 50 basis points to 1.25% on November 6, 2002. This was the first and only move of the Fed Funds rate in 2002. The surprise 50 basis point ease was characterized as an insurance policy by Chairman Greenspan against additional economic weakness and was done to get the economy through its "soft spot."

The first quarter of 2003 was eventful and volatile. The markets and the world watched as United Nations weapons inspectors combed Iraq for weapons of mass destruction. President Bush set forth Iraq's continued violations of U.N. resolutions and prepared America and the world for war with or without U.N. Security Council support. Then, on March 19, 2003, Hussein's elusiveness and refusal to step down resulted in a U.S./U.K.-led war with the support of approximately 43 coalition members.

The war and the build up to war virtually paralyzed the economy in the first quarter of 2003. In addition, most market participants believed that the longer the war lasts, the worse it may be for the economy. The "political uncertainty" manifested itself in declining employment and low consumer confidence and spending, reduced business spending, higher energy prices and related stresses on the airline and transportation industries. Add to all of this the emergence of the SARS (Severe Acute Respiratory Syndrome) virus and its further impact on travel globally, and the economic outlook appears quite cloudy.

Even the Fed admitted its inability to characterize the risks to the economy going forward. At its March 18, 2003 FOMC meeting, it left its Fed Funds target unchanged at 1.25% but promised "heightened surveillance." Most interpreted this to mean the Fed would lower rates prior to the May 6, 2003 FOMC meeting should it determine that weak economic fundamentals were not merely war-related. Ultimately, should the war end relatively quickly, the economy and the markets could recover nicely.

The London Inter-Bank Offered Rate ("LIBOR") yield curve from one to twelve months showed significant volatility as market expectations changed throughout the year. The LIBOR curve flattened from 112 basis points to -2 basis points at the period end. One-month LIBOR rates declined from 1.88% to 1.30% and one-year LIBOR decreased from 3.00% to 1.28%. By the end of the period, many market participants expected the Fed to lower rates again prior to year-end.

PORTFOLIO SPECIFICS: The average maturity of the portfolio fluctuated with changes in LIBOR rates and market expectations. For most of the year, the average maturity was kept in line with or slightly longer than the benchmark, the iMoneyNet First Tier Retail Index. As such, long paper was selectively purchased when sufficiently compensated given Fed Funds rate expectations. Callable paper was purchased at higher yields than non-callable notes. In addition, the Fund significantly increased its position in Floating Rate Notes ("FRN") when possible which offered better relative value than commercial paper and would perform better in a rising rate environment than fixed rate paper.

When the Fed lowered rates in November, the Fund's average maturity was longer than competitors. At the period end, the Fund's weighted average maturity was 69 days v. 55 days for the benchmark.

In retrospect, the Fund would have performed better had it purchased more one-year paper throughout the whole year.

MARKET OUTLOOK: In early April, the market remained fairly volatile due to war developments and mixed economic data. Fed Funds and LIBOR futures are pricing in a probability of a Fed ease by mid-year.

Long paper, including callable paper, may be purchased to pick up yield if sufficiently compensated given Fed Funds rate expectations. In addition, the Fund will likely continue to purchase FRNs when reasonably priced, which should perform nicely should the economy turn around. Ultimately, once the uncertainty with the Iraqi war lifts, we may be better able to discern the economic path ahead. For the time being, the Fund will keep their average maturity longer than competitors with the belief that the economy will remain weak in the foreseeable future.

PRINCIPAL RISK FACTOR(S): An investor in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER'S ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD LOOKING" STATEMENTS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

Portfolio Manager's Report                                 ING MONEY MARKET FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: A team of investment professionals lead by Jennifer J. Thompson, CFA, Vice President, ING Investment Management, LLC, the Sub-Adviser.

GOAL: The ING Money Market Fund (the "Fund") seeks to provide as high a level of current income as is consistent with the preservation of capital and liquidity.

MARKET OVERVIEW: We began the period with relatively positive market views that the economy, which had been sluggish in 2001, might recover by the second half of 2002. The Federal Reserve Board's Federal Open Market Committee's (the "FOMC" or the "Fed") target rate ("Fed Funds") was 1.75% and market participants viewed an increase in this rate as probable by year-end. However, as the second quarter came and went, expectations changed significantly.

Market concerns surrounding corporate governance and accounting issues impacted an unprecedented number of companies and brought a negative tone to the financial markets. This continued into the third quarter and, by the fourth quarter, rising unemployment, weak consumer demand and uncertainty associated with Iraq and North Korea further delayed the long-awaited "economic recovery."

The Fed responded to the economic weakness by lowering its Fed Funds target rate by 50 basis points to 1.25% on November 6, 2002. This was the first and only move of the Fed Funds rate in 2002. The surprise 50 basis point ease was characterized as an insurance policy by Chairman Greenspan against additional economic weakness and was done to get the economy through its "soft spot."

The first quarter of 2003 was eventful and volatile. The markets and the world watched as United Nations weapons inspectors combed Iraq for weapons of mass destruction. President Bush set forth Iraq's continued violations of U.N. resolutions and prepared America and the world for war with or without U.N. Security Council support. Then, on March 19, 2003, Hussein's elusiveness and refusal to step down resulted in a U.S./U.K.-led war with the support of approximately 43 coalition members.

The war and the build up to war virtually paralyzed the economy in the first quarter of 2003. In addition, most market participants believed that the longer the war lasts, the worse it may be for the economy. The "political uncertainty" manifested itself in declining employment and low consumer confidence and spending, reduced business spending, higher energy prices and related stresses on the airline and transportation industries. Add to all of this the emergence of the SARS (Severe Acute Respiratory Syndrome) virus and its further impact on travel globally, and the economic outlook appears quite cloudy.

Even the Fed admitted its inability to characterize the risks to the economy going forward. At its March 18, 2003 FOMC meeting, it left its Fed Funds target unchanged at 1.25% but promised "heightened surveillance." Most interpreted this to mean the Fed would lower rates prior to the May 6, 2003 FOMC meeting should it determine that weak economic fundamentals were not merely war-related. Ultimately, should the war end relatively quickly, the economy and the markets could recover nicely.

The London Inter-Bank Offered Rate ("LIBOR") yield curve from one to twelve months showed significant volatility as market expectations changed throughout the year. The LIBOR curve flattened from 112 basis points to -2 basis points at the period end. One-month LIBOR rates declined from 1.88% to 1.30% and one-year LIBOR decreased from 3.00% to 1.28%. By the end of the period, many market participants expected the Fed to lower rates again prior to year-end.

PORTFOLIO SPECIFICS: The financial challenges facing many companies in the uncertain economic environment of the past year posed the possibility of credit downgrades for numerous borrowers. Therefore, the average maturity of the portfolio was significantly short relative to its competitors. Government agency debt and U.S. Treasury bills were emphasized despite their lower yield. As the year ended, however, the portfolio composition was changed and the average maturity was extended to 50 days to more closely match that of competitors at 55 days. More specifically, the Fund increased its holdings of asset-backed commercial paper and floating rate notes with a corresponding decline in corporate commercial paper.

In retrospect, the Fund would have performed better had its average maturity been longer throughout the whole year.

MARKET OUTLOOK: In early April, the market remained fairly volatile due to war developments and mixed economic data. Fed Funds and LIBOR futures are pricing in a probability of a Fed ease by mid-year.

Long paper, including callable paper, may be purchased to pick up yield if sufficiently compensated given Fed Funds rate expectations. In addition, the Fund will likely continue to purchase floating rate notes when reasonably priced, which should perform nicely should the economy turn around. Ultimately, once the uncertainty with the Iraqi war lifts, we may be better able to discern the economic path ahead. For the time being, the Fund will likely keep their average maturity longer than competitors with the belief that the economy will remain weak in the foreseeable future.

PRINCIPAL RISK FACTOR(S): An investor in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER'S ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD LOOKING" STATEMENTS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

ING LEXINGTON MONEY MARKET TRUST                      Portfolio Manager's Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: A team of investment professionals lead by Jennifer J. Thompson, CFA, Vice President, ING Investment Management, LLC, the Sub-Adviser.

GOAL: The ING Lexington Money Market Trust (the "Trust") seeks to provide as high a level of current income from short-term investments as is consistent with the preservation of capital and liquidity. The Fund looks to maintain a stable net asset value of $1.00 per share.

MARKET OVERVIEW: We began the period with relatively positive market views that the economy, which had been sluggish in 2001, might recover by the second half of 2002. The Federal Reserve Board's Federal Open Market Committee's (the "FOMC" or the "Fed") target rate ("Fed Funds") was 1.75% and market participants viewed an increase in this rate as probable by year-end. However, as the second quarter came and went, expectations changed significantly.

Market concerns surrounding corporate governance and accounting issues impacted an unprecedented number of companies and brought a negative tone to the financial markets. This continued into the third quarter and, by the fourth quarter, rising unemployment, weak consumer demand and uncertainty associated with Iraq and North Korea further delayed the long-awaited "economic recovery."

The Fed responded to the economic weakness by lowering its Fed Funds target rate by 50 basis points to 1.25% on November 6, 2002. This was the first and only move of the Fed Funds rate in 2002. The surprise 50 basis point ease was characterized as an insurance policy by Chairman Greenspan against additional economic weakness and was done to get the economy through its "soft spot."

The first quarter of 2003 was eventful and volatile. The markets and the world watched as United Nations weapons inspectors combed Iraq for weapons of mass destruction. President Bush set forth Iraq's continued violations of U.N. resolutions and prepared America and the world for war with or without U.N. Security Council support. Then, on March 19, 2003, Hussein's elusiveness and refusal to step down resulted in a U.S./U.K.-led war with the support of approximately 43 coalition members.

The war and the build up to war virtually paralyzed the economy in the first quarter of 2003. In addition, most market participants believed that the longer the war lasts, the worse it may be for the economy. The "political uncertainty" manifested itself in declining employment and low consumer confidence and spending, reduced business spending, higher energy prices and related stresses on the airline and transportation industries. Add to all of this the emergence of the SARS (Severe Acute Respiratory Syndrome) virus and its further impact on travel globally, and the economic outlook appears quite cloudy.

Even the Fed admitted its inability to characterize the risks to the economy going forward. At its March 18, 2003 FOMC meeting, it left its Fed Funds target unchanged at 1.25% but promised "heightened surveillance." Most interpreted this to mean the Fed would lower rates prior to the May 6, 2003 FOMC meeting should it determine that weak economic fundamentals were not merely war-related. Ultimately, should the war end relatively quickly, the economy and the markets could recover nicely.

The London Inter-Bank Offered Rate ("LIBOR") yield curve from one to twelve months showed significant volatility as market expectations changed throughout the year. The LIBOR curve flattened from 112 basis points to -2 basis points at the period end. One-month LIBOR rates declined from 1.88% to 1.30% and one-year LIBOR decreased from 3.00% to 1.28%. By the end of the period, many market participants expected the Fed to lower rates again prior to year-end.

PORTFOLIO SPECIFICS: The financial challenges facing many companies in the uncertain economic environment of the past year posed the possibility of credit downgrades for numerous borrowers. Therefore, the average maturity of the portfolio was significantly short relative to its competitors. Government agency debt and U.S. Treasury bills were emphasized despite their lower yield. As the year ended, however, the portfolio composition was changed and the average maturity was extended to 54 days to more closely match that of competitors at 55 days. More specifically, the Fund increased its holdings of asset-backed commercial paper and floating rate notes with a corresponding decline in corporate commercial paper.

In retrospect, the Fund would have performed better had its average maturity been longer throughout the whole year.

MARKET OUTLOOK: In early April, the market remained fairly volatile due to war developments and mixed economic data. Fed Funds and LIBOR futures are pricing in a probability of a Fed ease by mid-year.

Long paper, including callable paper, may be purchased to pick up yield if sufficiently compensated given Fed Funds rate expectations. In addition, the Fund will likely continue to purchase floating rate notes when reasonably priced, which should perform nicely should the economy turn around. Ultimately, once the uncertainty with the Iraqi war lifts, we may be better able to discern the economic path ahead. For the time being, the Fund will likely keep their average maturity longer than competitors with the belief that the economy will remain weak in the foreseeable future.

PRINCIPAL RISK FACTOR(S): An investor in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER'S ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD LOOKING" STATEMENTS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

                               INDEX DESCRIPTIONS
--------------------------------------------------------------------------------

The CREDIT SUISSE FIRST BOSTON GLOBAL HIGH YIELD INDEX is an unmanaged index that measures the performance of fixed income securities similar, but not identical, to those in the Fund's portfolio.

The IMONEY NET FIRST TIER RETAIL INDEX is an unmanaged index that includes the most broadly based money market funds.

The LEHMAN BROTHERS AGGREGATE BOND INDEX is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

The LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index that measures the performance of fixed-income securities that are similar, but not identical, to those in the Fund's portfolio.

The LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index composed of fixed income security mortgage pools sponsored by GNMA, FNMA and FHLMC, including GNMA Graduated Payment Mortgages.

The LEHMAN BROTHERS MUNICIPAL BOND INDEX is an unmanaged index of approximately 1,100 investment grade tax-exempt bonds classified into four sectors: general obligation, revenue, insured and pre-refunded.

                           All indices are unmanaged.
                An investor cannot invest directly in an index.

                        REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of ING Funds Trust

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of ING GNMA Income Fund, ING High Yield Bond Fund, ING High Yield Opportunity Fund, ING Intermediate Bond Fund, ING National Tax-Exempt Bond Fund, ING Strategic Bond Fund (formerly ING Strategic Income Fund), ING Classic Money Market Fund, ING Money Market Fund and ING Lexington Money Market Trust (constituting ING Funds Trust, hereafter collectively referred to as the "Funds") at March 31, 2003, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, except as described below, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2003 by correspondence with the custodian, transfer agent, brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

For all periods ending prior to and including December 31, 2000, for ING GNMA Income Fund and ING Lexington Money Market Trust, the financial highlights were audited by other independent accountants whose reports dated February 26, 2001 expressed unqualified opinions on those financial highlights.

For all periods ending prior to and including October 31, 2000, for ING National Tax-Exempt Bond Fund, ING Intermediate Bond Fund, ING High Yield Bond Fund and ING Classic Money Market Fund, the financial highlights were audited by other independent accountants whose report dated December 5, 2000 expressed unqualified opinions on those financial highlights.

For all periods ending prior to and including June 30, 2000, for ING Strategic Bond Fund, ING High Yield Opportunity Fund and ING Money Market Fund, the financial highlights were audited by other independent accountants whose report dated August 4, 2000 expressed an unqualified opinion on those financial highlights.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Denver, Colorado
May 23, 2003

           STATEMENTS OF ASSETS AND LIABILITIES as of March 31, 2003
--------------------------------------------------------------------------------

                                                                    ING              ING              ING
                                                   ING           HIGH YIELD      HIGH YIELD       INTERMEDIATE
                                               GNMA INCOME          BOND         OPPORTUNITY          BOND
                                                   FUND             FUND             FUND             FUND
                                              -------------    -------------    -------------    -------------
ASSETS:
Investments in securities at value*           $ 910,852,593    $  56,434,963    $ 296,235,360    $ 303,041,897
Short-term investments at amortized cost          3,933,377        2,926,000       21,546,000       34,069,338
Cash                                                    757               --            4,396          100,685
Foreign currencies at value**                            --               --               --          263,544
Receivables:
  Investment securities sold                             --          106,340        3,088,087       43,649,305
  Fund shares sold                                5,597,113          631,501        7,043,697        4,400,689
  Dividends and interest                          4,966,402        1,331,620        8,562,449        2,580,390
  Futures variation margin                               --               --               --          301,894
  Other                                                  --               --               --            1,255
Prepaid expenses                                     68,107           17,041           53,775           25,134
Reimbursement due from manager                           --               --           53,291            2,005
                                              -------------    -------------    -------------    -------------
     Total assets                               925,418,349       61,447,465      336,587,055      388,436,136
                                              -------------    -------------    -------------    -------------
LIABILITIES:
Payable for investment securities purchased              --          802,811        3,955,966      111,229,752
Payable for fund shares redeemed                  1,141,460           36,715          494,253          376,703
Income distribution payable                              --          110,146        1,698,009          208,901
Payable to affiliates                               801,227           66,713          400,674          255,401
Payable to custodian                                     --          101,416               --               --
Payable for trustee fees                            100,200            1,490           16,836              386
Other accrued expenses and liabilities              615,602           87,797          386,892          146,670
                                              -------------    -------------    -------------    -------------
     Total liabilities                            2,658,489        1,207,088        6,952,630      112,217,813
                                              -------------    -------------    -------------    -------------
NET ASSETS                                    $ 922,759,860    $  60,240,377    $ 329,634,425    $ 276,218,323
                                              =============    =============    =============    =============
NET ASSETS WERE COMPRISED OF:
Paid-in Capital                               $ 889,838,819    $  67,864,383    $ 811,708,306    $ 269,600,105
Undistributed net investment income
 (accumulated net investment loss)                5,623,076            3,518       (4,064,293)         402,081
Accumulated net realized gain (loss) on
 investments and foreign currencies             (15,856,314)      (9,253,173)    (425,756,782)       2,865,177
Net unrealized appreciation (depreciation)
 of investments, futures and foreign
 currencies                                      43,154,279        1,625,649      (52,252,806)       3,350,960
                                              -------------    -------------    -------------    -------------
NET ASSETS                                    $ 922,759,860    $  60,240,377    $ 329,634,425    $ 276,218,323
                                              =============    =============    =============    =============
 * Cost of securities                         $ 867,698,314    $  54,809,314    $ 348,456,591    $ 299,791,820
** Cost of foreign currencies                 $          --    $          --    $          --    $     259,785

                 See Accompanying Notes to Financial Statements

            STATEMENTS OF ASSETS AND LIABILITIES as of March 31, 2003
--------------------------------------------------------------------------------

                                                                       ING            ING            ING
                                                        ING         HIGH YIELD    HIGH YIELD     INTERMEDIATE
                                                    GNMA INCOME        BOND       OPPORTUNITY        BOND
                                                        FUND           FUND           FUND           FUND
                                                    ------------   ------------   ------------   ------------
CLASS A:
Net Assets                                          $666,433,012   $ 43,374,872   $101,603,046   $146,648,552
Shares authorized                                      unlimited      unlimited      unlimited      unlimited
Par value                                           $      0.001   $      0.001   $      0.001   $      0.001
Shares outstanding                                    74,036,792      5,235,347     15,254,923     13,954,791
Net asset value and redemption price per share      $       9.00   $       8.29   $       6.66   $      10.51
Maximum offering price per share (4.75%)(1)         $       9.45   $       8.70   $       6.99   $      11.03

CLASS B:
Net Assets                                          $150,548,906   $ 11,584,063   $192,643,351   $ 61,544,116
Shares authorized                                      unlimited      unlimited      unlimited      unlimited
Par value                                           $      0.001   $      0.001   $      0.001   $      0.001
Shares outstanding                                    16,800,008      1,398,608     28,774,846      5,862,962
Net asset value and redemption price per share(2)   $       8.96   $       8.28   $       6.69   $      10.50
Maximum offering price per share                    $       8.96   $       8.28   $       6.69   $      10.50

CLASS C:
Net Assets                                          $ 87,969,636   $  5,281,442   $ 26,163,378   $ 52,979,256
Shares authorized                                      unlimited      unlimited      unlimited      unlimited
Par value                                           $      0.001   $      0.001   $      0.001   $      0.001
Shares outstanding                                     9,805,791        637,664      3,909,823      5,046,242
Net asset value and redemption price per share(2)   $       8.97   $       8.28   $       6.69   $      10.50
Maximum offering price per share                    $       8.97   $       8.28   $       6.69   $      10.50

CLASS I:
Net Assets                                          $  6,945,675            n/a            n/a   $ 15,046,399
Shares authorized                                      unlimited            n/a            n/a      unlimited
Par value                                           $      0.001            n/a            n/a   $      0.001
Shares outstanding                                       771,020            n/a            n/a      1,431,421
Net asset value and redemption price per share      $       9.01            n/a            n/a   $      10.51
Maximum offering price per share                    $       9.01            n/a            n/a   $      10.51

CLASS M:
Net Assets                                          $  1,111,153            n/a   $  3,353,213            n/a
Shares authorized                                      unlimited            n/a      unlimited            n/a
Par value                                           $      0.001            n/a   $      0.001            n/a
Shares outstanding                                       123,351            n/a        504,180            n/a
Net asset value and redemption price per share      $       9.01            n/a   $       6.65            n/a
Maximum offering price per share (3.25%)(3)         $       9.31            n/a   $       6.87            n/a

CLASS Q:
Net Assets                                          $    183,391            n/a   $    911,629            n/a
Shares authorized                                      unlimited            n/a      unlimited            n/a
Par value                                           $      0.001            n/a   $      0.001            n/a
Shares outstanding                                        20,354            n/a        136,400            n/a
Net asset value and redemption price per share      $       9.01            n/a   $       6.68            n/a
Maximum offering price per share                    $       9.01            n/a   $       6.68            n/a

CLASS T:
Net Assets                                          $  9,568,087            n/a   $  4,959,808            n/a
Shares authorized                                      unlimited            n/a      unlimited            n/a
Par value                                           $      0.001            n/a   $      0.001            n/a
Shares outstanding                                     1,062,777            n/a        743,255            n/a
Net asset value and redemption price per share(2)   $       9.00            n/a   $       6.67            n/a
Maximum offering price per share                    $       9.00            n/a   $       6.67            n/a

----------
(1) Maximum offering price is computed at 100/95.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3) Maximum offering price is computed at 100/96.75 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

                 See Accompanying Notes to Financial Statements

            STATEMENTS OF ASSETS AND LIABILITIES as of March 31, 2003
--------------------------------------------------------------------------------

                                                   ING            ING                 ING                               ING
                                                 NATIONAL      STRATEGIC            CLASSIC            ING           LEXINGTON
                                             TAX-EXEMPT BOND      BOND            MONEY MARKET     MONEY MARKET     MONEY MARKET
                                                   FUND           FUND                FUND             FUND             TRUST
                                              -------------   -------------       -------------    -------------    -------------
ASSETS:
Investments in securities at value*           $  26,846,895   $  37,940,803       $          --    $          --    $          --
Investments in mutual funds                              --       4,207,507 (1)              --               --               --
Short-term investments at amortized cost            764,000       6,223,000( 2)     459,193,639       61,526,141       50,376,771
Cash                                                    807              28                 262               97              869
Foreign currencies at value**                            --          15,310                  --               --               --
Receivables:
  Investment securities sold                             --          32,408                  --               --               --
  Fund shares sold                                  185,905         635,995           1,034,094          113,736           64,650
  Dividends and interest                            390,099         552,075           1,523,412           54,565           41,610
  Other                                                  --              --                 439               59               46
Prepaid expenses                                     12,883          21,876              45,561           21,327           12,281
Reimbursement due from manager                        3,481          18,833                  --           43,338               --
                                              -------------   -------------       -------------    -------------    -------------
     Total assets                                28,204,070      49,647,835         461,797,407       61,759,263       50,496,227
                                              -------------   -------------       -------------    -------------    -------------
LIABILITIES:
Payable for investment securities purchased         529,954              --                  --               --               --
Payable for fund shares redeemed                    102,606          62,426             499,972          243,816          111,591
Payable to affiliates                                21,709          41,671             188,606           66,282           25,600
Payable for trustee fees                                748          65,674               2,648            2,200           68,138
Other accrued expenses and liabilities               46,249          92,823             461,374          108,190          138,378
                                              -------------   -------------       -------------    -------------    -------------
     Total liabilities                              701,266         262,594           1,152,600          420,488          343,707
                                              -------------   -------------       -------------    -------------    -------------
NET ASSETS                                    $  27,502,804   $  49,385,241       $ 460,644,807    $  61,338,775    $  50,152,520
                                              =============   =============       =============    =============    =============
NET ASSETS WERE COMPRISED OF:
Paid-in Capital                               $  25,436,479   $  60,230,514       $ 460,680,175    $  61,262,255    $  50,153,128
Undistributed net investment income                     260          71,455                  --           78,256               --
Accumulated net realized gain (loss) on
 investments and foreign currencies                 307,790     (12,192,764)            (35,368)          (1,736)            (608)
Net unrealized appreciation of investments
 and foreign currencies                           1,758,275       1,276,036                  --               --               --
                                              -------------   -------------       -------------    -------------    -------------
NET ASSETS                                    $  27,502,804   $  49,385,241       $ 460,644,807    $  61,338,775    $  50,152,520
                                              =============   =============       =============    =============    =============
 * Cost of securities                         $  25,088,620   $  40,876,769       $          --    $          --    $          --
** Cost of foreign securities                 $          --   $      15,156       $          --    $          --    $          --

----------
(1)  Mutual funds are a part of the ING Family of Funds.
(2)  Amount consists of repurchase agreements.

                 See Accompanying Notes to Financial Statements

            STATEMENTS OF ASSETS AND LIABILITIES as of March 31, 2003
--------------------------------------------------------------------------------

                                           ING               ING              ING                            ING
                                         NATIONAL         STRATEGIC         CLASSIC          ING          LEXINGTON
                                      TAX-EXEMPT BOND        BOND         MONEY MARKET   MONEY MARKET   MONEY MARKET
                                           FUND              FUND            FUND(3)         FUND           TRUST
                                       ------------      -----------      ------------   ------------   ------------
CLASS A:
Net Assets                             $ 23,646,523      $31,598,637      $458,964,446   $ 16,127,397   $ 50,152,520
Shares authorized                         unlimited        unlimited         unlimited      unlimited      unlimited
Par value                              $      0.001      $     0.001      $      0.001   $      0.001   $      0.001
Shares outstanding                        2,175,706        2,810,913       459,019,947     16,133,868     50,153,128
Net asset value and redemption price
 per share                             $      10.87      $     11.24      $       1.00   $       1.00   $       1.00
Maximum offering price per share       $      11.41 (1)  $     11.80 (1)  $       1.00   $       1.00   $       1.00

CLASS B:
Net Assets                             $  2,791,678      $13,581,074      $  1,156,290   $ 34,547,788            n/a
Shares authorized                         unlimited        unlimited         unlimited      unlimited            n/a
Par value                              $      0.001      $     0.001      $      0.001   $      0.001            n/a
Shares outstanding                          256,982        1,240,244         1,156,762     34,550,821            n/a
Net asset value and redemption price
 per share                             $      10.86 (2)  $     10.95 (2)  $       1.00   $       1.00            n/a
Maximum offering price per share       $      10.86      $     10.95      $       1.00   $       1.00            n/a

CLASS C:
Net Assets                             $  1,064,603      $ 4,090,543      $    524,071   $ 10,663,590            n/a
Shares authorized                         unlimited        unlimited         unlimited      unlimited            n/a
Par value                              $      0.001      $     0.001      $      0.001   $      0.001            n/a
Shares outstanding                           97,927          355,230           523,934     10,666,661            n/a
Net asset value and redemption price
 per share                             $      10.87 (2)  $     11.52 (2)  $       1.00   $       1.00            n/a
Maximum offering price per share       $      10.87      $     11.52      $       1.00   $       1.00            n/a

CLASS Q:
Net Assets                                      n/a      $   114,987               n/a            n/a            n/a
Shares authorized                               n/a        unlimited               n/a            n/a            n/a
Par value                                       n/a      $     0.001               n/a            n/a            n/a
Shares outstanding                              n/a           10,836               n/a            n/a            n/a
Net asset value and redemption price
 per share                                      n/a      $     10.61               n/a            n/a            n/a
Maximum offering price per share                n/a      $     10.61               n/a            n/a            n/a

----------
(1) Maximum offering price (4.75%) is computed at 100/95.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3) All Class I shares were redeemed on August 14, 2002, although Class I shares are still eligible for purchase.

                 See Accompanying Notes to Financial Statements

          STATEMENTS OF OPERATIONS for the year ended March 31, 2003
--------------------------------------------------------------------------------

                                                                              ING             ING             ING
                                                               ING         HIGH YIELD     HIGH YIELD      INTERMEDIATE
                                                           GNMA INCOME        BOND        OPPORTUNITY         BOND
                                                               FUND           FUND            FUND            FUND
                                                           ------------   ------------    ------------    ------------
INVESTMENT INCOME:
Dividends                                                  $         --   $     10,559    $     23,910    $        665
Interest                                                     47,297,127      4,122,507      35,430,021       6,471,715
                                                           ------------   ------------    ------------    ------------
  Total investment income                                    47,297,127      4,133,066      35,453,931       6,472,380
                                                           ------------   ------------    ------------    ------------
EXPENSES:
Investment management fees                                    3,944,780        305,876       1,880,158         748,055
Distribution and service fees:
  Class A                                                     1,522,337        129,476         285,151         272,783
  Class B                                                     1,149,668         77,428       1,954,407         342,574
  Class C                                                       630,758         23,219         249,597         251,036
  Class M                                                         7,000             --          24,362              --
  Class Q                                                           538             --           3,285              --
  Class T                                                        66,748             --          44,953              --
Transfer agent fees:
  Class A                                                       893,740         58,358         183,208         127,827
  Class B                                                       170,740         12,286         440,893          56,741
  Class C                                                        94,093          3,723          57,320          41,816
  Class I                                                         2,742             --              --             861
  Class M                                                         1,392             --           6,634              --
  Class Q                                                           125             --             677              --
  Class T                                                        14,934             --          16,317              --
Administrative service fees                                     802,840         47,058         314,650         149,611
Shareholder reporting expense                                   359,339          4,412         194,123          26,776
Registration fees                                               179,759         35,672          99,291          42,967
Professional fees                                               214,319         11,343          99,041          38,839
Custody and accounting expense                                  257,825         22,933          74,262          69,198
Trustee fees                                                     55,362          1,103          12,918           1,759
Insurance expense                                                18,468            520           5,825             956
Miscellaneous expense                                            19,660          2,712          87,876           9,866
Merger Expense                                                       --             --          35,364              --
                                                           ------------   ------------    ------------    ------------
  Total expenses                                             10,407,167        736,119       6,070,312       2,181,665
                                                           ------------   ------------    ------------    ------------
Less:
  Net waived and reimbursed fees                                     --         48,221       1,073,615          77,938
                                                           ------------   ------------    ------------    ------------
  Net expenses                                               10,407,167        687,898       4,996,697       2,103,727
                                                           ------------   ------------    ------------    ------------
Net investment income                                        36,889,960      3,445,168      30,457,234       4,368,653
                                                           ------------   ------------    ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS, FOREIGN CURRENCIES AND
 FUTURES:
Net realized gain (loss) on:
  Investments                                                 5,042,643     (3,397,962)    (96,633,603)      5,982,514
  Foreign currencies                                                 --             --            (293)        372,207
                                                           ------------   ------------    ------------    ------------
    Net realized gain (loss) on investments
     and foreign currencies                                   5,042,643     (3,397,962)    (96,633,896)      6,354,721
                                                           ------------   ------------    ------------    ------------
Net change in unrealized appreciation (depreciation) on:
  Investments                                                34,018,750      1,176,457      56,996,543       3,543,772
  Foreign currencies                                                 --             --              --           3,759
  Futures                                                            --             --              --          97,124
                                                           ------------   ------------    ------------    ------------
    Net change in unrealized appreciation
     (depreciation) on investments, foreign
     currencies and futures                                  34,018,750      1,176,457      56,996,543       3,644,655
                                                           ------------   ------------    ------------    ------------
Net realized and unrealized gain (loss) on
 investments, foreign currencies and futures                 39,061,393     (2,221,505)    (39,637,353)      9,999,376
                                                           ------------   ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS                                                $ 75,951,353   $  1,223,663    $ (9,180,119)   $ 14,368,029
                                                           ============   ============    ============    ============

                 See Accompanying Notes to Financial Statements

          STATEMENTS OF OPERATIONS for the year ended March 31, 2003
--------------------------------------------------------------------------------

                                                               ING           ING            ING                          ING
                                                             NATIONAL     STRATEGIC       CLASSIC          ING        LEXINGTON
                                                         TAX-EXEMPT BOND     BOND       MONEY MARKET   MONEY MARKET  MONEY MARKET
                                                               FUND          FUND           FUND           FUND         TRUST
                                                           -----------   -----------    -----------    -----------   -----------
INVESTMENT INCOME:
Dividends*                                                 $        --   $   313,174    $        --    $        --   $        --
Interest                                                     1,268,249     2,678,716      8,882,767      1,149,002       844,255
                                                           -----------   -----------    -----------    -----------   -----------
  Total investment income                                    1,268,249     2,991,890      8,882,767      1,149,002       844,255
                                                           -----------   -----------    -----------    -----------   -----------
EXPENSES:
Investment management fees                                     132,580       222,903      1,215,390        245,287       261,796
Distribution and service fees:
  Class A                                                       83,245       113,679      3,630,020         59,703            --
  Class B                                                       22,706        92,827         16,209        346,397            --
  Class C                                                        4,609        33,639          5,367        115,610            --
  Class Q                                                           --           481             --             --            --
Transfer agent fees:
  Class A                                                       38,504        70,761        477,372         42,986        95,662
  Class B                                                        3,734        27,086          1,580         62,352            --
  Class C                                                          759         9,762            527         20,810            --
  Class Q                                                           --            72             --             --            --
Administrative service fees                                     26,516        49,534             --         70,083        52,360
Shareholder reporting expense                                    6,221        25,453        255,646         71,487         8,722
Registration fees                                               16,949        50,914        153,714         38,576        25,444
Professional fees                                               10,673        18,927        207,310         36,904        22,296
Custody and accounting expense                                  10,222        34,582        153,258         34,358        11,224
Trustee fees                                                       560         6,149         16,385          2,527         2,941
Insurance expense                                                  285           590          5,328          2,073           614
Miscellaneous expense                                              960         4,271         20,549          1,120         1,929
                                                           -----------   -----------    -----------    -----------   -----------
  Total expenses                                               358,523       761,630      6,158,655      1,150,273       482,988
                                                           -----------   -----------    -----------    -----------   -----------
Less:
  Net waived and reimbursed fees                                32,994       222,603      2,400,335        187,350            --
                                                           -----------   -----------    -----------    -----------   -----------
  Net expenses                                                 325,529       539,027      3,758,320        962,923       482,988
                                                           -----------   -----------    -----------    -----------   -----------
Net investment income                                          942,720     2,452,863      5,124,447        186,079       361,267
                                                           -----------   -----------    -----------    -----------   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
  Investments                                                  554,367    (1,657,492)           (57)         4,302          (608)
  Foreign currencies                                                --         1,178             --             --            --
                                                           -----------   -----------    -----------    -----------   -----------
     Net realized gain (loss) on
      investments and foreign
      currencies                                               554,367    (1,656,314)           (57)         4,302          (608)
                                                           -----------   -----------    -----------    -----------   -----------
Net change in unrealized appreciation (depreciation) on:
  Investments                                                1,064,463     3,254,650             --             --            --
  Foreign currencies                                                --           154             --             --            --
                                                           -----------   -----------    -----------    -----------   -----------
     Net change in unrealized
      appreciation (depreciation) on
      investments and foreign
      currencies                                             1,064,463     3,254,804             --             --            --
                                                           -----------   -----------    -----------    -----------   -----------
  Net realized and unrealized gain (loss)
   on investments and foreign currencies                     1,618,830     1,598,490            (57)         4,302          (608)
                                                           -----------   -----------    -----------    -----------   -----------
INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS                                                $ 2,561,550   $ 4,051,353    $ 5,124,390    $   190,381   $   360,659
                                                           ===========   ===========    ===========    ===========   ===========

----------
*    Dividends from the ING Family of Funds.

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                            ING GNMA INCOME FUND
                                                                       ------------------------------
                                                                           YEAR             YEAR
                                                                          ENDED            ENDED
                                                                         MARCH 31,        MARCH 31,
                                                                           2003             2002
                                                                       -------------    -------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                                                  $  36,889,960    $  30,922,680
Net realized gain (loss) on investments                                    5,042,643         (913,597)
Net change in unrealized appreciation (depreciation) of investments       34,018,750       (6,963,619)
                                                                       -------------    -------------
Net increase in net assets resulting from operations                      75,951,353       23,045,464
                                                                       -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
  Class A                                                                (29,495,907)     (26,463,542)
  Class B                                                                 (4,693,328)      (2,926,862)
  Class C                                                                 (2,537,958)      (1,103,400)
  Class I                                                                   (220,288)         (10,679)
  Class M                                                                    (40,111)         (16,405)
  Class Q                                                                    (10,700)         (34,787)
  Class T                                                                   (469,273)        (745,081)
                                                                       -------------    -------------
Total distributions                                                      (37,467,565)     (31,300,756)
                                                                       -------------    -------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                         821,729,875      643,474,750
Dividends reinvested                                                      30,193,127       25,992,838
                                                                       -------------    -------------
                                                                         851,923,002      669,467,588
Cost of shares redeemed                                                 (633,633,432)    (524,205,659)
                                                                       -------------    -------------
Net increase in net assets resulting from capital share transactions     218,289,570      145,261,929
                                                                       -------------    -------------
Net increase in net assets                                               256,773,358      137,006,637
                                                                       -------------    -------------
Net assets, beginning of year                                            665,986,502      528,979,865
                                                                       -------------    -------------
Net assets, end of year                                                $ 922,759,860    $ 665,986,502
                                                                       =============    =============
Undistributed net investment income                                    $   5,623,076    $   3,756,751
                                                                       =============    =============

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                         ING HIGH YIELD BOND FUND
                                                                       ----------------------------
                                                                           YEAR            YEAR
                                                                          ENDED           ENDED
                                                                         MARCH 31,       MARCH 31,
                                                                           2003            2002
                                                                       ------------    ------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                                                  $  3,445,168    $  3,441,953
Net realized loss on investments                                         (3,397,962)     (4,081,069)
Net change in unrealized appreciation of investments                      1,176,457       1,415,683
                                                                       ------------    ------------
Net increase in net assets resulting from operations                      1,223,663         776,567
                                                                       ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
  Class A                                                                (2,766,837)     (2,880,814)
  Class B                                                                  (521,174)       (454,223)
  Class C                                                                  (156,078)       (106,763)
                                                                       ------------    ------------
Total distributions                                                      (3,444,089)     (3,441,800)
                                                                       ------------    ------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                         29,329,351      29,150,654
Dividends reinvested                                                      2,417,063       2,981,847
                                                                       ------------    ------------
                                                                         31,746,414      32,132,501
Cost of shares redeemed                                                 (16,116,161)    (22,435,265)
                                                                       ------------    ------------
Net increase in net assets resulting from capital share transactions     15,630,253       9,697,236
                                                                       ------------    ------------
Net increase in net assets                                               13,409,827       7,032,003
                                                                       ------------    ------------
Net assets, beginning of year                                            46,830,550      39,798,547
                                                                       ------------    ------------
Net assets, end of year                                                $ 60,240,377    $ 46,830,550
                                                                       ============    ============
Undistributed net investment income                                    $      3,518    $         --
                                                                       ============    ============

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                  ING HIGH YIELD OPPORTUNITY FUND
                                                                                  -------------------------------
                                                                                      YEAR              YEAR
                                                                                     ENDED             ENDED
                                                                                    MARCH 31,         MARCH 31,
                                                                                      2003              2002
                                                                                  -------------     -------------
DECREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                                                             $  30,457,234     $  26,650,475
Net realized loss on investments and foreign currencies                             (96,633,896)     (128,472,048)
Net change in unrealized appreciation of investments and foreign currencies          56,996,543        93,239,666
                                                                                  -------------     -------------
Net decrease in net assets resulting from operations                                 (9,180,119)       (8,581,907)
                                                                                  -------------     -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
  Class A                                                                            (9,456,286)       (6,458,146)
  Class B                                                                           (21,289,988)      (18,561,481)
  Class C                                                                            (2,702,939)       (3,281,268)
  Class M                                                                              (371,212)               --
  Class Q                                                                              (155,515)         (354,145)
  Class T                                                                              (768,604)       (1,699,167)
                                                                                  -------------     -------------
Total distributions                                                                 (34,744,544)      (30,354,207)
                                                                                  -------------     -------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                    133,859,674        84,360,403
Net assets received in connection with reorganization (Note 13)                     165,224,943                --
Dividends reinvested                                                                 12,333,581        10,800,384
                                                                                  -------------     -------------
                                                                                    311,418,198        95,160,787
Cost of shares redeemed                                                            (171,385,626)     (114,117,367)
                                                                                  -------------     -------------
Net increase (decrease) in net assets resulting from capital share transactions     140,032,572       (18,956,580)
                                                                                  -------------     -------------
Net increase (decrease) in net assets                                                96,107,909       (57,892,694)
                                                                                  -------------     -------------
Net assets, beginning of year                                                       233,526,516       291,419,210
                                                                                  -------------     -------------
Net assets, end of year                                                           $ 329,634,425     $ 233,526,516
                                                                                  =============     =============
Accumulated net investment loss                                                   $  (4,064,293)    $  (4,531,528)
                                                                                  =============     =============

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                         ING INTERMEDIATE BOND FUND
                                                                       ------------------------------
                                                                           YEAR             YEAR
                                                                          ENDED            ENDED
                                                                         MARCH 31,        MARCH 31,
                                                                           2003             2002
                                                                       -------------    -------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                                                  $   4,368,653    $   2,446,605
Net realized gain on investments and foreign currencies                    6,354,721        2,655,273
Net change in unrealized appreciation (depreciation) of investments,
 foreign currencies and futures                                            3,644,655       (1,001,657)
                                                                       -------------    -------------
Net increase in net assets resulting from operations                      14,368,029        4,100,221
                                                                       -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
  Class A                                                                 (2,646,393)      (1,922,242)
  Class B                                                                   (883,176)        (282,881)
  Class C                                                                   (640,872)        (206,467)
  Class I                                                                   (477,266)        (104,328)
Net realized gain from investments
  Class A                                                                 (1,231,072)      (2,450,199)
  Class B                                                                   (615,852)        (598,972)
  Class C                                                                   (439,608)        (316,838)
  Class I                                                                   (189,306)              --
                                                                       -------------    -------------
Total distributions                                                       (7,123,545)      (5,881,927)
                                                                       -------------    -------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                         332,254,935       81,254,578
Dividends reinvested                                                       5,172,910        5,238,279
                                                                       -------------    -------------
                                                                         337,427,845       86,492,857
Cost of shares redeemed                                                 (137,354,984)     (56,684,962)
                                                                       -------------    -------------
Net increase in net assets resulting from capital share transactions     200,072,861       29,807,895
                                                                       -------------    -------------
Net increase in net assets                                               207,317,345       28,026,189
                                                                       -------------    -------------
Net assets, beginning of year                                             68,900,978       40,874,789
                                                                       -------------    -------------
Net assets, end of year                                                $ 276,218,323    $  68,900,978
                                                                       =============    =============
Undistributed net investment income                                    $     402,081    $      25,666
                                                                       =============    =============

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                       ING NATIONAL TAX-EXEMPT BOND FUND
                                                                       ---------------------------------
                                                                           YEAR                 YEAR
                                                                          ENDED                ENDED
                                                                         MARCH 31,            MARCH 31,
                                                                           2003                 2002
                                                                       ------------         ------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                                                  $    942,720         $    943,795
Net realized gain on investments                                            554,367              123,725
Net change in unrealized appreciation (depreciation) of investments       1,064,463             (531,865)
                                                                       ------------         ------------
Net increase in net assets resulting from operations                      2,561,550              535,655
                                                                       ------------         ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
  Class A                                                                  (864,277)            (897,732)
  Class B                                                                   (65,210)             (31,003)
  Class C                                                                   (13,233)             (15,060)
Net realized gain from investments
  Class A                                                                  (278,763)                  --
  Class B                                                                   (28,167)                  --
  Class C                                                                    (5,340)                  --
                                                                       ------------         ------------
Total distributions                                                      (1,254,990)            (943,795)
                                                                       ------------         ------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                          5,127,333            5,177,408
Dividends reinvested                                                      1,192,567              919,080
                                                                       ------------         ------------
                                                                          6,319,900            6,096,488
Cost of shares redeemed                                                  (4,528,460)          (4,386,202)
                                                                       ------------         ------------
Net increase in net assets resulting from capital share transactions      1,791,440            1,710,286
                                                                       ------------         ------------
Net increase in net assets                                                3,098,000            1,302,146
                                                                       ------------         ------------
Net assets, beginning of year                                            24,404,804           23,102,658
                                                                       ------------         ------------
Net assets, end of year                                                $ 27,502,804         $ 24,404,804
                                                                       ============         ============
Undistributed net investment income                                    $        260         $         --
                                                                       ============         ============

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                     ING STRATEGIC BOND FUND
                                                                                  ----------------------------
                                                                                      YEAR            YEAR
                                                                                     ENDED           ENDED
                                                                                    MARCH 31,       MARCH 31,
                                                                                      2003            2002
                                                                                  ------------    ------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                                                             $  2,452,863    $  3,391,995
Net realized loss on investments and foreign currencies                             (1,656,314)     (2,587,640)
Net change in unrealized appreciation (depreciation) of investments and
 foreign currencies                                                                  3,254,804        (699,370)
                                                                                  ------------    ------------
Net increase in net assets resulting from operations                                 4,051,353         104,985
                                                                                  ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
  Class A                                                                           (1,899,039)     (2,834,862)
  Class B                                                                             (676,354)       (765,882)
  Class C                                                                             (238,634)       (384,868)
  Class Q                                                                              (13,330)        (15,964)
                                                                                  ------------    ------------
Total distributions                                                                 (2,827,357)     (4,001,576)
                                                                                  ------------    ------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                    47,353,582      70,809,949
Dividends reinvested                                                                 2,080,078       3,130,636
                                                                                  ------------    ------------
                                                                                    49,433,660      73,940,585
Cost of shares redeemed                                                            (52,572,135)    (72,175,006)
                                                                                  ------------    ------------
Net increase (decrease) in net assets resulting from capital share transactions     (3,138,475)      1,765,579
                                                                                  ------------    ------------
Net decrease in net assets                                                          (1,914,479)     (2,131,012)
                                                                                  ------------    ------------
Net assets, beginning of year                                                       51,299,720      53,430,732
                                                                                  ------------    ------------
Net assets, end of year                                                           $ 49,385,241    $ 51,299,720
                                                                                  ============    ============
Undistributed net investment income                                               $     71,455    $    323,172
                                                                                  ============    ============

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                  ING CLASSIC MONEY MARKET FUND
                                                                                  ------------------------------
                                                                                      YEAR             YEAR
                                                                                     ENDED            ENDED
                                                                                    MARCH 31,        MARCH 31,
                                                                                      2003             2002
                                                                                  -------------    -------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                                                             $   5,124,447    $  15,186,743
Net realized loss on investments                                                            (57)          (7,895)
                                                                                  -------------    -------------
Net increase in net assets resulting from operations                                  5,124,390       15,178,848
                                                                                  -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
  Class A                                                                            (5,114,775)     (14,840,212)
  Class B                                                                                (7,398)         (52,545)
  Class C                                                                                (2,274)         (45,463)
  Class I                                                                                    --         (283,241)
                                                                                  -------------    -------------
Total distributions                                                                  (5,124,447)     (15,221,461)
                                                                                  -------------    -------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                    574,919,432      975,386,497
Dividend reinvested                                                                   4,997,911       14,857,263
                                                                                  -------------    -------------
                                                                                    579,917,343      990,243,760
Cost of shares redeemed                                                            (671,848,890)    (969,388,733)
                                                                                  -------------    -------------
Net increase (decrease) in net assets resulting from capital share transactions     (91,931,547)      20,855,027
                                                                                  -------------    -------------
Net increase (decrease) in net assets                                               (91,931,604)      20,812,414
                                                                                  -------------    -------------
Net assets, beginning of year                                                       552,576,411      531,763,997
                                                                                  -------------    -------------
Net assets, end of year                                                           $ 460,644,807    $ 552,576,411
                                                                                  =============    =============
Undistributed net investment income                                               $          --    $          --
                                                                                  =============    =============

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                             ING MONEY MARKET FUND
                                                                       ----------------------------------
                                                                            YEAR               YEAR
                                                                           ENDED              ENDED
                                                                          MARCH 31,          MARCH 31,
                                                                            2003               2002
                                                                       ---------------    ---------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                                                  $       186,079    $     1,822,608
Net realized gain (loss) on investments                                          4,302             (2,275)
                                                                       ---------------    ---------------
Net increase in net assets resulting from operations                           190,381          1,820,333
                                                                       ---------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
  Class A                                                                     (182,584)        (1,147,422)
  Class B                                                                       (1,872)          (405,713)
  Class C                                                                       (1,623)          (269,473)
                                                                       ---------------    ---------------
Total distributions                                                           (186,079)        (1,822,608)
                                                                       ---------------    ---------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                           273,325,312        948,977,305
Dividend reinvested                                                            143,653          1,421,078
                                                                       ---------------    ---------------
                                                                           273,468,965        950,398,383
Cost of shares redeemed                                                   (281,446,484)    (1,013,894,905)
                                                                       ---------------    ---------------
Net decrease in net assets resulting from capital share transactions        (7,977,519)       (63,496,522)
                                                                       ---------------    ---------------
Net decrease in net assets                                                  (7,973,217)       (63,498,797)
                                                                       ---------------    ---------------
Net assets, beginning of year                                               69,311,992        132,810,789
                                                                       ---------------    ---------------
Net assets, end of year                                                $    61,338,775    $    69,311,992
                                                                       ===============    ===============
Undistributed net investment income                                    $        78,256    $        78,256
                                                                       ===============    ===============

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                       ING LEXINGTON MONEY MARKET TRUST
                                                                       --------------------------------
                                                                           YEAR                YEAR
                                                                          ENDED               ENDED
                                                                         MARCH 31,           MARCH 31,
                                                                           2003                2002
                                                                       ------------        ------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                                                  $    361,267        $  1,275,909
Net realized loss on investments                                               (608)                 --
                                                                       ------------        ------------
Net increase in net assets resulting from
 operations                                                                 360,659           1,275,909
                                                                       ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income                                                      (361,267)         (1,276,180)
                                                                       ------------        ------------
Total distributions                                                        (361,267)         (1,276,180)
                                                                       ------------        ------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                         20,789,645          28,781,871
Dividends reinvested                                                        347,083           1,227,271
                                                                       ------------        ------------
                                                                         21,136,728          30,009,142
Cost of shares redeemed                                                 (26,205,992)        (37,963,635)
                                                                       ------------        ------------
Net decrease in net assets resulting from capital share transactions     (5,069,264)         (7,954,493)
                                                                       ------------        ------------
Net decrease in net assets                                               (5,069,872)         (7,954,764)
                                                                       ------------        ------------
Net assets, beginning of year                                            55,222,392          63,177,156
                                                                       ------------        ------------
Net assets, end of year                                                $ 50,152,520        $ 55,222,392
                                                                       ============        ============
Undistributed net investment income                                    $         --        $         --
                                                                       ============        ============

                 See Accompanying Notes to Financial Statements

ING GNMA INCOME FUND                                        FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                               CLASS A
                                               -------------------------------------------------------------------------
                                                                          THREE
                                                 YEAR         YEAR        MONTHS
                                                ENDED        ENDED        ENDED              YEAR ENDED DECEMBER 31,
                                               MARCH 31,    MARCH 31,    MARCH 31,     ---------------------------------
                                                 2003         2002        2001(5)      2000(4)        1999          1998
                                                 ----         ----        -------      -------        ----          ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period      $      8.53         8.63          8.41         8.08         8.53          8.40
 Income from investment operations:
 Net investment income                     $      0.42         0.46          0.12         0.54         0.50          0.48
 Net realized and unrealized gain (loss)
 on investments                            $      0.49        (0.09)         0.22         0.27        (0.45)         0.13
 Total from investment operations          $      0.91         0.37          0.34         0.81         0.05          0.61
 Less distributions from:
 Net investment income                     $      0.44         0.47          0.12         0.48         0.50          0.48
 Total distributions                       $      0.44         0.47          0.12         0.48         0.50          0.48
 Net asset value, end of period            $      9.00         8.53          8.63         8.41         8.08          8.53
 TOTAL RETURN(1)                           %     10.82         4.38          4.09        10.36         0.58          7.52

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)         $   666,433      535,903       449,460      368,615      376,580       273,591
 Ratios to average net assets:
 Expenses(2)                               %      1.13         1.22          1.16         1.06         0.99          1.01
 Net investment income(2)                  %      4.78         5.32          5.75         6.54         6.04          5.85
 Portfolio turnover rate                   %        75           76            33           65           25            54


                                                                     CLASS B
                                                --------------------------------------------------
                                                  YEAR          YEAR      THREE MONTHS  OCTOBER 6,
                                                 ENDED         ENDED         ENDED      2000(3) TO
                                                MARCH 31,     MARCH 31,     MARCH 31,    DEC. 31,
                                                  2003          2002         2001(5)       2000
                                                  ----          ----         -------       ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period      $      8.50          8.61          8.40         8.20
 Income from investment operations:
 Net investment income                     $      0.35          0.39          0.13         0.09
 Net realized and unrealized gain
 (loss) on investments                     $      0.48         (0.09)         0.19         0.18
 Total from investment operations          $      0.83          0.30          0.32         0.27
 Less distributions from:
 Net investment income                     $      0.37          0.41          0.11         0.07
 Total distributions                       $      0.37          0.41          0.11         0.07
 Net asset value, end of period            $      8.96          8.50          8.61         8.40
 TOTAL RETURN(1)                           %      9.95          3.53          3.70         3.32

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)         $   150,549        79,302        47,406          866
 Ratios to average net assets:
 Expenses(2)                               %      1.88          1.98          1.90         1.81
 Net investment income(2)                  %      3.98          4.55          4.88         5.79
 Portfolio turnover rate                   %        75            76            33           65

----------
(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(2)  Annualized for periods less than one year.
(3)  Commencement of offering of shares.
(4) Effective July 26, 2000, ING Investments, LLC became the Investment Manager of the Fund.
(5)  The Fund changed its fiscal year end to March 31.

                 See Accompanying Notes to Financial Statements

ING GNMA INCOME FUND (CONTINUED)                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                  CLASS C
                                              -------------------------------------------------
                                                YEAR        YEAR     THREE MONTHS   OCTOBER 13,
                                               ENDED       ENDED         ENDED      2000(3) TO
                                              MARCH 31,   MARCH 31,    MARCH 31,     DEC. 31,
                                                2003        2002        2001(4)        2000
                                                ----        ----        -------        ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period    $      8.51        8.61         8.40          8.24
 Income from investment operations:
 Net investment income                   $      0.36        0.40         0.11          0.09
 Net realized and unrealized gain
 (loss) on investments                   $      0.47       (0.09)        0.21          0.14
 Total from investment operations        $      0.83        0.31         0.32          0.23
 Less distributions from:
 Net investment income                   $      0.37        0.41         0.11          0.07
 Total distributions                     $      0.37        0.41         0.11          0.07
 Net asset value, end of period          $      8.97        8.51         8.61          8.40
 TOTAL RETURN(1)                         %      9.95        3.65         3.69          2.82

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)       $    87,970      37,193       13,744         1,833
 Ratios to average net assets:
 Expenses(2)                             %      1.88        1.99         1.93          1.81
 Net investment income(2)                %      3.97        4.52         4.87          5.79
 Portfolio turnover rate                 %        75          76           33            65


                                                            CLASS M                                 CLASS T
                                              ----------------------------------     ------------------------------------
                                                YEAR        YEAR       FEB. 23,        YEAR         YEAR        FEB. 23,
                                               ENDED       ENDED      2001(3) TO      ENDED        ENDED       2001(3) TO
                                              MARCH 31,   MARCH 31,    MARCH 31,     MARCH 31,    MARCH 31,     MARCH 31,
                                                2003        2002         2001          2003         2002          2001
                                                ----        ----         ----          ----         ----          ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period    $      8.54        8.63         8.51          8.53         8.63          8.51
 Income from investment operations:
 Net investment income                   $      0.37        0.41         0.04          0.40         0.43          0.04
 Net realized and unrealized gain
 (loss) on investments                   $      0.49       (0.07)        0.08          0.47        (0.09)         0.08
 Total from investment operations        $      0.86        0.34         0.12          0.87         0.34          0.12
 Less distributions from:
 Net investment income                   $      0.39        0.43           --          0.40         0.44            --
 Total distributions                     $      0.39        0.43           --          0.40         0.44            --
 Net asset value, end of period          $      9.01        8.54         8.63          9.00         8.53          8.63
 TOTAL RETURN(1)                         %     10.29        4.03         1.41         10.37         3.96          1.41

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)       $     1,111         495          247         9,568       11,275        17,647
 Ratios to average net assets:
 Expenses(2)                             %      1.62        1.73         1.61          1.53         1.61          1.54
 Net investment income(2)                %      4.19        4.81         4.88          4.41         4.94          5.02
 Portfolio turnover rate                 %        75          76           33            75           76            33

----------
(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(2)  Annualized for periods less than one year.
(3)  Commencement of offering of shares.
(4)  The Fund changed its fiscal year end to March 31.

                 See Accompanying Notes to Financial Statements

ING HIGH YIELD BOND FUND                                    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                             CLASS A
                                                 ----------------------------------------------------------------
                                                   YEAR          YEAR      FIVE MONTHS      YEAR     DECEMBER 15,
                                                  ENDED         ENDED         ENDED        ENDED      1998(1) TO
                                                 MARCH 31,     MARCH 31,     MARCH 31,    OCT. 31,     OCT. 31,
                                                   2003          2002         2001(4)       2000         1999
                                                   ----          ----         -------       ----         ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period     $        8.74          9.36          9.24         9.96         10.00
 Income from investment operations:
 Net investment income                    $        0.61          0.78          0.39         0.85          0.67
 Net realized and unrealized gain
 (loss) on investments                    $       (0.45)        (0.62)         0.12        (0.65)        (0.04)
 Total from investment operations         $        0.16          0.16          0.51         0.20          0.63
 Less distributions from:
 Net investment income                    $        0.61          0.78          0.39         0.86          0.67
 Net realized gain on investments         $          --            --            --         0.06            --
 Total distributions                      $        0.61          0.78          0.39         0.92          0.67
 Net asset value, end of period           $        8.29          8.74          9.36         9.24          9.96
 TOTAL RETURN(2):                         %        2.24          1.94          5.61         1.89          6.37

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)        $      43,375        38,525        33,459       33,220        30,537
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                      %        1.30          1.30          1.09         1.04          1.00
 Gross expenses prior to expense
 reimbursement(3)                         %        1.43          1.79          1.63         2.16          2.32
 Net investment income after expense
 reimbursement(3)(5)                      %        7.48          8.67         10.24         8.75          7.53
 Portfolio turnover rate                  %         122           344           253          481           756

                                                                             CLASS B
                                                 ----------------------------------------------------------------
                                                   YEAR          YEAR      FIVE MONTHS      YEAR     DECEMBER 15,
                                                  ENDED         ENDED         ENDED        ENDED      1998(1) TO
                                                 MARCH 31,     MARCH 31,     MARCH 31,    OCT. 31,     OCT. 31,
                                                   2003          2002         2001(4)       2000         1999
                                                   ----          ----         -------       ----         ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period     $        8.74          9.36          9.23         9.96         10.00
 Income from investment operations:
 Net investment income                    $        0.55          0.72          0.36         0.78          0.60
 Net realized and unrealized gain
 (loss) on investments                    $       (0.46)        (0.62)         0.14        (0.66)        (0.05)
 Total from investment operations         $        0.09          0.10          0.50         0.12          0.55
 Less distributions from:
 Net investment income                    $        0.55          0.72          0.37         0.79          0.59
 Net realized gain on investments         $          --            --            --         0.06            --
 Total distributions                      $        0.55          0.72          0.37         0.85          0.59
 Net asset value, end of period           $        8.28          8.74          9.36         9.23          9.96
 TOTAL RETURN(2):                         %        1.37          1.29          5.43         1.02          5.57

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)        $      11,584         6,673         5,025        3,702         2,374
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                      %        2.05          2.05          1.84         1.79          1.72
 Gross expenses prior to expense
 reimbursement(3)                         %        2.07          2.44          2.28         2.41          2.64
 Net investment income after expense
 reimbursement(3)(5)                      %        6.73          7.85          9.49         7.99          6.90
 Portfolio turnover rate                  %         122           344           253          481           756

----------
(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4)  The Fund changed its fiscal year end to March 31.
(5) The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

                 See Accompanying Notes to Financial Statements

ING HIGH YIELD BOND FUND (CONTINUED)                        FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                         CLASS C
                                                             ----------------------------------------------------------------
                                                               YEAR          YEAR      FIVE MONTHS      YEAR     DECEMBER 15,
                                                              ENDED         ENDED         ENDED        ENDED      1998(1) TO
                                                             MARCH 31,     MARCH 31,     MARCH 31,    OCT. 31,     OCT. 31,
                                                               2003          2002         2001(4)       2000         1999
                                                               ----          ----         -------       ----         ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                 $        8.74          9.36          9.23         9.96         10.00
 Income from investment operations:
 Net investment income                                $        0.56          0.71          0.37         0.78          0.62
 Net realized and unrealized gain
 (loss) on investments                                $       (0.46)        (0.61)         0.12        (0.66)        (0.06)
 Total from investment operations                     $        0.10          0.10          0.49         0.12          0.56
 Less distributions from:
 Net investment income                                $        0.56          0.72          0.36         0.79          0.60
 Net realized gain on investments                     $          --            --            --         0.06            --
 Total distributions                                  $        0.56          0.72          0.36         0.85          0.60
 Net asset value, end of period                       $        8.28          8.74          9.36         9.23          9.96
 TOTAL RETURN(2):                                     %        1.43          1.21          5.39         1.02          5.67

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                    $       5,281         1,633         1,314        1,578           776
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(5)       %        2.04          2.05          1.84         1.79          1.73
 Gross expenses prior to expense reimbursement(3)     %        2.06          2.44          2.29         2.40          2.66
 Net investment income after expense
 reimbursement(3)(5)                                  %        6.72          7.92          9.42         7.98          7.01
 Portfolio turnover rate                              %         122           344           253          481           756

----------
(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4)  The Fund changed its fiscal year end to March 31.
(5) The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

                 See Accompanying Notes to Financial Statements

ING HIGH YIELD OPPORTUNITY FUND                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                  CLASS A
                                                 --------------------------------------------------------------------------
                                                                             NINE                     THREE
                                                   YEAR          YEAR       MONTHS         YEAR       MONTHS         YEAR
                                                  ENDED         ENDED        ENDED        ENDED        ENDED        ENDED
                                                 MARCH 31,     MARCH 31,   MARCH 31,     JUNE 30,     JUNE 30,     MARCH 31,
                                                   2003          2002       2001(5)        2000       1999(1)        1999
                                                   ----          ----       -------        ----       -------        ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period    $         7.51          8.69        10.80        11.57        11.66        12.72
 Income from investment operations:
 Net investment income                   $         0.78          0.88         0.84         1.18         0.28         1.12
 Net realized and unrealized loss
 on investments                          $        (0.84)        (1.07)       (2.09)       (0.75)       (0.09)       (1.00)
 Total from investment operations        $        (0.06)        (0.19)       (1.25)        0.43         0.19         0.12
 Less distributions from:
 Net investment income                   $         0.79          0.99         0.86         1.20         0.28         1.18
 Total distributions                     $         0.79          0.99         0.86         1.20         0.28         1.18
 Net asset value, end of period          $         6.66          7.51         8.69        10.80        11.57        11.66
 TOTAL RETURN(2):                        %        (0.40)        (1.84)      (11.87)        3.96         1.60         1.13

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)       $      101,603        53,122       55,230       34,416       16,795       17,327
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                     %         1.13          1.17         1.10         1.18         1.10         1.12
 Gross expenses prior to expense
 reimbursement(3)                        %         1.47          1.45         1.32         1.37         1.37         1.53
 Net investment income after
 expense reimbursement(3)(4)             %        10.14         11.02        11.43        10.63         9.68         9.44
 Portfolio turnover rate                 %          131           102          113          113           44          242

                                                                                  CLASS B
                                                 --------------------------------------------------------------------------
                                                                             NINE                     THREE
                                                   YEAR          YEAR       MONTHS         YEAR       MONTHS         YEAR
                                                  ENDED         ENDED        ENDED        ENDED        ENDED        ENDED
                                                 MARCH 31,     MARCH 31,   MARCH 31,     JUNE 30,     JUNE 30,     MARCH 31,
                                                   2003          2002       2001(5)        2000       1999(1)        1999
                                                   ----          ----       -------        ----       -------        ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period    $         7.54          8.71        10.81        11.58        11.66        12.71
 Income from investment operations:
 Net investment income                   $         0.70          0.81         0.81         1.11         0.27         1.04
 Net realized and unrealized loss
 on investments                          $        (0.81)        (1.05)       (2.10)       (0.75)       (0.09)       (0.99)
 Total from investment operations        $        (0.11)        (0.24)       (1.29)        0.36         0.18         0.05
 Less distributions from:
 Net investment income                   $         0.74          0.93         0.81         1.13         0.26         1.10
 Total distributions                     $         0.74          0.93         0.81         1.13         0.26         1.10
 Net asset value, end of period          $         6.69          7.54         8.71        10.81        11.58        11.66
 TOTAL RETURN(2):                        %        (1.07)        (2.49)      (12.22)        3.28         1.53         0.55

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)       $      192,643       143,742      181,175      103,246       41,882       42,960
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                     %         1.78          1.82         1.75         1.83         1.75         1.77
 Gross expenses prior to expense
 reimbursement(3)                        %         2.12          2.10         1.97         2.02         2.02         2.18
 Net investment income after
 expense reimbursement(3)(4)             %         9.56         10.48        10.97         9.98         9.03         8.84
 Portfolio turnover rate                 %          131           102          113          113           44          242

----------
(1) Effective May 24, 1999, ING Investments, LLC, became the Investment Manager of the Fund and the Fund changed its year end to June 30.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has voluntarily agreed to limit expenses, (excluding, interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
(5)  The Fund changed its fiscal year end to March 31.

                 See Accompanying Notes to Financial Statements

ING HIGH YIELD OPPORTUNITY FUND (CONTINUED)                 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                    CLASS C
                                              -----------------------------------------------------------------------------------
                                                                             NINE                        THREE
                                                YEAR           YEAR         MONTHS          YEAR         MONTHS           YEAR
                                               ENDED          ENDED          ENDED         ENDED          ENDED          ENDED
                                              MARCH 31,      MARCH 31,     MARCH 31,      JUNE 30,       JUNE 30,       MARCH 31,
                                                2003           2002         2001(6)         2000         1999(1)          1999
                                                ----           ----         -------         ----         -------          ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period    $      7.53           8.71          10.81          11.58          11.66          12.71
 Income from investment operations:
 Net investment income                   $      0.69           0.80           0.81           1.10           0.27           1.04
 Net realized and unrealized loss
 on investments                          $     (0.79)         (1.05)         (2.10)         (0.74)         (0.09)         (0.99)
 Total from investment operations        $     (0.10)         (0.25)         (1.29)          0.36           0.18           0.05
 Less distributions from:
 Net investment income                   $      0.74           0.93           0.81           1.13           0.26           1.10
 Total distributions                     $      0.74           0.93           0.81           1.13           0.26           1.10
 Net asset value, end of period          $      6.69           7.53           8.71          10.81          11.58          11.66
 TOTAL RETURN(2):                        %     (0.96)         (2.60)        (12.22)          3.28           1.53           0.55

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)       $    26,163         24,674         33,463         23,324         18,618         21,290
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                     %      1.78           1.81           1.75           1.83           1.75           1.77
 Gross expenses prior to expense
 reimbursement(3)                        %      2.13           2.09           1.97           2.02           2.02           2.18
 Net investment income after
 expense reimbursement(3)(4)             %      9.61          10.47          10.93           9.98           9.03           8.79
 Portfolio turnover rate                 %       131            102            113            113             44            242

                                               CLASS M                             CLASS T
                                              ---------      -----------------------------------------------------
                                               MAY 17,                                      NINE
                                               2002(5)         YEAR           YEAR         MONTHS        MARCH 31,
                                                 TO           ENDED          ENDED          ENDED       2000(5) TO
                                              MARCH 31,      MARCH 31,      MARCH 31,     MARCH 31,      JUNE 30,
                                                2003           2003           2002         2001(6)         2000
                                                ----           ----           ----         -------         ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period    $      7.58           7.52           8.70          10.81          11.07
 Income from investment operations:
 Net investment income                   $      0.54           0.50           0.78           0.81           0.29
 Net realized and unrealized loss
 on investments                          $     (0.81)         (0.58)         (0.99)         (2.08)         (0.25)
 Total from investment operations        $     (0.27)         (0.08)         (0.21)         (1.27)          0.04
 Less distributions from:
 Net investment income                   $      0.66           0.77           0.97           0.84           0.30
 Total distributions                     $      0.66           0.77           0.97           0.84           0.30
 Net asset value, end of period          $      6.65           6.67           7.52           8.70          10.81
 TOTAL RETURN(2):                        %     (3.16)         (0.75)         (2.18)        (12.07)         (0.49)

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)       $     3,353          4,960         10,328         18,510         31,342
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                     %      1.52           1.45           1.44           1.40           1.48
 Gross expenses prior to expense
 reimbursement(3)                        %      1.82           1.79           1.72           1.63           1.67
 Net investment income after
 expense reimbursement(3)(4)             %      9.41          10.21          10.84          11.24          10.33
 Portfolio turnover rate                 %       131            131            102            113            113

----------
(1) Effective May 24, 1999, ING Investments, LLC, became the Investment Manager of the Fund and the Fund changed its year end to June 30.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has voluntarily agreed to limit expenses, (excluding, interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
(5)  Commencement of offering of shares.
(6)  The Fund changed its fiscal year end to March 31.

                 See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND                                  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                             CLASS A
                                               --------------------------------------------------------------------
                                                 YEAR           YEAR       FIVE MONTHS       YEAR      DECEMBER 15,
                                                ENDED          ENDED          ENDED         ENDED       1998(1) TO
                                               MARCH 31,      MARCH 31,      MARCH 31,     OCT. 31,      OCT. 31,
                                                 2003           2002          2001(4)        2000          1999
                                                 ----           ----          -------        ----          ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period    $       9.91          10.18           9.52          9.40         10.00
 Income from investment operations:
 Net investment income                   $       0.35           0.51           0.28          0.61          0.45
 Net realized and unrealized gain
 (loss) on investments                   $       0.77           0.42           0.66          0.12         (0.60)
 Total from investment operations        $       1.12           0.93           0.94          0.73         (0.15)
 Less distributions from:
 Net investment income                   $       0.37           0.53           0.28          0.61          0.45
 Net realized gain on investments        $       0.15           0.67             --            --            --
 Total distributions                     $       0.52           1.20           0.28          0.61          0.45
 Net asset value, end of period          $      10.51           9.91          10.18          9.52          9.40
 TOTAL RETURN(2):                        %      11.48           9.27          10.01          8.11         (1.46)

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)       $    146,649         41,503         33,597        29,893        32,013
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                     %       1.14           1.15           1.13          1.00          0.96
 Gross expenses prior to expense
 reimbursement(3)                        %       1.24           1.36           1.53          2.08          2.12
 Net investment income after
 expense reimbursement(3)(5)             %       3.21           4.93           6.94          6.48          5.38
 Portfolio turnover rate                 %        639          1,216*           838           733           432


                                                                             CLASS B
                                               --------------------------------------------------------------------
                                                 YEAR           YEAR       FIVE MONTHS       YEAR      DECEMBER 15,
                                                ENDED          ENDED          ENDED         ENDED       1998(1) TO
                                               MARCH 31,      MARCH 31,      MARCH 31,     OCT. 31,      OCT. 31,
                                                 2003           2002          2001(4)        2000          1999
                                                 ----           ----          -------        ----          ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period    $       9.90          10.18           9.52          9.40         10.00
 Income from investment operations:
 Net investment income                   $       0.28           0.44           0.26          0.53          0.40
 Net realized and unrealized gain
 (loss) on investments                   $       0.76           0.40           0.66          0.13         (0.61)
 Total from investment operations        $       1.04           0.84           0.92          0.66         (0.21)
 Less distributions from:
 Net investment income                   $       0.29           0.45           0.26          0.54          0.39
 Net realized gain on investments        $       0.15           0.67             --            --            --
 Total distributions                     $       0.44           1.12           0.26          0.54          0.39
 Net asset value, end of period          $      10.50           9.90          10.18          9.52          9.40
 TOTAL RETURN(2):                        %      10.64           8.37           9.74          7.30         (2.13)

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)       $     61,544         11,216          2,807         1,523         1,958
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                     %       1.89           1.90           1.88          1.74          1.70
 Gross expenses prior to expense
 reimbursement(3)                        %       1.89           2.01           2.18          2.33          2.39
 Net investment income after
 expense reimbursement(3)(5)             %       2.39           4.09           6.20          5.71          4.83
 Portfolio turnover rate                 %        639          1,216*           838           733           432

----------
(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4)  The Fund changed its fiscal year end to March 31.
(5) The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
* Portfolio turnover was greater than expected during this period due to active trading undertaken in response to market conditions that existed at that time.

                 See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND (CONTINUED)                      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                 CLASS C
                                                  -----------------------------------------------------------------------
                                                    YEAR            YEAR       FIVE MONTHS         YEAR      DECEMBER 15,
                                                   ENDED           ENDED          ENDED           ENDED       1998(1) TO
                                                  MARCH 31,       MARCH 31,      MARCH 31,       OCT. 31,      OCT. 31,
                                                    2003            2002          2001(4)          2000          1999
                                                    ----            ----          -------          ----          ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period    $          9.90           10.19            9.52           9.40          10.00
 Income from investment operations:
 Net investment income                   $          0.28            0.44            0.26           0.54           0.42
 Net realized and unrealized gain
 (loss) on investments                   $          0.76            0.39            0.67           0.12          (0.63)
 Total from investment operations        $          1.04            0.83            0.93           0.66          (0.21)
 Less distributions from:
 Net investment income                   $          0.29            0.45            0.26           0.54           0.39
 Net realized gain on investments        $          0.15            0.67              --             --             --
 Total distributions                     $          0.44            1.12            0.26           0.54           0.39
 Net asset value, end of period          $         10.50            9.90           10.19           9.52           9.40
 TOTAL RETURN(2):                        %         10.68            8.24            9.86           7.32          (2.10)

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)       $        52,979           6,382           4,470          5,248          1,082
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                     %          1.90            1.90            1.85           1.73           1.71
 Gross expenses prior to expense
 reimbursement(3)                        %          1.90            2.01            2.18           2.32           2.44
 Net investment income after
 expense reimbursement(3)(5)             %          2.36            4.20            6.37           5.74           4.94
 Portfolio turnover rate                 %           639           1,216*            838            733            432

----------
(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4)  The Fund changed its fiscal year end to March 31.
(5) The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
* Portfolio turnover was greater than expected during this period due to active trading undertaken in response to market conditions that existed at that time.

                 See Accompanying Notes to Financial Statements

ING NATIONAL TAX-EXEMPT BOND FUND                           FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                          CLASS A
                                                                  --------------------------------------------------------
                                                                    YEAR           YEAR        FIVE MONTHS     NOVEMBER 8,
                                                                   ENDED          ENDED           ENDED        1999(1) TO
                                                                  MARCH 31,      MARCH 31,      MARCH 31,       OCT. 31,
                                                                    2003           2002          2001(4)          2000
                                                                    ----           ----          -------          ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                      $       10.32          10.50           10.11          10.00
 Income from investment operations:
 Net investment income                                     $        0.39           0.41            0.19           0.48
 Net realized and unrealized gain (loss) on investments    $        0.67          (0.18)           0.39           0.11
 Total from investment operations                          $        1.06           0.23            0.58           0.59
 Less distributions from:
 Net investment income                                     $        0.39           0.41            0.19           0.48
 Net realized gain on investments                          $        0.12             --              --             --
 Total distributions                                       $        0.51           0.41            0.19           0.48
 Net asset value, end of period                            $       10.87          10.32           10.50          10.11
 TOTAL RETURN(2):                                          %       10.44           2.25            5.79           6.09

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                         $      23,647         22,868          22,074         21,592
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(5)            %        1.15           1.10            1.06           0.95
 Gross expenses prior to expense reimbursement(3)          %        1.28           1.52            1.50           2.12
 Net investment income after expense reimbursement(3)(5)   %        3.64           3.97            4.45           4.92
 Portfolio turnover rate                                   %          22             27               7             50

                                                                                          CLASS B
                                                                  --------------------------------------------------------
                                                                    YEAR           YEAR        FIVE MONTHS     NOVEMBER 8,
                                                                   ENDED          ENDED           ENDED        1999(1) TO
                                                                  MARCH 31,      MARCH 31,      MARCH 31,       OCT. 31,
                                                                    2003           2002          2001(4)          2000
                                                                    ----           ----          -------          ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                      $       10.31          10.48           10.09          10.00
 Income from investment operations:
 Net investment income                                     $        0.31           0.34            0.17           0.38
 Net realized and unrealized gain (loss) on investments    $        0.67          (0.17)           0.39           0.11
 Total from investment operations                          $        0.98           0.17            0.56           0.49
 Less distributions from:
 Net investment income                                     $        0.31           0.34            0.17           0.40
 Net realized gain on investments                          $        0.12             --              --             --
 Total distributions                                       $        0.43           0.34            0.17           0.40
 Net asset value, end of period                            $       10.86          10.31           10.48          10.09
 TOTAL RETURN(2):                                          %        9.65           1.59            5.54           5.02

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                         $       2,792          1,265             588            311
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(5)            %        1.90           1.84            1.83           1.67
 Gross expenses prior to expense reimbursement(3)          %        1.94           2.16            2.17           2.32
 Net investment income after expense reimbursement(3)(5)   %        2.86           3.22            3.69           3.93
 Portfolio turnover rate                                   %          22             27               7             50

----------
(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4)  The Fund changed its fiscal year end to March 31.
(5) The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses), subject to possible recoupment by to ING Investments, LLC within three years.

                 See Accompanying Notes to Financial Statements

ING NATIONAL TAX-EXEMPT BOND FUND (CONTINUED)               FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                             CLASS C
                                                                    ----------------------------------------------------------
                                                                      YEAR             YEAR        FIVE MONTHS     NOVEMBER 8,
                                                                     ENDED            ENDED           ENDED        1999(1) TO
                                                                    MARCH 31,        MARCH 31,      MARCH 31,       OCT. 31,
                                                                      2003             2002          2001(4)          2000
                                                                      ----             ----          -------          ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                      $         10.33            10.49           10.11          10.00
 Income from investment operations:
 Net investment income                                     $          0.31             0.34            0.16           0.39
 Net realized and unrealized gain (loss) on investments    $          0.66            (0.16)           0.38           0.12
 Total from investment operations                          $          0.97             0.18            0.54           0.51
 Less distributions from:
 Net investment income                                     $          0.31             0.34            0.16           0.40
 Net realized gain on investments                          $          0.12               --              --             --
 Total distributions                                       $          0.43             0.34            0.16           0.40
 Net asset value, end of period                            $         10.87            10.33           10.49          10.11
 TOTAL RETURN(2):                                          %          9.56             1.69            5.34           5.29

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                         $         1,065              271             440            439
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(5)            %          1.90             1.83            1.81           1.68
 Gross expenses prior to expense reimbursement(3)          %          1.94             2.18            2.16           2.33
 Net investment income after expense reimbursement(3)(5)   %          2.84             3.21            3.70           4.00
 Portfolio turnover rate                                   %            22               27               7             50

----------
(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4)  The Fund changed its fiscal year end to March 31.
(5) The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

                 See Accompanying Notes to Financial Statements

ING STRATEGIC BOND FUND                                     FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                CLASS A
                                              -------------------------------------------------------------------------------
                                                                            NINE                       THREE
                                                YEAR          YEAR         MONTHS         YEAR        MONTHS        JULY 27,
                                               ENDED         ENDED          ENDED         ENDED        ENDED       1998(1) TO
                                              MARCH 31,     MARCH 31,     MARCH 31,      JUNE 30,     JUNE 30,      MARCH 31,
                                                2003          2002         2001(6)         2000        1999(2)        1999
                                                ----          ----         -------         ----        -------        ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period    $     10.95         11.79          12.07         12.59         12.89         13.08
 Income from investment operations:
 Net investment income                   $      0.54          0.75           0.23          0.92          0.26          0.53
 Net realized and unrealized gain
 (loss) on investments                   $      0.38         (0.72)          0.08         (0.52)        (0.42)        (0.08)
 Total from investment operations        $      0.92          0.03           0.31          0.40         (0.16)         0.45
 Less distributions from:
 Net investment income                   $      0.63          0.87           0.59          0.92          0.14          0.53
 Net realized gain on investments        $        --            --             --            --            --          0.11
 Total distributions                     $      0.63          0.87           0.59          0.92          0.14          0.64
 Net asset value, end of period          $     11.24         10.95          11.79         12.07         12.59         12.89
 TOTAL RETURN(3):                        %      8.73          0.26           2.69          3.42         (1.23)         5.60

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)       $    31,599        34,387         39,105         2,726         2,736         5,751
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                     %      0.95          0.97           1.03          0.96          0.90          0.96
 Gross expenses prior to expense
 reimbursement(4)                        %      1.40          1.34           1.73          2.64          1.56          1.98
 Net investment income
 after expense reimbursement(4)(5)       %      5.09          6.55           6.30          7.69          5.88          5.81
 Portfolio turnover rate                 %       254           211            132           168            69           274

                                                                                CLASS B
                                              -------------------------------------------------------------------------------
                                                                            NINE                       THREE
                                                YEAR          YEAR         MONTHS         YEAR        MONTHS        JULY 27,
                                               ENDED         ENDED          ENDED         ENDED        ENDED       1998(1) TO
                                              MARCH 31,     MARCH 31,     MARCH 31,      JUNE 30,     JUNE 30,      MARCH 31,
                                                2003          2002         2001(6)         2000        1999(2)        1999
                                                ----          ----         -------         ----        -------        ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period    $     10.68         11.53          11.80         12.33         12.61         12.78
 Income from investment operations:
 Net investment income                   $      0.50          0.60           0.36          0.88          0.18          0.45
 Net realized and unrealized gain
 (loss) on investments                   $      0.36         (0.62)         (0.08)        (0.53)        (0.33)        (0.05)
 Total from investment operations        $      0.86         (0.02)          0.28          0.35         (0.15)         0.40
 Less distributions from:
 Net investment income                   $      0.59          0.83           0.55          0.88          0.13          0.46
 Net realized gain on investments        $        --            --             --            --            --          0.11
 Total distributions                     $      0.59          0.83           0.55          0.88          0.13          0.57
 Net asset value, end of period          $     10.95         10.68          11.53         11.80         12.33         12.61
 TOTAL RETURN(3):                        %      8.36         (0.18)          2.52          3.00         (1.20)         5.17

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)       $    13,581        11,848          8,894         4,460         5,658         6,637
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                     %      1.35          1.38           1.53          1.36          1.29          1.37
 Gross expenses prior to expense
 reimbursement(4)                        %      1.80          1.75           2.55          3.04          1.95          2.42
 Net investment income
 after expense reimbursement(4)(5)       %      4.68          5.98           6.71          7.29          5.49          5.35
 Portfolio turnover rate                 %       254           211            132           168            69           274

----------
(1)  Commencement of offering of shares.
(2) Effective May 24, 1999, ING Investments, LLC, became the Investment Manager of the Fund and the Fund changed its fiscal year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
(6)  The Fund changed its fiscal year end to March 31.

                 See Accompanying Notes to Financial Statements

ING STRATEGIC BOND FUND (CONTINUED)                         FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                CLASS C
                                              -------------------------------------------------------------------------------
                                                                            NINE                       THREE
                                                YEAR          YEAR         MONTHS         YEAR        MONTHS        JULY 27,
                                               ENDED         ENDED          ENDED         ENDED        ENDED       1998(1) TO
                                              MARCH 31,     MARCH 31,     MARCH 31,      JUNE 30,     JUNE 30,      MARCH 31,
                                                2003          2002         2001(6)         2000        1999(2)        1999
                                                ----          ----         -------         ----        -------        ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period    $     11.20         12.05          12.30         12.81         13.10        13.27
 Income from investment operations:
 Net investment income                   $      0.61          0.66           0.43          0.87          0.19         0.48
 Net realized and unrealized gain
 (loss) on investments                   $      0.30         (0.68)         (0.13)        (0.51)        (0.35)       (0.06)
 Total from investment operations        $      0.91         (0.02)          0.30          0.36         (0.16)        0.42
 Less distributions from:
 Net investment income                   $      0.59          0.83           0.55          0.87          0.13         0.48
 Net realized gain on investments        $        --            --             --            --            --         0.11
 Total distributions                     $      0.59          0.83           0.55          0.87          0.13         0.59
 Net asset value, end of period          $     11.52         11.20          12.05         12.30         12.81        13.10
 TOTAL RETURN(3):                        %      8.38         (0.17)          2.55          3.02         (1.21)        5.19

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)       $     4,091         4,964          5,196         3,966         7,965        8,128
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                     %      1.35          1.38           1.51          1.36          1.29         1.36
 Gross expenses prior to expense
 reimbursement(4)                        %      1.80          1.75           2.55          3.04          1.95         2.41
 Net investment income after expense
 reimbursement(4)(5)                     %      4.70          6.04           6.71          7.29          5.49         5.36
 Portfolio turnover rate                 %       254           211            132           168            69          274

----------
(1)  Commencement of offering of shares.
(2) Effective May 24, 1999, ING Investments, LLC, became the Investment Manager of the Fund and the Fund changed its fiscal year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
(6)  The Fund changed its fiscal year end to March 31.

                 See Accompanying Notes to Financial Statements

ING CLASSIC MONEY MARKET FUND                               FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                CLASS A
                                                   ------------------------------------------------------------------
                                                     YEAR          YEAR       FIVE MONTHS      YEAR      DECEMBER 15,
                                                    ENDED         ENDED          ENDED        ENDED       1998(1) TO
                                                   MARCH 31,     MARCH 31,     MARCH 31,     OCT. 31,      OCT. 31,
                                                     2003          2002         2001(4)        2000          1999
                                                     ----          ----         -------        ----          ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period     $          1.00          1.00          1.00          1.00          1.00
 Income from investment operations:
 Net investment income                    $          0.01          0.03          0.02          0.06          0.04
 Total from investment operations         $          0.01          0.03          0.02          0.06          0.04
 Less distributions from:
 Net investment income                    $          0.01          0.03          0.02          0.06          0.04
 Total distributions                      $          0.01          0.03          0.02          0.06          0.04
 Net asset value, end of period           $          1.00          1.00          1.00          1.00          1.00
 TOTAL RETURN(2):                         %          1.06          2.83          2.36          5.70          3.98

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)        $       458,964       549,999       515,651       440,651       228,124
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                      %          0.77          0.77          0.77          0.74          0.73
 Gross expenses prior to expense
 reimbursement(3)                         %          1.27          1.27          1.30          1.42          1.67
 Net investment income after expense
 reimbursement(3)(5)                      %          1.06          2.75          5.61          5.59          4.59

                                                                                CLASS B
                                                   ------------------------------------------------------------------
                                                     YEAR          YEAR       FIVE MONTHS      YEAR      DECEMBER 15,
                                                    ENDED         ENDED          ENDED        ENDED       1998(1) TO
                                                   MARCH 31,     MARCH 31,     MARCH 31,     OCT. 31,      OCT. 31,
                                                     2003          2002         2001(4)        2000          1999
                                                     ----          ----         -------        ----          ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period     $          1.00          1.00          1.00          1.00          1.00
 Income from investment operations:
 Net investment income                    $          0.00*         0.02          0.02          0.05          0.03
 Total from investment operations         $          0.00*         0.02          0.02          0.05          0.03
 Less distributions from:
 Net investment income                    $          0.00*         0.02          0.02          0.05          0.03
 Total distributions                      $          0.00*         0.02          0.02          0.05          0.03
 Net asset value, end of period           $          1.00          1.00          1.00          1.00          1.00
 TOTAL RETURN(2):                         %          0.43          2.21          2.11          5.03          3.31

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)        $         1,156         1,987         2,714         2,706         1,173
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                      %          1.40          1.37          1.41          1.38          1.41
 Gross expenses prior to expense
 reimbursement(3)                         %          1.52          1.53          1.55          1.67          1.79
 Net investment income after expense
 reimbursement(3)(5)                      %          0.46          2.27          5.10          4.93          3.85

----------
(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4)  The Fund changed its fiscal year end to March 31.
(5) The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
*    Amount is less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

ING CLASSIC MONEY MARKET FUND (CONTINUED)                   FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                   CLASS C
                                                   -----------------------------------------------------------------------
                                                     YEAR            YEAR        FIVE MONTHS       YEAR       DECEMBER 15,
                                                    ENDED           ENDED           ENDED         ENDED        1998(1) TO
                                                   MARCH 31,       MARCH 31,      MARCH 31,      OCT. 31,       OCT. 31,
                                                     2003            2002          2001(4)         2000           1999
                                                     ----            ----          -------         ----           ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period     $          1.00            1.00           1.00           1.00           1.00
 Income from investment operations:
 Net investment income                    $          0.00*           0.02           0.02           0.05           0.03
 Total from investment operations         $          0.00*           0.02           0.02           0.05           0.03
 Less distributions from:
 Net investment income                    $          0.00*           0.02           0.02           0.05           0.03
 Total distributions                      $          0.00*           0.02           0.02           0.05           0.03
 Net asset value, end of period           $          1.00            1.00           1.00           1.00           1.00
 TOTAL RETURN(2):                         %          0.42            2.20           2.08           5.03           3.30

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)        $           524             590          2,583          2,035            444
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                      %          1.40            1.38           1.40           1.39           1.41
 Gross expenses prior to expense
 reimbursement(3)                         %          1.52            1.53           1.55           1.67           1.78
 Net investment income after expense
 reimbursement(3)(5)                      %          0.42            2.44           5.00           5.03           3.89

----------
(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4)  The Fund changed its fiscal year end to March 31.
(5) The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
*    Amount is less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

ING MONEY MARKET FUND                                       FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                               CLASS A
                                                     -----------------------------------------------------------
                                                       YEAR           YEAR          NINE MONTHS     NOVEMBER 24,
                                                      ENDED          ENDED             ENDED         1999(1) TO
                                                     MARCH 31,      MARCH 31,        MARCH 31,        JUNE 30,
                                                       2003          2002(6)          2001(5)           2000
                                                       ----          -------          -------           ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period     $            1.00           1.00             1.00             1.00
 Income from investment operations:
 Net investment income                    $            0.01           0.02*            0.04*            0.02*
 Total from investment operations         $            0.01           0.02             0.04             0.02
 Less distributions from:
 Net investment income                    $            0.01           0.02             0.04             0.02
 Total distributions                      $            0.01           0.02             0.04             0.02
 Net asset value, end of period           $            1.00           1.00             1.00             1.00
 TOTAL RETURN(2):                         %            0.76           2.10             3.86             3.58

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)        $          16,127         28,668           73,290           75,430
 Ratios to average net assets:
 Net expenses after expense
 reimbursement/recoupment(3)(4)           %            0.92           0.93**           0.91**           0.85**
 Gross expenses prior to expense
 reimbursement/recoupment(3)              %            1.14           0.99             0.74             2.28
 Net investment income after expense
 reimbursement/recoupment(3)(4)           %            0.77           2.26             5.23             5.18

                                                                               CLASS B
                                                     ----------------------------------------------------------
                                                       YEAR           YEAR          NINE MONTHS       JULY 12,
                                                      ENDED          ENDED             ENDED         1999(1) TO
                                                     MARCH 31,      MARCH 31,        MARCH 31,        JUNE 30,
                                                       2003          2002(6)          2001(5)           2000
                                                       ----          -------          -------           ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period     $            1.00           1.00             1.00             1.00
 Income from investment operations:
 Net investment income                    $            0.00 +         0.01*            0.03*            0.03*
 Total from investment operations         $            0.00 +         0.01             0.03             0.03
 Less distributions from:
 Net investment income                    $            0.00 +         0.01             0.03             0.03
 Total distributions                      $            0.00 +         0.01             0.03             0.03
 Net asset value, end of period           $            1.00           1.00             1.00             1.00
 TOTAL RETURN(2):                         %            0.00 ++        1.38             3.34             3.60

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)        $          34,548         30,241           32,117           12,035
 Ratios to average net assets:
 Net expenses after expense
 reimbursement/recoupment(3)(4)           %            1.61           1.70**           1.64**           1.60**
 Gross expenses prior to expense
 reimbursement/recoupment(3)              %            1.91           1.75             1.50             3.03
 Net investment income after expense
 reimbursement/recoupment(3)(4)           %            0.01           1.26             4.31             3.96

----------
(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses, (excluding, interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
(5)  The Fund changed its fiscal year end to March 31.
(6) Effective May 21, 2001 ING Investments, LLC took over direct management of the Fund.
* Recognition of net investment income by the Fund was affected by the timing of the declaration of dividends by the underlying investment company in which the Fund invested.
** Does not include expenses of the investment company in which the Fund invested prior to May 2001.
+    Amount is less than $0.01 per share.
++   Amount is less than 0.01% per share.

                 See Accompanying Notes to Financial Statements

ING MONEY MARKET FUND (CONTINUED)                           FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                               CLASS C
                                                     ----------------------------------------------------------
                                                       YEAR           YEAR          NINE MONTHS       JULY 12,
                                                      ENDED          ENDED             ENDED         1999(1) TO
                                                     MARCH 31,      MARCH 31,        MARCH 31,        JUNE 30,
                                                       2003          2002(6)          2001(5)           2000
                                                       ----          -------          -------           ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period     $            1.00           1.00             1.00             1.00
 Income from investment operations:
 Net investment income                    $            0.00 +         0.01*            0.03*            0.02*
 Total from investment operations         $            0.00 +         0.01             0.03             0.02
 Less distributions from:
 Net investment income                    $            0.00 +         0.01             0.03             0.02
 Total distributions                      $            0.00 +         0.01             0.03             0.02
 Net asset value, end of period           $            1.00           1.00             1.00             1.00
 TOTAL RETURN(2):                         %            0.01           1.33             3.34             3.58

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)        $          10,664         10,403           27,404            5,431
 Ratios to average net assets:
 Net expenses after expense
 reimbursement/recoupment(3)(4)           %            1.62           1.68**           1.59**           1.60**
 Gross expenses prior to expense
 reimbursement/recoupment(3)              %            1.90           1.71             1.49             3.03
 Net investment income after expense
 reimbursement/recoupment(3)(4)           %            0.01           1.60             4.36             3.96

----------
(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses, (excluding, interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
(5)  The Fund changed its fiscal year end to March 31.
(6) Effective May 21, 2001 ING Investments, LLC took over direct management of the Fund.
* Recognition of net investment income by the Fund was affected by the timing of the declaration of dividends by the underlying investment company in which the Fund invested.
** Does not include expenses of the investment company in which the Fund invested prior to May 2001.
+    Amount is less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

ING LEXINGTON MONEY MARKET TRUST                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                   YEAR        YEAR      THREE MONTHS
                                                  ENDED       ENDED         ENDED          YEAR ENDED DECEMBER 31,
                                                 MARCH 31,   MARCH 31,    MARCH 31,    -------------------------------
                                                   2003        2002        2001(5)     2000(2)      1999          1998
                                                   ----        ----        -------     -------      ----          ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period     $        1.00        1.00         1.00        1.00        1.00          1.00
 Income from investment operations:
 Net investment income                    $        0.01        0.02         0.01        0.05      0.0425        0.0455
 Total from investment operations         $        0.01        0.02         0.01        0.05      0.0425        0.0455
 Less distributions from:
 Net investment income                    $        0.01        0.02         0.01        0.05      0.0425        0.0455
 Total distributions                      $        0.01        0.02         0.01        0.05      0.0425        0.0455
 Net asset value, end of period           $        1.00        1.00         1.00        1.00        1.00          1.00
 TOTAL RETURN(1):                         %        0.69        2.11         1.22        5.57        4.34          4.64

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)        $      50,153      55,222       63,177      62,859      97,850        87,488
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                      %        0.92        0.98         0.92        1.00        1.00          1.00
 Gross expenses prior to expense
 reimbursement(4)                         %        0.92        1.08         0.92        1.08        1.01          1.05
 Net investment income after expense
 reimbursement(3)(4)                      %        0.69        2.15         4.85        5.53        4.26          4.56

----------
(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(2) Effective July 26, 2000, ING Investments, LLC became the Investment Manager of the Trust.
(3) The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investment, LLC within three years.
(4)  Annualized for periods less than one year.
(5)  The Trust changed its fiscal year end to March 31.

                 See Accompanying Notes to Financial Statements

               NOTES TO FINANCIAL STATEMENTS as of March 31, 2003
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

ORGANIZATION. ING Funds Trust ("Trust") is a Delaware business trust registered as an open-end management investment company. The Trust was organized on July 30, 1998. It consists of nine separately managed series: ING GNMA Income Fund ("GNMA Fund"), ING High Yield Bond Fund ("High Yield Bond Fund"), ING High Yield Opportunity Fund ("High Yield Opportunity Fund"), ING Intermediate Bond Fund ("Intermediate Bond Fund"), ING National Tax-Exempt Bond Fund ("National Tax-Exempt Bond Fund"), ING Strategic Bond Fund ("Strategic Bond Fund"), ING Lexington Money Market Trust ("Money Market Trust"), ING Classic Money Market Fund and ING Money Market Fund.

The investment objective of each Fund is described in each Fund's prospectus.

Prior to May 21, 2001, the date that ING Investments, LLC took over direct management of the ING Money Market Fund, the Fund sought to achieve its investment objective by investing all its assets in Class A shares of the Primary Reserve Institutional Fund, a series of Reserve Institutional Trust, a registered open-end investment company. The Primary Reserve Institutional Fund declared dividends of its net investment income daily, which the ING Money Market Fund recorded as dividend income. In addition, the ING Money Market Fund incurred its own expenses.

Each Fund offers at least three of the following classes of shares: Class A, Class B, Class C, Class I, Class M, Class Q and Class T, except for Money Market Trust which only offers Class A Shares. The separate classes of shares differ principally in the applicable sales charges (if any), transfer agent fees, distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends and distributions are determined separately for each class based on income and expenses allocable to each class. Realized gains are allocated to each class pro rata based on the net assets of each class on the date of distribution. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

REORGANIZATION. On December 17, 2001, the Boards of Directors/Trustees of each of various ING Funds approved plans of reorganization which were intended to decrease the number of corporate entities under which the ING Funds are organized (the "Reorganization") and align the open-end funds with similar open-end funds that share the same prospectus. The Reorganization resulted only in a change in corporate form of some of the ING Funds, with no change in the substance or investment aspects of the ING Funds.

As a result of the Reorganization, the following Funds reorganized into series of the Trust: GNMA Fund, High Yield Opportunity Fund, ING Money Market Fund, Strategic Bond Fund and Money Market Trust (collectively, the "Reorganizing Funds"). In this regard, the Board approved the creation of new series of ING Funds Trust to serve as "shells" (the "Shell Funds") into which Reorganized Funds were reorganized. The plans of reorganization provided for, among other things, the transfer of assets and liabilities of the Reorganizing Funds to the Shell Funds. Prior to September 21, 2002, the effective date of the Reorganization, the Shell Funds had only nominal assets. For accounting purposes, each Reorganizing Fund is considered the surviving entity, and the financial highlights shown for periods prior to September 21, 2002 are of the Reorganizing Fund. ING Classic Money Market Fund, High Yield Bond Fund, Intermediate Bond Fund and National Tax-Exempt Bond Fund were originally organized as series of the Trust and were not involved in the Reorganization.

Prior to the Reorganization, High Yield Opportunity Fund, Money Market Fund and Strategic Bond Fund were series of ING Mutual Funds ("Mutual Funds"). Mutual Funds is a Delaware business trust registered as an open-end management investment company and was organized in 1992.

Prior to the Reorganization, GNMA Fund was the sole series of ING GNMA Income Fund, Inc. ING GNMA Income Fund, Inc. was a Maryland

--------------------------------------------------------------------------------

corporation registered as an open-end management investment company and was organized on August 15, 1973.

Prior to the Reorganization, Lexington Money Market Trust was a Massachusetts business trust registered as an open-end, diversified management investment company and was organized on June 30, 1977.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with accounting principles generally accepted in the United States for investment companies.

A. SECURITY VALUATION. Investments in equity securities traded on a national securities exchange or included on the NASDAQ National Market System are valued at the last reported sale price. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by each Fund's custodian. Debt securities are valued at bid prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Fund's valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Securities for which market quotations are not readily available are valued at their respective fair values as determined in good faith and in accordance with policies set by the Board of Trustees ("Board"). Investments in securities maturing in less than 60 days are valued at amortized cost, which approximates market value.

     Money Market Trust, ING Classic Money Market Fund and ING Money Market Fund use the amortized cost method to value their portfolios securities. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity.

     At March 31, 2003, the Intermediate Bond Fund contained four securities for which bid prices obtained from one or more dealers making markets in the securities were adjusted based on the Funds' valuation procedures. These securities had a total value of $6,806,264 (this represents 2.46% of net assets) for the Intermediate Bond Fund. In addition, at March 31, 2003, the High Yield Bond Fund, the High Yield Opportunity Fund and the Strategic Bond Fund contained one, eleven and two securities, respectively, for which market quotations were not readily available and which were valued at their fair value as determined in good faith and in accordance with policies set by the Board. These securities had a total value of $0 (represents 0.00% of net assets), $2,616,819 (represents 0.79% of net assets) and $200 (represents 0.00% of net assets) for the High Yield Bond Fund, the High Yield Opportunity Fund and the Strategic Bond Fund, respectively.

B. SECURITY TRANSACTIONS AND REVENUE RECOGNITION. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities delivered. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the funds. Premium amortization and discount accretion are determined by the effective yield method.

C. FOREIGN CURRENCY TRANSLATION. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

          (1) Market value of investment securities, other assets and liabilities -- at the exchange rates prevailing at the end of the day.
          (2) Purchases and sales of investment securities, income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

--------------------------------------------------------------------------------

     Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the statement of assets and liabilities for the estimated tax withholding based on the securities' current market values. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

     Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. Government Securities. These risks include but are not limited to re-evaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government Securities.

D. FOREIGN CURRENCY TRANSACTIONS AND FUTURES CONTRACTS. Certain funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

     Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices, for hedging purposes only. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. DISTRIBUTIONS TO SHAREHOLDERS. The Funds record distributions to their shareholders on ex-dividend date. National Tax-Exempt Bond Fund, Intermediate Bond Fund, High Yield Opportunity Fund, High Yield Bond Fund, ING Money Market Fund, ING Classic Money Market Fund and Money Market Trust declare and become ex-dividend daily and pay dividends monthly. GNMA Fund and Strategic Bond Fund declare and become ex-dividend monthly and pay dividends monthly. Each Fund distributes capital gains, to the extent available, annually.

F. FEDERAL INCOME TAXES. It is the policy of the Funds to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to

--------------------------------------------------------------------------------

     their shareholders. Therefore, a federal income tax or excise tax provision is not required. In addition, by distributing during each calendar year substantially all of its net investment income and net realized capital gains, each Fund intends not to be subject to any federal excise tax.

     The Board intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

G. USE OF ESTIMATES. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States. Actual results could differ from these estimates.

H. REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will always receive as collateral securities with market values equal to at least 100% of the amount being invested by the Fund. If the seller defaults, a Fund may incur a delay in the realization of proceeds, it may incur a loss if the value of the collateral securing the repurchase agreement declines, and it may incur disposition costs in liquidating the collateral.

I. SECURITIES LENDING. Each Fund has the option to temporarily loan 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. Government Securities. During the year ended March 31, 2003, the Funds did not loan any securities.

J. OPTIONS CONTRACTS. Certain Funds may purchase put and call options and may write (sell) put options and covered call options. The Funds may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

K. ILLIQUID AND RESTRICTED SECURITIES. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A of the Securities Act of 1933 (1933 Act) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. GNMA Income Fund may not invest in illiquid securities. Money Market Trust may not invest more than 5% of its net assets, Money Market Fund and Classic Money Market Fund may not invest more than 10% of their assets and all other funds may not invest more than 15% of their net assets in illiquid securities. Illiquid and restricted securities are valued using

--------------------------------------------------------------------------------

     market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board. The Funds will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any.

L. DELAYED DELIVERY TRANSACTION. The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Funds' Portfolio. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to hold liquid assets as collateral with the Funds' custodian sufficient to cover the purchase price.

M. DOLLAR ROLL TRANSACTIONS. Certain Funds may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories.

N. CONSTRUCTION LOAN SECURITIES (GNMA FUND). The GNMA Fund may purchase construction loan securities, which are issued to finance building costs. The funds are disbursed as needed or in accordance with a prearranged plan. The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal. Upon completion of the construction phase, the construction loan securities are terminated and project loan securities are issued. It is the Fund's policy to record these GNMA certificates on trade date, and to segregate assets to cover its commitments on trade date as well.

NOTE 3 -- INVESTMENT TRANSACTIONS

For the year ended March 31, 2003, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

                                  PURCHASES        SALES
                                ------------   ------------
GNMA Fund                       $         --   $         --
High Yield Bond Fund              69,462,045     54,381,628
High Yield Opportunity Fund      370,065,239    403,703,658
Intermediate Bond Fund           732,747,642    238,657,224
National Tax-Exempt Bond Fund      6,886,945      5,451,840
Strategic Bond Fund               63,521,468     67,114,396

U.S. Government Securities not included above were as follows:

                                  PURCHASES        SALES
                                ------------   ------------
GNMA Fund                       $933,300,087   $578,832,014
High Yield Bond Fund                 805,088        805,416
High Yield Opportunity Fund               --             --
Intermediate Bond Fund           573,010,208    819,577,685
National Tax-Exempt Bond Fund             --             --
Strategic Bond Fund               52,962,190     49,176,206

NOTE 4 -- INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

All the Funds included in this report have an Investment Management Agreement with ING Investments, LLC (the "Manager", the "Investment Manager" or the "Adviser"), a wholly-owned subsidiary of ING Groep N.V. The investment management agreements compensate the Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

For GNMA Fund -- 0.60% for the first $150 million, 0.50% of the next $250 million, 0.45% of the next $400 million and 0.40% in excess of $800 million; for National Tax-Exempt Bond and Intermediate Bond -- 0.50%; for Strategic Bond Fund -- 0.45% for the first $500 million, 0.40% of the next $250 million and 0.35% in excess of $750 million; for High Yield Opportunity Fund -- 0.60%; for High Yield Bond Fund -- 0.65%; for ING Money Market Fund -- 0.35%; for ING Classic Money Market Fund -- 0.25%; for Money Market Trust -- 0.50% for the first $500 million and 0.45% in excess of $500 million.

The fees payable to the Manager were discounted for the National Tax-Exempt Bond Fund, the Intermediate Bond Fund, the High Yield Bond Fund

--------------------------------------------------------------------------------

and the ING Classic Money Market Fund by 75% in each Fund's first year of operations, and by 50% in each Fund's second year of operations.

Prior to May 21, 2001, the Manager did not charge a management fee for ING Money Market Fund since the Fund invested solely in another open-end regulated investment company. However, the Fund compensated the Manager with an administrative fee, computed daily and payable monthly, at an annual rate of 0.25% of average daily net assets.

Furman Selz Capital Management LLC (FSCM), an affiliated registered investment advisor, serves as Sub-Adviser to the National Tax-Exempt Bond Fund pursuant to a sub-advisory agreement between the Adviser and FSCM. For its sevices FSCM receives from the Adviser, a fee equal to 0.25% of the average daily net assets of the Fund. ING Investment Management LLC (IIM), a registered investment advisor, serves as subadvisor to the Intermediate Bond Fund, High Yield Bond Fund and ING Classic Money Market Fund pursuant to a subadvisory agreement between the Adviser and IIM. For its services IIM receives from the Adviser, a fee equal to 0.25%, 0.325%, and 0.125%, respectively, of the average daily net assets of the Intermediate Bond Fund, High Yield Bond Fund and ING Classic Money Market Fund.

Pursuant to the Administrative Services Agreement effective April 1, 2002 ING Funds Services, LLC ("IFS") acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. The services provided by IFS will include: (a) internal accounting services; (b) monitoring regulatory compliance, such as reports and filings with the U.S. Securities and Exchange Commission and state securities regulatory authorities; (c) preparing financial information for proxy statements; (d) preparing semiannual and annual reports to shareholders; (e) calculating net asset values; (f) preparation of certain shareholder communication; (g) supervision of the custodians and transfer agent; and (h) reporting to the Board. For its services, IFS is entitled to receive from the GNMA Fund, National Tax-Exempt Bond Fund, Intermediate Bond Fund, Strategic Bond Fund, High Yield Opportunity Fund, High Yield Bond Fund, ING Money Market Fund and Money Market Trust a fee at an annual rate of 0.10% of its average daily net assets.

Prior to March 1, 2002, IFS acted as Shareholder Service Agent for the Strategic Bond Fund, High Yield Opportunity Fund and ING Money Market Fund.

--------------------------------------------------------------------------------

NOTE 5 -- DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except as noted below) has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby ING Funds Distributor, LLC (the "Distributor") is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund's shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to payment each month for actual expenses incurred in the distribution and promotion of each Fund's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor a combined Distribution and Service Fee based on average daily net assets at the following annual rates:

                                   CLASS A     CLASS B     CLASS C     CLASS I     CLASS M     CLASS Q     CLASS T
                                   -------     -------     -------     -------     -------     -------     -------
GNMA Fund                           0.25%       1.00%       1.00%        N/A        0.75%       0.25%       0.65%
High Yield Bond Fund                0.35%       1.00%       1.00%        N/A         N/A         N/A         N/A
High Yield Opportunity Fund         0.35%       1.00%       1.00%        N/A        0.75%       0.25%       0.65%
Intermediate Bond Fund              0.35%       1.00%       1.00%        N/A         N/A         N/A         N/A
National Tax-Exempt Bond Fund       0.35%       1.00%       1.00%        N/A         N/A         N/A         N/A
Strategic Bond Fund                 0.35%       0.75%       0.75%        N/A         N/A        0.25%        N/A
ING Classic Money Market Fund       0.75%       1.00%       1.00%        N/A         N/A         N/A         N/A
ING Money Market Fund               0.25%       1.00%       1.00%        N/A         N/A         N/A         N/A
Money Market Trust                   N/A         N/A         N/A         N/A         N/A         N/A         N/A

During the year ended March 31, 2003, the Distributor waived 0.10% of the Distribution fee for National Tax-Exempt Bond Fund, Intermediate Bond Fund and High Yield Bond Fund for Class A only and waived 0.40% of the Distribution Fee for ING Classic Money Market Fund for Class A only.

For the year ended March 31, 2003, the Distributor has retained $291,960 as sales charges from the proceeds of Class A Shares sold, $163,187 from the proceeds of Class C Shares redeemed, and $2,000 from the proceeds of Class M Shares sold.

NOTE 6 -- OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At March 31, 2003 the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

                                    ACCRUED                             ACCRUED
                                  INVESTMENT        ACCRUED           SHAREHOLDER
                                  MANAGEMENT     ADMINISTRATIVE      SERVICES AND
                                     FEES            FEES          DISTRIBUTION FEES       TOTAL
                                     ----            ----          -----------------       -----
GNMA Fund                          $375,882        $ 78,026            $347,319          $801,227
High Yield Bond Fund                 39,835           4,849              22,029            66,713
High Yield Opportunity Fund         159,566          26,405             214,703           400,674
Intermediate Bond Fund              111,008          22,202             122,191           255,401
National Tax-Exempt Bond Fund        11,418           2,284               8,007            21,709
Strategic Bond Fund                  17,995           3,999              19,677            41,671
ING Classic Money Market Fund        98,915              --              89,691           188,606
ING Money Market Fund                18,452           5,273              42,557            66,282
Money Market Trust                   21,334           4,266                  --            25,600

At March 31, 2003, ING Life Insurance and Annuity Co., a wholly-owned indirect subsidiary of ING Groep N.V., held 41.7%, 77.9% and 35.2% of the shares outstanding of High Yield Bond Fund, National Tax-Exempt Bond Fund and Strategic Bond Fund, respectively. Control is defined by the Investment Company Act of 1940 ("1940 Act") as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines as affiliates companies that are under common control. Therefore, because High Yield Bond, National Tax Exempt Bond, and Strategic Bond have a common owner that owns over 25% of the outstanding securities of each of them, the three Funds may be deemed to be affiliates of each other. At March 31, 2003, ING National Trust, a wholly-owned indirect subsidiary of ING Groep N.V., held 5.3% of the shares outstanding of Intermediate Bond Fund. Investment activities of these shareholders could have a material impact on the Funds.

--------------------------------------------------------------------------------

Each Fund has adopted a Retirement Policy covering all independent trustees of the Fund who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement.

A summary of the transactions during the year ended March 31, 2003, in which the issuer was part of the ING Family of Funds.

                                                                                         REALIZED
                                           PURCHASES                   SALES             LOSS ON
                                    -----------------------   -----------------------   INVESTMENT     VALUE AT
                                      SHARES        COST        SHARES      PROCEEDS    SECURITIES      3/31/03
                                    ----------   ----------   ----------   ----------   ----------    ----------
Strategic Bond Fund
  ING High Yield Bond Fund              45,000   $  362,700           --   $       --   $       --    $1,319,968
  ING High Yield Opportunity Fund      330,000    2,167,200      332,889    2,310,066     (189,934)    2,197,800
  ING Prime Rate Trust                 140,000      964,964       98,600      575,190     (104,420)      689,739

NOTE 7 -- OTHER ACCRUED EXPENSES AND LIABILITIES

At March 31, 2003 the Funds had the following payables recorded in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities.

                                                PAYABLE FOR
                                  PAYABLE FOR   SHAREHOLDER    PAYABLE FOR     PAYABLE FOR      TOTAL OTHER
                                   CUSTODY       REPORTING    TRANSFER AGENT      OTHER      ACCRUED EXPENSES
                                     FEES         EXPENSES         FEES          EXPENSES     AND LIABILITIES
                                     ----         --------         ----          --------     ---------------
GNMA Income Fund                   $117,600       $145,876       $254,759        $ 97,367         $615,602
High Yield Bond Fund                 20,068         21,657         26,606          19,466           87,797
High Yield Opportunity Fund          40,780        141,824        157,970          46,318          386,892
Intermediate Bond Fund               42,907         10,406         64,000          29,357          146,670
National Tax-Exempt Bond Fund         6,391          7,942         11,614          20,302           46,249
Strategic Bond Fund                  18,358         18,179         30,874          25,412           92,823
ING Classic Money Market Fund        92,767        145,143        121,888         101,576          461,374
ING Money Market Fund                17,370         43,745         25,452          21,623          108,190
Money Market Trust                    9,864         22,040         64,101          42,373          138,378

NOTE 8 -- EXPENSE LIMITATIONS

For the following Funds, the Investment Manager has voluntarily agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the following annual expenses to average daily net assets ratios:

                                CLASS A     CLASS B     CLASS C     CLASS I     CLASS M     CLASS Q     CLASS T
                                -------     -------     -------     -------     -------     -------     -------
GNMA Fund                        1.29%       2.04%       2.04%       1.04%       1.79%       1.29%       1.69%
High Yield Bond Fund             1.30%       2.05%       2.05%        N/A         N/A         N/A         N/A
High Yield Opportunity Fund      1.10%       1.75%       1.75%        N/A        1.50        1.00%       1.40%
Intermediate Bond Fund           1.15%       1.90%       1.90%       0.90%        N/A         N/A         N/A
National Tax-Exempt Bond Fund    1.15%       1.90%       1.90%        N/A         N/A         N/A         N/A
Strategic Bond Fund              0.95%       1.35%       1.35%        N/A         N/A        0.85%        N/A
ING Classic Money Market Fund    0.77%       1.41%       1.41%       0.31%        N/A         N/A         N/A
ING Money Market Fund            1.50%       2.25%       2.25%        N/A         N/A         N/A         N/A
Money Market Trust               1.00%        N/A         N/A         N/A         N/A         N/A         N/A

Each Fund will at a later date reimburse the Investment Manager for management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund.

During the year ended March 31, 2003, the Investment Manager voluntarily waived $1,962,804, $383 and $162 for the ING Classic Money Market

--------------------------------------------------------------------------------

Fund for Class A, Class B and Class C, respectively. As of March 31, 2003, the cumulative amounts of reimbursed fees that are subject to possible recoupment by the Manager are as follows:

High Yield Bond                 $  287,780
High Yield Opportunity Fund      2,126,108
Intermediate Bond Fund             156,261
National Tax-Exempt Bond Fund      154,757
Strategic Bond Fund                609,000
ING Classic Money Market Fund    2,217,974
ING Money Market Fund              307,371

NOTE 9 -- LINE OF CREDIT

All of the Funds included in this report with the exception of GNMA Fund, in addition to certain other funds managed by the Adviser, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with State Street Bank and Trust Company for an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.10% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. At March 31, 2003, the Funds did not have any loans outstanding.

NOTE 10 -- CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

                                                       CLASS A SHARES
                                             -------------------------------
                                                  YEAR             YEAR
                                                 ENDED            ENDED
                                                MARCH 31,        MARCH 31,
                                                  2003             2002
                                             -------------    -------------
GNMA FUND (NUMBER OF SHARES)
Shares sold                                     73,137,649       63,157,820
Shares issued as reinvestment of dividends       2,826,216        2,668,663
Shares redeemed                                (64,721,314)     (55,105,271)
                                             -------------    -------------
Net increase in shares outstanding              11,242,551       10,721,212
                                             =============    =============
GNMA FUND ($)
Shares sold                                  $ 647,417,851    $ 546,608,964
Shares issued as reinvestment of dividends      25,045,619       23,079,905
Shares redeemed                               (572,367,002)    (477,081,467)
                                             -------------    -------------
Net increase                                 $ 100,096,468    $  92,607,402
                                             =============    =============

                                                   CLASS B SHARES                CLASS C SHARES               CLASS I SHARES
                                            ---------------------------   ---------------------------   ---------------------------
                                                YEAR           YEAR           YEAR           YEAR           YEAR          PERIOD
                                               ENDED          ENDED          ENDED          ENDED          ENDED           ENDED
                                              MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,
                                                2003           2002           2003           2002           2003          2002(1)
                                            ------------   ------------   ------------   ------------   ------------   ------------
GNMA FUND (NUMBER OF SHARES)
Shares sold                                   10,383,663      6,022,864      8,354,803      4,825,457        791,663        210,287
Shares issued as reinvestment of dividends       323,671        186,731        181,211         72,008         24,697          1,232
Shares redeemed                               (3,236,075)    (2,387,819)    (3,100,664)    (2,123,195)      (234,440)       (22,419)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net increase in shares outstanding             7,471,259      3,821,776      5,435,350      2,774,270        581,920        189,100
                                            ============   ============   ============   ============   ============   ============
GNMA FUND ($)
Shares sold                                 $ 92,311,001   $ 52,159,368   $ 73,988,441   $ 41,776,167   $  7,072,323   $  1,814,979
Shares issued as reinvestment of dividends     2,864,197      1,612,231      1,606,627        622,914        220,288         10,679
Shares redeemed                              (28,732,321)   (20,607,683)   (27,312,111)   (18,282,654)    (2,096,498)      (191,917)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net increase                                $ 66,442,877   $ 33,163,916   $ 48,282,957   $ 24,116,427   $  5,196,113   $  1,633,741
                                            ============   ============   ============   ============   ============   ============

----------
(1)  Class I commenced operations on January 7, 2002.

--------------------------------------------------------------------------------

NOTE 10 -- CAPITAL SHARES (CONTINUED)

                                          CLASS M SHARES                CLASS Q SHARES                CLASS T SHARES
                                    --------------------------    --------------------------    -------------------------
                                       YEAR           YEAR           YEAR           YEAR           YEAR           YEAR
                                      ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                     MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,
                                       2003           2002           2003           2002           2003           2002
                                    -----------    -----------    -----------    -----------    -----------    -----------
GNMA FUND (NUMBER OF SHARES)
Shares sold                              89,509         34,505         14,313         93,434          1,849            177
Shares issued as reinvestment
of dividends                              3,490          1,394            544          3,377         47,505         72,423
Shares redeemed                         (27,626)        (6,551)       (18,365)      (128,049)      (307,685)      (796,883)
                                    -----------    -----------    -----------    -----------    -----------    -----------
Net increase (decrease) in shares
outstanding                              65,373         29,348         (3,508)       (31,238)      (258,331)      (724,283)
                                    ===========    ===========    ===========    ===========    ===========    ===========
GNMA FUND ($)
Shares sold                         $   796,808    $   300,488    $   126,826    $   813,238    $    16,625    $     1,546
Shares issued as reinvestment
of dividends                             31,077         12,067          4,854         29,255        420,465        625,787
Shares redeemed                        (247,442)       (56,512)      (164,519)    (1,099,075)    (2,713,539)    (6,886,351)
                                    -----------    -----------    -----------    -----------    -----------    -----------
Net increase (decrease)             $   580,443    $   256,043    $   (32,839)   $  (256,582)   $(2,276,449)   $(6,259,018)
                                    ===========    ===========    ===========    ===========    ===========    ===========

                                                    CLASS A SHARES                  CLASS B SHARES
                                             ----------------------------    ----------------------------
                                                 YEAR            YEAR            YEAR            YEAR
                                                ENDED           ENDED           ENDED           ENDED
                                               MARCH 31,       MARCH 31,       MARCH 31,       MARCH 31,
                                                 2003            2002            2003            2002
                                             ------------    ------------    ------------    ------------
HIGH YIELD BOND FUND (NUMBER OF SHARES)
Shares sold                                     1,975,025       2,794,127         983,987         451,236
Shares issued as reinvestment of dividends        263,756         302,345          24,180          26,235
Shares redeemed                                (1,412,180)     (2,261,582)       (373,376)       (250,521)
                                             ------------    ------------    ------------    ------------
Net increase in shares outstanding                826,601         834,890         634,791         226,950
                                             ============    ============    ============    ============
HIGH YIELD BOND FUND ($)
Shares sold                                  $ 16,233,041    $ 24,410,505    $  8,021,700    $  4,004,927
Shares issued as reinvestment of dividends      2,154,434       2,679,680         197,420         232,795
Shares redeemed                               (11,625,324)    (19,826,039)     (3,042,382)     (2,217,572)
                                             ------------    ------------    ------------    ------------
Net increase                                 $  6,762,151    $  7,264,146    $  5,176,738    $  2,020,150
                                             ============    ============    ============    ============

                                                   CLASS C SHARES
                                             --------------------------
                                                YEAR           YEAR
                                               ENDED          ENDED
                                              MARCH 31,      MARCH 31,
                                                2003           2002
                                             -----------    -----------
HIGH YIELD BOND FUND (NUMBER OF SHARES)
Shares sold                                      621,983         83,521
Shares issued as reinvestment of dividends         7,984          7,820
Shares redeemed                                 (179,197)       (44,804)
                                             -----------    -----------
Net increase in shares outstanding               450,770         46,537
                                             ===========    ===========
HIGH YIELD BOND FUND ($)
Shares sold                                  $ 5,074,610    $   735,222
Shares issued as reinvestment of dividends        65,209         69,372
Shares redeemed                               (1,448,455)      (391,654)
                                             -----------    -----------
Net increase                                 $ 3,691,364    $   412,940
                                             ===========    ===========

--------------------------------------------------------------------------------

NOTE 10 -- CAPITAL SHARES (CONTINUED)

                                                          CLASS A SHARES                    CLASS B SHARES
                                                 ------------------------------    ------------------------------
                                                     YEAR             YEAR             YEAR             YEAR
                                                    ENDED            ENDED            ENDED            ENDED
                                                   MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,
                                                     2003             2002             2003             2002
                                                 -------------    -------------    -------------    -------------
HIGH YIELD OPPORTUNITY FUND (NUMBER OF SHARES)
Shares sold                                         16,263,300        7,384,162        2,298,165        2,122,908
Shares issued in merger                              6,407,106               --       14,095,676               --
Shares issued as reinvestment of dividends             585,206          386,832          993,995          708,385
Shares redeemed                                    (15,075,372)      (7,052,007)      (7,674,507)      (4,559,558)
                                                 -------------    -------------    -------------    -------------
Net increase (decrease) in shares outstanding        8,180,240          718,987        9,713,329       (1,728,265)
                                                 =============    =============    =============    =============
HIGH YIELD OPPORTUNITY FUND ($)
Shares sold                                      $ 110,029,139    $  58,175,845    $  15,652,565    $  16,743,471
Shares issued in merger                             48,565,867               --      107,380,857               --
Shares issued as reinvestment of dividends           3,931,634        3,009,696        6,722,293        5,501,455
Shares redeemed                                   (103,807,585)     (55,398,519)     (52,283,480)     (35,664,329)
                                                 -------------    -------------    -------------    -------------
Net increase (decrease)                          $  58,719,055    $   5,787,022    $  77,472,235    $ (13,419,403)
                                                 =============    =============    =============    =============

                                                         CLASS C SHARES            CLASS M
                                                 ----------------------------    ------------
                                                     YEAR            YEAR          PERIOD
                                                    ENDED           ENDED           ENDED
                                                   MARCH 31,       MARCH 31,      MARCH 31,
                                                     2003            2002          2003(1)
                                                 ------------    ------------    ------------
HIGH YIELD OPPORTUNITY FUND (NUMBER OF SHARES)
Shares sold                                         1,076,535         793,691           2,138
Shares issued in merger                               590,240              --         628,797
Shares issued as reinvestment of dividends            136,259         131,261          25,070
Shares redeemed                                    (1,167,865)     (1,491,553)       (151,825)
                                                 ------------    ------------    ------------
Net increase (decrease) in shares outstanding         635,169        (566,601)        504,180
                                                 ============    ============    ============
HIGH YIELD OPPORTUNITY FUND ($)
Shares sold                                      $  7,417,867    $  6,403,212    $     14,387
Shares issued in merger                             4,492,905              --       4,766,282
Shares issued as reinvestment of dividends            925,570       1,024,746         166,801
Shares redeemed                                    (8,007,182)    (11,855,613)     (1,021,019)
                                                 ------------    ------------    ------------
Net increase (decrease)                          $  4,829,160    $ (4,427,655)   $  3,926,451
                                                 ============    ============    ============

----------
(1)  Class M Shares commenced operations on May 17, 2002.


                                                        CLASS Q SHARES                CLASS T SHARES
                                                 --------------------------    --------------------------
                                                    YEAR           YEAR           YEAR           YEAR
                                                   ENDED          ENDED          ENDED          ENDED
                                                  MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,
                                                    2003           2002           2003           2002
                                                 -----------    -----------    -----------    -----------
HIGH YIELD OPPORTUNITY FUND (NUMBER OF SHARES)
Shares sold                                          116,562        374,119              1          5,425
Shares issued in merger                                2,500             --             --             --
Shares issued as reinvestment of dividends             8,930         24,396         77,085        137,220
Shares redeemed                                     (211,906)      (527,306)      (707,547)      (896,484)
                                                 -----------    -----------    -----------    -----------
Net decrease in shares outstanding                   (83,914)      (128,791)      (630,461)      (753,839)
                                                 ===========    ===========    ===========    ===========
HIGH YIELD OPPORTUNITY FUND ($)
Shares sold                                      $   745,712    $ 3,014,721    $         4    $    23,154
Shares issued in merger                               19,032             --             --             --
Shares issued as reinvestment of dividends            60,422        191,409        526,861      1,073,078
Shares redeemed                                   (1,400,699)    (4,139,454)    (4,865,661)    (7,059,452)
                                                 -----------    -----------    -----------    -----------
Net decrease                                     $  (575,533)   $  (933,324)   $(4,338,796)   $(5,963,220)
                                                 ===========    ===========    ===========    ===========

--------------------------------------------------------------------------------

NOTE 10 -- CAPITAL SHARES (CONTINUED)

                                                     CLASS A SHARES                    CLASS B SHARES
                                             ------------------------------    ------------------------------
                                                 YEAR             YEAR             YEAR             YEAR
                                                ENDED            ENDED            ENDED            ENDED
                                               MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,
                                                 2003             2002             2003             2002
                                             -------------    -------------    -------------    -------------
INTERMEDIATE BOND FUND (NUMBER OF SHARES)
Shares sold                                     20,485,344        5,035,127        5,721,047        1,144,345
Shares issued as reinvestment of dividends         281,375          403,357           90,480           59,528
Shares redeemed                                (10,999,640)      (4,549,770)      (1,081,565)        (346,703)
                                             -------------    -------------    -------------    -------------
Net increase in shares outstanding               9,767,079          888,714        4,729,962          857,170
                                             =============    =============    =============    =============
INTERMEDIATE BOND FUND ($)
Shares sold                                  $ 212,009,071    $  52,129,574    $  59,045,245    $  11,851,772
Shares issued as reinvestment of dividends       2,905,320        4,097,319          934,949          601,448
Shares redeemed                               (113,708,272)     (47,299,269)     (11,172,225)      (3,506,893)
                                             -------------    -------------    -------------    -------------
Net increase                                 $ 101,206,119    $   8,927,624    $  48,807,969    $   8,946,327
                                             =============    =============    =============    =============

                                                     CLASS C SHARES                  CLASS I SHARES
                                             ----------------------------    ----------------------------
                                                 YEAR            YEAR            YEAR           PERIOD
                                                ENDED           ENDED           ENDED            ENDED
                                               MARCH 31,       MARCH 31,       MARCH 31,       MARCH 31,
                                                 2003            2002            2003           2002(1)
                                             ------------    ------------    ------------    ------------
INTERMEDIATE BOND FUND (NUMBER OF SHARES)
Shares sold                                     5,249,312         703,512         675,432       1,005,783
Shares issued as reinvestment of dividends         64,460          42,864          64,547          10,435
Shares redeemed                                  (912,120)       (540,629)       (296,980)        (27,796)
                                             ------------    ------------    ------------    ------------
Net increase in shares outstanding              4,401,652         205,747         442,999         988,422
                                             ============    ============    ============    ============
INTERMEDIATE BOND FUND ($)
Shares sold                                  $ 54,232,649    $  7,201,959    $  6,967,970    $ 10,071,273
Shares issued as reinvestment of dividends        666,529         435,184         666,112         104,328
Shares redeemed                                (9,420,954)     (5,601,691)     (3,053,533)       (277,109)
                                             ------------    ------------    ------------    ------------
Net increase                                 $ 45,478,224    $  2,035,452    $  4,580,549    $  9,898,492
                                             ============    ============    ============    ============

----------
(1)  Class I Shares commenced operations on January 8, 2002.

                                                         CLASS A SHARES
                                                   --------------------------
                                                      YEAR           YEAR
                                                     ENDED          ENDED
                                                    MARCH 31,      MARCH 31,
                                                      2003           2002
                                                   -----------    -----------
NATIONAL TAX-EXEMPT BOND FUND (NUMBER OF SHARES)
Shares sold                                            201,630        385,229
Shares issued as reinvestment of dividends             106,045         84,914
Shares redeemed                                       (347,173)      (357,753)
                                                   -----------    -----------
Net increase (decrease) in shares outstanding          (39,498)       112,390
                                                   ===========    ===========
NATIONAL TAX-EXEMPT BOND FUND ($)
Shares sold                                        $ 2,164,822    $ 4,047,524
Shares issued as reinvestment of dividends           1,136,322        889,178
Shares redeemed                                     (3,715,337)    (3,766,931)
                                                   -----------    -----------
Net increase (decrease)                            $  (414,193)   $ 1,169,771
                                                   ===========    ===========

--------------------------------------------------------------------------------

NOTE 10 -- CAPITAL SHARES (CONTINUED)

                                                         CLASS B SHARES                CLASS C SHARES
                                                   --------------------------    --------------------------
                                                      YEAR           YEAR           YEAR           YEAR
                                                     ENDED          ENDED          ENDED          ENDED
                                                    MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,
                                                      2003           2002           2003           2002
                                                   -----------    -----------    -----------    -----------
NATIONAL TAX-EXEMPT BOND FUND (NUMBER OF SHARES)
Shares sold                                            186,918         68,805         89,524         38,358
Shares issued as reinvestment of dividends               3,809          1,483          1,437          1,373
Shares redeemed                                        (56,464)        (3,696)       (19,282)       (55,451)
                                                   -----------    -----------    -----------    -----------
Net increase (decrease) in shares outstanding          134,263         66,592         71,679        (15,720)
                                                   ===========    ===========    ===========    ===========
NATIONAL TAX-EXEMPT BOND FUND ($)
Shares sold                                        $ 1,990,453    $   724,114    $   972,058    $   405,770
Shares issued as reinvestment of dividends              40,820         15,515         15,425         14,387
Shares redeemed                                       (604,556)       (38,798)      (208,567)      (580,473)
                                                   -----------    -----------    -----------    -----------
Net increase (decrease)                            $ 1,426,717    $   700,831    $   778,916    $  (160,316)
                                                   ===========    ===========    ===========    ===========

                                                       CLASS A SHARES                  CLASS B SHARES
                                                ----------------------------    ----------------------------
                                                    YEAR            YEAR            YEAR            YEAR
                                                   ENDED           ENDED           ENDED           ENDED
                                                  MARCH 31,       MARCH 31,       MARCH 31,       MARCH 31,
                                                    2003            2002            2003            2002
                                                ------------    ------------    ------------    ------------
STRATEGIC BOND FUND (NUMBER OF SHARES)
Shares sold                                        2,926,400       4,697,482         512,495         674,202
Shares issued as reinvestment of dividends           155,509         226,982          25,027          31,890
Shares redeemed                                   (3,411,267)     (5,100,284)       (406,134)       (368,456)
                                                ------------    ------------    ------------    ------------
Net increase (decrease) in shares outstanding       (329,358)       (175,820)        131,388         337,636
                                                ============    ============    ============    ============
STRATEGIC BOND FUND ($)
Shares sold                                     $ 32,008,296    $ 53,226,132    $  5,478,867    $  7,477,720
Shares issued as reinvestment of dividends         1,696,951       2,571,224         266,404         352,785
Shares redeemed                                  (37,277,857)    (57,817,171)     (4,331,111)     (4,086,298)
                                                ------------    ------------    ------------    ------------
Net increase (decrease)                         $ (3,572,610)   $ (2,019,815)   $  1,414,160    $  3,744,207
                                                ============    ============    ============    ============

                                                      CLASS C SHARES                CLASS Q SHARES
                                                --------------------------    --------------------------
                                                   YEAR           YEAR           YEAR           YEAR
                                                  ENDED          ENDED          ENDED          ENDED
                                                 MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,
                                                   2003           2002           2003           2002
                                                -----------    -----------    -----------    -----------
STRATEGIC BOND FUND (NUMBER OF SHARES)
Shares sold                                         471,183        730,521        446,425        152,597
Shares issued as reinvestment of dividends            9,972         16,633            511          1,329
Shares redeemed                                    (569,042)      (735,217)      (445,870)      (165,279)
                                                -----------    -----------    -----------    -----------
Net increase (decrease) in shares outstanding       (87,887)        11,937          1,066        (11,353)
                                                ===========    ===========    ===========    ===========
STRATEGIC BOND FUND ($)
Shares sold                                     $ 5,276,764    $ 8,465,693    $ 4,589,655    $ 1,640,404
Shares issued as reinvestment of dividends          111,460        192,316          5,263         14,311
Shares redeemed                                  (6,375,279)    (8,486,891)    (4,587,888)    (1,784,646)
                                                -----------    -----------    -----------    -----------
Net increase (decrease)                         $  (987,055)   $   171,118    $     7,030    $  (129,931)
                                                ===========    ===========    ===========    ===========

--------------------------------------------------------------------------------

NOTE 10 -- CAPITAL SHARES (CONTINUED)

                                                           CLASS A SHARES                    CLASS B SHARES
                                                   ------------------------------    ------------------------------
                                                       YEAR             YEAR             YEAR             YEAR
                                                      ENDED            ENDED            ENDED            ENDED
                                                     MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,
                                                       2003             2002             2003             2002
                                                   -------------    -------------    -------------    -------------
ING CLASSIC MONEY MARKET FUND (NUMBER OF SHARES)
Shares sold                                          574,042,376      975,047,539          715,606          243,751
Shares issued as reinvestment of dividends             4,988,511       14,496,071            7,165           51,325
Shares redeemed                                     (670,065,555)    (955,149,292)      (1,553,711)      (1,021,831)
                                                   -------------    -------------    -------------    -------------
Net increase (decrease) in shares outstanding        (91,034,668)      34,394,318         (830,940)        (726,755)
                                                   =============    =============    =============    =============
ING CLASSIC MONEY MARKET FUND ($)
Shares sold                                        $ 574,042,376    $ 975,047,296    $     715,606    $     243,715
Shares issued as reinvestment of dividends             4,988,511       14,496,071            7,165           51,325
Shares redeemed                                     (670,065,555)    (955,149,292)      (1,553,711)      (1,021,831)
                                                   -------------    -------------    -------------    -------------
Net increase (decrease)                            $ (91,034,668)   $  34,394,075    $    (830,940)   $    (726,791)
                                                   =============    =============    =============    =============

                                                           CLASS C SHARES                  CLASS I SHARES
                                                   ----------------------------    ---------------------------
                                                       YEAR            YEAR            YEAR            YEAR
                                                      ENDED           ENDED           ENDED           ENDED
                                                     MARCH 31,       MARCH 31,       MARCH 31,       MARCH 31,
                                                       2003            2002            2003            2002
                                                   ------------    ------------    ------------    ------------
ING CLASSIC MONEY MARKET FUND (NUMBER OF SHARES)
Shares sold                                             161,450          95,399              --             106
Shares issued as reinvestment of dividends                2,235          44,817              --         265,050
Shares redeemed                                        (229,528)     (2,133,740)            (96)    (11,083,870)
                                                   ------------    ------------    ------------    ------------
Net decrease in shares outstanding                      (65,843)     (1,993,524)            (96)    (10,818,714)
                                                   ============    ============    ============    ============
ING CLASSIC MONEY MARKET FUND ($)
Shares sold                                        $    161,450    $     95,380    $         --    $        106
Shares issued as reinvestment of dividends                2,235          44,817              --         265,050
Shares redeemed                                        (229,528)     (2,133,740)            (96)    (11,083,870)
                                                   ------------    ------------    ------------    ------------
Net decrease                                       $    (65,843)   $ (1,993,543)   $        (96)   $(10,818,714)
                                                   ============    ============    ============    ============

                                                     CLASS A SHARES
                                             ------------------------------
                                                 YEAR             YEAR
                                                ENDED            ENDED
                                               MARCH 31,        MARCH 31,
                                                 2003             2002
                                             -------------    -------------
ING MONEY MARKET FUND (NUMBER OF SHARES)
Shares sold                                    184,248,289      747,016,244
Shares issued as reinvestment of dividends         141,234          896,286
Shares redeemed                               (196,931,916)    (792,532,461)
                                             -------------    -------------
Net decrease in shares outstanding             (12,542,393)     (44,619,931)
                                             =============    =============
ING MONEY MARKET FUND ($)
Shares sold                                  $ 184,248,289    $ 747,016,244
Shares issued as reinvestment of dividends         141,234          896,286
Shares redeemed                               (196,931,916)    (792,532,461)
                                             -------------    -------------
Net decrease                                 $ (12,542,393)   $ (44,619,931)
                                             =============    =============

--------------------------------------------------------------------------------

NOTE 10 -- CAPITAL SHARES (CONTINUED)

                                                        CLASS B SHARES                    CLASS C SHARES
                                                ------------------------------    ------------------------------
                                                    YEAR             YEAR             YEAR             YEAR
                                                   ENDED            ENDED            ENDED            ENDED
                                                  MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,
                                                    2003             2002             2003             2002
                                                -------------    -------------    -------------    -------------
ING MONEY MARKET FUND (NUMBER OF SHARES)
Shares sold                                        42,880,018       53,297,901       46,197,005      148,663,160
Shares issued as reinvestment of dividends              1,413          339,135            1,006          185,657
Shares redeemed                                   (38,576,774)     (55,511,975)     (45,937,794)    (165,850,469)
                                                -------------    -------------    -------------    -------------
Net increase (decrease) in shares outstanding       4,304,657       (1,874,939)         260,217      (17,001,652)
                                                =============    =============    =============    =============
ING MONEY MARKET FUND ($)
Shares sold                                     $  42,880,018    $  53,297,901    $  46,197,005    $ 148,663,160
Shares issued as reinvestment of dividends              1,413          339,135            1,006          185,657
Shares redeemed                                   (38,576,774)     (55,511,975)     (45,937,794)    (165,850,469)
                                                -------------    -------------    -------------    -------------
Net increase (decrease)                         $   4,304,657    $  (1,874,939)   $     260,217    $ (17,001,652)
                                                =============    =============    =============    =============

                                                   CLASS A SHARES
                                             ----------------------------
                                                 YEAR            YEAR
                                                ENDED           ENDED
                                               MARCH 31,       MARCH 31,
                                                 2003            2002
                                             ------------    ------------
MONEY MARKET TRUST (NUMBER OF SHARES)
Shares sold                                    20,789,645      28,781,871
Shares issued as reinvestment of dividends        347,083       1,227,271
Shares redeemed                               (26,205,992)    (37,963,635)
                                             ------------    ------------
Net decrease in shares outstanding             (5,069,264)     (7,954,493)
                                             ============    ============
MONEY MARKET TRUST ($)
Shares sold                                  $ 20,789,645    $ 28,781,871
Shares issued as reinvestment of dividends        347,083       1,227,271
Shares redeemed                               (26,205,992)    (37,963,635)
                                             ------------    ------------
Net decrease                                 $ (5,069,264)   $ (7,954,493)
                                             ============    ============

NOTE 11 -- CREDIT RISK AND DEFAULTED SECURITIES

Although each Fund has a diversified portfolio, High Yield Opportunity Fund and Strategic Bond Fund had 9.52% and 3.13%, respectively, of their portfolios invested in lower rated and comparable quality unrated high yield securities. Investments in high yield securities are accompanied by a greater degree of credit risk and such lower rated securities tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

Funds that held defaulted securities at March 31, 2003 were as follows:

FUND                      SECURITY                MARKET VALUE
----                      --------                ------------
High Yield
  Opportunity
  Fund            Classic Cable, Inc.              $1,790,100
                  ICG Services, Inc.                   45,000
                  SA Telecommunications, Inc.              --
                  WinStar Communications, Inc.          1,250
                                                   ----------
                                                    2,082,050
                                                   ==========
Strategic Bond
  Fund            WinStar Communications, Inc.     $      200
                                                   ==========

For financial reporting purposes, it is each Fund's accounting practice to discontinue the accrual of income and to provide an estimate for probable losses due to unpaid interest income on defaulted bonds for the current reporting period. The High Yield Opportunity Fund had interest write-offs of $423,672 as a result of defaulted securities.

--------------------------------------------------------------------------------

NOTE 12 -- FEDERAL INCOME TAXES

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. The tax composition of dividends and distributions to shareholders for year ended March 31, 2003 were as follow:

                           ORDINARY     TAX-EXEMPT     LONG-TERM
                            INCOME        INCOME     CAPITAL GAINS
                            ------        ------     -------------
GNMA Income Fund         $37,467,565   $        --    $        --
High Yield Bond Fund       3,444,089            --             --
High Yield Opportunity
 Fund                     34,744,544            --             --
Intermediate Bond Fund     7,068,340            --         55,205
National Tax-Exempt
 Fund                         16,602       926,118        312,270
Strategic Bond Fund        2,827,357            --             --
ING Classic Money
 Market Fund               5,124,447            --             --
ING Money Market Fund        186,079            --             --
Money Market Trust           361,267            --             --

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. Key differences are the treatment of short-term capital gains, foreign currency transactions, wash sale deferrals, adjustments from mergers and other temporary or permanent differences. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

Accordingly, the following amounts represent current year permanent tax differences that have been reclassified as of March 31, 2003:

                                                                         ACCUMULATED NET
                                 PAID-IN         UNDISTRIBUTED NET   REALIZED GAINS (LOSSES)
                                 CAPITAL         INVESTMENT INCOME       ON INVESTMENTS
                                 -------         -----------------       --------------
GNMA Income Fund              $     549,039        $   2,443,930         $  (2,992,969)
High Yield Bond Fund                 (1,090)               2,439                (1,349)
High Yield Opportunity Fund    (165,010,724)           4,754,545           160,256,179
Intermediate Bond Fund                   --              655,469              (655,469)
National Tax-Exempt Fund               (260)                 260                    --
Strategic Bond Fund                      --              122,777              (122,777)

During the year ended March 31, 2003, $3,232,561 of capital loss carryforward was utilized for the GNMA Income Fund.

Capital loss carryforwards, which may be used to offset future realized capital gains for federal income tax purposes were as follows at March 31, 2003:

                                   AMOUNT      EXPIRATION DATES
                                ------------   ----------------
GNMA Income Fund                $ 13,788,569       2004-2010
High Yield Bond Fund               8,468,506       2008-2011
High Yield Opportunity Fund      373,214,651       2004-2011
Strategic Bond Fund               12,105,934       2007-2011
ING Classic Money Market Fund         35,311            2011
ING Money Market Fund                  1,279            2011
Money Market Trust                       164            2011

The capital loss carryforwards in High Yield Opportunity Fund includes $64,227,424 of losses acquired from ING High Yield Fund. Utilization of GNMA Income Fund, High Yield Opportunity Fund and Strategic Bond Fund capital loss carryforwards will be subject to an annual limitation as prescribed by the Internal Revenue Code.

--------------------------------------------------------------------------------

The following represents the tax-basis components of distributable earnings as of March 31, 2003:

                                                           UNDISTRIBUTED    UNREALIZED NET       CAPITAL
                                     UNDISTRIBUTED           LONG-TERM       APPRECIATION/        LOSS
                                 ORDINARY INCOME (LOSS)    CAPITAL GAINS     DEPRECIATION     CARRYFORWARDS
                                 ----------------------    -------------     ------------     -------------
GNMA Income Fund                      $  5,623,076          $         --     $ 43,154,279      $ 13,788,569
High Yield Bond Fund                         3,518                    --        1,568,644         8,468,506
High Yield Opportunity Fund             (1,053,273)                   --      (55,276,678)      373,214,651
Intermediate Bond Fund                   4,500,975                    --        2,573,718                --
National Tax-Exempt Fund                    48,617               259,433        1,758,275                --
Strategic Bond Fund                         71,455                    --        1,238,322        12.105,934
ING Classic Money Market Fund                   --                    --               --            35,311
ING Money Market Fund                       78,256                    --               --             1,279
Money Market Trust                              --                    --               --               164

Under the current tax law, capital and currency losses realized after October 31, may be deferred and treated as occurring on the first day of the following first year. For the year ended March 31, 2003, the Funds elected to defer losses occurring between November 1, 2002 and March 31, 2003 as follows:

                                  POST OCTOBER
                                 CAPITAL/CURRENCY
FUND                             LOSSES DEFERRED
----                             ---------------
GNMA Income Fund                   $ 2,067,745
High Yield Bond Fund                   727,662
High Yield Opportunity Fund         52,529,279
Intermediate Bond Fund                 456,476
Strategic Bond Fund                     49,118
ING Classic Money Market Fund               57
ING Money Market Fund                      456
ING Lexington Money Market Trust           444

NOTE 13 -- REORGANIZATIONS

On May 17, 2002, the High Yield Opportunity Fund as listed below ("Acquiring Fund"), acquired the assets and certain liabilities of High Yield Fund, also listed below ("Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in Note 11 -- Capital Shares. Net assets and unrealized appreciation/(depreciation) as of the reorganization date were as follows:

                                                                                            ACQUIRED FUND
                                                                                              UNREALIZED
 ACQUIRING            ACQUIRED           TOTAL NET ASSETS OF     TOTAL NET ASSETS OF         APPRECIATION
   FUND                 FUND             ACQUIRED FUND (000)     ACQUIRING FUND (000)     (DEPRECIATION)(000)
   ----                 ----             -------------------     --------------------     -------------------
High Yield
 Opportunity
 Fund           ING High Yield Fund            $165,225                $242,666                $ (3,897)

The net assets of High Yield Opportunity Fund after the reorganization were $407,891,000.

--------------------------------------------------------------------------------

NOTE 14 -- ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Fund's Board of Trustees, the following securities have been deemed to be illiquid. The Funds currently limit investment in illiquid securities to 15% (10% for ING Classic Money Market, ING Money Market and Money Market Trust) of the Fund's net assets, at market value, at time of purchase.

                                                                            PRINCIPAL   INITIAL                              PERCENT
                                                                             AMOUNT/   ACQUISITION                            OF NET
FUND                                    SECURITY                             SHARES       DATE        COST        VALUE       ASSETS
----                                    --------                             ------       ----        ----        -----       ------
High Yield Bond    GT Group Telecom Warrants                                     500    09/11/00   $       --   $       --     0.00%
                   O'Sullivan Industries Warrants                              1,000    12/02/99           --           --     0.00%
                   O'Sullivan Industries                                         373    03/12/01           --           --     0.00%
                                                                                                   ----------   ----------     ----
                                                                                                   $       --   $       --     0.00%
                                                                                                   ==========   ==========     ====
High Yield
 Opportunity       Comforce Corp. Warrants                                    92,950    12/23/98   $       --   $       930    0.00%
                   Dayton Superior Corp. Warrants                              3,100    08/10/00           --         1,550    0.00%
                   ICG Services, Inc., 10.000%, due 02/15/08               3,600,000    03/06/00     2,748,329       45,000    0.01%
                   Int'l Utility Structures, Inc., 13.000%, due 02/01/08   2,456,000    08/01/01       828,382       85,960    0.03%
                   International Wireless Communications Holdings, Inc.      483,445    08/09/96     8,452,566        4,834    0.00%
                   Jordan Telecommunications                                   2,350    01/31/00           --        95,504    0.03%
                   North Atlantic Trading Co.                                  5,480    06/18/97       210,003          --     0.00%
                   Travelcenters of America, Inc. Warrants                     9,000    11/09/00        69,519       92,250    0.03%
                   US Interactive Warrants                                     3,833    06/01/99           --           --     0.00%
                                                                                                   -----------  -----------    ----
                                                                                                   $12,308,799  $   326,028    0.10%
                                                                                                   ===========  ===========    ====
Strategic Bond     Dominican Republic Intl., 2.313%, due 08/30/24            200,000    03/19/96   $   133,678  $   159,334    0.32%
                   East Coast Power LLC, 7.536%,due 06/30/17                  56,347    04/14/99        78,000       51,698    0.10%
                   Enersis S.A. 6.600%, due 12/01/26                          20,000    02/23/99        19,082       18,231    0.04%
                   FHLMC, 10.000%, due 10/01/03                                1,055    01/23/96         2,894        1,074    0.00%
                   FHLMC, 9.000%, due 06/01/06                                 1,521    01/24/97         2,495        1,595    0.00%
                   FNMA,  6.500%,  due 02/01/09                               34,267    04/01/97        33,657       36,509    0.07%
                   FNMA, 9.500%, due 05/01/07                                  3,030    04/01/97         4,718        3,045    0.01%
                   FNMA, 9.500%, due 06/01/05                                  2,078    12/11/97         3,488        2,170    0.00%
                   FNMA, 9.500%, due 07/01/06                                  2,236    01/29/96         3,383        2,276    0.00%
                   Unikredit Realkredit, 6.000%, due 07/01/29                    803    10/16/98           149          121    0.00%
                                                                                                   -----------  -----------    ----
                                                                                                   $   281,544  $   276,053    0.54%
                                                                                                   ===========  ===========    ====
ING Classic Money
 Market            Goldman Sachs Group, Inc., 1.610%, due 04/03/03         3,500,000    09/04/02   $ 3,500,045  $ 3,500,045    0.76%
                   Money Market Trust Series 2003-A, 1.381%, due 02/19/04  5,400,000    02/19/03     5,397,603    5,397,603    1.17%
                   Money Market Trust Series A-1, 1.430%, due 04/09/04     9,200,000    03/12/03     9,200,000    9,200,000    2.00%
                                                                                                   -----------  -----------    ----
                                                                                                   $18,097,648  $18,097,648    3.93%
                                                                                                   ===========  ===========    ====
ING Money
 Market            Money Market Trust Series A-1, 1.430%, due 04/09/04     1,300,000    03/12/03   $ 1,300,000  $ 1,300,000    2.12%
Money Market
 Trust             Money Market Trust Series A-1, 1.430%, due 04/09/04     1,000,000    03/12/03   $ 1,000,000  $ 1,000,000    1.99%

--------------------------------------------------------------------------------

NOTE 15 -- SUBSEQUENT EVENTS

DEFAULTED SECURITIES. On April 1, 2003 Flemings Cos., Inc. was designated as defaulted. High Yield Bond Fund, High Yield Opportunity Fund and Intermediate Bond Fund held this security at March 31, 2003

DIVIDENDS. Subsequent to March 31, 2003 the following Funds declared dividends from net investment income of:.

                               PER SHARE
                                 AMOUNT       PAYABLE DATE      RECORD DATE
                                 ------       ------------      -----------
GNMA FUND
Class A                         $0.0340       April 3, 2003     March 31, 2003
Class B                         $0.0281       April 3, 2003     March 31, 2003
Class C                         $0.0281       April 3, 2003     March 31, 2003
Class I                         $0.0356       April 3, 2003     March 31, 2003
Class M                         $0.0297       April 3, 2003     March 31, 2003
Class Q                         $0.0341       April 3, 2003     March 31, 2003
Class T                         $0.0312       April 3, 2003     March 31, 2003
Class A                         $0.0360       May 5, 2003       April 30, 2003
Class B                         $0.0310       May 5, 2003       April 30, 2003
Class C                         $0.0304       May 5, 2003       April 30, 2003
Class I                         $0.0386       May 5, 2003       April 30, 2003
Class M                         $0.0324       May 5, 2003       April 30, 2003
Class Q                         $0.0368       May 5, 2003       April 30, 2003
Class T                         $0.0331       May 5, 2003       April 30, 2003

HIGH YIELD BOND FUND
Class A                         $0.0497       May 1, 2003       Daily
Class B                         $0.0441       May 1, 2003       Daily
Class C                         $0.0449       May 1, 2003       Daily

HIGH YIELD OPPORTUNITY FUND
Class A                         $0.0600       May 1, 2003       Daily
Class B                         $0.0562       May 1, 2003       Daily
Class C                         $0.0562       May 1, 2003       Daily
Class M                         $0.0580       May 1, 2003       Daily
Class Q                         $0.0620       May 1, 2003       Daily
Class T                         $0.0586       May 1, 2003       Daily

INTERMEDIATE BOND FUND
Class A                         $0.0315       May 1, 2003       Daily
Class B                         $0.0250       May 1, 2003       Daily
Class C                         $0.0250       May 1, 2003       Daily
Class I                         $0.0351       May 1, 2003       Daily

NATIONAL TAX-EXEMPT BOND FUND
Class A                         $0.0323       May 1, 2003       Daily
Class B                         $0.0253       May 1, 2003       Daily
Class C                         $0.0254       May 1, 2003       Daily

STRATEGIC BOND FUND
Class A                         $0.0400       April 3, 2003     March 31, 2003
Class B                         $0.0365       April 3, 2003     March 31, 2003
Class C                         $0.0354       April 3, 2003     March 31, 2003
Class Q                         $0.0435       April 3, 2003     March 31, 2003
Class A                         $0.0450       May 5, 2003       April 30, 2003
Class B                         $0.0372       May 5, 2003       April 30, 2003
Class C                         $0.0363       May 5, 2003       April 30, 2003
Class Q                         $0.0424       May 5, 2003       April 30, 2003

ING CLASSIC MONEY MARKET FUND
Class A                         $0.0005       May 1, 2003       Daily
Class B                         $0.0001       May 1, 2003       Daily
Class C                         $0.0001       May 1, 2003       Daily
Class I                         $0.0000       May 1, 2003       Daily

ING MONEY MARKET FUND
Class A                         $0.0006       May 1, 2003       Daily
Class B                         $0.0000       May 1, 2003       Daily
Class C                         $0.0000       May 1, 2003       Daily

MONEY MARKET TRUST
Class A                         $0.0004       May 1, 2003       Daily

ING
GNMA
Income
Fund                               PORTFOLIO OF INVESTMENTS as of March 31, 2003
--------------------------------------------------------------------------------
Principal
 Amount                                                                Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 83.4%
                     FEDERAL HOME LOAN MORTGAGE
                       CORPORATION: 0.5%
$ 1,203,586          7.000%, due 11/01/14                         $   1,286,908
  2,769,511          7.500%, due 12/01/14-01/01/30                    2,968,202
    546,650          8.000%, due 01/01/30                               590,390
                                                                  -------------
                                                                      4,845,500
                                                                  -------------
                     FEDERAL NATIONAL MORTGAGE
                       ASSOCIATION: 0.5%
    431,636          6.500%, due 06/01/14                               457,538
    599,479          7.000%, due 03/01/15                               640,223
    881,760          7.500%, due 05/01/28                               941,607
  2,283,613          8.500%, due 08/01/11-09/01/15                    2,518,183
                                                                  -------------
                                                                      4,557,551
                                                                  -------------
                     GOVERNMENT NATIONAL
                       MORTGAGE ASSOCIATION: 82.4%
  5,153,425          5.500%, due 02/20/23-04/20/29                    5,288,887
    557,954          5.650%, due 07/15/29                               570,285
165,223,238          6.000%, due 04/20/24-03/15/33                  171,908,330
 16,190,344          6.250%, due 04/15/26-04/17/29                   16,525,085
    136,354          6.340%, due 02/15/29                               140,390
    577,168          6.350%, due 09/15/33                               637,471
  5,843,719          6.400%, due 10/15/33-08/15/38                    6,473,782
  1,176,236          6.470%, due 09/15/33                             1,306,476
 96,917,048          6.500%, due 02/15/22-02/15/40                  102,554,860
 15,473,644          6.625%, due 07/15/33-01/15/40                   17,108,759
  4,713,587          6.650%, due 12/15/13-09/15/32                    5,158,897
  3,535,501          6.670%, due 01/15/40                             3,921,597
  6,228,218          6.688%, due 07/15/40                             6,903,475
    406,750          6.700%, due 08/15/14-12/15/14                      424,692
  4,332,434          6.745%, due 10/15/39                             4,823,696
 14,613,114          6.750%, due 06/15/13-01/15/41                   16,074,860
  2,863,090          6.810%, due 07/15/39                             3,199,053
  4,111,925          6.820%, due 05/15/27-04/15/34                    4,579,010
  9,903,118          6.840%, due 10/15/36                            11,044,323
  1,811,786          6.870%, due 03/15/39                             2,030,862
  5,953,054          6.875%, due 01/15/29-02/15/40                    6,656,470
  2,197,549          6.900%, due 01/15/32                             2,452,414
  2,923,081          6.950%, due 12/15/29                             2,969,248
150,198,954          7.000%, due 07/15/22-12/15/35                  158,867,687
  9,031,021          7.010%, due 02/15/37                            10,129,144
    962,887          7.050%, due 07/15/29                             1,024,881
  5,585,151          7.100%, due 11/15/39                             6,323,509
  8,991,650          7.125%, due 09/15/39                            10,192,865
  3,363,610          7.150%, due 07/15/31                             3,814,798
  4,786,239          7.250%, due 05/15/22-09/15/31                    5,135,167
  2,971,137          7.300%, due 08/15/36                             3,351,122
 18,259,712          7.450%, due 03/15/29                            19,541,432
 24,905,620          7.500%, due 12/15/19-09/15/32                   26,128,489
  7,048,474          7.600%, due 08/15/31-06/15/40                    8,041,399
 11,926,108          7.625%, due 05/15/32-07/15/38                   13,491,314
 23,698,036          7.650%, due 12/15/12-05/15/41                   27,097,582
    565,906          7.700%, due 08/15/13                               607,180
  6,263,876          7.750%, due 06/15/14-12/15/35                    7,110,507
  1,111,008          7.800%, due 05/15/19-01/15/42                    1,265,202
 10,044,457          7.875%, due 09/15/29-04/15/38                   11,300,674
 15,500,703          8.000%, due 08/15/12-11/15/38                   17,426,896
    205,199          8.050%, due 07/15/19-04/15/21                      225,141
  1,413,114          8.100%, due 06/15/12-07/15/12                    1,525,777
  5,004,823          8.125%, due 05/15/38                             5,788,574
  5,870,508          8.150%, due 12/15/11-09/15/15                    6,353,824
  6,045,748          8.200%, due 10/15/11-05/15/13                    6,540,430
  2,060,516          8.250%, due 10/15/24-03/15/41                    2,367,384
  7,036,626          8.500%, due 12/15/29-10/15/31                    7,730,291
    119,915          8.750%, due 10/15/23-06/15/27                      129,722
  2,851,838          9.000%, due 05/15/20-12/15/34                    3,107,090
  1,383,397          9.250%, due 06/15/30                             1,496,289
    983,554          10.250%, due 08/15/29                            1,084,043
                                                                  -------------
                                                                    759,951,335
                                                                  -------------
                     Total U.S. Government Agency Obligations
                       (Cost $727,171,483)                          769,354,386
                                                                  -------------
U.S. TREASURY OBLIGATIONS: 15.3%
                     U.S. TREASURY INFLATION PROTECTED
                       SECURITIES: 15.3%
 22,734,450          3.000%, due 07/15/12                            24,745,039
104,360,280          3.375%, due 01/15/12                           116,753,168
                                                                  -------------
                                                                    141,498,207
                                                                  -------------
                     Total U.S. Treasury Obligations
                       (Cost $140,526,831)                          141,498,207
                                                                  -------------
                     Total Long-Term Investments
                       (Cost $867,698,314)                          910,852,593
                                                                  -------------
SHORT-TERM INVESTMENTS: 0.4%
                     U.S. TREASURY OBLIGATIONS: 0.3%
  1,500,000          U.S. Treasury Bill, 1.130%, due 04/17/03         1,499,247
  1,200,000          U.S. Treasury Bill, 1.135%, due 04/24/03         1,199,130
                                                                  -------------
                                                                      2,698,377
                                                                  -------------
                     REPURCHASE AGREEMENT: 0.1%
  1,235,000          State Street Repurchase Agreement dated
                       3/31/03, 1.100% due 04/01/03, $1,235,038
                       to be received upon repurchase
                       (Collateralized by $755,000 U.S.
                       Treasury Bonds, 11.250% Market
                       Value $1,264,625 due 02/15/15)                 1,235,000
                                                                  -------------
                                                                      1,235,000
                                                                  -------------
                     Total Short-Term Investments
                       (Cost $3,933,377)                              3,933,377
                                                                  -------------
                     TOTAL INVESTMENTS IN SECURITIES
                       (COST $871,631,691)*            99.1%      $ 914,785,970
                     OTHER ASSETS AND
                       LIABILITIES-NET                  0.9%          7,973,890
                                                     ------       -------------
                     NET ASSETS                       100.0%      $ 922,759,860
                                                     ======       =============

* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                     Gross Unrealized Appreciation                $  44,748,477
                     Gross Unrealized Depreciation                   (1,594,198)
                                                                  -------------
                     Net Unrealized Appreciation                  $  43,154,279
                                                                  =============

                 See Accompanying Notes to Financial Statements

ING
High Yield
Bond
Fund                               PORTFOLIO OF INVESTMENTS as of March 31, 2003
--------------------------------------------------------------------------------
Principal
 Amount                                                                Value
--------------------------------------------------------------------------------
CORPORATE BONDS: 92.9%
                     ADVERTISING: 0.5%
$   100,000     #    RH Donnelley Finance Corp. I, 8.875%,
                       due 12/15/10                               $     110,750
    190,000     #    RH Donnelley Finance Corp. I, 10.875%,
                       due 12/15/12                                     218,025
                                                                  -------------
                                                                        328,775
                                                                  -------------
                     AEROSPACE/DEFENSE: 0.5%
    135,000          L-3 Communications Corp., 7.625%,
                       due 06/15/12                                     143,775
    135,000          Sequa Corp., 9.000%, due 08/01/09                  133,987
                                                                  -------------
                                                                        277,762
                                                                  -------------
                     APPAREL: 0.4%
    140,000          Levi Strauss & Co., 11.625%, due 01/15/08          133,000
    100,000          Russell Corp., 9.250%, due 05/01/10                108,500
                                                                  -------------
                                                                        241,500
                                                                  -------------
AUTO PARTS & EQUIPMENT: 2.8%
    195,000          Collins & Aikman Products, 10.750%,
                       due 12/31/11                                     189,306
    500,000          CSK Auto, Inc., 12.000%, due 06/15/06              545,000
    105,000          Dana Corp., 10.125%, due 03/15/10                  107,888
    395,000          Lear Corp. Series B, 8.110%, due 05/15/09          429,562
    170,000     #    Rexnord Corp., 10.125%, due 12/15/12               181,475
    255,000     #    TRW Automotive, Inc., 11.000%, due 02/15/13        255,638
                                                                  -------------
                                                                      1,708,869
                                                                  -------------
                     BEVERAGES: 0.8%
    225,000          Constellation Brands, Inc., 8.125%,
                       due 01/15/12                                     234,000
    225,000          Constellation Brands, Inc., 8.500%,
                       due 03/01/09                                     238,500
                                                                  -------------
                                                                        472,500
                                                                  -------------
                     CHEMICALS: 2.7%
     50,000          Equistar Chemicals LP/Equistar Funding
                       Corp., 10.125%, due 09/01/08                      48,500
    750,000          IMC Global, Inc., 10.875%, due 06/01/08            821,250
    635,000          Lyondell Chemical Co., 9.625%, due 05/01/07        638,175
    125,000          Lyondell Chemical Co., 9.875%, due 05/01/07        125,625
                                                                  -------------
                                                                      1,633,550
                                                                  -------------
                     COMMERCIAL SERVICES: 3.1%
    400,000          Coinmach Corp., 9.000%, due 02/01/10               424,500
    535,000    @@    Quebecor Media, Inc., 11.125%, due 07/15/11        583,150
    725,000          United Rentals North America, Inc.,
                       10.750%, due 04/15/08                            754,000
    100,000     #    United Rentals North America, Inc.,
                       10.750%, due 04/15/08                            104,000
                                                                  -------------
                                                                      1,865,650
                                                                  -------------
                     COMPUTERS: 0.4%
    145,000    @@    Seagate Technology Hdd Holdings, 8.000%,
                       due 05/15/09                                     152,613
    105,000          Unisys Corp., 8.125%, due 06/01/06                 112,219
                                                                  -------------
                                                                        264,832
                                                                  -------------
                     COSMETICS/PERSONAL CARE: 0.9%
    175,000          Armkel LLC, 9.500%, due 08/15/09                   192,937
    315,000          Chattem, Inc., 8.875%, due 04/01/08                322,087
                                                                  -------------
                                                                        515,024
                                                                  -------------
                     DIVERSIFIED FINANCIAL SERVICES: 1.8%
     90,000     #    American Tower Escrow Corp., 0.000%,
                       due 08/01/08                                      59,850
    365,000     #    Hollinger Participation Trust, 12.125%,
                       due 11/15/10                                     367,737
    370,000          Nexstar Finance LLC, 12.000%, due 04/01/08         409,775
    125,000          Technical Olympic USA, Inc., 9.000%,
                       due 07/01/10                                     124,375
    100,000     #    Universal City Development Partners,
                       11.750%, due 04/01/10                            101,125
                                                                  -------------
                                                                      1,062,862
                                                                  -------------
                     ELECTRIC: 0.6%
    650,000    @@    Calpine Canada Energy Finance, 8.500%,
                       due 05/01/08                                     377,000
                                                                  -------------
                                                                        377,000
                                                                  -------------
                     ELECTRONICS: 0.6%
    200,000     #    Fisher Scientific Intl., 8.125%,
                       due 05/01/12                                     214,000
    165,000          Stoneridge, Inc., 11.500%, due 05/01/12            168,300
                                                                  -------------
                                                                        382,300
                                                                  -------------
                     ENTERTAINMENT: 1.3%
     55,000     #    Cinemark USA, Inc., 9.000%, due 02/01/13            58,713
    525,000          International Game Technology, 8.375%,
                       due 05/15/09                                     627,171
     85,000          Six Flags, Inc., 9.750%, due 06/15/07               82,875
                                                                  -------------
                                                                        768,759
                                                                  -------------

                 See Accompanying Notes to Financial Statements

ING
High Yield
Bond
Fund                   PORTFOLIO OF INVESTMENTS as of March 31, 2003 (Continued)
--------------------------------------------------------------------------------
Principal
 Amount                                                                Value
--------------------------------------------------------------------------------
                     ENVIRONMENTAL CONTROL: 2.2%
$ 1,275,000          Allied Waste North America, 8.500%,
                       due 12/01/08                               $   1,346,719
                                                                  -------------
                                                                      1,346,719
                                                                  -------------
                     FOOD: 5.6%
    300,000          Ahold Finance USA, Inc., 8.250%,
                       due 07/15/10                                     255,000
    320,000      #   Del Monte Corp., 8.625%, due 12/15/12              340,800
    225,000          Delhaize America, Inc., 7.375%, due 04/15/06       228,375
    100,000          Dole Food Co., 7.250%, due 05/01/09                104,500
    500,000          Domino's, Inc., 10.375%, due 01/15/09              538,750
    200,000          Fleming Cos., Inc., 9.250%, due 06/15/10            40,500
      5,000          Fleming Cos., Inc., 10.125%, due 04/01/08            1,050
    275,000          Ingles Markets, Inc., 8.875%, due 12/01/11         265,375
    600,000          Michael Foods, Inc., 11.750%, due 04/01/11         675,000
    475,000          Pilgrims Pride Corp., 9.625%, due 09/15/11         463,125
    425,000          Smithfield Foods, Inc., 8.000%, due 10/15/09       435,625
                                                                  -------------
                                                                      3,348,100
                                                                  -------------
                     FOREST PRODUCTS & PAPER: 3.8%
    500,000          Appleton Papers, Inc., 12.500%, due 12/15/08       566,250
    490,000          Georgia-Pacific Corp., 8.125%, due 05/15/11        463,050
    180,000      #   Georgia-Pacific Corp., 8.875%, due 02/01/10        187,650
    180,000      #   Georgia-Pacific Corp., 9.375%, due 02/01/13        190,800
    315,000     @@   Tembec Industries, Inc., 7.750%,
                       due 03/15/12                                     311,850
     75,000     @@   Tembec Industries, Inc., 8.500%,
                       due 02/01/11                                      77,156
    425,000     @@   Tembec Industries, Inc., 8.625%,
                       due 06/30/09                                     437,219
     50,000    @@,#  Tembec Industries, Inc., 8.625%,
                       due 06/30/09                                      51,438
                                                                  -------------
                                                                      2,285,413
                                                                  -------------
                     HEALTHCARE-SERVICES: 3.6%
    300,000          Coventry Health Care, Inc., 8.125%,
                       due 02/15/12                                     321,750
    400,000          HCA, Inc., 7.875%, due 02/01/11                    448,451
    450,000          HCA, Inc., 8.750%, due 09/01/10                    529,253
    205,000          Healthsouth Corp., 8.375%, due 10/01/11             95,325
    550,000          Tenet Healthcare Corp., 7.375%,
                       due 02/01/13                                     555,500
    175,000          Triad Hospitals, Inc., 8.750%, due 05/01/09        189,875
                                                                  -------------
                                                                      2,140,154
                                                                  -------------
                     HOME BUILDERS: 2.2%
    290,000          Beazer Homes USA, Inc., 8.375%,
                       due 04/15/12                                     305,225
     40,000          Beazer Homes USA, Inc., 8.625%,
                       due 05/15/11                                      42,000
    125,000          DR Horton, Inc., 8.375%, due 06/15/04              130,781
    125,000          KB Home, 7.750%, due 02/01/10                      128,125
     80,000          Ryland Group, Inc., 9.125%, due 06/15/11            87,800
     65,000          Ryland Group, Inc., 9.750%, due 09/01/10            73,125
    245,000          Schuler Homes, Inc., 9.375%, due 07/15/09          265,212
    125,000          Toll Corp., 8.250%, due 02/01/11                   131,250
    155,000          WCI Communities, Inc., 10.625%,
                       due 02/15/11                                     158,875
                                                                  -------------
                                                                      1,322,393
                                                                  -------------
                     HOUSEHOLD PRODUCTS/WARES: 1.3%
    550,000          American Greetings, 11.750%, due 07/15/08          627,000
    135,000      #   Moore North America Finance, Inc.,
                       7.875%, due 01/15/11                             140,400
                                                                  -------------
                                                                        767,400
                                                                  -------------
                     IRON/STEEL: 1.7%
  1,120,000          AK Steel Corp., 7.875%, due 02/15/09             1,036,000
                                                                  -------------
                                                                      1,036,000
                                                                  -------------
                     LODGING: 8.4%
    550,000          Ameristar Casinos, Inc., 10.750%, due
                       02/15/09                                         599,500
    225,000          Extended Stay America, Inc., 9.875%,
                       due 06/15/11                                     222,187
     50,000          Harrah's Operating Co., Inc., 7.875%,
                       due 12/15/05                                      53,625
    450,000          Hilton Hotels Corp., 7.625%, due 05/15/08          460,704
     75,000          Host Marriott Corp., 7.875%, due 08/01/08           70,875
     75,000          Mandalay Resort Group, 9.250%, due 12/01/05         78,750
    650,000          Mandalay Resort Group, 9.500%, due 08/01/08        715,000
    550,000          MGM MIRAGE, 8.375%, due 02/01/11                   591,250
    350,000          MGM MIRAGE, 8.500%, due 09/15/10                   388,500
     75,000          MGM MIRAGE, 9.750%, due 06/01/07                    82,875
    125,000          Park Place Entertainment Corp., 7.875%,
                       due 12/15/05                                     128,750
    675,000          Park Place Entertainment Corp., 7.875%,
                       due 03/15/10                                     690,187
    575,000      #   Starwood Hotels & Resorts Worldwide, Inc.,
                       7.875%, due 05/01/12                             575,719
    175,000          Station Casinos, Inc., 8.375%, due 02/15/08        187,687
    225,000          Station Casinos, Inc., 8.875%, due 12/01/08        236,812
                                                                  -------------
                                                                      5,082,421
                                                                  -------------

                 See Accompanying Notes to Financial Statements

ING
High Yield
Bond
Fund                   PORTFOLIO OF INVESTMENTS as of March 31, 2003 (Continued)
--------------------------------------------------------------------------------
Principal
 Amount                                                                Value
--------------------------------------------------------------------------------
                     MACHINERY-DIVERSIFIED: 0.2%
$   125,000      #   Cummins, Inc., 9.500%, due
                     12/01/10                                     $     129,375
                                                                  -------------
                                                                        129,375
                                                                  -------------
                     MEDIA: 13.9%
    155,000          Allbritton Communications Co., 7.750%,
                       due 12/15/12                                     158,488
    250,000          American Media Operation, Inc., 10.250%,
                       due 05/01/09                                     271,250
    250,000     @@   British Sky Broadcasting PLC, 8.200%,
                       due 07/15/09                                     280,418
    235,000    @@,#  CanWest Media, Inc., 7.625%, due 04/15/13          235,000
    285,000     @@   CanWest Media, Inc., 10.625%, due 05/15/11         315,281
    200,000          Charter Communications Holdings, LLC,
                       9.625%, due 11/15/09                              88,000
    250,000          CSC Holdings, Inc., 10.500%, due 05/15/16          274,375
    290,000          CSC Holdings, Inc., 7.625%, due 04/01/11           292,175
    275,000          Cumulus Media, Inc., 10.375%, due 07/01/08         294,250
    240,000      #   Dex Media East LLC, 9.875%, due 11/15/09           271,800
    305,000      #   Dex Media East LLC, 12.125%, due 11/15/12          356,850
    380,000      #   DirecTV Holdings LLC, 8.375%, due 03/15/13         420,850
    260,000          Echostar DBS Corp., 10.375%, due 10/01/07          287,300
    360,000          Echostar DBS Corp., 9.125%, due 01/15/09           395,100
    175,000      +   Emmis Communications Corp., 0/12.500%, due
                       03/15/11                                         150,500
    190,000          Entravision Communications Corp., 8.125%,
                       due 03/15/09                                     196,175
    470,000          Granite Broadcasting Corp., 10.375%, due
                       05/15/05                                         464,125
     45,000          Granite Broadcasting Corp., 8.875%, due
                       05/15/08                                          39,150
    320,000          Gray Television, Inc., 9.250%, due 12/15/11        348,400
    270,000      #   Hollinger Intl. Publishing, 9.000%, due
                       12/15/10                                         286,875
     95,000    @@,#  Hollinger, Inc., 11.875%, due 03/01/11              99,513
    210,000      +   Insight Communications, 0/12.250%, due
                       02/15/11                                         150,150
    455,000          Mediacom Broadband LLC, 11.000%, due
                       07/15/13                                         510,737
    185,000     #,+  Nexstar Finance Holdings LLC, 0/11.375%,
                       due 04/01/13                                     110,075
    125,000          Paxson Communications Corp., 10.750%, due
                       07/15/08                                         136,250
    600,000          Primedia, Inc., 8.875%, due 05/15/11               607,500
    260,000          Radio One, Inc., 8.875%, due 07/01/11              284,050
    185,000      #   Sinclair Broadcast Group, Inc., 8.000%,
                       due 03/15/12                                     191,938
     10,000          Sinclair Broadcast Group, Inc., 8.000%,
                       due 03/15/12                                      10,375
    325,000          Spanish Broadcasting System, 9.625%, due
                       11/01/09                                         338,000
    105,000          Young Broadcasting, Inc., 8.500%, due
                       12/15/08                                         111,563
    198,000          Young Broadcasting, Inc., 9.000%, due
                       01/15/06                                         199,980
    183,000          Young Broadcasting, Inc., 10.000%, due
                       03/01/11                                         194,895
                                                                  -------------
                                                                      8,371,388
                                                                  -------------
                     MINING: 1.0%
    550,000          Compass Minerals Group, Inc., 10.000%, due
                       08/15/11                                         610,500
                                                                  -------------
                                                                        610,500
                                                                  -------------
                     MISCELLANEOUS MANUFACTURING: 1.1%
    170,000          SPX Corp., 7.500%, due 01/01/13                    181,475
    525,000     @@   Tyco Intl., 6.750%, due 02/15/11                   504,000
                                                                  -------------
                                                                        685,475
                                                                  -------------
                     OIL & GAS: 6.0%
    300,000      #   Chesapeake Energy Corp., 7.500%, due
                       09/15/13                                         308,250
    400,000          Nuevo Energy Co., 9.375%, due 10/01/10             414,000
    100,000          Nuevo Energy Co., 9.500%, due 06/01/08             103,500
    450,000          Parker Drilling Co., 9.750%, due 11/15/06          463,500
    450,000          Swift Energy Co., 9.375%, due 05/01/12             460,125
    400,000          Vintage Petroleum, Inc., 8.250%, due
                       05/01/12                                         427,000
    650,000     @@   Western Oil Sands, Inc., 8.375%, due
                       05/01/12                                         679,250
    700,000          Westport Resources Corp., 8.250%, due
                       11/01/11                                         750,750
                                                                  -------------
                                                                      3,606,375
                                                                  -------------
                     OIL & GAS SERVICES: 2.4%
    175,000      #   Grant Prideco Escrow Corp., 9.000%, due
                       12/15/09                                         187,688
    500,000          Grant Prideco, Inc., 9.625%, due 12/01/07          546,250
    675,000          Hanover Equipment Trust, 8.500%, due
                       09/01/08                                         664,875
     50,000          Hanover Equipment Trust, 8.750%, due
                       09/01/11                                          48,750
                                                                  -------------
                                                                      1,447,563
                                                                  -------------
                     PACKAGING & CONTAINERS: 6.6%
    280,000      #   Ball Corp., 6.875%, due 12/15/12                   290,150
    250,000      #   BWAY Finance Corp., 10.000%, due 10/15/10          263,750
    320,000    @@,#  Crown European Holdings SA, 10.875%, due
                       03/01/13                                         325,200
    400,000          Graphic Packaging Corp., 8.625%, due
                       02/15/12                                         410,000
    375,000          Greif, Inc., 8.875%, due 08/01/12                  392,813
    200,000     @@   Norampac, Inc., 9.500%, due 02/01/08               211,000
  1,200,000          Owens-Brockway, 8.875%, due 02/15/09             1,245,000
    300,000          Owens-Illinois, Inc., 7.150%, due 05/15/05         298,500

                 See Accompanying Notes to Financial Statements

ING
High Yield
Bond
Fund
                       PORTFOLIO OF INVESTMENTS as of March 31, 2003 (Continued)
--------------------------------------------------------------------------------
Principal
Amount                                                                 Value
--------------------------------------------------------------------------------
                     PACKAGING & CONTAINERS (CONTINUED)
$   500,000          Smurfit-Stone Container Corp., 8.250%, due
                       10/01/12                                   $     537,500
                                                                  -------------
                                                                      3,973,913
                                                                  -------------
                     PHARMACEUTICALS: 1.0%
     50,000    #     AmerisourceBergen Corp., 7.250%, due
                       11/15/12                                          52,750
    525,000          AmerisourceBergen Corp., 8.125%, due
                       09/01/08                                         569,625
                                                                  -------------
                                                                        622,375
                                                                  -------------
                     PIPELINES: 1.7%
    175,000    #     ANR Pipeline Co., 8.875%, due 03/15/10             186,375
    200,000    #     El Paso Energy Partners LP, 8.500%, due
                       06/01/10                                         205,000
    125,000    #     El Paso Energy Partners LP, 10.625%, due
                       12/01/12                                         138,750
    200,000          Southern Natural Gas Co., 8.000%, due
                       03/01/32                                         193,000
    260,000          Transcontinental Gas Pipe LN, 8.875%, due
                       07/15/12                                         276,900
                                                                  -------------
                                                                      1,000,025
                                                                  -------------
                     REITS: 0.7%
    250,000          Felcor Lodging LP, 9.500%, due 09/15/08            230,000
     50,000          Host Marriott LP, 9.500%, due 01/15/07              50,063
    170,000    #     La Quinta Corp., 8.875%, due 03/15/11              171,488
                                                                  -------------
                                                                        451,551
                                                                  -------------
                     RETAIL: 4.7%
    275,000          Advance Stores Co., Inc., 10.250%, due
                       04/15/08                                         290,469
    325,000          Dillard's, Inc., 6.430%, due 08/01/04              328,250
    400,000          Dollar General Corp., 8.625%, due 06/15/10         420,252
    180,000          Gap, Inc., 9.900%, due 12/15/05                    199,575
    203,000          JC Penney Co, Inc., 9.000%, due 08/01/12           217,210
    400,000          JC Penney Co., Inc., 7.600%, due 04/01/07          412,000
    370,000          Rite Aid Corp., 7.625%, due 04/15/05               355,200
    275,000    #     Star Gas Partners LP, 10.250%, due 02/15/13        273,625
    150,000          Yum! Brands, Inc., 7.650%, due 05/15/08            162,000
    150,000          Yum! Brands, Inc., 8.875%, due 04/15/11            169,875
                                                                  -------------
                                                                      2,828,456
                                                                  -------------
                     TELECOMMUNICATIONS: 8.4%
     60,000          American Tower Corp., 9.375%, due 02/01/09          54,300
    310,000          AT&T Wireless Services, Inc., 8.125%, due
                       05/01/12                                         351,552
    400,000          Block Communications, Inc., 9.250%, due
                       04/15/09                                         428,000
    200,000          Crown Castle Intl. Corp., 10.750%, due
                       08/01/11                                         196,000
     75,000          Crown Castle Intl. Corp., 9.375%, due
                       08/01/11                                          69,000
    125,000          Dobson Communications Corp., 10.875%, due
                       07/01/10                                         126,250
    400,000          Insight Midwest LP/Insight Capital, Inc.,
                       10.500%, due 11/01/10                            428,000
    990,000          Nextel Communications, Inc., 9.375%, due
                       11/15/09                                       1,044,450
    470,000          PanAmSat Corp., 8.500%, due 02/01/12               486,450
    270,000          Qwest Communications Intl., 7.500%, due
                       11/01/08                                         234,225
    470,000    #     Qwest Corp., 8.875%, due 03/15/12                  502,900
    196,000    #     Qwest Services Corp., 14.000%, due 12/15/14        212,170
    180,000   @@     Rogers Wireless Communications, Inc.,
                       9.625%, due 05/01/11                             192,600
    125,000          Rural Cellular Corp., 9.750%, due 01/15/10          90,937
    460,000   @@     TELUS Corp., 8.000%, due 06/01/11                  489,900
     25,000          Triton PCS, Inc., 8.750%, due 11/15/11              21,250
    125,000          Triton PCS, Inc., 9.375%, due 02/01/11             109,375
                                                                  -------------
                                                                      5,037,359
                                                                  -------------
                     Total Corporate Bonds (Cost $54,379,089)        55,992,338
                                                                  -------------

Shares                                                                 Value
--------------------------------------------------------------------------------
PREFERRED STOCK: 0.7%
                     MEDIA: 0.7%
    290,000     @    Cablevision Systems Corp.                          300,875
      1,800     @    Paxson Communications Corp.                        141,750
                                                                  -------------
                                                                        442,625
                                                                  -------------
                     TELECOMMUNICATIONS: 0.0%
        373 @,@@,X,I O Sullivan Industries, Inc.                              0
                                                                  -------------
                                                                              0
                                                                  -------------
                     Total Preferred Stock (Cost $430,225)              442,625
                                                                  -------------

                 See Accompanying Notes to Financial Statements

ING
High Yield
Bond
Fund                   PORTFOLIO OF INVESTMENTS as of March 31, 2003 (Continued)
--------------------------------------------------------------------------------
Number of
Warrants                                                               Value
--------------------------------------------------------------------------------
WARRANTS: 0.0%
                     TELECOMMUNICATIONS: 0.0%
        500  @,@@,I  GT Group Telecom, Inc.                       $           0
      1,000 @,@@,X,I O Sullivan Industries, Inc.                              0
                                                                  -------------
                     Total Warrants (Cost $0)                                 0
                                                                  -------------
                     Total Long-Term Investments
                       (Cost $54,809,314)                         $  56,434,963
                                                                  -------------

Principal
Amount                                                               Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 4.9%
                     REPURCHASE AGREEMENTS: 4.9%
$ 2,926,000          State Street Repurchase Agreement dated
                       3/31/03, 1.280% due 04/01/03, $2,926,104
                       to be received upon repurchase
                       (Collateralized by $2,480,000 FNMA,
                       6.625% Market Value $2,985,756 due
                       11/15/10)                                  $   2,926,000
                                                                  -------------
                     Total Short-Term Investments
                       (Cost $2,926,000)
                     TOTAL INVESTMENTS IN SECURITIES
                       (COST $57,735,314)*               98.5%    $  59,360,963
                     OTHER ASSETS AND LIABILITIES-NET     1.5%          879,414
                                                        -----     -------------
                     NET ASSETS                         100.0%    $  60,240,377
                                                        =====     =============

@     Non-income producing security
@@    Foreign Issuer
+ Step-up basis bonds. Interest rates shown reflect current and future coupon rates.
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Fund's Board of Trustees.
I     Illiquid Security
X Market Value determined by ING Valuation Committee appointed by the Fund's Board of Trustees.
REITs Real Estate Investment Trusts
* Cost for federal income tax purposes is $57,792,319. Net unrealized appreciation consists of:

                     Gross Unrealized Appreciation                $   2,444,713
                     Gross Unrealized Depreciation                     (876,069)
                                                                  -------------
                     Net Unrealized Appreciation                  $   1,568,644
                                                                  =============

                 See Accompanying Notes to Financial Statements

ING
High Yield
Opportunity
Fund
                                   PORTFOLIO OF INVESTMENTS as of March 31, 2003
--------------------------------------------------------------------------------
Principal
 Amount                                                               Value
--------------------------------------------------------------------------------
CORPORATE BONDS: 88.3%
                     ADVERTISING: 0.6%
$   630,000     #    RH Donnelley Finance Corp. I, 8.875%, due
                       12/15/10                                   $     697,725
  1,070,000     #    RH Donnelley Finance Corp. I, 10.875%, due
                       12/15/12                                       1,227,825
                                                                  -------------
                                                                      1,925,550
                                                                  -------------
                     AEROSPACE/DEFENSE: 0.6%
    740,000          L-3 Communications Corp., 7.625%, due
                       06/15/12                                         788,100
  1,075,000          Sequa Corp., 8.875%, due 04/01/08                1,058,875
                                                                  -------------
                                                                      1,846,975
                                                                  -------------
                     APPAREL: 0.4%
    750,000          Levi Strauss & Co., 11.625%, due 01/15/08          712,500
    470,000          Russell Corp., 9.250%, due 05/01/10                509,950
                                                                  -------------
                                                                      1,222,450
                                                                  -------------
                     AUTO PARTS & EQUIPMENT: 2.3%
  1,000,000          Collins & Aikman Products, 10.750%, due
                       12/31/11                                         970,800
  1,450,000          Collins & Aikman Products, 11.500%, due
                       04/15/06                                       1,257,875
    590,000          Dana Corp., 10.125%, due 03/15/10                  606,225
  2,225,000          Lear Corp., 8.110%, due 05/15/09                 2,419,688
    960,000     #    Rexnord Corp., 10.125%, due 12/15/12             1,024,800
  1,420,000     #    TRW Automotive, Inc., 11.000%, due 02/15/13      1,423,550
                                                                  -------------
                                                                      7,702,938
                                                                  -------------
                     BUILDING MATERIALS: 0.0%
  2,456,000  @@,I,XX International Utility Structures, Inc.,
                       13.000%, due 02/01/08                             85,960
                                                                  -------------
                                                                         85,960
                                                                  -------------
                     CHEMICALS: 2.5%
    460,000          Equistar Chemicals LP, 10.125%, due
                       09/01/08                                         446,200
  1,800,000          IMC Global, Inc., 10.875%, due 06/01/08          1,971,000
  1,950,000          IMC Global, Inc., 11.250%, due 06/01/11          2,125,500
  3,685,000          Lyondell Chemical Co., 9.625%, due 05/01/07      3,703,425
                                                                  -------------
                                                                      8,246,125
                                                                  -------------
                     COMMERCIAL SERVICES: 3.2%
  2,225,000          Coinmach Corp., 9.000%, due 02/01/10             2,361,281
  3,015,000     @@   Quebecor Media, Inc., 11.125%, due 07/15/11      3,286,350
  4,700,000          United Rentals North America, Inc.,
                       10.750%, due 04/15/08                          4,888,000
                                                                  -------------
                                                                     10,535,631
                                                                  -------------
                     COMPUTERS: 0.4%
    725,000     @@   Seagate Technology Hdd Holdings, 8.000%,
                       due 05/15/09                                     763,062
    475,000          Unisys Corp., 8.125%, due 06/01/06                 507,656
                                                                  -------------
                                                                      1,270,718
                                                                  -------------
                     COSMETICS/PERSONAL CARE: 0.5%
  1,750,000          Chattem, Inc., 8.875%, due 04/01/08              1,789,375
                                                                  -------------
                                                                      1,789,375
                                                                  -------------
                     DIVERSIFIED FINANCIAL SERVICES: 2.1%
    490,000     #    American Tower Escrow Corp., 0.000%, due
                       08/01/08                                         325,850
  3,852,134    &,#   Hollinger Participation Trust, 12.125%,
                       due 11/15/10                                   3,881,025
  2,105,000          Nexstar Finance, Inc., 12.000%, due
                       04/01/08                                       2,331,288
     16,453    &,#   Russell-Stanley Holdings, Inc., 9.000%,
                       due 11/30/08                                       7,980
    535,000     #    Universal City Development Partners,
                       11.750%, due 04/01/10                            541,019
                                                                  -------------
                                                                      7,087,162
                                                                  -------------
                     ELECTRIC: 1.1%
  5,830,000          Calpine Corp., 7.625%, due 04/15/06              3,527,150
                                                                  -------------
                                                                      3,527,150
                                                                  -------------
                     ELECTRONICS: 1.3%
    325,000     @@   Flextronics Intl. Ltd., 8.750%, due
                       10/15/07                                         341,656
  2,650,000     @@   Flextronics Intl. Ltd., 9.875%, due
                       07/01/10                                       2,951,438
    925,000          Stoneridge, Inc., 11.500%, due 05/01/12            943,500
                                                                  -------------
                                                                      4,236,594
                                                                  -------------
                     ENTERTAINMENT: 1.0%
  2,900,000          Carmike Cinemas, Inc., 10.375%, due
                       02/01/09                                       2,802,125
    490,000          Six Flags, Inc., 9.750%, due 06/15/07              477,750
                                                                  -------------
                                                                      3,279,875
                                                                  -------------
                     ENVIRONMENTAL CONTROL: 2.3%
  2,100,000          Allied Waste North America, 8.500%, due
                       12/01/08                                       2,218,125
  3,200,000          Allied Waste North America, 8.875%, due
                       04/01/08                                       3,404,000
  1,900,000          Allied Waste North America, 10.000%, due
                       08/01/09                                       1,980,750
                                                                  -------------
                                                                      7,602,875
                                                                  -------------

                 See Accompanying Notes to Financial Statements

ING
High Yield
Opportunity
Fund                   PORTFOLIO OF INVESTMENTS as of March 31, 2003 (Continued)
--------------------------------------------------------------------------------
Principal
Amount                                                                Value
--------------------------------------------------------------------------------
                     FOOD: 3.6%
$ 1,600,000          Ahold Finance USA, Inc., 8.250%, due
                       07/15/10                                   $   1,360,000
  1,450,000      #   Del Monte Corp., 8.625%, due 12/15/12            1,544,250
  1,250,000          Delhaize America, Inc., 7.375%, due
                       04/15/06                                       1,268,750
  1,170,000          Fleming Cos., Inc., 10.125%, due 04/01/08          245,700
  1,700,000          Ingles Markets, Inc., 8.875%, due 12/01/11       1,640,500
  1,400,000          Michael Foods, Inc., 11.750%, due 04/01/11       1,575,000
  2,115,000          Pilgrims Pride Corp., 9.625%, due 09/15/11       2,062,125
  2,150,000          Smithfield Foods, Inc., 8.000%, due
                       10/15/09                                       2,203,750
                                                                  -------------
                                                                     11,900,075
                                                                  -------------
                     FOREST PRODUCTS & PAPER: 4.1%
  3,450,000          Appleton Papers, Inc., 12.500%, due
                       12/15/08                                       3,907,125
  2,950,000          Georgia-Pacific Corp., 8.125%, due 05/15/11      2,787,750
    970,000      #   Georgia-Pacific Corp., 8.875%, due 02/01/10      1,011,225
    970,000      #   Georgia-Pacific Corp., 9.375%, due 02/01/13      1,028,200
  1,950,000     @@   Tembec Industries, Inc., 7.750%, due
                       03/15/12                                       1,930,500
  1,450,000     @@   Tembec Industries, Inc., 8.500%, due
                       02/01/11                                       1,491,688
  1,350,000    @@,#  Tembec Industries, Inc., 8.625%, due
                       06/30/09                                       1,388,812
                                                                  -------------
                                                                     13,545,300
                                                                  -------------
                     HEALTHCARE-SERVICES: 2.0%
  1,900,000          HCA, Inc., 7.875%, due 02/01/11                  2,130,141
  1,050,000          Healthsouth Corp., 8.375%, due 10/01/11            488,250
  2,850,000          Tenet Healthcare Corp., 7.375%, due
                       02/01/13                                       2,878,500
    925,000          Triad Hospitals, Inc., 8.750%, due 05/01/09      1,003,625
                                                                  -------------
                                                                      6,500,516
                                                                  -------------
                     HOME BUILDERS: 4.4%
  3,150,000          DR Horton, Inc., 9.375%, due 03/15/11            3,323,250
  2,900,000          KB Home, 7.750%, due 02/01/10                    2,972,500
  1,400,000          KB Home, 8.625%, due 12/15/08                    1,477,000
  3,900,000          Ryland Group, Inc., 9.125%, due 06/15/11         4,280,250
  2,500,000          Toll Corp., 8.125%, due 02/01/09                 2,600,000
                                                                  -------------
                                                                     14,653,000
                                                                  -------------
                     HOUSEHOLD PRODUCTS/WARES: 1.3%
  2,975,000          American Greetings, 11.750%, due 07/15/08        3,391,500
    720,000      #   Moore North America Finance, Inc., 7.875%,
                       due 01/15/11                                     748,800
                                                                  -------------
                                                                      4,140,300
                                                                  -------------
                     IRON/STEEL: 1.3%
  1,000,000          AK Steel Corp., 7.875%, due 02/15/09               925,000
  2,650,000          Armco, Inc., 8.875%, due 12/01/08                2,517,500
    875,000          Armco, Inc., 9.000%, due 09/15/07                  840,000
                                                                  -------------
                                                                      4,282,500
                                                                  -------------
                     LODGING: 8.7%
  2,550,000          Ameristar Casinos, Inc., 10.750%, due
                       02/15/09                                       2,779,500
  1,400,000          Extended Stay America, Inc., 9.875%, due
                       06/15/11                                       1,382,500
  2,565,000          Hilton Hotels Corp., 7.625%, due 05/15/08        2,626,016
    500,000          Host Marriott Corp., 7.875%, due 08/01/08          472,500
  4,550,000          Mandalay Resort Group, 9.250%, due 12/01/05      4,777,500
  1,450,000          MGM MIRAGE, 8.375%, due 02/01/11                 1,558,750
    975,000          MGM MIRAGE, 8.500%, due 09/15/10                 1,082,250
  2,900,000          MGM MIRAGE, 9.750%, due 06/01/07                 3,204,500
  3,950,000          Park Place Entertainment Corp., 8.875%, due
                       09/15/08                                       4,206,750
  3,100,000      #   Starwood Hotels & Resorts Worldwide, Inc.,
                       8.375%, due 05/01/12                           3,103,875
  3,250,000          Station Casinos, Inc., 8.875%, due 12/01/08      3,420,625
                                                                  -------------
                                                                     28,614,766
                                                                  -------------
                     MACHINERY-DIVERSIFIED: 0.6%
  1,696,000          Columbus McKinnon Corp., 8.500%, due
                       04/01/08                                       1,178,720
    730,000      #   Cummins, Inc., 9.500%, due 12/01/10                755,550
                                                                  -------------
                                                                      1,934,270
                                                                  -------------
                     MEDIA: 14.5%
    700,000          Allbritton Communications Co., 7.750%, due
                       12/15/12                                         715,750
  1,445,000          American Media Operation, Inc., 10.250%,
                       due 05/01/09                                   1,567,825
  1,215,000    @@,#  CanWest Media, Inc., 7.625%, due 04/15/13        1,215,000
  1,750,000          Charter Communications Holdings, LLC,
                       11.125%, due 01/15/11                            787,500
  7,500,000    **,X  Classic Cable, Inc., 9.375%, due 08/01/09          675,000
 12,390,000    **,X  Classic Cable, Inc., 10.500%, due 03/01/10       1,115,100
  4,900,000          Clear Channel Communications, Inc., 2.625%,
                       due 04/01/03                                   4,906,125
  1,600,000          CSC Holdings, Inc., 7.625%, due 04/01/11         1,612,000
  1,450,000          CSC Holdings, Inc., 10.500%, due 05/15/16        1,591,375

                 See Accompanying Notes to Financial Statements

ING
High Yield
Opportunity
Fund                   PORTFOLIO OF INVESTMENTS as of March 31, 2003 (Continued)
--------------------------------------------------------------------------------
Principal
 Amount                                                               Value
--------------------------------------------------------------------------------
                     MEDIA (CONTINUED)
$ 1,375,000     #    Dex Media East Finance Co., 9.875%, due
                       11/15/09                                   $   1,557,187
  1,665,000     #    Dex Media East Finance Co., 12.125%, due
                       11/15/12                                       1,948,050
  2,125,000     #    DirecTV Holdings LLC, 8.375%, due 03/15/13       2,353,437
  1,935,000          Echostar DBS Corp., 9.125%, due 01/15/09         2,123,662
  1,450,000          Echostar DBS Corp., 9.375%, due 02/01/09         1,551,500
  1,075,000          Entravision Communications Corp., 8.125%,
                       due 03/15/09                                   1,109,938
    260,000          Granite Broadcasting Corp., 8.875%, due
                       05/15/08                                         226,200
  1,915,000          Granite Broadcasting Corp., 10.375%, due
                       05/15/05                                       1,891,063
  1,460,000          Gray Television, Inc., 9.250%, due 12/15/11      1,589,575
  1,425,000     #    Hollinger Intl. Publishing, 9.000%, due
                       12/15/10                                       1,514,062
    510,000   @@,#   Hollinger, Inc., 11.875%, due 03/01/11             534,225
  1,200,000     +    Insight Communications, 0/12.250%, due
                       02/15/11                                         858,000
  3,450,000          Mediacom Broadband LLC, 11.000%, due
                       07/15/13                                       3,872,625
  1,025,000    +,#   Nexstar Finance Holdings, Inc., 0/11.375%,
                       due 04/01/13                                     609,875
    725,000          Paxson Communications Corp., 10.750%, due
                       07/15/08                                         790,250
  5,150,000          Primedia, Inc., 7.625%, due 04/01/08             4,982,625
  1,450,000          Radio One, Inc., 8.875%, due 07/01/11            1,584,125
    900,000     #    Sinclair Broadcast Group, Inc., 8.000%, due
                       03/15/12                                         933,750
  1,780,000          Spanish Broadcasting System, 9.625%, due
                       11/01/09                                       1,851,200
    530,000          Young Broadcasting, Inc., 8.500%, due
                       12/15/08                                         563,125
  1,000,000          Young Broadcasting, Inc., 10.000%, due
                       03/01/11                                       1,065,000
                                                                  -------------
                                                                     47,695,149
                                                                  -------------
                     MINING: 0.1%
    350,000          Compass Minerals Group, Inc., 10.000%, due
                       08/15/11                                         388,500
                                                                  -------------
                                                                        388,500
                                                                  -------------
                     MISCELLANEOUS MANUFACTURING: 1.1%
    950,000          SPX Corp., 7.500%, due 01/01/13                  1,014,125
  2,805,000    @@    Tyco Intl. Group SA, 6.750%, due 02/15/11        2,692,800
                                                                  -------------
                                                                      3,706,925
                                                                  -------------
                     OIL & GAS: 4.5%
  1,750,000     #    Chesapeake Energy Corp., 7.500%, due
                       09/15/13                                       1,798,125
  2,775,000          Nuevo Energy Co., 9.500%, due 06/01/08           2,872,125
  2,250,000          Parker Drilling Co., 9.750%, due 11/15/06        2,317,500
  1,000,000          Parker Drilling Co., 10.125%, due 11/15/09       1,055,000
  1,900,000          Swift Energy Co., 9.375%, due 05/01/12           1,942,750
  1,925,000          Vintage Petroleum, Inc., 8.250%, due
                       05/01/12                                       2,054,938
  1,700,000    @@    Western Oil Sands, Inc., 8.375%, due
                       05/01/12                                       1,776,500
    975,000     #    Westport Resources Corp., 8.250%, due
                       11/01/11                                       1,045,687
                                                                  -------------
                                                                     14,862,625
                                                                  -------------
                     OIL & GAS SERVICES: 2.2%
  3,850,000     #    Grant Prideco Escrow Corp., 9.000%, due
                       12/15/09                                       4,129,125
  1,450,000          Hanover Equipment Trust, 8.500%, due
                       09/01/08                                       1,428,250
  1,825,000          Hanover Equipment Trust, 8.750%, due
                       09/01/11                                       1,779,375
                                                                  -------------
                                                                      7,336,750
                                                                  -------------
                     PACKAGING & CONTAINERS: 6.2%
  1,450,000     #    Ball Corp., 6.875%, due 12/15/12                 1,502,562
  1,795,000   @@,#   Crown European Holdings SA, 10.875%, due
                       03/01/13                                       1,824,169
  1,250,000          Graphic Packaging Corp., 8.625%, due
                       02/15/12                                       1,281,250
  1,750,000          Greif, Inc., 8.875%, due 08/01/12                1,833,125
  1,325,000    @@    Norampac, Inc., 9.375%, due 02/01/08               941,231
  5,975,000          Owens-Brockway, 8.875%, due 02/15/09             6,199,063
  1,000,000          Owens-Illinois, Inc., 7.150%, due 05/15/05         995,000
  1,900,000          Plastipak Holdings, Inc., 10.750%, due
                       09/01/11                                       1,976,000
  3,400,000          Stone Container Corp., 9.750%, due 02/01/11      3,782,500
                                                                  -------------
                                                                     20,334,900
                                                                  -------------
                     PHARMACEUTICALS: 0.5%
  1,450,000     #    AmerisourceBergen Corp., 7.250%, due
                       11/15/12                                       1,529,750
                                                                  -------------
                                                                      1,529,750
                                                                  -------------
                     PIPELINES: 1.2%
    975,000     #    ANR Pipeline Co., 8.875%, due 03/15/10           1,038,375
  1,950,000     #    El Paso Energy Partners LP, 8.500%, due
                       06/01/10                                       1,998,750
  1,100,000          Southern Natural Gas Co., 8.000%, due
                       03/01/32                                       1,061,500
                                                                  -------------
                                                                      4,098,625
                                                                  -------------

                 See Accompanying Notes to Financial Statements

ING
High Yield
Opportunity
Fund                   PORTFOLIO OF INVESTMENTS as of March 31, 2003 (Continued)
--------------------------------------------------------------------------------
Principal
 Amount                                                               Value
--------------------------------------------------------------------------------
                     REITS: 0.8%
$ 1,300,000          Felcor Lodging LP, 9.500%, due 09/15/08      $   1,196,000
    400,000          Host Marriott LP, 9.500%, due 01/15/07             400,500
    915,000     #    La Quinta Corp., 8.875%, due 03/15/11              923,006
                                                                  -------------
                                                                      2,519,506
                                                                  -------------
                     RETAIL: 2.9%
    740,000          Dillard's, Inc., 6.430%, due 08/01/04              747,400
  3,300,000          JC Penney Co., Inc., 7.600%, due 04/01/07        3,399,000
  2,400,000          Rite Aid Corp., 7.625%, due 04/15/05             2,304,000
  1,450,000     #    Star Gas Finance Co., 10.250%, due 02/15/13      1,442,750
  1,450,000          Yum! Brands, Inc., 8.875%, due 04/15/11          1,642,125
                                                                  -------------
                                                                      9,535,275
                                                                  -------------
                     SEMICONDUCTORS: 0.8%
  2,500,000          Fairchild Semiconductor Intl., Inc.,
                       10.375%, due 10/01/07                          2,650,000
                                                                  -------------
                                                                      2,650,000
                                                                  -------------
                     TELECOMMUNICATIONS: 8.6%
  4,400,000          Alamosa Delaware, Inc., 12.500%, due
                       02/01/11                                       2,090,000
    105,000          American Tower Corp., 9.375%, due 02/01/09          95,025
  2,090,000          Block Communications, Inc., 9.250%, due
                       04/15/09                                       2,236,300
  2,500,000          Crown Castle Intl. Corp.,10.750%, due
                       08/01/11                                       2,450,000
    725,000          Dobson/Sygnet Communications Co., 12.250%,
                       due 12/15/08                                     692,375
  3,600,000    **    ICG Services, Inc., 10.000%, due 02/15/08           45,000
  2,250,000          Insight Capital, Inc., 10.500%, due
                       11/01/10                                       2,407,500
  5,500,000          Nextel Communications, Inc., 9.375%, due
                       11/15/09                                       5,802,500
  1,900,000          Nextel Partners, Inc., 12.500%, due
                       11/15/09                                       1,957,000
     80,000          PanAmSat Corp., 8.500%, due 02/01/12                82,800
  1,000,000     #    Qwest Corp., 8.875%, due 03/15/12                1,070,000
  3,714,000     #    Qwest Services Corp., 13.500%, due 12/15/10      3,936,840
  1,200,000    @@    Rogers Wireless Communications, Inc.,
                       9.625%, due 05/01/11                           1,284,000
    420,000          Rural Cellular Corp., 9.750%, due 01/15/10         305,550
 17,300,000  #,**,X  SA Telecommunications, Inc., 10.000%, due
                       08/15/06                                              --
  2,600,000    @@    TELUS Corp., 8.000%, due 06/01/11                2,769,000
    725,000          Triton PCS, Inc., 9.375%, due 02/01/11             634,375
$ 8,267,451    **    US Interactive, 12.000%, due 04/17/05              701,907
  6,250,000   **,X   WinStar Communications, Inc., 12.750%, due
                       04/15/10                                           1,250
                                                                  -------------
                                                                     28,561,422
                                                                  -------------
                     TRANSPORTATION: 0.6%
  1,870,000          Gulfmark Offshore, Inc., 8.750%, due
                       06/01/08                                       1,949,475
                                                                  -------------
                                                                      1,949,475
                                                                  -------------
                     Total Corporate Bonds (Cost $324,924,058)      291,099,007
                                                                  -------------

Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCK: 0.8%
                     PACKAGING & CONTAINERS: 0.0%
    100,000   @,#,X  Russell-Stanley Holdings, Inc.                      41,000
                                                                  -------------
                                                                         41,000
                                                                  -------------
                     SEMICONDUCTORS: 0.7%
  1,242,500    @,X   Zilog, Inc.                                      2,360,750
                                                                  -------------
                                                                      2,360,750
                                                                  -------------
                     TELECOMMUNICATIONS: 0.1%
     61,806     @    Adelphia Business Solutions                          1,669
        132  @,@@,X  Completel Europe NV                                    878
    483,445   @,X,I  International Wireless Communications
                       Holdings, Inc.                                     4,834
      2,350   @,X,I  Jordan Telecommunications                           95,504
         15     @    Mpower Holding Corp.                                     3
                                                                  -------------
                                                                        102,888
                                                                  -------------
                     Total Common Stock (Cost $20,856,272)            2,504,638
                                                                  -------------
PREFERRED STOCK: 0.8%
                     MEDIA: 0.8%
  1,585,000     @    Cablevision Systems Corp.                        1,644,437
      9,900     @    Paxson Communications Corp.                        779,625
                                                                  -------------
                                                                      2,424,062
                                                                  -------------
                     SEMICONDUCTORS: 0.0%
      1,242    @,X   Zilog-Mod III, Inc.                                112,923
                                                                  -------------
                                                                        112,923
                                                                  -------------
                     Total Preferred Stock (Cost $2,362,000)          2,536,985
                                                                  -------------

                 See Accompanying Notes to Financial Statements

ING
High Yield
Opportunity
Fund                   PORTFOLIO OF INVESTMENTS as of March 31, 2003 (Continued)
--------------------------------------------------------------------------------
Number of
Warrants                                                              Value
--------------------------------------------------------------------------------
WARRANTS: 0.0%
                     BUILDING MATERIALS: 0.0%
      3,100    @,I   Dayton Superior Corp. Exp. 06/15/09          $       1,550
                                                                  -------------
                                                                          1,550
                                                                  -------------
                     COMMERCIAL SERVICES: 0.0%
     92,950   @,X,I  Comforce Corp. Exp. 12/01/09                           930
                                                                  -------------
                                                                            930
                                                                  -------------
                     DIVERSIFIED FINANCIAL SERVICES: 0.0%
      5,480   @,X,I  North Atlantic Trading Co. Exp. 06/15/07                --
                                                                  -------------
                                                                             --
                                                                  -------------
                     TELECOMMUNICATIONS: 0.0%
     89,000  @,@@,X  Completel Europe NV Exp. 08/12/03                       --
      6,600    @,I   ICG Communications, Inc. Exp. 09/15/05                  --
      3,833 @,@@,X,I US Interactive Exp. 04/17/05                            --
                                                                  -------------
                                                                             --
                                                                  -------------
                     TRANSPORTATION: 0.0%
      9,000    @,I   Travelcenters of America, Inc.
                       Exp. 11/14/10                                     92,250
                                                                  -------------
                                                                         92,250
                                                                  -------------
                     Total Warrants (Cost $314,261)                      94,730
                                                                  -------------
                     Total Long Term Investments
                       (Cost $348,456,591)                          296,235,360
                                                                  -------------

Principal
 Amount                                                                Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 6.5%
                     REPURCHASE AGREEMENT: 6.5%
$21,546,000          State Street Repurchase Agreement dated
                       3/31/03, 1.100% due 04/01/03, $21,546,658
                       to be received upon repurchase
                       (Collateralized by $16,370,000 U.S.
                       Treasury Bonds, 7.500% Market Value
                       $21,982,684 due 11/15/16)                  $  21,546,000
                                                                  -------------
                     Total Short-Term Investments
                       (Cost $21,546,000)                            21,546,000
                                                                  -------------
                     TOTAL INVESTMENTS IN SECURITIES
                       (COST $370,002,591)*              96.4%    $ 317,781,360
                     OTHER ASSETS AND LIABILITIES-NET     3.6%       11,853,065
                                                        -----     -------------
                     NET ASSETS                         100.0%    $ 329,634,425
                                                        =====     =============

@     Non-income producing security
@@    Foreign Issuer
&     Payment-in-kind
+ Step-up basis bonds. Interest rates shown reflect current and future coupon rates.
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Fund's Board of Trustess.
**    Defaulted Security
I     Illiquid Security
X Market value determined by ING Valuation Committee appointed by the Fund's Board of Trustees.
XX Value of securities obtained from one or more dealers making markets in the securities which have been adjusted based on the Fund's valuation procedures.
REITs Real Estate Investment Trusts
* Cost for federal income tax purposes is $373,026,463. Net unrealized depreciation consists of:

                     Gross Unrealized Appreciation                $   6,865,852
                     Gross Unrealized Depreciation                  (62,110,955)
                                                                  -------------
                     Net Unrealized Depreciation                  $ (55,245,103)
                                                                  =============

                 See Accompanying Notes to Financial Statements

ING
Intermediate
Bond
Fund                               PORTFOLIO OF INVESTMENTS as of March 31, 2003
--------------------------------------------------------------------------------
Principal
Amount                                                                Value
--------------------------------------------------------------------------------
CORPORATE BONDS: 29.6%
                     ADVERTISING: 0.0%
$    40,000     #    RH Donnelley Finance Corp. I, 10.875%,
                       due 12/15/12                               $      45,900
                                                                  -------------
                                                                         45,900
                                                                  -------------
                     AEROSPACE/DEFENSE: 0.4%
    330,000          Boeing Co., 6.125%, due 02/15/33                   312,706
     25,000          L-3 Communications Corp., 7.625%, due
                       06/15/12                                          26,625
    810,000          Raytheon Co., 6.150%, due 11/01/08                 888,267
                                                                  -------------
                                                                      1,227,598
                                                                  -------------
                     AGRICULTURE: 0.4%
  1,000,000          RJ Reynolds Tobacco Holdings, Inc., 7.375%,
                       due 05/15/03                                   1,004,063
                                                                  -------------
                                                                      1,004,063
                                                                  -------------
                     APPAREL: 0.0%
     30,000          Levi Strauss & Co., 11.625%, due 01/15/08           28,500
     20,000          Russell Corp., 9.250%, due 05/01/10                 21,700
                                                                  -------------
                                                                         50,200
                                                                  -------------
                     AUTO MANUFACTURERS: 0.8%
    825,000          Ford Motor Co., 6.375%, due 02/01/29               558,375
    450,000          Ford Motor Co., 7.250%, due 10/01/08               431,644
    505,000          Ford Motor Co., 7.450%, due 07/16/31               387,468
    380,000          General Motors Corp., 6.750%, due 05/01/28         321,902
    395,000          General Motors Corp., 7.200%, due 01/15/11         395,069
                                                                  -------------
                                                                      2,094,458
                                                                  -------------
                     AUTO PARTS & EQUIPMENT: 0.1%
     40,000          Collins & Aikman Products, 10.750%, due
                       12/31/11                                          38,832
     80,000          Lear Corp., 8.110%, due 05/15/09                    87,000
     45,000     #    Rexnord Corp., 10.125%, due 12/15/12                48,038
     45,000     #    TRW Automotive, Inc., 11.000%, due 02/15/13         45,113
                                                                  -------------
                                                                        218,983
                                                                  -------------
                     BANKS: 2.6%
    500,000     #    BankAmerica Instit-A, 8.070%, due 12/31/26         573,040
    380,000          BankBoston Corp., 8.250%, due 12/15/26             424,143
    140,000          BNY Capital I, 7.970%, due 12/31/26                157,207
    970,000  @@,#,XX Credit Suisse First Boston, 7.900%, due
                       05/01/07                                       1,053,548
    830,000          Deutsche Bank Financial LLC, Deutshe Bank
                       AG Guaranteed, 5.375%, due 03/02/15              834,450
    660,000          First Security Cap I, 8.410%, due 12/15/26         774,695
    150,000          Fleet Capital Trust II, 7.920%, due 12/11/26       160,066
    485,000          JP Morgan Chase & Co., 5.250%, due 05/30/07        520,408
    110,000          JP Morgan Chase & Co., 6.625%, due 03/15/12        121,851
    530,000          M&T Bank Corp., 3.850%, due 04/01/13               534,292
    380,000          NB Capital Trust IV, 8.250%, due 04/15/27          441,360
    500,000          Sovereign Bank, 5.125%, due 03/15/13               501,250
    750,000          US Bank National Association, 6.300%, due
                       07/15/08                                         853,456
     80,000     #    Wells Fargo Capital A, 7.730%, due 12/01/26        88,904
                                                                  -------------
                                                                      7,038,670
                                                                  -------------
                     BEVERAGES: 0.1%
    150,000          Constellation Brands, Inc., 8.000%, due
                       02/15/08                                         159,000
    220,000          PepsiAmericas, Inc., 3.875%, due 09/12/07          223,720
                                                                  -------------
                                                                        382,720
                                                                  -------------
                     CHEMICALS: 0.2%
    250,000          Dow Chemical Co., 5.750%, due 11/15/09             257,142
     20,000          Equistar Chemicals LP, 10.125%, due 09/01/08        19,400
    125,000          IMC Global, Inc., 10.875%, due 06/01/08            136,875
    150,000          Lyondell Chemical Co., 9.625%, due 05/01/07        150,750
                                                                  -------------
                                                                        564,167
                                                                  -------------
                     COMMERCIAL SERVICES: 0.2%
     75,000          Coinmach Corp., 9.000%, due 02/01/10                79,594
    135,000     @@   Quebecor Media, Inc., 11.125%, due 07/15/11        147,150
    175,000          United Rentals North America, Inc.,
                       10.750%, due 04/15/08                            182,000
                                                                  -------------
                                                                        408,744
                                                                  -------------
                     COMPUTERS: 0.0%
     30,000     @@   Seagate Technology Hdd Holdings, 8.000%,
                       due 05/15/09                                      31,575
                                                                  -------------
                                                                         31,575
                                                                  -------------
                     COSMETICS/PERSONAL CARE: 0.0%
     70,000          Chattem, Inc., 8.875%, due 04/01/08                 71,575
                                                                  -------------
                                                                         71,575
                                                                  -------------
                     DIVERSIFIED FINANCIAL SERVICES: 3.5%
     20,000     #    American Tower Escrow Corp., 0.000%, due
                       08/01/08                                          13,300
    265,000          Associates Corp. of N. America, 6.250%,
                       due 11/01/08                                     297,953
    220,000          Boeing Capital Corp., 5.800%, due 01/15/13         219,248
    530,000          Boeing Capital Corp., 7.375%, due 09/27/10         586,250
    395,000          CIT Group, Inc., 7.375%, due 04/02/07              428,379

                 See Accompanying Notes to Financial Statements

ING
Intermediate
Bond
Fund                   PORTFOLIO OF INVESTMENTS as of March 31, 2003 (Continued)
--------------------------------------------------------------------------------
Principal
Amount                                                                Value
--------------------------------------------------------------------------------
                     DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
$   385,000          CitiCorp Capital I, 7.933%, due 02/15/27     $     440,196
    355,000          Citigroup, Inc., 5.625%, due 08/27/12              381,389
     85,000    #     Corestates Capital Trust I, 8.000%, due
                       12/15/26                                          98,266
  1,010,000          Countrywide Home Loans, Inc., 4.250%, due
                       12/19/07                                       1,036,025
    130,000          Credit Suisse First Boston USA, Inc.,
                       4.625%, due 01/15/08                             134,284
    485,000          Credit Suisse First Boston USA, Inc.,
                       5.750%, due 04/15/07                             522,803
    200,000    #     Erac USA Finance Co., 8.000%, due 01/15/11         232,479
    330,000          Ford Motor Credit Co., 7.375%, due 10/28/09        312,473
    530,000          General Electric Capital Corp., 5.000%,
                       due 06/15/07                                     568,808
  1,330,000          General Electric Capital Corp., 6.000%,
                       due 06/15/12                                   1,452,940
    295,000          General Motors Acceptance Corp., 8.000%,
                       due 11/01/31                                     288,021
    110,000          Goldman Sachs Group, Inc., 5.700%, due
                       09/01/12                                         116,187
     65,000    #     Hollinger Participation Trust, 12.125%,
                       due 11/15/10                                      65,488
    605,000          Household Finance Corp., 4.625%, due
                       01/15/08                                         627,629
    490,000          Lehman Brothers Holdings, Inc., 4.000%,
                       due 01/22/08                                     500,761
    380,000          Merrill Lynch & Co., Inc., 2.470%, due
                       03/10/06                                         379,465
    215,000          Morgan Stanley, 6.750%, due 04/15/11               241,010
    540,000          Morgan Stanley, 7.750%, due 06/15/05               603,031
     80,000          Nexstar Finance LLC, 12.000%, due 04/01/08          88,600
     20,000    #     Universal City Development Partners,
                       11.750%, due 04/01/10                             20,225
                                                                  -------------
                                                                      9,655,210
                                                                  -------------
                     ELECTRIC: 1.8%
    215,000          Constellation Energy Group, Inc., 7.600%,
                       due 04/01/32                                     246,778
    500,000          Dominion Resources, Inc., 6.750%, due
                       12/15/32                                         525,960
    500,000          Niagara Mohawk Power Corp., 5.375%, due
                       10/01/04                                         521,951
    260,000          Nisource Finance Corp., 6.150%, due
                       03/01/13                                         270,918
    500,000          Nisource Finance Corp., 7.625%, due
                       11/15/05                                         552,650
    680,000    #     Ohio Power Co., 6.600%, due 02/15/33               714,441
    125,000          Oncor Electric Delivery Co., 7.000%, due
                       05/01/32                                         137,217
    300,000    #     Oncor Electric Delivery Co., 7.250%, due
                       01/15/33                                         339,588
    520,000          PSEG Power LLC, 6.950%, due 06/01/12               576,684
    255,000    #     TXU Energy Co., 6.125%, due 03/15/08               261,140
    380,000    #     TXU Energy Co., 7.000%, due 03/15/13               388,357
    485,000          Virginia Electric and Power Co., 4.750%,
                       due 03/01/13                                     489,109
                                                                  -------------
                                                                      5,024,793
                                                                  -------------
                     ELECTRONICS: 0.0%
     50,000    #     Fisher Scientific Intl., 8.125%, due
                       05/01/12                                          53,500
     40,000          Stoneridge, Inc., 11.500%, due 05/01/12             40,800
                                                                  -------------
                                                                         94,300
                                                                  -------------
                     ENTERTAINMENT: 0.1%
     10,000    #     Cinemark USA, Inc., 9.000%, due 02/01/13            10,675
    200,000          Intl. Game Technology, 8.375%, due 05/15/09        238,922
     15,000          Six Flags, Inc., 9.750%, due 06/15/07               14,625
                                                                  -------------
                                                                        264,222
                                                                  -------------
                     ENVIRONMENTAL CONTROL: 0.5%
    325,000          Allied Waste North America, 8.500%, due
                       12/01/08                                         343,281
    390,000          Waste Management, Inc., 6.375%, due
                       11/15/12                                         416,851
    490,000          Waste Management, Inc., 7.750%, due
                       05/15/32                                         559,979
                                                                  -------------
                                                                      1,320,111
                                                                  -------------
                     FOOD: 1.8%
     50,000          Ahold Finance USA, Inc., 8.250%, due
                       07/15/10                                          42,500
     75,000    #     Del Monte Corp., 8.625%, due 12/15/12               79,875
     50,000          Delhaize America, Inc., 7.375%, due
                       04/15/06                                          50,750
    100,000          Domino's, Inc., 10.375%, due 01/15/09              107,750
     40,000          Fleming Cos., Inc., 10.125%, due 04/01/08            8,400
     50,000          Ingles Markets, Inc., 8.875%, due 12/01/11          48,250
    300,000          Kraft Foods, Inc., 5.250%, due 06/01/07            312,301
    230,000          Kroger Co., 5.500%, due 02/01/13                   234,971
    290,000          Kroger Co., 7.250%, due 06/01/09                   330,608
    385,000          Kroger Co., 7.500%, due 04/01/31                   431,915
    100,000          Michael Foods, Inc., 11.750%, due 04/01/11         112,500
    105,000          Pilgrims Pride Corp., 9.625%, due 09/15/11         102,375
    715,000          Safeway, Inc., 4.800%, due 07/16/07                742,314
     75,000          Smithfield Foods, Inc., 8.000%, due
                       10/15/09                                          76,875
    350,000          Supervalu, Inc., 7.500%, due 05/15/12              358,179
    740,000          Supervalu, Inc., 7.875%, due 08/01/09              804,350
  1,185,000          Tyson Foods, Inc., 6.625%, due 10/01/04          1,239,926
                                                                  -------------
                                                                      5,083,839
                                                                  -------------

                 See Accompanying Notes to Financial Statements

ING
Intermediate
Bond
Fund                   PORTFOLIO OF INVESTMENTS as of March 31, 2003 (Continued)
--------------------------------------------------------------------------------
Principal
 Amount                                                               Value
--------------------------------------------------------------------------------
                     FOREST PRODUCTS & PAPER: 0.6%
$   245,000    @@    Abitibi-Consolidated, Inc., 6.950%, due
                       12/15/06                                   $     252,501
     75,000          Appleton Papers, Inc., 12.500%, due
                       12/15/08                                          84,938
     60,000     #    Georgia-Pacific Corp., 8.875%, due 02/01/10         62,550
     60,000     #    Georgia-Pacific Corp., 9.375%, due 02/01/13         63,600
    200,000    @@    Tembec Industries, Inc., 7.750%, due
                       03/15/12                                         198,000
    200,000          Union Camp Corp., 6.500%, due 11/15/07             222,077
    540,000          Weyerhaeuser Co., 6.875%, due 12/15/33             556,830
    305,000          Weyerhaeuser Co., 7.375%, due 03/15/32             334,297
                                                                  -------------
                                                                      1,774,793
                                                                  -------------
                     GAS: 0.2%
    500,000          Sempra Energy, 6.800%, due 07/01/04                526,689
                                                                  -------------
                                                                        526,689
                                                                  -------------
                     HEALTHCARE-SERVICES: 0.0%
     25,000          Triad Hospitals, Inc., 8.750%, due 05/01/09         27,125
                                                                  -------------
                                                                         27,125
                                                                  -------------
                     HOME BUILDERS: 0.5%
     60,000          Beazer Homes USA, Inc., 8.375%, due
                       04/15/12                                          63,150
    300,000          Centex Corp., 4.750%, due 01/15/08                 305,704
     25,000          KB Home, 7.750%, due 02/01/10                       25,625
    400,000          Pulte Homes, Inc., 6.250%, due 02/15/13            413,943
     30,000          Ryland Group, Inc., 9.125%, due 06/15/11            32,925
     75,000          Schuler Homes, Inc., 9.375%, due 07/15/09           81,188
    415,000     #    Toll Brothers, Inc., 6.875%, due 11/15/12          440,742
     25,000          Toll Corp., 8.250%, due 02/01/11                    26,250
                                                                  -------------
                                                                      1,389,527
                                                                  -------------
                     HOUSEHOLD PRODUCTS/WARES: 0.1%
    150,000          American Greetings, 11.750%, due 07/15/08          171,000
     25,000          Moore North America Finance, Inc., 7.875%,
                       due 01/15/11                                      26,000
                                                                  -------------
                                                                        197,000
                                                                  -------------
                     INSURANCE: 2.1%
    650,000     #    AIG SunAmerica Global Financing VII,
                       5.850%, due 08/01/08                             718,908
    125,000          Allstate Corp., 5.375%, due 12/01/06               135,835
  1,380,000          CNA Financial Corp., 6.250%, due 11/15/03        1,408,651
    540,000     #    John Hancock Global Funding II, 5.250%,
                       due 02/25/15                                     545,314
    545,000     #    Monumental Global Funding II, 3.850%, due
                       03/03/08                                         552,519
    635,000     #    Travelers Property Casualty Corp., 6.375%,
                       due 03/15/33                                     629,926
  1,690,000     #    Zurich Capital Trust I, 8.376%, due
                       06/01/37                                       1,512,279
    345,000          Zurich Reinsur Centre Holdings, 7.125%,
                       due 10/15/23                                     276,564
                                                                  -------------
                                                                      5,779,996
                                                                  -------------
                     IRON/STEEL: 0.1%
    250,000          AK Steel Corp., 7.875%, due 02/15/09               231,250
                                                                  -------------
                                                                        231,250
                                                                  -------------
                     LODGING: 0.2%
     50,000          Ameristar Casinos, Inc., 10.750%, due
                       02/15/09                                          54,500
     75,000          Hilton Hotels Corp., 7.625%, due 05/15/08           76,784
     25,000          Host Marriott Corp., 7.875%, due 08/01/08           23,625
    125,000          Mandalay Resort Group, 9.500%, due 08/01/08        137,500
    150,000          Park Place Entertainment Corp., 7.875%,
                       due 03/15/10                                     153,375
    100,000     #    Starwood Hotels & Resorts Worldwide, Inc.,
                       8.375%, due 05/01/12                             100,125
     75,000          Station Casinos, Inc., 8.875%, due 12/01/08         78,937
                                                                  -------------
                                                                        624,846
                                                                  -------------
                     MEDIA: 1.6%
     25,000          Allbritton Communications Co., 7.750%,
                       due 12/15/12                                      25,563
     65,000          American Media Operation, Inc., 10.250%,
                       due 05/01/09                                      70,525
    250,000          AMFM, Inc., 8.000%, due 11/01/08                   283,437
    710,000          AOL Time Warner, Inc., 6.875%, due 05/01/12        757,919
     20,000          AOL Time Warner, Inc., 7.625%, due 04/15/31         21,299
    500,000          AOL Time Warner, Inc., 7.700%, due 05/01/32        537,431
     40,000   @@,#   CanWest Media, Inc., 7.625%, due 04/15/13           40,000
     55,000    @@    CanWest Media, Inc., 10.625%, due 05/15/11          60,844
    400,000          Comcast Cable Communications, 7.125%, due
                       06/15/13                                         442,181
     45,000          CSC Holdings, Inc., 7.625%, due 04/01/11            45,338
     50,000          CSC Holdings, Inc., 10.500%, due 05/15/16           54,875
     50,000     #    Dex Media East LLC, 9.875%, due 11/15/09            56,625
     55,000     #    Dex Media East LLC, 12.125%, due 11/15/12           64,350
     70,000     #    DirecTV Holdings LLC, 8.375%, due 03/15/13          77,525
    135,000          Echostar DBS Corp., 9.125%, due 01/15/09           148,163
     35,000          Entravision Communications Corp., 8.125%,
                       due 03/15/09                                      36,138

                 See Accompanying Notes to Financial Statements

ING
Intermediate
Bond
Fund                   PORTFOLIO OF INVESTMENTS as of March 31, 2003 (Continued)
--------------------------------------------------------------------------------
Principal
 Amount                                                               Value
--------------------------------------------------------------------------------
                     MEDIA (CONTINUED)
$     5,000          Granite Broadcasting Corp., 8.875%, due
                       05/15/08                                   $       4,350
     60,000          Granite Broadcasting Corp., 10.375%, due
                       05/15/05                                          59,250
     70,000          Gray Television, Inc., 9.250%, due 12/15/11         76,213
     60,000     #    Hollinger Intl. Publishing, 9.000%, due
                       12/15/10                                          63,750
     15,000   @@,#   Hollinger, Inc., 11.875%, due 03/01/11              15,713
     40,000     +    Insight Communications, 0/12.250%, due
                       02/15/11                                          28,600
     90,000          Mediacom Broadband LLC, 11.000%, due
                       07/15/13                                         101,025
    480,000     #    News America, Inc., 6.550%, due 03/15/33           463,799
     30,000    +,#   Nexstar Finance Holdings LLC, 0/11.375%,
                       due 04/01/13                                      17,850
     25,000          Paxson Communications Corp., 10.750%,
                       due 07/15/08                                      27,250
    125,000          Primedia, Inc., 8.875%, due 05/15/11               126,563
     55,000          Radio One, Inc., 8.875%, due 07/01/11               60,088
     35,000     #    Sinclair Broadcast Group, Inc., 8.000%,
                       due 03/15/12                                      36,313
     55,000          Spanish Broadcasting System, 9.625%, due
                       11/01/09                                          57,200
    255,000     #    USA Interactive, 7.000%, due 01/15/13              272,150
    150,000          USA Interactive, 7.000%, due 01/15/13              160,088
     20,000          Young Broadcasting, Inc., 8.500%, due
                       12/15/08                                          21,250
                                                                  -------------
                                                                      4,313,665
                                                                  -------------
                     MINING: 0.0%
    100,000          Compass Minerals Group, Inc., 10.000%,
                       due 08/15/11                                     111,000
                                                                  -------------
                                                                        111,000
                                                                  -------------
                     MISCELLANEOUS MANUFACTURING: 0.1%
     40,000          SPX Corp., 7.500%, due 01/01/13                     42,700
    140,000    @@    Tyco Intl., 6.750%, due 02/15/11                   134,400
                                                                  -------------
                                                                        177,100
                                                                  -------------
                     OIL & GAS: 2.4%
    410,000          Amerada Hess Corp., 5.900%, due 08/15/06           441,372
    630,000          Amerada Hess Corp., 7.125%, due 03/15/33           653,125
    450,000          Amerada Hess Corp., 7.875%, due 10/01/29           506,328
    315,000    @@    Anderson Exploration Ltd., 6.750%, due
                       03/15/11                                         347,885
     75,000     #    Chesapeake Energy Corp., 7.500%, due
                       09/15/13                                          77,063
    995,000    @@    Husky Oil Co., 8.900%, due 08/15/28              1,119,747
    500,000          Louis Dreyfus Natural Gas, 9.250%, due
                       06/15/04                                         531,891
    640,000          Marathon Oil Corp., 6.800%, due 03/15/32           663,589
    125,000          Nuevo Energy Co., 9.500%, due 06/01/08             129,375
    220,000          Ocean Energy, Inc., 4.375%, due 10/01/07           226,464
    955,000     #    Pemex Project Funding Master Trust, 7.375%,
                       due 12/15/14                                     982,456
     75,000          Swift Energy Co., 9.375%, due 05/01/12              76,688
    475,000          Valero Energy Corp., 7.500%, due 04/15/32          512,727
    100,000          Vintage Petroleum, Inc., 8.250%, due
                       05/01/12                                         106,750
    175,000    @@    Western Oil Sands, Inc., 8.375%, due
                       05/01/12                                         182,875
    150,000          Westport Resources Corp., 8.250%, due
                       11/01/11                                         160,875
                                                                  -------------
                                                                      6,719,210
                                                                  -------------
                     OIL & GAS SERVICES: 0.2%
    150,000     #    Colonial Pipeline Co., 6.580%, due 08/28/32        161,612
    125,000     #    Grant Prideco Escrow Corp., 9.000%, due
                       12/15/09                                         134,063
    150,000          Hanover Equipment Trust, 8.500%, due
                       09/01/08                                         147,750
     40,000          Hanover Equipment Trust, 8.750%, due
                       09/01/11                                          39,000
                                                                  -------------
                                                                        482,425
                                                                  -------------
                     PACKAGING & CONTAINERS: 0.6%
     75,000     #    Ball Corp., 6.875%, due 12/15/12                    77,719
     50,000     #    BWAY Finance Corp., 10.000%, due 10/15/10           52,750
     80,000   @@,#   Crown European Holdings SA, 10.875%, due
                       03/01/13                                          81,300
     50,000          Graphic Packaging Corp., 8.625%, due
                       02/15/12                                          51,250
     50,000          Greif, Inc., 8.875%, due 08/01/12                   52,375
    250,000          Owens-Brockway, 8.875%, due 02/15/09               259,375
    890,000     #    Sealed Air Corp., 6.950%, due 05/15/09             940,307
    100,000          Smurfit-Stone Container Corp., 8.250%,
                       due 10/01/12                                     107,500
                                                                  -------------
                                                                      1,622,576
                                                                  -------------
                     PHARMACEUTICALS: 0.1%
    150,000     #    AmerisourceBergen Corp., 7.250%, due
                       11/15/12                                         158,250
                                                                  -------------
                                                                        158,250
                                                                  -------------
                     PIPELINES: 0.9%
     30,000     #    ANR Pipeline Co., 8.875%, due 03/15/10              31,950
    600,000          CenterPoint Energy Resources Corp., 8.125%,
                       due 07/15/05                                     603,000
    590,000          Duke Energy Field Services LLC, 7.500%,
                       due 08/16/05                                     633,614
    455,000          Duke Energy Field Services LLC, 7.875%,
                       due 08/16/10                                     509,676
     55,000     #    El Paso Energy Partners LP, 8.500%, due
                       06/01/10                                          56,375
     25,000     #    El Paso Energy Partners LP, 10.625%, due
                       12/01/12                                          27,750

                 See Accompanying Notes to Financial Statements

ING
Intermediate
Bond
Fund                   PORTFOLIO OF INVESTMENTS as of March 31, 2003 (Continued)
--------------------------------------------------------------------------------
Principal
 Amount                                                               Value
--------------------------------------------------------------------------------
                     PIPELINES (CONTINUED)
$   280,000     #    Equitable Resources, Inc., 5.150%, due
                       03/01/18                                   $     284,533
    400,000          Northern Border Pipeline Co., 6.250%, due
                       05/01/07                                         433,304
     25,000          Southern Natural Gas Co., 8.000%, due
                       03/01/32                                          24,125
                                                                  -------------
                                                                      2,604,327
                                                                  -------------
                     REAL ESTATE: 0.6%
    695,000          EOP Operating LP, 7.750%, due 11/15/07             798,891
    240,000          EOP Operating LP, 8.375%, due 03/15/06             273,207
    390,000          Liberty Property-LP, 7.250%, due 03/15/11          442,130
    150,000          Liberty Property-LP, 7.750%, due 04/15/09          174,552
                                                                  -------------
                                                                      1,688,780
                                                                  -------------
                     REGIONAL (STATE/PROVINCE): 0.4%
    980,000    @@    Province of Ontario, 3.282%, due 03/28/08          983,179
                                                                  -------------
                                                                        983,179
                                                                  -------------
                     REITS: 0.7%
     40,000          Felcor Lodging LP, 8.500%, due 06/01/11             35,100
     25,000     #    La Quinta Corp., 8.875%, due 03/15/11               25,219
    385,000          Liberty Property Trust, 6.375%, due 08/15/12       416,284
    620,000          Prologis, 5.500%, due 03/01/13                     633,169
    160,000     #    Simon Property Group LP, 4.875%, due
                       03/18/10                                         159,560
    250,000          Simon Property Group LP, 6.375%, due
                       11/15/07                                         271,893
    270,000          Simon Property Group LP, 7.375%, due
                       06/15/18                                         300,074
                                                                  -------------
                                                                      1,841,299
                                                                  -------------
                     RETAIL: 0.2%
     30,000          Dillard's, Inc., 6.430%, due 08/01/04               30,300
     35,000          Gap, Inc., 9.900%, due 12/15/05                     38,806
    100,000          JC Penney Co., Inc., 7.600%, due 04/01/07          103,000
     75,000          Rite Aid Corp., 7.625%, due 04/15/05                72,000
     60,000     #    Star Gas Finance Co., 10.250%, due 02/15/13         59,700
    100,000          Yum! Brands, Inc., 8.875%, due 04/15/11            113,250
                                                                  -------------
                                                                        417,056
                                                                  -------------
                     SAVINGS & LOANS: 0.3%
    225,000          Washington Mutual Capital I, 8.375%, due
                       06/01/27                                         255,657
    630,000          Washington Mutual, Inc., 4.375%, due
                       01/15/08                                         650,627
                                                                  -------------
                                                                        906,284
                                                                  -------------
                     SOVEREIGN: 0.4%
    360,000    @@    Chile Government Intl. Bond, 5.500%, due
                       01/15/13                                         363,204
    865,000    @@    Mexico Government Intl. Bond, 6.625%, due
                       03/03/15                                         867,163
                                                                  -------------
                                                                      1,230,367
                                                                  -------------
                     TELECOMMUNICATIONS: 4.1%
     20,000          American Tower Corp., 9.375%, due 02/01/09          18,100
    340,000          AT&T Corp., 6.000%, due 03/15/09                   342,010
    380,000          AT&T Corp., 7.800%, due 11/15/11                   409,745
    955,000          AT&T Corp., 8.500%, due 11/15/31                 1,030,045
    425,000          AT&T Wireless Services, Inc., 8.125%,
                       due 05/01/12                                     481,967
     80,000          Block Communications, Inc., 9.250%, due
                       04/15/09                                          85,600
    500,000    @@    British Telecommunications PLC, 8.875%,
                       due 12/15/30                                     643,890
     55,000          Crown Castle Intl. Corp., 10.750%, due
                       08/01/11                                          53,900
    460,000    @@    Deutsche Telekom Intl. Finance BV, 8.750%,
                       due 06/15/30                                     547,748
    460,000    @@    France Telecom, 9.250%, due 03/01/11               553,900
    490,000    @@    France Telecom, 10.000%, due 03/01/31              640,305
     85,000          Insight Midwest LP, 10.500%, due 11/01/10           90,950
    205,000          Nextel Communications, Inc., 9.375%, due
                       11/15/09                                         216,275
    105,000          PanAmSat Corp., 8.500%, due 02/01/12               108,675
     55,000          Qwest Communications Intl., 7.500%, due
                       11/01/08                                          47,712
     95,000     #    Qwest Corp., 8.875%, due 03/15/12                  101,650
     40,000     #    Qwest Services Corp., 14.000%, due 12/15/14         43,300
     35,000    @@    Rogers Wireless Communications, Inc.,
                       9.625%, due 05/01/11                              37,450
     15,000          Rural Cellular Corp., 9.750%, due 01/15/10          10,913
    180,000          Sprint Capital Corp., 6.125%, due 11/15/08         179,100
  1,385,000          Sprint Capital Corp., 6.875%, due 11/15/28       1,218,800
    650,000          Sprint Capital Corp., 6.900%, due 05/01/19         598,000
  1,075,000          TCI Communications Finance, 9.650%, due
                       03/31/27                                       1,168,572
    430,000    @@    Telefonica Europe BV, 8.250%, due 09/15/30         533,005
     90,000    @@    TELUS Corp., 8.000%, due 06/01/11                   95,850
  1,410,000          Verizon Global Funding Corp., 7.375%, due
                       09/01/12                                       1,668,996
    385,000          Verizon Wireless Capital LLC, 5.375%, due
                       12/15/06                                         411,967
                                                                  -------------
                                                                     11,338,425
                                                                  -------------

                 See Accompanying Notes to Financial Statements

ING
Intermediate
Bond
Fund                   PORTFOLIO OF INVESTMENTS as of March 31, 2003 (Continued)
--------------------------------------------------------------------------------
Principal
 Amount                                                               Value
--------------------------------------------------------------------------------
                     TRANSPORTATION: 0.7%
$   120,422          Burlington Northern and Santa Fe Railway
                       Co., 7.570%, due 01/02/21                  $     144,939
    328,486          Chicago & Northwest Co., 6.250%, due
                       07/30/12                                         354,668
    425,000          CSX Corp., 7.450%, due 05/01/07                    486,265
    898,104          FedEx Corp., 6.720%, due 01/15/22                  985,270
                                                                  -------------
                                                                      1,971,142
                                                                  -------------
                     Total Corporate Bonds (Cost $79,758,674)        81,697,439
                                                                  -------------

U.S. GOVERNMENT AGENCY OBLIGATIONS: 40.0%
                     FEDERAL HOME LOAN MORTGAGE CORPORATION: 8.7%
  3,793,298    S     1.430%, due 05/25/31                             3,794,164
  2,070,542    S     1.445%, due 04/25/30                             2,059,618
  1,439,080    S     1.455%, due 01/25/32                             1,440,174
  3,909,761    S     1.630%, due 02/15/32                             3,916,190
     52,516    S     1.630%, due 07/15/28                                52,547
    394,447    S     1.680%, due 10/15/24                               395,156
    921,627    S     1.900%, due 03/15/31                               922,421
  2,400,000          3.250%, due 02/25/08                             2,410,877
  2,300,000          5.250%, due 11/05/12                             2,377,811
  2,967,853          5.500%, due 11/15/29                             3,095,626
  3,439,470          5.500%, due 05/15/31                             3,573,194
                                                                  -------------
                                                                     24,037,778
                                                                  -------------
                     FEDERAL NATIONAL MORTGAGE ASSOCIATION: 28.1%
  1,475,006    S     1.755%, due 12/25/29                             1,476,257
  1,233,964    S     1.855%, due 01/25/32                             1,237,949
  2,600,000          2.375%, due 03/17/06                             2,610,683
 16,289,273    ^     2.748%, due 02/17/29                             1,455,279
  6,000,000          5.000%, due 04/01/18 TBA                         6,139,062
  5,700,000          5.500%, due 04/01/18 TBA                         5,901,278
  1,984,482          5.500%, due 02/01/23                             2,047,934
  5,500,000          5.500%, due 04/01/33 TBA                         5,594,534
  1,500,000          6.000%, due 05/15/08                             1,706,400
 13,300,000          6.000%, due 04/01/18 TBA                        13,910,975
  2,308,582          6.000%, due 11/01/22                             2,410,506
  3,000,000          6.000%, due 06/25/27                             3,152,708
  1,817,610          6.000%, due 07/25/29                             1,861,466
 15,000,000          6.000%, due 04/01/33 TBA                        15,510,930
  1,000,000          6.500%, due 07/25/30                             1,051,753
  3,372,214          6.500%, due 07/01/31                             3,526,275
  6,025,000          6.500%, due 04/01/33 TBA                         6,279,177
  1,607,233          7.500%, due 12/25/41                             1,761,430
                                                                  -------------
                                                                     77,634,596
                                                                  -------------
                     GOVERNMENT NATIONAL MORTGAGE
                       ASSOCIATION: 3.0%
  3,428,511    ^     4.450%, due 06/16/31                               394,708
  2,000,000          6.000%, due 04/01/33 TBA                         2,082,500
  4,269,658          6.500%, due 11/15/32                             4,490,373
    356,655          7.000%, due 09/15/29                               378,999
    390,841          8.000%, due 01/20/31                               419,538
     75,095          10.000%, due 03/15/19                               86,657
    121,047          10.000%, due 01/15/21                              139,736
     61,372          10.000%, due 01/15/21                               70,848
    142,712          10.000%, due 01/15/21                              164,746
                                                                  -------------
                                                                      8,228,105
                                                                  -------------
                     OTHER U.S. GOVERNMENT AGENCIES: 0.2%
    500,000          Tennessee Valley Authority Series C,
                       6.000%, due 03/15/13                             568,947
                                                                  -------------
                                                                        568,947
                                                                  -------------
                     Total U.S. Government Agency Obligations
                       (Cost $109,778,374)                          110,469,426
                                                                  -------------
U.S. TREASURY OBLIGATIONS: 17.1%
                     U.S. TREASURY BONDS: 3.8%
    170,000          2.125%, due 08/31/04                               172,019
    751,000          5.375%, due 02/15/31                               812,606
  6,796,000          8.125%, due 05/15/21                             9,557,677
                                                                  -------------
                                                                     10,542,302
                                                                  -------------
                     U.S. TREASURY NOTES: 13.3%
 11,058,000          1.625%, due 03/31/05                            11,084,782
  1,000,000    S     3.000%, due 01/31/04                             1,015,626
  3,446,000    S     3.000%, due 02/15/08                             3,487,462
    450,000    S     3.250%, due 05/31/04                               460,706
  3,656,000    S     3.875%, due 02/15/13                             3,672,426
    265,000    S     4.000%, due 11/15/12                               268,913
  8,500,000    S     5.500%, due 05/31/03                             8,563,087
  7,000,000    S     5.750%, due 04/30/03                             7,027,622
  1,100,000    S     5.750%, due 11/15/05                             1,211,419
                                                                  -------------
                                                                     36,792,043
                                                                  -------------
                     Total U.S. Treasury Obligations
                       (Cost $47,006,233)                            47,334,345
                                                                  -------------
OTHER ASSET-BACKED SECURITIES AND COLLATERALIZED
  MORTGAGE OBLIGATIONS: 23.0%
                     AUTOMOBILE ASSET BACKED SECURITIES: 0.9%
  1,500,000          Capital Auto Receivables Asset Trust,
                       2.750%, due 04/16/07                           1,519,079
    910,000          Nissan Auto Receivables Owner Trust,
                       2.610%, due 07/15/08                             913,466
                                                                  -------------
                                                                      2,432,545
                                                                  -------------
                     COMMERCIAL MORTGAGE BACKED SECURITIES: 5.5%
  1,170,000          Chase Manhattan Bank-First Union National
                       Bank, 7.439%, due 08/15/31                     1,378,439
    715,000    XX    CS First Boston Mortgage Securities Corp.,
                       3.727%, due 03/15/35                             710,473
  1,350,000          JP Morgan Chase Commercial Mortgage
                       Securities Corp., 6.162%, due 05/12/34         1,500,543
  1,780,000          JP Morgan Chase Commercial Mortgage
                       Securities Corp., 6.244%, due 04/15/35         1,982,157
  1,330,000          LB-UBS Commercial Mortgage Trust, 4.659%,
                       due 12/15/26                                   1,363,115
  1,040,000          LB-UBS Commercial Mortgage Trust, 6.226%,
                       due 03/15/26                                   1,161,542
    400,000          Morgan Stanley Capital I, 7.020%, due
                       03/15/32                                         462,694
  1,780,000          Mortgage Capital Funding, Inc., 6.663%,
                       due 03/18/30                                   2,010,390

                 See Accompanying Notes to Financial Statements

ING
Intermediate
Bond
Fund                   PORTFOLIO OF INVESTMENTS as of March 31, 2003 (Continued)
--------------------------------------------------------------------------------
Principal
Amount                                                                Value
--------------------------------------------------------------------------------
                     COMMERCIAL MORTGAGE BACKED SECURITIES
                     (CONTINUED)
$ 4,130,000     XX   Prudential Commercial Mortgage Trust,
                       3.669%, due 02/11/36                       $   4,107,791
    400,000          Salomon Brothers Mortgage Securities VII,
                       7.520%, due 12/18/09                             474,120
                                                                  -------------
                                                                     15,151,264
                                                                  -------------
                     CREDIT CARD ASSET BACKED SECURITIES: 0.6%
    975,000          Citibank Credit Card Issuance Trust,
                       5.650%, due 06/16/08                           1,064,350
    650,000          Fleet Credit Card Master Trust II, 2.400%,
                       due 07/15/08                                     652,872
                                                                  -------------
                                                                      1,717,222
                                                                  -------------
                     HOME EQUITY ASSET BACKED SECURITIES: 6.5%
  3,477,778      S   EQCC Trust, 1.605%, due 11/25/31                 3,480,586
  4,216,352          New Century Home Equity Loan Trust, 1.574%,
                       due 06/20/31                                   4,217,175
  1,733,914      S   New Century Home Equity Loan Trust, 1.585%,
                       due 07/25/30                                   1,731,486
  3,521,514          Option One Mortgage Loan Trust, 1.575%,
                       due 08/25/32                                   3,521,514
  1,177,348      S   Residential Asset Securities Corp., 1.535%,
                       due 09/25/31                                   1,174,889
  1,806,278      S   Residential Asset Securities Corp., 1.605%,
                       due 06/25/32                                   1,808,499
    488,000     XX   Residential Funding Mortgage Securities II,
                       3.450%, due 01/25/16                             488,000
  1,500,000     XX   Saxon Asset Securities Trust, 3.934%, due
                       06/25/33                                       1,500,000
                                                                  -------------
                                                                     17,922,149
                                                                  -------------
                     OTHER ASSET BACKED SECURITIES: 0.8%
    342,465    @@,#  Garanti Trade Payment Rights Master Trust,
                       10.810%, due 06/15/04                            347,886
  1,741,125          Residential Asset Mortgage Products, Inc.,
                       1.445%, due 11/25/21                           1,741,125
                                                                  -------------
                                                                      2,089,011
                                                                  -------------
                     WHOLE LOAN COLLATERALIZED MORTGAGE: 8.7%
  2,534,391          ABN Amro Mortgage Corp., 6.500%, due
                       02/25/32                                       2,608,270
  1,974,592          Bank of America Alternative Loan Trust,
                       5.500%, due 02/25/33                           2,017,789
    985,338          Bank of America Mortgage Securities,
                       4.413%, due 03/25/33                           1,011,281
    579,573          Bank of America Mortgage Securities,
                       5.242%, due 02/25/32                             590,653
  1,507,571          Bank of America Mortgage Securities,
                       6.250%, due 10/25/32                           1,550,334
    493,656          Bank of America Mortgage Securities,
                       6.500%, due 02/25/32                             517,830
    246,828          Bank of America Mortgage Securities,
                       6.500%, due 02/25/32                             257,769
    265,833          CitiCorp Mortgage Securities, Inc., 6.250%,
                       due 11/25/16                                     273,511
  2,914,818      S   Countrywide Home Loans, 1.805%, due
                       11/25/32                                       2,919,875
    667,221      S   First Horizon Asset Securities, Inc.,
                       1.855%, due 06/25/32                             668,512
    809,711      S   GSR Mortgage Loan Trust, 2.005%, due
                       07/25/32                                         813,140
  5,677,081      S   MLCC Mortgage Investors, Inc., 1.675%,
                       due 03/25/28                                   5,685,523
    397,030          Residential Accredit Loans, Inc., 7.750%,
                       due 05/25/27                                     401,769
  2,569,496      S   Residential Funding Mortgage Sec I, 1.705%,
                       due 11/25/17                                   2,558,980
     28,146      S   Residential Funding Mortgage Sec I, 1.805%,
                       due 09/25/31                                      28,171
  1,740,322          Vendee Mortgage Trust, 5.850%, due 09/15/23      1,789,357
    290,901          Wells Fargo Mortgage Backed Securities
                       Trust, 6.000%, due 12/25/16                      298,717
    156,703      S   Wells Fargo Mortgage Backed Securities
                       Trust, 6.500%, due 01/25/32                      158,827
                                                                  -------------
                                                                     24,150,308
                                                                  -------------
                     Total Other Asset-Backed Securities and
                       Collateralized Mortgage Obligations
                       (Cost $63,171,989)                            63,462,499
                                                                  -------------

Shares                                                                Value
--------------------------------------------------------------------------------
PREFERRED STOCK: 0.0%
                     MEDIA: 0.0%
     45,000      @   Cablevision Systems Corp.                           46,688
        400      @   Paxson Communications Corp.                         31,500
                                                                  -------------
                                                                         78,188
                                                                  -------------
                     Total Preferred Stock (Cost $76,550)                78,188
                                                                  -------------
                     Total Long-Term Investments
                       (Cost $299,791,820)                          303,041,897
                                                                  -------------

                 See Accompanying Notes to Financial Statements

ING
Intermediate
Bond
Fund                   PORTFOLIO OF INVESTMENTS as of March 31, 2003 (Continued)
--------------------------------------------------------------------------------
Principal
Amount                                                                Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 12.3%
                     REPURCHASE AGREEMENTS: 12.3%
$22,944,338          State Street Repurchase Agreement dated
                       3/31/03, 1.280% due04/01/03, $22,945,154
                       to be received upon repurchase
                       (Collateralized by $22,905,000 FNMA,
                       2.920% Market Value $23,404,283 due
                       11/14/03)                                  $  22,944,338
 11,125,000          Morgan Stanley Repurchase Agreement dated
                       03/31/03, 1.340% due 04/01/03,
                       $11,125,414 to be received upon
                       repurchase (Collateralized by $50,000
                       FHLB, 6.000%, Market Value $49,578 due
                       02/21/23 and $4,000,000 FHLB, 3.880%,
                       Market Value $4,181,240 due 11/29/05 and
                       $7,090,000 FNMA, 1.400%, Market Value
                       $7,092,198 due 04/19/04)                      11,125,000
                                                                  -------------
                                                                     34,069,338
                                                                  -------------
                     Total Short-Term Investments
                       (Cost $34,069,338)                            34,069,338
                                                                  -------------
                     TOTAL INVESTMENTS IN SECURITIES
                       (COST $333,861,158)*             122.0%    $ 337,111,235
                     OTHER ASSETS AND LIABILITIES-NET   (22.0)%     (60,892,912)
                                                        -----     -------------
                     NET ASSETS                         100.0%    $ 276,218,323
                                                        =====     =============

@      Non-income producing security
@@     Foreign Issuer
PLC    Public Limited Company
+ Step-up basis bonds. Interest rates shown reflect current and future coupon rates.
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Fund's Board of Trustees.
^      Interest Only (IO) Security
XX Value of securities obtained from one or more dealers making markets in the securities which have been adjusted based on the Fund's valuation procedures.
S Segregated securities for when-issued or delayed delivery securities held at March 31, 2003.
REITs  Real Estate Investment Trusts
TBA    To be announced
* Cost for federal income tax purposes is $334,541,276. Net unrealized appreciation consists of:

                     Gross Unrealized Appreciation                $   3,136,623
                     Gross Unrealized Depreciation                     (566,664)
                                                                  -------------
                     Net Unrealized Appreciation                  $   2,569,959
                                                                  =============

Information concerning open futures contracts at March 31, 2003 is shown below:

                               NO. OF      NOTIONAL    EXPIRATION    UNREALIZED
      LONG CONTRACTS         CONTRACTS   MARKET VALUE     DATE      APPRECIATION
      --------------         ---------   ------------     ----      ------------
U.S. Treasury Note Futures     210          $36,093      Jun-03        $97,124

                 See Accompanying Notes to Financial Statements

ING
National Tax-Exempt
Bond
Fund                               PORTFOLIO OF INVESTMENTS as of March 31, 2003
--------------------------------------------------------------------------------
Principal
Amount                                               Ratings(1)       Value
--------------------------------------------------------------------------------

MUNICIPAL SECURITIES: 97.6%
              CALIFORNIA: 10.7%
$1,000,000    California State General
                Obligation, 5.000%, due 02/01/14     A2/A         $   1,061,130
   500,000    California State Department
                of Veterans Affairs, 4.700%,
                due 12/01/09                         Aa2/AA-            525,690
 1,000,000    California State Department
                of Water Resources, 5.500%,
                due 05/01/07                         A3/BBB+          1,109,100
   200,000    Los Angeles County Metropolitan
                Transportation Authority, 6.000%,
                due 07/01/08                         A1/A+              232,042
                                                                  -------------
                                                                      2,927,962
                                                                  -------------
              COLORADO: 3.9%
 1,000,000    Interlocken Metropolitan District
              Colorado Reference, Series A,
              5.750%, due 12/15/19                   NR/AA            1,078,110
                                                                  -------------
                                                                      1,078,110
                                                                  -------------
              FLORIDA: 3.9%
 1,000,000    Florida State Board of Education,
                Series A, MBIA, Inc. insured,
                5.000%, due 06/01/14                 NR/AAA           1,077,360
                                                                  -------------
                                                                      1,077,360
                                                                  -------------
              ILLINOIS: 13.0%
 1,000,000    Chicago Illinois Board of
                Education, Chicago School
                Reform, Ambac Insured 5.750%,
                due 12/01/27                         Aaa/AAA          1,085,570
 1,000,000    Chicago Illinois Skyway Toll
                Bridge, 5.500%, due 01/01/31         Aaa/AAA          1,063,780
 1,250,000    De Kalb Ogle Etc. Counties,
                Illinois Community College
                District No. 523, FSA Insured,
                5.750%, due 02/01/11                 Aaa/NR           1,419,800
                                                                  -------------
                                                                      3,569,150
                                                                  -------------
              MASSACHUSETTS: 8.4%
 1,000,000    Massachusetts Housing Finance
                Agency, 3.700%, due 12/01/09         Aa3/AA-          1,019,820
   220,000    Massachusetts Housing Finance
                Agency, 6.375%, due 04/01/21         A1/A+              224,583
 1,000,000    Massachusetts State Port Authority
                Revenue, Series C, 5.750%, due
                07/01/29                             Aa3/A+           1,063,120
                                                                  -------------
                                                                      2,307,523
                                                                  -------------
              NEVADA: 4.1%
 1,100,000    Washoe County Nevada Gas & Water
                Facilities, 6.300%, due 12/01/14     Aaa/AAA          1,138,060
                                                                  -------------
                                                                      1,138,060
                                                                  -------------
              NEW YORK: 15.9%
 1,000,000    New York NY, General Obligation,
                Series A, 5.000%, due 08/01/07       A2/A             1,084,390
 1,000,000    New York NY, General Obligation,
                Series B, 5.625%, due 12/01/13       A2/A             1,080,380
 1,000,000    New York State Dormitory Authority
                Revenue, Series A, FSA Insured,
                5.500%, due 07/01/15                 Aaa/AAA          1,110,880
 1,000,000    New York State Dormitory Authority
                Revenue, Series C, 5.250%, due
                04/01/16                             Aaa/AAA          1,100,070
                                                                  -------------
                                                                      4,375,720
                                                                  -------------
              NORTH CAROLINA: 1.2%
   295,000    New Hanover County, 5.750%, due
                11/01/12                             Aa2/AA             338,964
                                                                  -------------
                                                                        338,964
                                                                  -------------
              OHIO: 0.9%
   225,000    Euclid City School District, 5.200%,
                due 12/01/10                         Aaa/AAA            249,691
                                                                  -------------
                                                                        249,691
                                                                  -------------
              OKLAHOMA: 8.5%
 1,000,000    Oklahoma State Industrial Authority
                Revenue Reference, Health System
                Obligation Group, Series A,
                6.000%, due 08/15/19                 Aaa/AAA          1,119,180
 1,000,000    Payne County Oklahoma Economic
                Development Authority, Student
                Housing Revenue, Collegiate
                Housing Foundation, Series A,
                6.375%, due 06/01/30                 Baa3/NR          1,203,020
                                                                  -------------
                                                                      2,322,200
                                                                  -------------
              PENNSYLVANIA: 7.5%
 1,000,000    Pennsylvania State Finance
                Authority, 6.600%, due 11/01/09      NR/A             1,049,790
 1,000,000    Philadelphia Pennsylvania Hospitals
                & Higher Education Facilities
                Authority Revenue, Jefferson
                Health System, 5.000%, due
                05/15/18                             A1/AA-           1,011,590
                                                                  -------------
                                                                      2,061,380
                                                                  -------------
              RHODE ISLAND: 7.8%
 1,000,000    Rhode Island Clean Water Finance
                Agency Revenue, 5.000%, due
                10/01/14                             Aaa/AAA          1,077,000
 1,000,000    Rhode Island State & Providence
                Plantations, 5.000%, due 06/01/15    Aaa/AAA          1,075,890
                                                                  -------------
                                                                      2,152,890
                                                                  -------------

                 See Accompanying Notes to Financial Statements

ING
National Tax-Exempt
Bond
Fund                   PORTFOLIO OF INVESTMENTS as of March 31, 2003 (Continued)
--------------------------------------------------------------------------------
Principal
Amount                                               Ratings(1)       Value
--------------------------------------------------------------------------------
              TEXAS: 8.1%
$1,000,000    Laredo Texas Independent School
                District, General Obligation, PSF
                Guaranteed, 5.500%, due 08/01/20     Aaa/AAA      $   1,086,510
 1,050,000    San Felipe Del Rio Texas
                Independent School District,
                General Obligation, PSF
                Guaranteed, 5.500%, due 08/15/19     Aaa/AAA          1,149,015
                                                                  -------------
                                                                      2,235,525
                                                                  -------------
              WASHINGTON: 3.7%
 1,000,000    Seattle Washington Municipal Light
                & Power Revenue, Series B, MBIA
                Insured, 5.000%, due 06/01/24        Aaa/AAA          1,012,360
                                                                  -------------
                                                                      1,012,360
                                                                  -------------
              Total Long-Term Investments
                (Cost $25,088,620)                                   26,846,895
                                                                  -------------

SHORT-TERM INVESTMENT: 2.8%
              REPURCHASE AGREEMENT: 2.8%
$  764,000    State Street Repurchase Agreement dated 03/31/03,
                1.280% due 04/01/03, $764,027 to be received
                upon repurchase (Collateralized by $770,000
                Federal National Mortgage Association, 3.650%,
                Market Value $782,780 due 05/23/04)               $     764,000
                                                                  -------------
                                                                        764,000
                                                                  -------------
              Total Short-Term Investment (Cost $764,000)               764,000
                                                                  -------------
              TOTAL INVESTMENTS IN SECURITIES
                (COST $25,852,620)*                    100.4%     $  27,610,895
              OTHER ASSETS AND LIABILITIES-NET          (0.4)          (108,091)
                                                       -----      -------------
              NET ASSETS                               100.0%     $  27,502,804
                                                       =====      =============

* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

              Gross Unrealized Appreciation                       $   1,761,671
              Gross Unrealized Depreciation                              (3,396)
                                                                  -------------
              Net Unrealized Appreciation                         $   1,758,275
                                                                  =============

(1) Credit ratings are provided by Moody's Investor Service, Inc. and Standard & Poor's Rating Group (Unaudited).
MBIA Municipal Bond Insurance Association
FSA  Financial Security Assurance
PSF  Permanent School Fund

                 See Accompanying Notes to Financial Statements

ING
Strategic
Bond
Fund                               PORTFOLIO OF INVESTMENTS as of March 31, 2003
--------------------------------------------------------------------------------
Principal
Amount                                                                Value
--------------------------------------------------------------------------------
CORPORATE BONDS: 30.5%
                     CHEMICALS: 1.1%
$   500,000          Dow Chemical Co., 5.750%, due 12/15/08       $     524,675
                                                                  -------------
                                                                        524,675
                                                                  -------------
                     DIVERSIFIED FINANCIAL SERVICES: 4.5%
    500,000          Boeing Capital Corp, 7.100%, due 09/27/05          545,011
    450,000          General Motors Acceptance Corp., 6.125%,
                       due 09/15/06                                     461,047
    900,000     #    Goldman Sachs Group LP, 6.625%, due
                       12/01/04                                         966,901
    250,000          Household Finance Corp., 5.750%, due
                       01/30/07                                         269,349
                                                                  -------------
                                                                      2,242,308
                                                                  -------------
                     ELECTRIC: 5.0%
    228,000          Calpine Corp., 7.625%, due 04/15/06                137,940
    500,000     @@   Empresa Nacional de Electricidad S.A.
                       (Chile), 8.500%, due 04/01/09                    453,656
     20,000    @@,I  Enersis S.A. (Chile), 6.600%, due 12/01/26          18,231
    400,000          Exelon Corp., 6.750%, due 05/01/11                 450,475
    760,000          Progress Energy, Inc., 6.750%, due 03/01/06        831,938
    500,000     @@   Tenaga Nasional Berhad, 7.625%, due
                       04/01/11                                         559,411
                                                                  -------------
                                                                      2,451,651
                                                                  -------------
                     ELECTRONICS: 0.2%
    100,000     @@   Flextronics Intl., Ltd., 9.875%, due
                       07/01/10                                         111,375
                                                                  -------------
                                                                        111,375
                                                                  -------------
                     ENVIRONMENTAL CONTROL: 0.2%
    100,000          Allied Waste North America, 8.875%, due
                       04/01/08                                         106,375
                                                                  -------------
                                                                        106,375
                                                                  -------------
                     FOOD: 1.3%
    450,000          Conagra Foods, Inc., 9.750%, due 03/01/21          620,383
                                                                  -------------
                                                                        620,383
                                                                  -------------
                     IRON/STEEL: 0.0%
     25,000          Armco, Inc., 9.000%, due 09/15/07                   24,000
                                                                  -------------
                                                                         24,000
                                                                  -------------
                     LODGING: 0.2%
    100,000          Circus Circus Enterprises, Inc. 9.250%, due
                       12/01/05                                         105,000
                                                                  -------------
                                                                        105,000
                                                                  -------------
                     MEDIA: 2.6%
    500,000          AOL Time Warner, Inc., 5.625%, due 05/01/05        521,426
    500,000          Clear Channel Communications, Inc., 2.625%,
                       due 04/01/03                                     500,625
    100,000          Mediacom Broadband LLC, 11.000%, due
                       07/15/13                                         112,250
    150,000          Primedia, Inc., 7.625%, due 04/01/08               145,125
                                                                  -------------
                                                                      1,279,426
                                                                  -------------
                     OIL & GAS: 2.3%
    600,000          Conoco, Inc., 5.900%, due 04/15/04                 627,058
    500,000     #    Pemex Project Funding Master Trust, 7.375%,
                       due 12/15/14                                     514,375
                                                                  -------------
                                                                      1,141,433
                                                                  -------------
                     PIPELINES: 1.1%
    500,000          Kinder Morgan, Inc., 6.500%, due 09/01/12          544,175
                                                                  -------------
                                                                        544,175
                                                                  -------------
                     SOVEREIGN: 6.9%
    615,705     @@   Brazil Federative Republic, 8.000%, due
                       04/15/14                                         492,771
  1,000,000     @@   Canadian Government Bond, 4.500%, due
                       09/01/07                                         684,472
    200,000    @@,I  Dominican Republic Intl. Bond, 2.313%, due
                       08/30/24                                         159,334
  1,000,000     @@   German Federal Republic, 4.500%, due
                       08/17/07                                       1,150,009
    500,000     @@   Mexico Government Intl. Bond, 6.375%, due
                       01/16/13                                         501,250
    500,000     @@   Turkey Government Intl. Bond, 11.000%, due
                       01/14/13                                         439,375
                                                                  -------------
                                                                      3,427,211
                                                                  -------------
                     TELECOMMUNICATIONS: 4.9%
    500,000          AT&T Wireless Services, Inc., 8.125%, due
                       05/01/12                                         567,020
    500,000          Citizens Communications Co., 7.450%, due
                       01/15/04                                         519,322
    500,000     @@   France Telecom, 10.000%, due 03/01/31              653,372
    127,000     #    Qwest Services Corp., 13.500%, due 12/15/10        134,620
    500,000          Sprint Capital Corp., 8.375%, due 03/15/12         535,000
  1,000,000   **, X  WinStar Communications, Inc., 12.750%, due
                       04/15/10                                             200
                                                                  -------------
                                                                      2,409,534
                                                                  -------------
                     TRANSPORTATION: 0.2%
    100,000          Gulfmark Offshore, Inc., 8.750%, due
                       06/01/08                                         104,250
                                                                  -------------
                                                                        104,250
                                                                  -------------
                     Total Corporate Bonds (Cost $14,590,446)        15,091,796
                                                                  -------------
U.S. TREASURY OBLIGATIONS: 6.7%
                     U.S. TREASURY NOTES: 6.7%
  2,000,000          3.000% due, 11/15/07                             2,028,126
  1,250,000          4.000% due, 11/15/12                             1,268,457
                                                                  -------------
                                                                      3,296,583
                                                                  -------------
                     Total U.S. Treasury Obligations
                       (Cost $3,242,113)                              3,296,583
                                                                  -------------

                 See Accompanying Notes to Financial Statements

ING
Strategic
Bond
Fund                   PORTFOLIO OF INVESTMENTS as of March 31, 2003 (Continued)
--------------------------------------------------------------------------------
Principal
 Amount                                                               Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 28.7%
                     FEDERAL HOME LOAN BANK BOARD: 1.0%
$   500,000          4.500%, due 11/15/12                         $     511,029
                                                                  -------------
                                                                        511,029
                                                                  -------------
                     FEDERAL HOME LOAN MORTGAGE CORPORATION: 2.4%
     92,951          5.500%, due 01/01/14                                97,053
     45,332          5.500%, due 02/01/14                                47,333
    593,637          6.500%, due 02/01/32                               619,504
    395,091          7.000%, due 06/01/29                               416,536
      1,521    I     9.000%, due 06/01/06                                 1,595
      1,055    I     10.000%, due 10/01/03                                1,074
                                                                  -------------
                                                                      1,183,095
                                                                  -------------
                     FEDERAL NATIONAL MORTGAGE ASSOCIATION: 22.7%
  1,000,000          3.625%, due 04/15/04                             1,024,944
  1,851,834          6.000%, due 02/01/32                             1,922,878
    929,674          6.000%, due 10/01/32                               965,350
    148,961          6.000%, due 10/01/32                               154,677
    500,000          6.125%, due 03/15/12                               573,376
     34,267    I     6.500%, due 02/01/09                                36,509
    196,075          6.500%, due 08/01/15                               207,734
  1,092,268          6.500%, due 06/01/28                             1,142,169
  1,070,396          6.500%, due 12/01/31                             1,117,729
    761,618          6.500%, due 08/01/32                               795,294
    131,409          6.500%, due 10/01/32                               137,220
    111,179          7.000%, due 03/01/15                               118,735
    971,930          7.000%, due 09/01/32                             1,025,247
    128,128          7.000%, due 11/01/32                               135,157
    455,002          7.500%, due 07/01/21                               486,681
  1,240,254          7.500%, due 02/01/31                             1,328,805
     17,866          8.000%, due 08/01/30                                19,360
      2,078    I     9.500%, due 06/01/05                                 2,170
      2,236    I     9.500%, due 07/01/06                                 2,276
      3,030    I     9.500%, due 05/01/07                                 3,045
                                                                  -------------
                                                                     11,199,356
                                                                  -------------
                     GOVERNMENT NATIONAL MORTGAGE
                       ASSOCIATION: 2.6%
    193,749          6.500%, due 06/15/29                               204,053
    710,426          6.500%, due 05/15/31                               747,239
     68,483          7.500%, due 11/15/29                                73,330
    226,901          8.000%, due 06/20/30                               243,859
     22,501          8.000%, due 07/15/30                                24,408
        616          8.500%, due 02/15/21                                   681
                                                                  -------------
                                                                      1,293,570
                                                                  -------------
                     Total U.S. Government Agency Obligations
                       (Cost $13,583,816)                            14,187,050
                                                                  -------------
COLLATERALIZED MORTGAGE OBLIGATIONS AND
  ASSET-BACKED SECURITIES: 10.9%
                     DIVERSIFIED FINANCIAL SERVICES: 10.1%
  4,995,000    #     Targeted Return Index Securities Trust,
                       8.387%, due 02/01/12                           4,966,389
                                                                  -------------
                                                                      4,966,389
                                                                  -------------
                     ELECTRIC: 0.1%
     56,347    I     East Coast Power LLC, 7.536%, due 06/30/17          51,698
                                                                  -------------
                                                                         51,698
                                                                  -------------
                     MORTGAGE -- COMMERCIAL: 0.2%
     84,945    #     Allied Capital Commercial Mortgage Trust,
                       6.710%, due 01/01/28                              84,889
                                                                  -------------
                                                                         84,889
                                                                  -------------
                     MORTGAGE -- RESIDENTIAL: 0.5%
    241,712          Emergent Home Equity Loan Trust, 7.080%,
                       due 12/15/28                                     262,277
        803 (1),@@,I Unikredit Realkredit, 6.000%, due 07/01/29             121
                                                                  -------------
                                                                        262,398
                                                                  -------------
                     Total CMOs and Asset-Backed Securities
                       (Cost $5,240,799)                              5,365,374
                                                                  -------------

Shares                                                                Value
--------------------------------------------------------------------------------
MUTUAL FUNDS: 8.5%
                     INVESTMENT COMPANIES: 8.5%
    159,416     B    ING High Yield Bond -- Class A               $   1,319,968
    330,000     B    ING High Yield Opportunity -- Class A            2,197,800
    103,100     B    ING Prime Rate Trust                               689,739
                                                                  -------------
                                                                      4,207,507
                                                                  -------------
                     Total Mutual Funds (Cost $4,219,595)             4,207,507
                                                                  -------------
Number of
 Warrants                                                             Value
--------------------------------------------------------------------------------
WARRANTS: 0.00%
                     DIVERSIFIED FINANCIAL SERVICES: 0.00%
        250    @,X   North Atlantic Trading, Inc.                 $          --
                                                                  -------------
                                                                             --
                                                                  -------------
                     Total Warrants (Cost $0)                                --
                                                                  -------------
                     Total Long-Term Investments
                       (Cost $40,876,769)                            42,148,310
                                                                  -------------

                 See Accompanying Notes to Financial Statements

ING
Strategic
Bond
Fund                   PORTFOLIO OF INVESTMENTS as of March 31, 2003 (Continued)
--------------------------------------------------------------------------------
Principal
 Amount                                                               Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 12.6%
                     REPURCHASE AGREEMENT: 12.6%
$ 6,223,000          State Street Repurchase Agreement dated
                       03/31/03, 1.100% due 04/01/03, $6,223,190
                       to be received upon repurchase
                       (Collateralized by $4,730,000 U.S.
                       Treasury Bonds, 7.500% Market Value
                       $6,351,747 due 11/15/16                    $   6,223,000
                                                                  -------------

                     Total Short-Term Investments
                       (Cost $6,223,000)                              6,223,000
                                                                  -------------
                     TOTAL INVESTMENTS IN SECURITIES
                       (COST $47,099,769)*                97.9%   $  48,371,310
                     OTHER ASSETS AND LIABILITIES--NET     2.1        1,013,931
                                                        ------    -------------
                     NET ASSETS                          100.0%   $  49,385,241
                                                        ======    =============

@    Non-income producing security
@@   Foreign Issuer
B    Represents investments in the ING family of funds.
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors.
**   Defaulted Security
I    Illiquid Security
X Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors.
(1)  Principal Amount presented in Danish Kroner
* Cost for federal income tax purposes is $47,137,483. Net unrealized appreciation consists of:

                     Gross Unrealized Appreciation                $   1,856,535
                     Gross Unrealized Depreciation                     (622,708)
                                                                  -------------
                     Net Unrealized Appreciation                  $   1,233,827
                                                                  =============

                 See Accompanying Notes to Financial Statements

ING Classic
Money Market
Fund(1)                            PORTFOLIO OF INVESTMENTS as of March 31, 2003
--------------------------------------------------------------------------------
Principal
 Amount                                                               Value
--------------------------------------------------------------------------------
ASSET-BACKED COMMERCIAL PAPER: 11.9%
$ 4,250,000          Blue Ridge Asset, 1.250%, due 04/23/03       $   4,246,753
  5,000,000          Ciesco LP, 1.260%, due 04/07/03                  4,998,950
  3,000,000          Corporate Asset Funding Corp., 1.260%,
                       due 04/04/03                                   2,999,685
  3,491,000          Crown Point Capital Co., 1.160%,
                       due 09/10/03                                   3,472,777
  4,600,000          Crown Point Capital Co., 1.250%,
                       due 09/10/03                                   4,574,125
  2,600,000          Crown Point Capital Co., 1.380%,
                       due 04/04/03                                   2,599,701
  5,000,000          Edison Asset Securitization, 1.250%,
                       due 07/16/03                                   4,981,597
  5,000,000          Edison Asset Securitization, 1.260%,
                       due 05/08/03                                   4,993,525
  5,000,000          Preferred Receivables Funding. 1.250%,
                       due 04/25/03                                   4,995,833
  5,000,000          Variable Funding Capital Corp., 1.250%,
                       due 04/16/03                                   4,997,396
  5,000,000          Variable Funding Capital Corp., 1.260%,
                       due 04/03/03                                   4,999,650
  5,000,000          Windmill Funding Corp, 1.260%, due 05/14/03      4,992,475
  2,000,000          Windmill Funding Corp, 1.290%, due 04/09/03      1,999,427
                                                                  -------------
                                                                     54,851,894
                                                                  -------------
                     Total Asset-Backed Commercial Paper
                       (Cost $54,851,894)                            54,851,894
                                                                  -------------
CERTIFICATES OF DEPOSIT: 18.3%
  5,000,000    @@    Abbey National Treasury Services, 1.270%,
                       due 05/06/03                                   5,000,000
  5,000,000    @@    ABN Amro, 1.310%, due 04/30/03                   5,000,040
  1,800,000    @@    Bank Of Scotland Treasury Services,
                       1.363%, due 01/22/04                           1,800,536
  5,000,000    @@    Barclays Bank PLC, 1.260%, due 09/03/03          4,999,998
  2,500,000    @@    Barclays Bank PLC, 1.270%, due 05/13/03          2,500,025
  5,500,000    @@    Barclays Bank PLC, 1.620%, due 12/09/03          5,506,386
  4,700,000    @@    Canadian Imperial, 1.290%, due 08/11/03          4,700,669
  6,500,000    @@    Canadian Imperial, 1.370%, due 04/28/03          6,500,046
  5,350,000          HBOS Treasury Services, 1.250%,
                       due 07/29/03                                   5,349,799
 17,000,000    @@    Royal Bank Scotland PLC, 2.700%,
                       due 04/22/03                                  17,001,277
  5,000,000          Southtrust Bank NA, 1.380%, due 05/07/03         5,000,000
  5,900,000          State Street Bank + Trust Co., 1.420%,
                       due 04/02/04                                   5,900,000
  5,000,000          State Street Bank + Trust Co., 2.200%,
                       due 07/08/03                                   5,000,000
 10,000,000    @@    Svenska Handelsbank, 1.310%, due 04/14/03       10,000,036
                                                                  -------------
                                                                     84,258,812
                                                                  -------------
                     Total Certificates of deposit
                       (Cost $84,258,812)                            84,258,812
                                                                  -------------
COMMERCIAL PAPER: 6.8%
  2,000,000          Aegon Funding Corp., 1.265%, due 05/01/03        1,997,892
  5,000,000          Bristol Myers Squibb Co., 1.350%,
                       due 04/02/03                                   4,999,812
  4,500,000          Coca Cola Enterprises, Inc., 1.260%,
                       due 06/16/03                                   4,488,030
  5,000,000          Household Finance Corp., 1.320%,
                       due 06/19/03                                   4,985,517
  5,000,000          Household Finance Corp., 1.340%,
                       due 04/29/03                                   4,994,789
  5,000,000          Household Finance Corp., 1.380%,
                       due 04/15/03                                   4,997,317
  5,000,000          Morgan Stanley Dean Witter, 1.300%,
                       due 04/08/03                                   4,998,736
                                                                  -------------
                                                                     31,462,093
                                                                  -------------
                     Total Commercial Paper
                       (Cost $31,462,093)                            31,462,093
                                                                  -------------
CORPORATE NOTES: 48.0%
  3,000,000          American Honda Finance Corp., 1.260%,
                       due 09/16/03                                   3,000,296
  6,000,000          American Honda Finance Corp., 1.339%,
                       due 04/21/03                                   6,000,053
  4,312,000          Associates Corp., 5.750%, due 11/01/03           4,419,191
  8,100,000          Bank of America Corp., 1.480%, due 08/18/03      8,107,919
  3,500,000          Bank One NA , 1.290%, due 02/24/04               3,499,683
  5,000,000          Bank One NA , 1.339%, due 09/17/03               5,002,900
  5,000,000          Bank One NA , 1.438%, due 04/07/03               5,000,106
  5,000,000          Bank One NA , 1.480%, due 04/10/03               5,000,247
  5,000,000          Bank One NA, 1.245%, due 06/10/03                4,999,711
  2,900,000          Bankamerica Corp., 5.750%, due 03/01/04          3,016,916
  5,900,000    @@    Barclays Bank PLC, 1.280%, due 03/08/04          5,899,450
  1,180,000          Bell Atlantic, Inc., 5.875%, due 02/01/04        1,221,788
  5,000,000          Bellsouth Corp., 4.105%, due 04/26/21            5,004,817
  5,000,000          Bellsouth Telecommunications, 1.380%,
                       due 04/04/03                                   5,000,000
  5,000,000          BP Amoco Capital PLC, 1.295%, due 03/08/04       5,000,000
  9,000,000          Citigroup, Inc., 1.420%, due 05/30/03            9,001,354
  9,650,000          Citigroup, Inc., 1.460%, due 07/17/03            9,654,023
  4,000,000          First Union National, 1.410%, due 05/29/03       4,001,547
  1,900,000          First Union National, 1.580%, due 02/20/04       1,905,026
  4,000,000          Fleet National Bank , 1.540%, due 07/31/03       4,002,936
  3,000,000          General Electric Capital Corp., 1.310%,
                       due 01/28/04                                   3,001,499
  6,000,000          General Electric Capital Corp., 1.355%,
                       due 07/09/07                                   6,000,000
 10,500,000          General Electric Capital Corp., 1.434%,
                       due 10/22/03                                  10,509,528

                 See Accompanying Notes to Financial Statements

ING Classic
Money Market
Fund(1)                PORTFOLIO OF INVESTMENTS as of March 31, 2003 (Continued)
--------------------------------------------------------------------------------
Principal
 Amount                                                               Value
--------------------------------------------------------------------------------
CORPORATE NOTES (CONTINUED)
$ 5,000,000          Goldman Sachs Group, Inc., 1.240%,
                       due 09/26/03                               $   5,000,000
  5,000,000          Goldman Sachs Group, Inc., 1.310%,
                       due 08/01/03                                   5,000,000
  5,000,000          Goldman Sachs Group, Inc., 1.400%,
                       due 10/27/03                                   5,000,000
  3,500,000     I    Goldman Sachs Group, Inc., 1.610%,
                       due 04/03/03                                   3,500,045
  1,000,000          GTE North, Inc., 6.000%, due 01/15/04            1,033,725
  5,000,000          JP Morgan Chase + Co., 1.405%,
                       due 06/23/03                                   5,002,075
  3,900,000          Merrill Lynch + Co., Inc., 1.440%,
                       due 06/24/03                                   3,900,813
  4,000,000          Merrill Lynch + Co., Inc., 1.630%,
                       due 08/01/03                                   4,004,479
  5,400,000     I    Money Market Trust Series 2003-A, 1.381%,
                       due 02/19/04                                   5,397,603
  9,200,000     I    Money Market Trust Series A-1, 1.430%,
                       due 04/09/04                                   9,200,000
  4,000,000          Morgan Guaranty Trust Co., 1.435%,
                       due 06/30/03                                   4,001,443
  3,100,000          Morgan Stanley Dean Witter, 1.550%,
                       due 05/05/03                                   3,100,751
  5,500,000          Rabobank Nederland N.V., 1.293%,
                       due 01/22/04                                   5,500,000
  5,500,000          Rabobank Nederland N.V., 1.295%,
                       due 01/23/04                                   5,500,000
  9,400,000          Toyota Motor Credit Corp., 1.230%,
                       due 01/16/04                                   9,400,000
  4,600,000          US Bancorp , 1.510%, due 09/15/03                4,605,964
  2,500,000          US Bank , 1.320%, due 11/14/03                   2,501,480
  3,500,000          Wells Fargo + Co., 1.328%, due 01/02/08          3,500,000
  5,000,000          Wells Fargo Bank NA, 1.241%, due 11/24/03        5,000,000
  5,500,000          Wells Fargo Bank NA, 1.247%, due 01/26/04        5,500,000
  3,000,000          Wells Fargo Bank NA, 1.272%, due 02/06/04        3,000,000
  4,000,000          Wells Fargo Bank NA, 1.680%, due 04/01/03        4,000,000
                                                                  -------------
                                                                    220,897,368
                                                                  -------------
                     Total Corporate Notes
                       (Cost $220,897,368)                          220,897,368
                                                                  -------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 7.7%
  5,000,000          Federal Home Loan Bank, 1.410%,
                       due 03/05/04                                   5,000,000
  5,000,000          Federal Home Loan Bank, 1.410%,
                       due 03/08/04                                   5,000,000
  5,500,000          Federal Home Loan Bank, 1.500%,
                       due 02/17/04                                   5,500,000
  6,300,000          Federal Home Loan Bank, 5.375%,
                       due 01/05/04                                   6,501,930
  2,700,000          Federal Home Loan Bank, 5.500%,
                       due 02/25/04                                   2,799,372
  4,600,000          Federal Home Loan Mortgage Corp., 3.250%,
                       due 01/15/04                                   4,671,899
  1,200,000          Federal Home Loan Mortgage Corp., 3.400%,
                       due 02/20/04                                   1,221,271
  5,000,000          Federal National Mortgage Association,
                       1.420%, due 02/12/04                           5,000,000
                                                                  ------------
                                                                     35,694,472
                                                                  -------------
                     Total U.S. Government Agency Obligations
                       (Cost $35,694,472)                            35,694,472
                                                                  -------------
REPURCHASE AGREEMENT: 7.0%
 32,029,000          Morgan Stanley Repurchase Agreement dated
                       03/31/03, 1.340% due 04/01/03,
                       $32,030,192 to be received upon
                       repurchase (Collateralized by
                       $32,732,000 U.S. Treaury Bill,
                       0.000%, Market Value $32,670,006
                       due 05/29/03)                                 32,029,000
                                                                  -------------
                                                                     32,029,000
                                                                  -------------
                     Total Repurchase Agreement
                       (Cost $32,029,000)                            32,029,000
                                                                  -------------
                     TOTAL INVESTMENTS IN SECURITIES
                       (COST $459,193,639)*                99.7%  $ 459,193,639
                     OTHER ASSETS AND LIABILITIES-NET       0.3       1,451,168
                                                         ------   -------------
                     NET ASSETS                           100.0%  $ 460,644,807
                                                         ======   =============

*    Also represents cost for income tax purposes.
I    Illiquid Security
@@   Foreign Issuer
(1) All securities with a maturity date greater than one year have either a variable rate, demand feature, prefunded, optional or mandatory put resulting in an effective maturity of one year or less. Rate shown reflects current rate.

                                                                   Percentage of
Industry/Group                                                       Net Assets
--------------                                                       ----------
Asset-Backed Commercial Paper                                           11.9%
Bank Holding Companies                                                   8.1%
Bottled, Canned Soft Drinks and Carbonated Waters                        1.0%
Commercial Banks, NEC                                                    4.0%
Federal & Federally-Sponsored Credit Agencies                            7.7%
Foreign banks, branches and agencies                                    18.5%
Life Insurance                                                           0.4%
National Commercial Banks                                               12.2%
Nondeposit Trust Facilities                                              0.9%
Personal Credit Institutions                                            16.7%
Pharmaceutical Preparations                                              1.1%
Security Brokers, Dealers and Flotation Companies                        7.5%
Telephone Communications                                                 2.7%
Repurchase Agreement                                                     7.0%
Other Assets and Liabilities-Net                                         0.3%
                                                                      ------
NET ASSETS                                                             100.0%
                                                                      ======

                 See Accompanying Notes to Financial Statements

ING
Money Market
Fund                               PORTFOLIO OF INVESTMENTS as of March 31, 2003
--------------------------------------------------------------------------------
Principal
 Amount                                                               Value
--------------------------------------------------------------------------------
ASSET-BACKED COMMERCIAL PAPER: 12.7%
$   700,000          Blue Ridge Asset, 1.250%, due 04/23/03       $     699,465
  2,500,000          Ciesco LP, 1.250%, due 04/07/03                  2,499,479
    700,000          Ciesco LP, 1.250%, due 05/13/03                    698,979
    700,000          Crown Point Capital Co., 1.160%,
                       due 09/10/03                                     696,346
    700,000          Crown Point Capital Co., 1.250%,
                       due 09/10/03                                     696,063
    700,000          Enterprise Funding Corp., 1.240%,
                       due 04/22/03                                     699,494
  1,100,000          Preferred Receivables Funding , 1.390%,
                       due 04/04/03                                   1,099,873
    700,000          Variable Funding, 1.260%, due 04/04/03             699,926
                                                                  -------------
                                                                      7,789,625
                                                                  -------------
                     Total Asset-Backed Commercial Paper
                       (Cost $7,789,625)                              7,789,625
                                                                  -------------
CERTIFICATES OF DEPOSIT: 3.3%
    750,000    @@    Barclays Bank PLC, 1.260%, due 09/03/03            750,000
    700,000    @@    Canadian Imperial Bank, 1.290%,
                       due 08/11/03                                     700,100
    600,000          State Street Bank + Trust Co., 1.420%,
                       due 04/02/04                                     600,000
                                                                  -------------
                                                                      2,050,100
                                                                  -------------
                     Total Certificates of Deposit
                       (Cost $2,050,100)                              2,050,100
                                                                  -------------
COMMERCIAL PAPER: 41.9%
  3,000,000          AIG Funding, Inc., 1.230%, due 04/15/03          2,998,565
  1,500,000          American Honda Finance Corp., 1.260%,
                       due 05/05/03                                   1,498,215
    700,000          Archer Daniels Midland Co., 1.250%,
                       due 06/03/03                                     698,469
  2,100,000          Caterpillar Financial Services Corp.,
                       1.260%, due 04/07/03                           2,099,559
  2,000,000          Coca Cola Co., 1.210%, due 04/09/03              1,999,462
  1,700,000          E.I. Dupont, 1.220%, due 04/08/03                1,699,597
  3,000,000          General Electric Capital Corp., 1.260%,
                       due 04/17/03                                   2,998,320
    700,000          Goldman Sachs Group L P, 1.200%,
                       due 08/29/03                                     696,500
  3,000,000          HBOS Treasury Services PLC, 1.260%,
                       due 04/07/03                                   2,999,370
    700,000          Household Finance Corp., 1.380%,
                       due 04/15/03                                     699,624
    600,000          Morgan Stanley Dean Witter, 1.220%,
                       due 04/25/03                                     599,512
    700,000          Salomon Smith Barney Holdings, Inc.,
                       1.230%, due 04/21/03                             699,522
  3,000,000          Societe Generale, Inc., 1.250%,
                       due 05/06/03                                   2,996,354
  3,000,000          UBS Finance, Inc., 1.250%, due 04/08/03          2,999,271
                                                                  -------------
                                                                     25,682,340
                                                                  -------------
                     Total Commercial Paper
                       (Cost $25,682,340)                            25,682,340
                                                                  -------------
CORPORATE NOTES: 17.4%
  1,080,000          Bank One Corp., 5.625%, due 02/17/04             1,120,676
    400,000          Bankamerica Corp., 5.750%, due 03/01/04            416,126
    800,000    @@    Barclays Bank PLC NY, 1.280%, due 03/08/04         799,925
    590,000          GTE California, Inc., 6.750%, due 03/15/04         619,319
    700,000          Merrill Lynch + Co., Inc., 1.580%,
                       due 08/15/03                                     700,841
    700,000          Merrill Lynch + Co., Inc., 6.800%,
                       due 11/03/03                                     722,507
  1,300,000     I    Money Market Trust Series A-1, 1.430%,
                       due 04/09/04                                   1,300,000
    540,000          Morgan Stanley Dean Witter, 1.599%,
                       due 08/07/03                                     540,522
    450,000          Salomon Smith Barney Holdings, Inc.,
                       1.410%, due 11/13/03                             450,503
  1,200,000          U.S. Bancorp, 1.510%, due 09/15/03               1,201,556
  1,400,000          Unilever N.V., 1.341%, due 06/18/03              1,400,336
  1,400,000          Washington Mutual Bank, 1.510%,
                       due 05/29/03                                   1,400,545
                                                                  -------------
                                                                     10,672,856
                                                                  -------------
                     Total Corporate Notes
                       (Cost $10,672,856)                            10,672,856
                                                                  -------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 2.3%
    700,000          Federal Home Loan Bank, 5.375%,
                       due 01/05/04                                     722,437
    700,000          Federal Home Loan Mortgage Corporation,
                       3.250%, due 01/15/04                             710,941
                                                                  -------------
                                                                      1,433,378
                                                                  -------------
                     Total U.S. Government Agency Obligations
                       (Cost $1,433,378)                              1,433,378
                                                                  -------------
U.S. TREASURY OBLIGATIONS: 13.9%
  2,000,000          U.S. Treasury Bill, 1.130%, due 06/05/03         1,995,919
  1,800,000          U.S. Treasury Bill, 1.135%, due 04/24/03         1,798,695
  2,000,000          U.S. Treasury Bill, 1.155%, due 04/03/03         1,999,872
  2,700,000          U.S. Treasury Bill, 1.175%, due 05/01/03         2,697,356
                                                                  -------------
                                                                      8,491,842
                                                                  -------------
                     Total U.S. Treasury Obligations
                       (Cost $8,491,842)                              8,491,842
                                                                  -------------

                 See Accompanying Notes to Financial Statements

ING
Money Market
Fund                   PORTFOLIO OF INVESTMENTS as of March 31, 2003 (Continued)
--------------------------------------------------------------------------------
Principal
 Amount                                                               Value
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT: 8.8%
$ 5,406,000          State Street Repurchase Agreement
                       dated 03/31/03, 1.280% due
                       04/01/03, $5,406,192 to be received
                       upon repurchase (Collateralized by
                       $5,480,000 FHLB, 1.720%, Market
                       Value $5,515,067 due 06/11/04)             $   5,406,000
                                                                  -------------
                     Total Repurchase Agreement
                       (Cost $5,406,000)                              5,406,000
                                                                  -------------
                     TOTAL INVESTMENTS IN SECURITIES
                       (COST $61,526,141)*               100.3%   $  61,526,141
                     OTHER ASSETS AND LIABILITIES-NET     (0.3)       (187,366)
                                                        ------    -------------
                     NET ASSETS                          100.0%   $  61,338,775
                                                        ======    =============

*    Also represents cost for income tax purposes.
I    Illiquid Security
@@   Foreign Issuer

                                                                   Percentage of
Industry                                                             Net Assets
--------                                                             ----------
Asset-Backed Commercial Paper                                           12.7%
Bank Holding Companies                                                   0.7%
Beverages                                                                3.3%
Construction Machinery and Equipment                                     2.3%
Fats and Oils                                                            1.1%
Federal and Federally-Sponsored Credit Agencies                          2.3%
Fire, Marine and Casualty Insurance                                      4.9%
Food and Kindred Products                                                2.3%
Foreign bank, branches and agencies                                     18.3%
Miscellaneous Chemical Products                                          2.8%
National Commercial Banks                                                7.0%
Personal Credit Institutions                                            10.6%
Security Brokers, Dealers and Flotation Companies                        7.2%
Telephone Communications                                                 1.0%
U.S. Government                                                         13.9%
Repurchase Agreement                                                     8.8%
Other Assets and Liabilities, Net                                       (0.3)%
                                                                      ------
NET ASSETS                                                             100.0%
                                                                      ======

                 See Accompanying Notes to Financial Statements

ING
Lexington
Money Market
Trust                              PORTFOLIO OF INVESTMENTS as of March 31, 2003
--------------------------------------------------------------------------------
Principal
Amount                                                                Value
--------------------------------------------------------------------------------
ASSET-BACKED COMMERCIAL PAPER: 14.0%
$   500,000          Blue Ridge Asset, 1.250%, due 04/23/03       $     499,618
  2,000,000          Ciesco LP, 1.250%, due 04/07/03                  1,999,583
    500,000          Ciesco LP, 1.250%, due 05/13/03                    499,271
    500,000          Corporate Asset Fund, 1.250%, due 04/16/03         499,740
    500,000          Crown Point Capital Co., 1.160%,
                       due 09/10/03                                     497,390
    500,000          Crown Point Capital Co., 1.250%,
                       due 09/10/03                                     497,188
    500,000          Delaware Funding Corp., 1.260%,
                       due 04/04/03                                     499,948
    500,000          Enterprise Funding Corp., 1.240%,
                       due 04/22/03                                     499,638
    535,000          Preferred Receivables Funding, 1.250%,
                       due 05/20/03                                     534,090
    500,000          Preferred Receivables Funding, 1.390%,
                       due 04/04/03                                     499,942
    500,000          Windmill Funding Corp., 1.260%,
                       due 04/01/03                                     500,000
                                                                  -------------
                                                                      7,026,408
                                                                  -------------
                     Total Asset-Backed Commercial Paper
                       (Cost $7,026,408)                              7,026,408
                                                                  -------------
CERTIFICATES OF DEPOSIT: 3.6%
    500,000    @@    Barclays Bank PLC, 1.260%, due 09/03/03            500,000
    500,000    @@    Canadian Imperial Bank, 1.290%,
                       due 08/11/03                                     500,071
    800,000          State Street Bank + Trust Co., 1.420%,
                       due 04/02/04                                     800,000
                                                                  -------------
                                                                      1,800,071
                                                                  -------------
                     Total Certificates of deposit
                       (Cost $1,800,071)                              1,800,071
                                                                  -------------
COMMERCIAL PAPER: 36.7%
  2,000,000          ABN Amro , 1.250%, due 04/07/03                  1,999,583
  1,200,000          American Honda Finance Corp., 1.260%,
                       due 05/05/03                                   1,198,572
    500,000          Archer Daniels Midland Co., 1.250%,
                       due 06/03/03                                     498,906
  1,400,000          Caterpillar Financial Services Corp.,
                       1.260%, due 04/07/03                           1,399,706
  2,000,000          Coca Cola Co., 1.210%, due 04/09/03              1,999,462
  1,898,000          E.I. Dupont, 1.220%, due 04/16/03                1,897,035
  1,900,000          General Electric Capital Corp., 1.260%,
                       due 04/17/03                                   1,898,936
    500,000          Goldman Sachs Group L P, 1.200%,
                       due 08/29/03                                     497,500
  1,000,000          HBOS Treasury Services PLC, 1.250%,
                       due 04/28/03                                     999,063
    500,000          Household Finance Corp., 1.380%,
                       due 04/15/03                                     499,732
    500,000          Morgan Stanley Dean Witter, 1.220%,
                       due 04/25/03                                     499,593
    500,000          Salomon Smith Barney Holdings, Inc.,
                       1.230%, due 04/21/03                             499,658
  2,000,000          Societe Generale, Inc., 1.250%,
                       due 05/06/03                                   1,997,569
    500,000          Toyota Motor Credit Corp., 1.270%,
                       due 04/09/03                                     499,859
  2,000,000          UBS Finance, Inc., 1.250%, due 04/02/03          1,999,931
                                                                  -------------
                                                                     18,385,105
                                                                  -------------
                     Total Commercial Paper
                       (Cost $18,385,105)                            18,385,105
                                                                  -------------
CORPORATE NOTES: 18.3%
    770,000          Bank One Corp., 5.625%, due 02/17/04               799,001
    300,000          Bankamerica Corp., 5.750%, due 03/01/04            312,095
    600,000    @@    Barclays Bank PLC, 1.280%, due 03/08/04            599,944
    410,000          GTE California, Inc., 6.750%, due 03/15/04         430,374
    500,000          Merrill Lynch + Co., Inc., 1.580%,
                       due 08/15/03                                     500,601
    500,000          Merrill Lynch + Co., Inc., 6.800%,
                       due 11/03/03                                     516,076
  1,000,000     I    Money Market Trust Series A-1, 1.430%,
                       due 04/09/04                                   1,000,000
    380,000          Morgan Stanley Dean Witter, 1.599%,
                       due 08/07/03                                     380,367
  1,650,000          Salomon Smith Barney Holdings, Inc.,
                       1.410%, due 11/13/03                           1,651,845
  1,000,000          U.S. Bancorp, 1.510%, due 09/15/03               1,001,297
  1,000,000          Unilever N.V., 1.341%, due 06/18/03              1,000,240
  1,000,000          Washington Mutual Bank, 1.510%,
                       due 05/29/03                                   1,000,389
                                                                  -------------
                                                                      9,192,229
                                                                  -------------
                     Total Corporate Notes
                       (Cost $9,192,229)                              9,192,229
                                                                  -------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 2.2%
    600,000          Federal Home Loan Bank, 5.375%, due 01/05/04       619,231
    500,000          Federal Home Loan Mortgage Corporation,
                       3.250%, due 01/15/04                             507,815
                                                                  -------------
                                                                      1,127,046
                                                                  -------------
                     Total U.S. Government Agency Obligations
                       (Cost $1,127,046)                              1,127,046
                                                                  -------------

                 See Accompanying Notes to Financial Statements

ING
Lexington
Money Market
Trust                  PORTFOLIO OF INVESTMENTS as of March 31, 2003 (Continued)
--------------------------------------------------------------------------------
Principal
 Amount                                                               Value
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS: 19.9%
$ 2,400,000          U.S. Treasury Bill, 1.130%, due 06/05/03     $   2,395,103
  1,700,000          U.S. Treasury Bill, 1.130%, due 05/22/03         1,697,279
  2,000,000          U.S. Treasury Bill, 1.140%, due 05/15/03         1,997,213
  2,000,000          U.S. Treasury Bill, 1.155%, due 05/15/03         1,997,177
  1,900,000          U.S. Treasury Bill, 1.175%, due 05/01/03         1,898,140
                                                                  -------------
                                                                      9,984,912
                                                                  -------------
                     Total U.S. Treasury Obligations
                       (Cost $9,984,912)                              9,984,912
                                                                  -------------
REPURCHASE AGREEMENT: 5.7%
  2,861,000          State Street Repurchase Agreement dated
                       03/31/03 due 04/01/03, $2,861,102 to be
                       received upon repurchase (Collateralized
                       by $2,865,000 FNMA, 2.600% Market Value
                       $2,922,707 due 10/01/04)                       2,861,000
                                                                  -------------
                                                                      2,861,000
                                                                  -------------
                     Total Repurchase Agreement
                       (Cost $2,861,000)                              2,861,000
                                                                  -------------
                     TOTAL INVESTMENTS IN SECURITIES
                       (COST $50,376,771)*               100.4%   $  50,376,771
                     OTHER ASSETS AND LIABILITIES-NET     (0.4)        (224,251)
                                                        ------    -------------
                     NET ASSETS                          100.4%   $  50,152,520
                                                        ======    =============

*    Also represents cost for income tax purposes.
I    Illiquid Security
@@   Foreign Issuer
PLC  Public Limited Company

                                                                   Percentage of
Industry                                                             Net Assets
--------                                                             ----------
Assets Asset-BackedCommercial Paper                                     14.0%
Bank Holding Companies                                                   0.6%
Beverages                                                                3.9%
Construction Machinery and Equipment                                     2.8%
Fats and Oils                                                            1.0%
Federal and Federally-Sponsored Credit Agencies                          2.2%
Food and Kindred Products                                                2.0%
Foreign bank, branches and agencies                                     13.1%
Miscellaneous Chemical Products                                          3.8%
National Commercial Banks                                               11.2%
Personal Credit Institutions                                            10.2%
Security Brokers, Dealers and Flotation Companies                        9.1%
Telephone Communications                                                 0.9%
U.S. Government                                                         19.9%
Repurchase Agreement                                                     5.7%
Other Assets and Liabilities, Net                                       (0.4)%
                                                                      ------
NET ASSETS                                                             100.0%
                                                                      ======

                 See Accompanying Notes to Financial Statements

                         SHAREHOLDER MEETING (Unaudited)
--------------------------------------------------------------------------------

A SPECIAL MEETING OF SHAREHOLDERS OF THE ING RETAIL FUNDS (FORMERLY PILGRIM RETAIL FUNDS) AND VARIABLE PRODUCTS WAS HELD FEBRUARY 21, 2002, AT THE OFFICES OF ING FUNDS, 7337 EAST DOUBLETREE RANCH ROAD, SCOTTSDALE, AZ 85258. THIS MEETING WAS ADJOURNED TO MARCH 21, 2002, APRIL 9, 2002 AND THEN TO APRIL 16, 2002 TO PERMIT FURTHER SOLICITATION OF SHAREHOLDERS OF THE ING HIGH YIELD FUND AND ING HIGH YIELD OPPORTUNITY FUND FOR THEIR PROXIES RELATING TO PROPOSAL 3.

A BRIEF DESCRIPTION OF EACH MATTER VOTED UPON AS WELL AS THE RESULTS ARE OUTLINED BELOW:

                                                              SHARES VOTED
                                              SHARES           AGAINST OR        SHARES           BROKER           TOTAL
                                             VOTED FOR          WITHHELD        ABSTAINED        NON-VOTE       SHARES VOTED
                                             ----------        ---------        ---------        ---------      ------------
3.   To Approve Plans of Reorganization to change only the form of corporate organization of some of the
     Funds without changing the substance or investment aspects of the Funds.

     ING High Yield Fund                     30,470,805          681,592        1,428,486       15,926,366       48,507,249
     ING High Yield Opportunity Fund         14,782,372          435,095          666,959        4,548,255       20,432,681

     A SPECIAL MEETING OF SHAREHOLDERS OF THE ING HIGH YIELD FUND WAS HELD MARCH 14, 2002, AT THE OFFICES OF ING
     FUNDS, 7337 EAST DOUBLETREE RANCH ROAD, SCOTTSDALE, AZ 85258. THIS MEETING WAS ADJOURNED UNTIL APRIL 9, 2002
     TO PERMIT FURTHER SOLICITATION OF SHAREHOLDERS FOR THEIR PROXIES.

     A BRIEF DESCRIPTION OF EACH MATTER VOTED UPON AS WELL AS THE RESULTS ARE OUTLINED BELOW:

1.   To approve an Agreement and Plan of Reorganization (the "Reorganization Agreement") by and among
     High Yield Fund and Pilgrim High Yield Fund II ("High Yield Fund II") providing for the merger of High Yield
     Fund with and into High Yield Fund II, which will be renamed the "ING High Yield Opportunity Fund."

                                                              SHARES VOTED
                                              SHARES           AGAINST OR        SHARES           BROKER           TOTAL
                                             VOTED FOR          WITHHELD        ABSTAINED        NON-VOTE       SHARES VOTED
                                             ----------        ---------        ---------        ---------      ------------
     ING High Yield Fund                     28,638,517          997,477        1,083,181               --       30,719,175

2.   To transact such other business, not currently contemplated, that may properly come before the Special
     Meeting in the discretion of the proxies or their substitutes.

                                                              SHARES VOTED
                                              SHARES           AGAINST OR        SHARES           BROKER           TOTAL
                                             VOTED FOR          WITHHELD        ABSTAINED        NON-VOTE       SHARES VOTED
                                             ----------        ---------        ---------        ---------      ------------
     ING High Yield Fund                     28,257,626        1,115,751        1,345,798               --       30,719,175

                           TAX INFORMATION (Unaudited)
--------------------------------------------------------------------------------

Dividends paid during the year ended March 31, 2003 were as follows:

FUND NAME                                     TYPE          PER SHARE AMOUNT
---------                                     ----          ----------------
ING GNMA Income Fund
  Class A                                      NII               $0.4360
  Class B                                      NII               $0.3728
  Class C                                      NII               $0.3731
  Class I                                      NII               $0.4658
  Class M                                      NII               $0.3938
  Class Q                                      NII               $0.4426
  Class T                                      NII               $0.4001

ING High Yield Bond Fund
  Class A                                      NII               $0.6147
  Class B                                      NII               $0.5540
  Class C                                      NII               $0.5593

ING High Yield Opportunity Fund
  Class A                                      NII               $0.7900
  Class B                                      NII               $0.7441
  Class C                                      NII               $0.7423
  Class M                                      NII               $0.6590
  Class Q                                      NII               $0.8080
  Class T                                      NII               $0.7663

ING Intermediate Bond Fund
  Class A                                      NII               $0.3672
  Class B                                      NII               $0.2888
  Class C                                      NII               $0.2922
  Class I                                      NII               $0.4046
  All Classes                                 STCG               $0.1447
  All Classes                                 LTCG               $0.0033

ING National Tax-Exempt Bond Fund
  Class A                                      NII               $0.0069
  Class B                                      NII               $0.0055
  Class C                                      NII               $0.0055
  Class A                                      TEI               $0.3818
  Class B                                      TEI               $0.3053
  Class C                                      TEI               $0.3075
  All Classes                                 LTCG               $0.1201

ING Strategic Bond Fund
  Class A                                      NII               $0.6300
  Class B                                      NII               $0.5904
  Class C                                      NII               $0.5863
  Class Q                                      NII               $0.6366

ING Classic Money Market
  Class A                                      NII               $0.0105
  Class B                                      NII               $0.0043
  Class C                                      NII               $0.0042
  Class I                                      NII               $0.0135

ING Money Market
  Class A                                      NII               $0.0076
  Class B                                      NII               $0.0001
  Class C                                      NII               $0.0001

ING Lexington Money Market Trust
  Class A                                      NII               $0.0069

----------
NII -- Net investment income
TEI -- Tax-Exempt Income
STCG -- Short-term capital gain
LTCG -- Long-term capital gain

The above figure may differ from those cited elsewhere in this report due to differences in the calculation of income and gains for Securities and Exchange Commission (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their Investments in the Funds. In January 2003, shareholders, excluding corporate shareholders, received an IRS Form 1099 DIV regarding the federal tax status of the dividends and distributions received by them in calendar 2002.

                  TRUSTEE AND OFFICER INFORMATION (Unaudited)
--------------------------------------------------------------------------------

The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees. A Trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee ("Independent Trustee"). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Registrant and is available, without charge, upon request at 1-800-992-0180.

                                              TERM OF                                  NUMBER OF
                                             OFFICE AND        PRINCIPAL             PORTFOLIOS IN           OTHER
                                POSITION(S)  LENGTH OF        OCCUPATION(S)           FUND COMPLEX       DIRECTORSHIPS
     NAME, ADDRESS               HELD WITH     TIME            DURING THE               OVERSEEN            HELD BY
       AND AGE                     FUND      SERVED(1)       PAST FIVE YEARS           BY TRUSTEE           TRUSTEE
       -------                     ----      ---------       ---------------           ----------           -------
INDEPENDENT TRUSTEES

Paul S. Doherty(2)                Trustee    October      Mr. Doherty is                  103          Trustee, GCG Trust
7337 E. Doubletree Ranch Rd.                 1999 -       President and Partner,                       (February 2002 -
Scottsdale, Arizona 85258                    Present      Doherty, Wallace,                            Present).
Born: 1934                                                Pillsbury and Murphy,
                                                          P.C., Attorneys (1996 -
                                                          Present); Director,
                                                          Tambrands, Inc. (1993 -
                                                          1998); and Trustee of
                                                          each of the funds
                                                          managed by Northstar
                                                          Investment
                                                          Management
                                                          Corporation (1993 -
                                                          1999).

J. Michael Earley(3)              Trustee    February     President and Chief             103          Trustee, GCG Trust
7337 E. Doubletree Ranch Rd.                 2002 -       Executive Officer,                           (1997 - Present).
Scottsdale, Arizona 85258                    Present      Bankers Trust Company,
Born: 1945                                                N.A. (1992 - Present).

R. Barbara Gitenstein(2)          Trustee    February     President, College of           103          Trustee, GCG Trust
7337 E. Doubletree Ranch Rd.                 2002 -       New Jersey (1999 -                           (1997 - Present).
Scottsdale, Arizona 85258                    Present      Present). Formerly,
Born: 1948                                                Executive Vice
                                                          President and Provost,
                                                          Drake University (1992
                                                          - 1998).

Walter H. May(2)                  Trustee    October      Retired. Formerly,              103          Trustee, GCG Trust
7337 E. Doubletree Ranch Rd.                 1999 -       Managing Director and                        (February 2002 -
Scottsdale, Arizona 85258                    Present      Director of Marketing,                       Present) and Best Prep
Born: 1936                                                Piper Jaffray, Inc.;                         Charity (1991 -
                                                          Trustee of each of the                       Present).
                                                          funds managed by
                                                          Northstar Investment
                                                          Management
                                                          Corporation (1996 -
                                                          1999).

Jock Patton(2)                    Trustee    August       Private Investor (June          103          Trustee, GCG Trust
7337 E. Doubletree Ranch Rd.                 1995 -       1997 - Present).                             (February 2002 -
Scottsdale, Arizona 85258                    Present      Formerly, Director and                       Present); Director,
Born: 1945                                                Chief Executive Officer,                     Hypercom, Inc. (January
                                                          Rainbow Multimedia                           1999 - Present); JDA
                                                          Group, Inc. (January                         Software Group, Inc.
                                                          1999 - December 2001);                       (January 1999 -
                                                          Director of Stuart                           Present); Buick of
                                                          Entertainment, Inc.;                         Scottsdale, Inc.;
                                                          Director of Artisoft, Inc.                   National Airlines, Inc.;
                                                          (1994 - 1998).                               BG Associates, Inc.; BK
                                                                                                       Entertainment, Inc.;
                                                                                                       and Arizona Rotorcraft,
                                                                                                       Inc.

--------------------------------------------------------------------------------

                                              TERM OF                                  NUMBER OF
                                             OFFICE AND        PRINCIPAL             PORTFOLIOS IN           OTHER
                                POSITION(S)  LENGTH OF        OCCUPATION(S)           FUND COMPLEX       DIRECTORSHIPS
     NAME, ADDRESS               HELD WITH     TIME            DURING THE               OVERSEEN            HELD BY
       AND AGE                     FUND      SERVED(1)       PAST FIVE YEARS           BY TRUSTEE           TRUSTEE
       -------                     ----      ---------       ---------------           ----------           -------
David W.C. Putnam(3)              Trustee    October      President and Director,         103          Trustee, GCG Trust
7337 E. Doubletree Ranch Rd.                 1999 -       F.L. Putnam Securities                       (February 2002 -
Scottsdale, Arizona 85258                    Present      Company, Inc. and its                        Present), Anchor
Born: 1939                                                affiliates; President,                       International Bond
                                                          Secretary and Trustee,                       (December 2000 -
                                                          The Principled Equity                        Present); Progressive
                                                          Marke Fund. Formerly,                        Capital Accumulation
                                                          Trustee, Trust Realty                        Trust (August 1998 -
                                                          Trust (December Corp.;                       Present); Principled
                                                          Anchor Investment                            Equity Market Fund
                                                          Trust; Bow 2000 -                            (November 1996 -
                                                          Present); Ridge Mining                       Present), Mercy
                                                          Company and each of                          Endowment
                                                          the F.L. Putnam funds                        Foundation (1995 -
                                                          managed by Northstar                         Present); Director, F.L.
                                                          Investment Foundation                        Putnam Investment
                                                          Management                                   Management Company
                                                          Corporation (1994 -                          (December 2001 -
                                                          1999).                                       Present); Asian
                                                                                                       American Bank and
                                                                                                       Trust Company (June
                                                                                                       1992 - Present); and
                                                                                                       Notre Dame Health
                                                                                                       Care Center (1991 -
                                                                                                       Present) F.L. Putnam
                                                                                                       Securities Company,
                                                                                                       Inc. (June 1978 -
                                                                                                       Present); and an
                                                                                                       Honorary Trustee,
                                                                                                       Mercy Hospital (1973 -
                                                                                                       Present).

Blaine E. Rieke(3)                Trustee    February     General Partner,                103          Trustee, GCG Trust
7337 E. Doubletree Ranch Rd.                 2001 -       Huntington Partners                          (February 2002 -
Scottsdale, Arizona 85258                    Present      (January 1997 -                              Present) and Morgan
Born: 1933                                                Present). Chairman of                        Chase Trust Co.
                                                          the Board and Trustee                        (January 1998 -
                                                          of each of the funds                         Present).
                                                          managed by ING
                                                          Investment
                                                          Management Co. LLC
                                                          (November 1998 -
                                                          February 2001).

Roger B. Vincent(3)               Trustee    February     President, Springwell           103          Trustee, GCG Trust
7337 E. Doubletree Ranch Rd.                 2002 -       Corporation (1989 -                          (1994 - Present); and
Scottsdale, Arizona 85258                    Present      Present). Formerly,                          Director, AmeriGas
Born: 1945                                                Director, Tatham                             Propane, Inc. (1998 -
                                                          Offshore, Inc. (1996 -                       Present).
                                                          2000).

Richard A. Wedemeyer(2)           Trustee    February     Retired. Mr.                    103          Trustee, GCG Trust
7337 E. Doubletree Ranch Rd.                 2001 -       Wedemeyer was                                (February 2002 -
Scottsdale, Arizona 85258                    Present      formerly Vice President                      Present) and
Born: 1936                                                - Finance and                                Touchstone Consulting
                                                          Administration,                              Group (1997 - Present).
                                                          Channel Corporation
                                                          (June 1996 - April
                                                          2002). Formerly, Vice
                                                          President, Operations
                                                          and Administration,
                                                          Jim Henson
                                                          Productions. (1979 -
                                                          1997); Trustee, First
                                                          Choice Funds (1997 -
                                                          2001); and of each of
                                                          the funds managed by
                                                          ING Investment
                                                          Management Co. LLC
                                                          (1998 - 2001).

--------------------------------------------------------------------------------

                                              TERM OF                                  NUMBER OF
                                             OFFICE AND        PRINCIPAL             PORTFOLIOS IN           OTHER
                                POSITION(S)  LENGTH OF        OCCUPATION(S)           FUND COMPLEX       DIRECTORSHIPS
     NAME, ADDRESS               HELD WITH     TIME            DURING THE               OVERSEEN            HELD BY
       AND AGE                     FUND      SERVED(1)       PAST FIVE YEARS           BY TRUSTEE           TRUSTEE
       -------                     ----      ---------       ---------------           ----------           -------
TRUSTEES WHO ARE "INTERESTED PERSONS"

R. Glenn Hilliard(4)              Trustee    February     Chairman and CEO, ING           103          Trustee, GCG Trust
ING Americas                                 2002 -       Americas and Member,                         (February 2002 -
5780 Powers Ferry Road, NW                   Present      Americas Executive                           Present) and Woodruff
Atlanta, GA 30327                                         Committee (1999 -                            Arts Center; Member of
Born: 1943                                                Present). Formerly,                          the Board of Directors,
                                                          Chairman and CEO, ING                        Clemson University
                                                          North America (1994 -                        Foundation, the Board
                                                          1999).                                       of Councilors, Carter
                                                                                                       Center, and the High
                                                                                                       Museum of Art.

Thomas J. McInerney(5)            Trustee    February     Chief Executive Officer,        157          Trustee, GCG Trust
7337 E. Doubletree Ranch Rd.                 2001 -       ING U.S. Financial                           (February 2002 -
Scottsdale, Arizona 85258                    Present      Services (September                          Present); Equitable Life
Born: 1956                                                2001 - Present);                             Insurance Co., Golden
                                                          General Manager and                          American Life
                                                          Chief Executive Officer,                     Insurance Co., Life
                                                          ING U.S. Worksite                            Insurance Company of
                                                          Financial Services                           Georgia, Midwestern
                                                          (December 2000 -                             United Life Insurance
                                                          Present); Member, ING                        Co., ReliaStar Life
                                                          Americas Executive                           Insurance Co., Security
                                                          Committee (2001 -                            Life of Denver, Security
                                                          Present); President,                         Connecticut Life
                                                          Chief Executive Officer                      Insurance Co.,
                                                          and Director of                              Southland Life
                                                          Northern Life Insurance                      Insurance Co., USG
                                                          Company (March 2001 -                        Annuity and Life
                                                          October 2002), ING                           Company, and United
                                                          Aeltus Holding                               Life and Annuity
                                                          Company, Inc. (2000 -                        Insurance Co. Inc
                                                          Present), ING Retail                         (March 2001 - Present);
                                                          Holding Company                              Director, Ameribest Life
                                                          (1998 - Present), ING                        Insurance Co., (March
                                                          Life Insurance and                           2001 to January 2003);
                                                          Annuity Company                              Director, First
                                                          (September 1997 -                            Columbine Life
                                                          November 2002) and                           Insurance Co. (March
                                                          ING Retirement                               2001 to December
                                                          Holdings, Inc. (1997 -                       2002); Member of the
                                                          Present). Formerly,                          Board, National
                                                          General Manager and                          Commission on
                                                          Chief Executive Officer,                     Retirement Policy,
                                                          ING Worksite Division                        Governor's Council on
                                                          (December 2000 -                             Economic
                                                          October 2001),                               Competitiveness and
                                                          President, ING-SCI, Inc.                     Technology of
                                                          (August 1997 -                               Connecticut,
                                                          December 2000);                              Connecticut Business
                                                          President, Aetna                             and Industry
                                                          Financial Services                           Association, Bushnell;
                                                          (August 1997 -                               Connecticut Forum;
                                                          December 2000).                              Metro Hartford
                                                                                                       Chamber of Commerce;
                                                                                                       and is Chairman,
                                                                                                       Concerned Citizens for
                                                                                                       Effective Government.

--------------------------------------------------------------------------------

                                              TERM OF                                  NUMBER OF
                                             OFFICE AND        PRINCIPAL             PORTFOLIOS IN           OTHER
                                POSITION(S)  LENGTH OF        OCCUPATION(S)           FUND COMPLEX       DIRECTORSHIPS
     NAME, ADDRESS               HELD WITH     TIME            DURING THE               OVERSEEN            HELD BY
       AND AGE                     FUND      SERVED(1)       PAST FIVE YEARS           BY TRUSTEE           TRUSTEE
       -------                     ----      ---------       ---------------           ----------           -------
John G. Turner(6)                 Trustee    October      Chairman, Hillcrest             157          Trustee, GCG; Director,
7337 E. Doubletree Ranch Rd.                 1999 -       Capital Partners (May                        Hormel Foods
Scottsdale, Arizona 85258                    Present      2002-Present);                               Corporation (March
Born: 1939                                                President, Turner                            2000 - Present); Shopko
                                                          Investment Company                           Stores, Inc. (August
                                                          (January 2002 -                              1999 - Present); and
                                                          Present). Mr. Turner                         M.A. Mortenson
                                                          was formerly Vice                            Company (March 2002 -
                                                          Chairman of ING                              Present).
                                                          Americas (2000 -
                                                          2002); Chairman and
                                                          Chief Executive
                                                          Officer of ReliaStar
                                                          Financial Corp. and
                                                          ReliaStar Life
                                                          Insurance Company
                                                          (1993 - 2000);
                                                          Chairman of ReliaStar
                                                          United Services Life
                                                          Insurance Company
                                                          (1995 - 1998);
                                                          Chairman of ReliaStar
                                                          Life Insurance
                                                          Company of New York
                                                          (1995 - 2001);
                                                          Chairman of Northern
                                                          Life Insurance
                                                          Company (1992 -
                                                          2001); Chairman and
                                                          Trustee of the
                                                          Northstar affiliated
                                                          investment companies
                                                          (1993 - 2001) and
                                                          Director, Northstar
                                                          Investment Management
                                                          Corporation and its
                                                          affiliates (1993 -
                                                          1999).

----------
(1)  Trustees serve until their successors are duly elected and qualified.
(2)  Valuation Committee member.
(3)  Audit Committee member.
(4) Mr. Hilliard is an "interested person," as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), because of his relationship with ING Americas, an affiliate of ING Investments, LLC.
(5) Mr. McInerney is an "interested person," as defined by the 1940 Act, because of his affiliation with ING U.S. Worksite Financial Services, an affiliate of ING Investments, LLC.
(6) Mr. Turner is an "interested person," as defined by the 1940 Act, because of his affiliation with ING Americas, an affiliate of ING Investments, LLC.

--------------------------------------------------------------------------------

                                                                                              PRINCIPAL
                                                               TERM OF OFFICE               OCCUPATION(S)
    NAME, ADDRESS                     POSITION(S)               AND LENGTH OF                 DURING THE
      AND AGE                     HELD WITH THE TRUST           TIME SERVED(1)             PAST FIVE YEARS
      -------                     -------------------           --------------             ---------------
OFFICERS:

James M. Hennessy                 President and Chief        February 2001 -          President and Chief Executive
7337 E. Doubletree Ranch Rd.,     Executive Officer          Present                  Officer of ING Capital Corporation,
Scottsdale, Arizona 85258                                                             LLC, ING Funds Services, LLC, ING
Born: 1949                        Chief Operating            June 2000 - Present      Advisors, Inc., ING Investments,
                                  Officer                                             LLC, Lexington Funds Distributor,
                                                                                      Inc., Express America T.C. Inc. and
                                  Senior Executive           June 2000 - February     EAMC Liquidation Corp. (since
                                  Vice President             2001                     December 2001); Executive Vice
                                                                                      President and Chief Operating
                                  Secretary                  April 1995 - February    Officer of ING Funds Distributor,
                                                             2001                     LLC (since June 2000). Formerly,
                                                                                      Executive Vice President and Chief
                                                                                      Operating Officer of ING
                                                                                      Quantitative Management, Inc.
                                                                                      (October 2001 to September 2002);
                                                                                      Senior Executive Vice President
                                                                                      (June 2000 to December 2000) and
                                                                                      Secretary (April 1995 to December
                                                                                      2000) of ING Capital Corporation,
                                                                                      LLC, ING Funds Services, LLC, ING
                                                                                      Investments, LLC, ING Advisors,
                                                                                      Inc., Express America T.C. Inc.,
                                                                                      and EAMC Liquidation Corp.; and
                                                                                      Executive Vice President, ING
                                                                                      Capital Corporation, LLC and its
                                                                                      affiliates (May 1998 to June 2000)
                                                                                      and Senior Vice President, ING
                                                                                      Capital Corporation, LLC and its
                                                                                      affiliates (April 1995 to April
                                                                                      1998).

Michael J. Roland                 Executive Vice             February 2002 -          Executive Vice President, Chief
7337 E. Doubletree Ranch Rd.,     President and              Present                  Financial Officer and Treasurer of
Scottsdale, Arizona 85258         Assistant Secretary                                 ING Funds Services, LLC, ING Funds
Born: 1958                                                                            Distributor, LLC, ING Advisors, Inc.,
                                  Chief Financial Officer    June 1998 - Present      ING Investments, LLC (December
                                                                                      2001 to present), Lexington Funds
                                  Senior Vice President      June 1998 - February     Distributor, Inc., Express America
                                                             2002                     T.C. Inc. and EAMC Liquidation
                                                                                      Corp. (since December 2001).
                                                                                      Formerly, Executive Vice President,
                                                                                      Chief Financial Officer and
                                                                                      Treasurer of ING Quantitative
                                                                                      Management, Inc. (December 2001 to
                                                                                      October 2002); Senior Vice
                                                                                      President, ING Funds Services, LLC,
                                                                                      ING Investments, LLC, and ING Funds
                                                                                      Distributor, LLC (June 1998 to
                                                                                      December 2001) and Chief Financial
                                                                                      Officer of Endeavor Group (April
                                                                                      1997 to June 1998).

--------------------------------------------------------------------------------

                                                                                              PRINCIPAL
                                                               TERM OF OFFICE               OCCUPATION(S)
    NAME, ADDRESS                     POSITION(S)               AND LENGTH OF                 DURING THE
      AND AGE                     HELD WITH THE TRUST           TIME SERVED(1)             PAST FIVE YEARS
      -------                     -------------------           --------------             ---------------
OFFICERS:

Robert S. Naka                    Senior Vice President     November 1999 -           Senior Vice President and Assistant
7337 E. Doubletree Ranch Rd.,                               Present                   Secretary of ING Funds Services,
Scottsdale, Arizona 85258                                                             LLC, ING Funds Distributor, LLC,
Born: 1963                        Assistant Secretary       July 1996 - Present       ING Advisors, Inc., ING
                                                                                      Investments, LLC (October 2001 to
                                                                                      present) and Lexington Funds
                                                                                      Distributor, Inc. (since December
                                                                                      2001). Formerly, Senior Vice
                                                                                      President and Assistant Secretary
                                                                                      for ING Quantitative
                                                                                      Management, Inc. (October 2001
                                                                                      to October 2002); Vice President,
                                                                                      ING Investments, LLC (April 1997
                                                                                      to October 1999) , ING Funds
                                                                                      Services, LLC (February 1997 to
                                                                                      August 1999) and Assistant Vice
                                                                                      President, ING Funds Services, LLC
                                                                                      (August 1995 to February 1997).

Kimberly A. Anderson              Vice President and        February 2001 -           Vice President and Assistant
7337 E. Doubletree Ranch Rd.,     Secretary                 Present                   Secretary of ING Funds Services,
Scottsdale, Arizona 85258                                                             LLC, ING Funds Distributor, LLC,
Born: 1964                        Assistant                 November 1999 -           ING Advisors, Inc., ING
                                  Vice President and        February 2001             Investments, LLC (since October
                                  Assistant Secretary                                 2001) and Lexington Funds
                                                                                      Distributor, Inc. (since December
                                                                                      2001). Formerly, Vice President for
                                                                                      ING Quantitative Management,
                                                                                      Inc. (October 2001 to October
                                                                                      2002); Assistant Vice President of
                                                                                      ING Funds Services, LLC (November
                                                                                      1999 to January 2001) and has
                                                                                      held various other positions with
                                                                                      ING Funds Services, LLC for more
                                                                                      than the last five years

Robyn L. Ichilov                  Vice President            November 1997 -           Vice President of ING Funds
7337 E. Doubletree Ranch Rd.,                               Present                   Services, LLC (since October 2001)
Scottsdale, Arizona 85258                                                             and ING Investments, LLC (since
Born: 1967                                                                            August 1997); Accounting
                                                                                      Manager, ING Investments, LLC
                                                                                      (since November 1995).

Maria M. Anderson                 Assistant                 August 2001 - Present     Assistant Vice President of ING
7337 E. Doubletree Ranch Rd.,     Vice President                                      Funds Services, LLC (since October
Scottsdale, Arizona 85258                                                             2001). Formerly, Manager of Fund
Born: 1958                                                                            Accounting and Fund Compliance,
                                                                                      ING Investments, LLC (September
                                                                                      1999 to November 2001); Section
                                                                                      Manager of Fund Accounting, Stein
                                                                                      Roe Mutual Funds (July 1998 to
                                                                                      August 1999); and Financial
                                                                                      Reporting Analyst, Stein Roe Mutual
                                                                                      Funds (August 1997 to July 1998).

Todd Modic                        Assistant                 August 2001 - Present     Director of Financial Reporting of
7337 E. Doubletree Ranch Rd.,     Vice President                                      ING Investments, LLC (since March
Scottsdale, Arizona 85258                                                             2001). Formerly, Director of
Born: 1967                                                                            Financial Reporting, Axient
                                                                                      Communications, Inc. (May 2000
                                                                                      to January 2001) and Director of
                                                                                      Finance, Rural/Metro Corporation
                                                                                      (March 1995 to May 2000).

--------------------------------------------------------------------------------

                                                                                              PRINCIPAL
                                                               TERM OF OFFICE               OCCUPATION(S)
    NAME, ADDRESS                     POSITION(S)               AND LENGTH OF                 DURING THE
      AND AGE                     HELD WITH THE TRUST           TIME SERVED(1)             PAST FIVE YEARS
      -------                     -------------------           --------------             ---------------
OFFICERS:

Susan P. Kinens                   Assistant                 February 2003 -           Assistant Vice President and
7337 E. Doubletree Ranch Rd.      Vice President and        Present (For the ING      Assistant Secretary, ING Funds
Scottsdale, Arizona 85258         Assistant Secretary       Funds)                    Services, LLC (December 2002 -
Born: 1976                                                                            Present); and has held various
                                                                                      other positions with ING Funds
                                                                                      Services, LLC for the last five
                                                                                      years.

----------
(1) The officers hold office until the next meeting of the Trustees and until their successors shall have been elected and qualified.

ING Funds Distributor, LLC offers the funds listed below. Investors may obtain a copy of a prospectus of any ING Fund by calling ING Funds Distributor, LLC at
(800) 992-0180. Please read the prospectus carefully before investing or sending money.

INTERNATIONAL EQUITY                              DOMESTIC EQUITY VALUE FUNDS
    ING Emerging Countries Fund                       ING Financial Services Fund
    ING International Fund                            ING Large Company Value Fund
    ING International Growth Fund                     ING MagnaCap Fund
    ING International SmallCap Growth Fund            ING Tax Efficient Equity Fund
    ING International Value Fund                      ING Value Opportunity Fund
    ING Precious Metals Fund ING Russia Fund          ING SmallCap Value Fund
                                                      ING MidCap Value Fund
INTERNATIONAL GLOBAL EQUITY
    ING Global Real Estate Fund                   DOMESTIC EQUITY AND INCOME FUNDS
    ING Worldwide Growth Fund                         ING Equity and Bond Fund
                                                      ING Convertible Fund
DOMESTIC EQUITY FUNDS                                 ING Balanced Fund
    ING Growth Fund ING Growth + Value Fund           ING Growth and Income Fund
    ING Growth Opportunities Fund
    ING LargeCap Growth Fund                      FIXED INCOME FUNDS
    ING MidCap Opportunities Fund                     ING Bond Fund
    ING Small Company Fund                            ING Classic Money Market Fund*
    ING SmallCap Opportunities Fund                   ING Government Fund
    ING Technology Fund                               ING GNMA Income Fund
                                                      ING High Yield Opportunity Fund
DOMESTIC EQUITY INDEX FUNDS                           ING High Yield Bond Fund
    ING Index Plus LargeCap Fund                      ING Intermediate Bond Fund
    ING Index Plus MidCap Fund                        ING Lexington Money Market Trust*
    ING Index Plus SmallCap Fund                      ING National Tax Exempt Bond Fund
    ING Research Enhanced Index Fund                  ING Money Market Fund*
                                                      ING Aeltus Money Market Fund*
                                                      ING Strategic Bond Fund

                                                  STRATEGIC ALLOCATION FUNDS
                                                      ING Strategic Allocation Growth Fund
                                                      ING Strategic Allocation Balanced Fund
                                                      ING Strategic Allocation Income Fund

                                                  LOAN PARTICIPATION FUNDS
                                                      ING Prime Rate Trust
                                                      ING Senior Income Fund

* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

INVESTMENT MANAGER
ING Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

ADMINISTRATOR
ING Funds Services, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

DISTRIBUTOR
ING Funds Distributor, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258-2034
1-800-334-3444

TRANSFER AGENT
DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141-6368

CUSTODIAN
State Street Bank & Trust
801 Pennsylvania Avenue
Kansas City, Missouri 64105

LEGAL COUNSEL
Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1670 Broadway, Suite 1000
Denver, Colorado 80202

Prospectus containing more complete information regarding the Funds, including charges and expenses, may be obtained by calling ING Funds Distributor, LLC at 1-800-992-0180. Please read the prospectus carefully before you invest or send money.

[LION LOGO]
 ING FUNDS                                                    FIABCAR0303-052903

ANNUAL REPORT

March 31, 2003
CLASSES I AND Q

                                                 FIXED INCOME FUNDS
                                                 ING GNMA Income Fund
                                                 ING High Yield Opportunity Fund
                                                 ING Intermediate Bond Fund
                                                 ING Strategic Bond Fund

                                                 MONEY MARKET FUNDS
                                                 ING Classic Money Market Fund


                                    [GRAPHIC]


                                                                     [LION LOGO]
                                                                      ING FUNDS

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

            President's Letter ...........................     1
            Portfolio Managers' Reports ..................     2
            Index Descriptions ...........................    11
            Report of Independent Accountants ............    12
            Statements of Assets and Liabilities .........    13
            Statements of Operations .....................    17
            Statements of Changes in Net Assets ..........    19
            Financial Highlights .........................    24
            Notes to Financial Statements ................    29
            Portfolios of Investments ....................    44
            Shareholder Meeting Information ..............    63
            Tax Information ..............................    64
            Trustee and Officer Information ..............    65

                               PRESIDENT'S LETTER
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to present the Classes I and Q March 31, 2003 Annual Report for the ING Funds. There are five Fixed Income Funds included in this Annual Report.

Amid the difficulties of the past year, we were successful in integrating the operations of various mutual fund groups that have been acquired by ING Groep N.V. over the past two years. The ING Funds family now offers more than 150 open- and closed-end funds and variable products with a wide range of investment objectives and styles.

At ING Funds we are dedicated to providing core investments for the serious investor. Our goal is to understand and anticipate your needs and objectives, and manage our products accordingly. We greatly appreciate your continued investment in the ING Funds.

Sincerely,

/s/ James M. Hennessy

James M. Hennessy
President
ING Funds Services, LLC
May 15, 2003

ING GNMA INCOME FUND                                  Portfolio Managers' Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Denis P. Jamison CFA; Roseann G. McCarthy, Co-Portfolio Managers, ING Investments, LLC.

GOAL: The ING GNMA Income Fund (the "Fund") seeks a high level of current income consistent with liquidity and safety of principal, through investment primarily in Government National Mortgage Association (GNMA) mortgage-backed securities that are guaranteed as to the timely payment of principal and interest by the U.S. Government. The Fund invests the remainder of its assets in securities whose interest and principal payments are guaranteed by the United States Government or its agencies(1). These securities include mortgage-backed securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and U.S. Treasury bonds, notes, and bills. Normally, at least 80% of the Fund's assets are invested in GNMA mortgages.

MARKET OVERVIEW: Fixed income securities benefited from the many uncertainties facing investors during the past year. During the period, yields on U.S. Treasury securities hit forty-year lows dropping nearly 100 to 200 basis points across the longer end of the curve. More recently, the bond market has been range bound. Heightened concerns about the state of the economy, the effectiveness of monetary and fiscal stimuli, and the build-up to the Iraqi conflict have kept the markets in uncertain territory. Moreover, consumer confidence, the very engine that has kept the economy alive, slipped. Concerns that the Fed's most aggressive easing campaign has failed to create a sustainable economic recovery are weighing on the minds of investors. Mortgage securities also enjoyed a remarkable year, albeit not to the extent of other sectors of the bond market. Historically low mortgage rates have caused a huge amount of refinancing activity. Prepayment rates have increased dramatically, surpassing all time highs, and are likely to remain inflated for sometime. Early retirement of a mortgage tends to hurt price performance of these securities because the money received is reinvested at lower market rates.

PERFORMANCE: For the year ended March 31, 2003, the Fund's Class Q shares provided a total return of 10.90% compared to 8.67% for the Lehman Brothers Mortgage-Backed Securities Index.

PORTFOLIO SPECIFICS: During the first half of the period we maintained a duration that was above that of our competitors and the benchmark. This was accomplished through the purchase of U.S. Treasury bonds along with the core holding of GNMA multifamily mortgage securities. The multifamily loans tend to perform better than single-family mortgages in a declining interest rate environment. This is because these securities are call-protected, unlike single-family loans that can be prepaid at any time. During the final quarter of 2002, we shortened the duration of the Fund by selling the long government bond position. The proceeds were rolled into U.S. Treasury Inflation Protected Securities (TIPs). The TIP securities accounted for 15.3% of net assets on March 31, 2003. We also purchased higher coupon, low-loan balance GNMA single-family mortgage pools. These securities tend to experience less prepayment activity than comparable generic pools because of the smaller size of each individual mortgage. Low-loan balance pools now account for about 9% of the total net assets of the Fund. Additionally, we have used portfolio cash flow to purchase GNMA-guaranteed collateralized mortgage obligations (CMO's) that have effective maturities of two years or less. These holdings will provide some balance to the longer maturity multi-family and low-loan balance mortgages.

MARKET OUTLOOK: The bond market has been range bound over the last several months. We think the market will likely emerge from its current trading pattern later this year and decisions regarding overall portfolio interest rate sensitivity will become key to performance. At this juncture, the economy shows few signs of strength and consumer confidence appears lackluster. While an end to hostilities in Iraq may boost consumer sentiment and stock prices, we think any impact on the bond market may prove to be a transitory hiccup unless there is a recovery in business spending. Accordingly, we are likely to increase the interest rate sensitivity and effective maturity of the Fund in the months ahead.

----------
(1) While the Fund invests in securities guaranteed by the U.S. Government as to timely payments of interest and principal, the Fund shares are not insured or guaranteed.

Portfolio Managers' Report                                  ING GNMA INCOME FUND
--------------------------------------------------------------------------------

                                                     2/26/01      3/31/01     3/31/02      3/31/03
                                                    --------     --------     --------     --------
ING GNMA Income Fund Class Q                        $ 10,000     $ 10,142     $ 10,598     $ 11,753
Lehman Brothers Mortgage-Backed Securities Index    $ 10,000     $ 10,058     $ 10,701     $ 11,629

                                             AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                                 PERIODS ENDED MARCH 31, 2003
                                        -----------------------------------------------
                                                    SINCE INCEPTION     SINCE INCEPTION
                                                       OF CLASS I         OF CLASS Q
                                        1 YEAR           1/7/02             2/26/01
                                        ------           ------             -------
     Class I                             11.18%           9.03%                --
     Class Q                             10.90%             --               7.99%
    Lehman Brothers Mortgage-Backed
     Securities Index                     8.67%           7.73%(1)           7.51%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING GNMA Income Fund against the Lehman Brothers Mortgage-Backed Securities Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) Since inception performance for index is shown from 1/1/02.

(2) Since inception performance for index is shown from 3/1/01.

PRINCIPAL RISK FACTOR(S): The market value of the Fund's portfolio securities and the Fund's shares are neither insured or guaranteed by the U.S. Government. GNMA certificates in the Fund's portfolio are subject to early prepayment. Net Asset Value and Yield fluctuate. The value of the Fund's investment may fall when interest rates rise. This Fund may be particularly sensitive to interest rates because it primarily invests in U.S. Government securities. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile then debt securities with shorter durations. Although FNMA and FHLMC are government sponsored enterprises, their securities are not backed by the full faith and credit of the U.S. Government. Consequently, there are somewhat greater credit risks involved with investing in securities issued by those entities.

                See accompanying index descriptions on page 11.

ING HIGH YIELD OPPORTUNITY FUND                       Portfolio Managers' Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: A team of investment professionals.

GOAL: The ING High Yield Opportunity Fund (the "Fund") seeks a high level of current income and capital growth. Normally the Fund invests at least 80% of its assets in high yield, lower rated debt securities and convertible securities rated below investment grade.

MARKET OVERVIEW: The year ended March 31, 2003 witnessed some of the greatest volatility and sudden credit turbulence in recent memory. As the year progressed, scores of erstwhile investment grade names plummeted to junk and distorted a number of high yield indices. Disappointing earnings and a relentless equity market tailspin prompted institutional investors to seek refuge in U.S. Treasuries, mortgage-backed securities, and other higher quality debt during the first three quarters of 2002. Geo-political uncertainties exacerbated the flight to quality.

By the beginning of the fourth quarter U.S. credit risk premia stood at historic levels. The magnitude of the November rate cut by the Fed surprised the markets, and risk taking returned. Hedge funds scrambled to cover shorts in the credit default swaps market while traditional bond investors sold Treasuries to add both high yield and high-grade bonds. With the advent of the first quarter of 2003 foreign and domestic capital markets became increasingly focused on the pending war with Iraq. Early January witnessed the continuation of the late 2002 rallies.

Gloomier economic statistics and the realization that the conflict would not conclude as swiftly as the first Gulf War, took some steam out of the equity markets in the waning days of March 2003. Fragmentary reports from hundreds of embedded reporters in Iraq resulted in extremely volatile trading sessions for both stocks and bonds. Away from the unfolding war, the global economy appears tepid at best, and U.S. consumer confidence hit its lowest point since 1967. Employment and other important data have surprised analysts on the downside.

Extraordinary winter weather in the Northeast and the procrastination of consumers and companies, alike, are partially to blame for the disappointing economic results. Yet, it is difficult to gauge whether the weak data is a harbinger of increasing softness or merely a pause. Even the Federal Reserve expressed its own lack of clarity in its March statement: "in light of the unusually large uncertainties clouding the geopolitical situation...the Committee does not believe it can usefully characterize the current balance of risks..."

PERFORMANCE: For the year ended March 31, 2003, the Fund's Class Q shares provided a total return of -0.29% compared to 7.53% for the Credit Suisse First Boston Global High Yield Index.

PORTFOLIO SPECIFICS: The Fund was particularly challenged by the rapid deterioration of the riskier band of the high yield market during 2002. Historically, the Fund has focused on the high beta portion of the market. Our cable names produced underperformance despite the fact that it has traditionally been viewed as a defensive play. We believed that strong business models and ample underlying asset values supported the sector; however, the entire sector came under pressure in 2002 due to management fraud at Adelphia. Our commitment to telecom was a clear negative.

MARKET OUTLOOK: The only certainty is uncertainty; we expect the markets to remain volatile for the near-term. Exogenous events such as war and terrorism are notoriously hard to manage for. We still believe that fiscal and monetary stimulus will keep the U.S. economy out of recession in 2003, but that growth may be subdued. Central banks have not run out of options to prime the financial system.

A double dip recession will not easily subside, especially if consumers pinch their pocket books. A clear picture of business conditions may not appear until the impact of the war becomes evident. Our chief concern is that a spendthrift consumer single-handedly kept the economy in plus territory for some time. The ability to shrink one's mortgage payment by refinancing and the tendency to take cash out in the process has fueled this spending. We believe that what is needed now is renewed hiring and increased capital expenditures by businesses, which will likely come slowly in this era of corporate de-levering and low capacity utilization.

We continue to be constructive on the broad high yield market in the long-term. In aggregate, the high yield universe has been less focused on growth capital expenditures and more focused on balance sheet maintenance. In addition, the average quality of new issuance has been improving. As a result, we expect that, over time, this may lead to higher returns for high yield investors in the form of capital appreciation (spread tightening) and principal preservation (lower default losses). In fact, default rates appear to have topped and are now declining.

Portfolio Managers' Report                       ING HIGH YIELD OPPORTUNITY FUND
--------------------------------------------------------------------------------

                                                     3/27/98   3/31/98   3/31/99   3/31/00   3/31/01   3/31/02   3/31/03
                                                     -------   -------   -------   -------   -------   -------   -------
ING High Yield Opportunity Fund Class Q              $10,000   $10,016   $10,156   $10,665   $ 9,471   $ 9,323   $ 9,297
Credit Suisse First Boston Global High Yield Index   $10,000   $10,000   $ 9,925   $ 9,955   $10,031   $10,365   $11,146


                                          AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                              PERIODS ENDED MARCH 31, 2003
                                          ------------------------------------
                                                               SINCE INCEPTION
                                                                 OF CLASS Q
                                          1 YEAR     5 YEAR        3/27/98
                                          ------     ------        -------
    Class Q                               -0.29%     -1.48%        -1.44%
  Credit Suisse First Boston Global
    High Yield Index                       7.53%      2.19%         2.19%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING High Yield Opportunity Fund against the Credit Suisse First Boston Global High Yield Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) Since inception performance for index is shown from 04/01/98.

PRINCIPAL RISK FACTOR(S): The Fund may be subject to more credit risk than other income funds because it invests in high yield (or junk bond) debt securities, which are considered predominately speculative with respect to the issuer's continuing ability to meet interest and principal payments. This is especially true during periods of economic uncertainty or economic downturns. The value of the Fund's investments may fall when interest rates rise. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. High yield bonds carry particular market risks and may experience greater volatility and may be less liquid than higher quality investments. Foreign investing and emerging markets do pose special risks, including currency fluctuation, economic and political risks not found in investments that are solely domestic. Risks of foreign investing are generally intensified for investments in emerging markets. Investment in small-capitalization companies involves greater risk than is customarily associated with larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund. Derivatives are subject to the risk of changes in the market and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund.

                See accompanying index descriptions on page 11.

ING INTERMEDIATE BOND FUND                            Portfolio Manager's Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: A team of investment professionals lead by James Kauffmann, Vice President ING Investment Management, LLC, the Sub-Adviser.

GOAL: The ING Intermediate Bond Fund (the "Fund") seeks to provide investors with a high level of current income, consistent with the preservation of capital and liquidity by investing at least 80% of its total assets in investment grade debt securities.

MARKET OVERVIEW: The year ended March 31, 2003 witnessed some of the greatest volatility and sudden credit turbulence in recent memory. As the year progressed, scores of erstwhile investment grade names -- many of which were in the top fifty corporate issuers by size -- plummeted to junk. For a number of these fallen angels -- which included names such as Tyco, Worldcom, and Qwest -- there were serious allegations of financial fraud. Yet, the repercussions were broad and devastating. Moreover, the credit default swap markets provided hedge funds the means to exploit the illiquidity in widely held or tarnished names.

Disappointing earnings and a relentless equity market tailspin prompted institutional investors to seek refuge in U.S. Treasuries, mortgage-backed securities, and higher quality emerging market debt. Geo-political uncertainties exacerbated the flight to quality and pushed U.S. Treasuries to a forty-year low during the year. Low interest rates, in turn, incited a riot of mortgage refinancing.

By the beginning of the fourth quarter U.S. domestic investment grade credit risk premia stood at historic levels. The magnitude of the November rate cut by the Fed surprised the markets, and risk taking returned. Hedge funds scrambled to cover shorts in the credit default swaps market while traditional bond investors sold Treasuries to add spread product in both high yield and investment grade sectors. Despite the turmoil in specific sectors, bonds out-performed equities for the third year in a row as the Lehman Brothers Aggregate Bond Index posted a positive 10.25% in 2002.

Many emerging markets actually benefited from the turbulance in U.S. credit markets as Chile, Mexico, Malaysia, and others were sought out as safe havens. Whereas elections in Brazil and political troubles in Venezuela did not initially augur well for their debt, the convergence trade in middle Europe, improvement in Russia, and the peaceful handover of power in Turkey boosted returns for those sovereigns.

With the advent of the first quarter of 2003 foreign and domestic capital markets became increasingly focused on the pending war with Iraq. Early January witnessed the continuation of the late 2002 rallies; however, as the likelihood of hostilities increased, investors bid up short-dated Treasuries at the expense of stocks. Two year Treasuries touched generational lows, and the prices of gold and energy shot up dramatically. Days before the ground war actually started investors reversed that trade pushing Treasury yields back to levels last seen in December. Equities hit new highs for the year.

Gloomier economic statistics and the perception that the conflict may not conclude as swiftly as the first Gulf War, took some steam out of the equity markets in the waning days of March. In our view, fragmentary reports from hundreds of embedded reporters in Iraq resulted in extremely volatile trading sessions for both stocks and bonds. Away from the unfolding war, the global economy appears tepid at best: Italy and the U.K. proved to be the hardiest in the EU posting a 0.4% GDP. Germany was clocked at 0.0%. Back in the U.S. consumer confidence hit its lowest point since 1967. Employment and other important data have surprised analysts on the downside; for example, consumer spending dropped in both January and February after adjusting for higher fuel costs. This disturbing trend occurred despite record mortgage refinancing.

Extraordinary winter weather in the Northeast and the procrastination of consumers and companies, alike, are partially to blame for the disappointing economic results. Yet, it is difficult to gauge whether the weak data is a harbinger of increasing softness or merely a pause. Even the Federal Reserve expressed its own lack of clarity in its March statement: "in light of the unusually large uncertainties clouding the geopolitical situation...the Committee does not believe it can usefully characterize the current balance of risks..."

PERFORMANCE: For the year ended March 31, 2003, the Fund's Class I shares provided a total return of 11.88%, compared to 11.69% for the Lehman Brothers Aggregate Bond Index.

PORTFOLIO SPECIFICS: The Fund benefited from strict credit disciplines during 2002 -- a period of unprecedented financial fraud and deteriorating earnings. Security selection and sector allocation, by and large, produced positive alpha. The addition of high yield and euro-denominated bonds in the fourth quarter of the calendar year aided performance into 2003.

MARKET OUTLOOK: The only certainty is uncertainty; we expect the markets to remain volatile for the near-term. Exogenous events such as war and terrorism are notoriously hard to manage for. We still believe that fiscal and monetary stimulus will keep the U.S. economy out of recession in 2003, but that growth may be subdued. Central banks have not run out of options to prime the financial system.

A double dip recession will not easily subside especially if consumers pinch their pocket books. A clear picture of business conditions may not appear until the impact of the war becomes evident. Our chief concern is that a spendthrift consumer single-handedly kept the economy in plus territory for some time. The ability to shrink one's mortgage payment by refinancing and the tendency to take cash out in the process has fueled this spending. We believe that what is needed now is renewed hiring and increased capital expenditures by businesses, which will likely come slowly in this era of corporate de-levering.

In our view, high-grade bonds have garnered out-sized excess returns since the grim days of last November, but they now appear fully valued and provide less reward for their inherent risk. Consequently, we have reduced our investment grade corporate and agency exposure in favor of other sectors. We are over-weight in mortgages, commercial mortgages, and asset-backed securities. And we have initiated positions in emerging market debt (EMD), which not only offers attractive yields but often trade independently of economic conditions in the U.S. Generally, the sector will benefit from stabilizing or improving credit profiles, diminished supply, and high demand. Many EMD issuers are now investment grade. Additionally we have increased high yield exposure given its declining correlation with equities and Treasuries, improving credit fundamentals, and incremental yield.

Portfolio Manager's Report                            ING INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

                                            1/2/02        3/31/02       3/31/03
                                          ----------    ----------    ----------
ING Intermediate Bond Fund Class I        $1,000,000    $1,003,600    $1,122,800
Lehman Brothers Aggregate Bond Index      $1,000,000    $1,000,935    $1,117,900


                                            AVERAGE ANNUAL TOTAL RETURNS
                                               FOR THE PERIODS ENDED
                                                   MARCH 31, 2003
                                            ----------------------------
                                                        SINCE INCEPTION
                                             1 YEAR         1/8/02
                                             ------         ------
    Class I                                  11.88%          9.87%
  Lehman Brothers Aggregate Bond Index       11.69%          9.33%(1)

Based on a $1,000,000 initial investment, the graph and table above illustrate the total return of ING Intermediate Bond Fund against the Lehman Brothers Aggregate Bond Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) Since inception performance for index is shown from 1/01/02.

PRINCIPAL RISK FACTOR(S): Exposure to financial, market, prepayment and interest rate risks. The value of an investment in the Fund is not guaranteed and will fluctuate. Higher yielding bonds are subject to greater volatility and credit risks. The Fund invests in securities guaranteed by the U.S. Government as to timely payment of interest and principal, but Fund shares are not insured or guaranteed. Bonds have fixed principal and return if held to maturity, but may fluctuate in the interim. The principal risks of investing in the Fund are those generally attributable to bond investing, including increases in interest rates. Generally, when interest rates rise, bond prices fall. Bonds with longer maturities tend to be more sensitive to changes in interest rates. International investing involves special risks including currency, fluctuations, lower liquidity, political and economic uncertainties and differences in accounting standards. With respect to short sales, if the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund. Derivatives are subject to the risk of changes in the market and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatilitly of the Fund.

                See accompanying index descriptions on page 11.

ING STRATEGIC BOND FUND                               Portfolio Manager's Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: A team of investment professionals.

GOAL: The ING Strategic Bond Fund (the "Fund") seeks maximum total return by investing at least 60% of its assets in debt securities issued by U.S. and foreign entities, as well as U.S. and foreign governments and their agencies and instrumentalities, that are rated investment grade by a nationally recognized statistical rating agency, or of comparable quality if unrated. Up to 40% of the Fund's assets may be invested in high yield securities rated below investment grade.

MARKET OVERVIEW: The year ended March 31, 2003 witnessed some of the greatest volatility and sudden credit turbulence in recent memory. As the year progressed, scores of erstwhile investment grade names -- many of which were in the top fifty corporate issuers by size -- plummeted to junk. For a number of these fallen angels -- which included names such as Tyco, Worldcom, and Qwest -- there were serious allegations of financial fraud. Yet, the repercussions were broad and devastating. Moreover, the credit default swap markets provided hedge funds the means to exploit the illiquidity in widely held or tarnished names.

Disappointing earnings and a relentless equity market tailspin prompted institutional investors to seek refuge in U.S. Treasuries, mortgage-backed securities, and higher quality emerging market debt. Geo-political uncertainties exacerbated the flight to quality and pushed U.S. Treasuries to a forty-year low during the year. Low interest rates, in turn, incited a riot of mortgage refinancing.

By the beginning of the fourth quarter U.S. domestic investment grade credit risk premia stood at historic levels. The magnitude of the Federal Reserve's ("Fed") November rate cut surprised the markets, and risk taking returned. Hedge funds scrambled to cover shorts in the credit default swaps market while traditional bond investors sold Treasuries to add spread product in both high yield and investment grade sectors. Despite the turmoil in specific sectors, bonds out-performed equities for the third year in a row as the Lehman Brothers Aggregate Bond Index ("LBAB") posted a positive 10.25% in 2002.

Many emerging markets actually benefited from the turbulance in U.S. credit markets as Chile, Mexico, Malaysia, and others were sought out as safe havens. Whereas elections in Brazil and political troubles in Venezuela did not initially augur well for their debt, the convergence trade in middle Europe, improvement in Russia, and the peaceful handover of power in Turkey boosted returns for those sovereigns.

With the advent of the first quarter of 2003 foreign and domestic capital markets became increasingly focused on the pending war with Iraq. Early January witnessed the continuation of the late 2002 rallies; however, as the likelihood of hostilities increased, investors bid up short-dated Treasuries at the expense of stocks. Two year Treasuries touched generational lows, and the prices of gold and energy shot up dramatically. Days before the ground war actually started investors reversed that trend pushing Treasury yields back to levels last seen in December. Equities hit new highs for the year.

Gloomier economic statistics and the perception that the conflict may not conclude as swiftly as the first Gulf War, took some steam out of the equity markets in the waning days of March. In our view, fragmentary reports from hundreds of embedded reporters in Iraq resulted in extremely volatile trading sessions for both stocks and bonds. Away from the unfolding war, the global economy appears tepid at best: Italy and the U.K. proved to be the hardiest in the EU posting a 0.4% Gross Domestic Product. Germany was clocked at 0.0%. Back in the U.S. consumer confidence hit its lowest point since 1967. Employment and other important data have surprised analysts on the downside; for example, consumer spending dropped in both January and February after adjusting for higher fuel costs. This disturbing trend occurred despite record mortgage refinancing.

Extraordinary winter weather in the Northeast and the procrastination of consumers and companies, alike, are partially to blame for the disappointing economic results. Yet, it is difficult to gauge whether the weak data is a harbinger of increasing softness or merely a pause. Even the Federal Reserve expressed its own lack of clarity in its March statement: "in light of the unusually large uncertainties clouding the geopolitical situation...the Committee does not believe it can usefully characterize the current balance of risks..."

PERFORMANCE: For the year ended March 31, 2003, the Fund's Class Q shares provided a total return of 8.92% compared to the Lehman Brothers Aggregate Bond Index, which returned 11.69% for the same period.

PORTFOLIO SPECIFICS: Up to October of 2002 the Fund benefited from a decidedly conservative cast versus its peers. However, the monumental credit rally that began in November coupled with poor security selection in the high yield allocation hurt performance. Euro-denominated bonds were also helpful. Security selection is the chief cause of under-performance so far in 2003; two emerging market names (Turkey and Endessa-Chile) offset any gains from Brazil.

MARKET OUTLOOK: The only certainty is uncertainty; we expect the markets to remain volatile for the near-term. Exogenous events such as war and terrorism are notoriously hard to manage for. We still believe that fiscal and monetary stimulus will keep the U.S. economy out of recession in 2003, but that growth may be subdued. Central banks have not run out of options to prime the financial system.

A double dip recession will not easily subside especially if consumers pinch their pocket books. A clear picture of business conditions may not appear until the impact of the war becomes evident. Our chief concern is that a spendthrift consumer single-handedly kept the economy in plus territory for some time. The ability to shrink one's mortgage payment by refinancing and the tendency to take cash out in the process has fueled this spending. We

Portfolio Manager's Report                               ING STRATEGIC BOND FUND
--------------------------------------------------------------------------------

believe that what is needed now is renewed hiring and increased capital expenditures by businesses, which will likely come slowly in this era of corporate de-levering.

In our view, high grade bonds have garnered out-sized excess returns since the grim days of last November, but they now appear fully valued and provide less reward for their inherent risk. Consequently, we have reduced our investment grade corporate and agency exposure in favor of other sectors. We are over-weight mortgages, commercial mortgages, and asset-backed securities. And we have initiated positions in emerging market debt (EMD), which not only offers attractive yields but often trade independently of economic conditions in the U.S. Generally, the sector will benefit from stabilizing or improving credit profiles, diminished supply, and high demand. Many EMD issuers are now investment grade. Additionally we have increased high yield exposure given its declining correlation with equities and Treasuries, improving credit fundamentals, and incremental yield.

                                       7/27/98    3/31/99    3/31/00    3/31/01    3/31/02    3/31/03
                                       --------   --------   --------   --------   --------   --------
ING Strategic Bond Fund Class Q        $ 10,000   $ 10,365   $ 10,451   $ 10,936   $ 11,000   $ 11,981
Lehman Brothers Aggregate Bond Index   $ 10,000   $ 10,384   $ 10,578   $ 11,904   $ 12,540   $ 14,006

                                             Average Annual Total Returns
                                          for the Periods Ended March 31, 2003
                                          ------------------------------------
                                                             Since Inception
                                             1 Year              7/27/98
                                             ------              -------
Class Q                                       8.92%               3.94%
Lehman Brothers Aggregate Bond Index         11.69%               7.49%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Strategic Bond Fund against the Lehman Brothers Aggregate Bond Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) Since inception performance for index is shown from 08/01/98.

PRINCIPAL RISK FACTOR(S): High yield bonds have exposure to financial, market and interest rate risks. High yields reflect the higher credit risks associated with certain lower rated securities in the Fund's portfolio, and in some cases, the lower market prices for those instruments. The Fund's investments in mortgage-related securities may entail prepayment risk. The Fund may invest up to 30% of its total assets in securities payable in foreign currencies. International investing does pose special risks, including currency fluctuation and political risks not found in domestic investments. High Yield securities may be less liquid than higher quality investments. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund. Derivatives are subject to the risk of changes in the market and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund.

                 See accompanying index descriptions on page 11.

ING CLASSIC MONEY MARKET FUND                         Portfolio Manager's Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: A team of investment professionals lead by Jennifer J. Thompson, CFA, Vice President, ING Investment Management, LLC, the Sub-Adviser.

GOAL: The ING Classic Money Market Fund (the "Fund") seeks to provide investors with a high level of current income, consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 net asset value per share.

MARKET OVERVIEW: We began the period with relatively positive market views that the economy, which had been sluggish in 2001, might recover by the second half of 2002. The Federal Reserve Board's Federal Open Market Committee's (the "FOMC" or the "Fed") target rate ("Fed Funds") was 1.75% and market participants viewed an increase in this rate as probable by year-end. However, as the second quarter came and went, expectations changed significantly.

Market concerns surrounding corporate governance and accounting issues impacted an unprecedented number of companies and brought a negative tone to the financial markets. This continued into the third quarter and, by the fourth quarter, rising unemployment, weak consumer demand and uncertainty associated with Iraq and North Korea further delayed the long-awaited "economic recovery."

The Fed responded to the economic weakness by lowering its Fed Funds target rate by 50 basis points to 1.25% on November 6, 2002. This was the first and only move of the Fed Funds rate in 2002. The surprise 50 basis point ease was characterized as an insurance policy by Chairman Greenspan against additional economic weakness and was done to get the economy through its "soft spot."

The first quarter of 2003 was eventful and volatile. The markets and the world watched as United Nations weapons inspectors combed Iraq for weapons of mass destruction. President Bush set forth Iraq's continued violations of U.N. resolutions and prepared America and the world for war with or without U.N. Security Council support. Then, on March 19, 2003, Hussein's elusiveness and refusal to step down resulted in a U.S./U.K.-led war with the support of approximately 43 coalition members.

The war and the build up to war virtually paralyzed the economy in the first quarter of 2003. In addition, most market participants believed that the longer the war lasts, the worse it may be for the economy. The "political uncertainty" manifested itself in declining employment and low consumer confidence and spending, reduced business spending, higher energy prices and related stresses on the airline and transportation industries. Add to all of this the emergence of the SARS (Severe Acute Respiratory Syndrome) virus and its further impact on travel globally, and the economic outlook appears quite cloudy.

Even the Fed admitted its inability to characterize the risks to the economy going forward. At its March 18, 2003 FOMC meeting, it left its Fed Funds target unchanged at 1.25% but promised "heightened surveillance." Most interpreted this to mean the Fed would lower rates prior to the May 6, 2003 FOMC meeting should it determine that weak economic fundamentals were not merely war-related. Ultimately, should the war end relatively quickly, the economy and the markets could recover nicely.

The London Inter-Bank Offered Rate ("LIBOR") yield curve from one to twelve months showed significant volatility as market expectations changed throughout the year. The LIBOR curve flattened from 112 basis points to -2 basis points at the period end. One-month LIBOR rates declined from 1.88% to 1.30% and one-year LIBOR decreased from 3.00% to 1.28%. By the end of the period, many market participants expected the Fed to lower rates again prior to year-end.

PORTFOLIO SPECIFICS: The average maturity of the portfolio fluctuated with changes in LIBOR rates and market expectations. For most of the year, the average maturity was kept in line with or slightly longer than the benchmark, the iMoneyNet First Tier Retail Index. As such, long paper was selectively purchased when sufficiently compensated given Fed Funds rate expectations. Callable paper was purchased at higher yields than non-callable notes. In addition, the Fund significantly increased its position in Floating Rate Notes ("FRN") when possible which offered better relative value than commercial paper and would perform better in a rising rate environment than fixed rate paper.

When the Fed lowered rates in November, the Fund's average maturity was longer than competitors. At the period end, the Fund's weighted average maturity was 69 days v. 55 days for the benchmark.

In retrospect, the Fund would have performed better had it purchased more one-year paper throughout the whole year.

MARKET OUTLOOK: In early April, the market remained fairly volatile due to war developments and mixed economic data. Fed Funds and LIBOR futures are pricing in a probability of a Fed ease by mid-year.

Long paper, including callable paper, may be purchased to pick up yield if sufficiently compensated given Fed Funds rate expectations. In addition, the Fund will likely continue to purchase FRNs when reasonably priced, which should perform nicely should the economy turn around. Ultimately, once the uncertainty with the Iraqi war lifts, we may be better able to discern the economic path ahead. For the time being, the Fund will keep their average maturity longer than competitors with the belief that the economy will remain weak in the foreseeable future.

PRINCIPAL RISK FACTOR(S): An investor in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER'S ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD LOOKING" STATEMENTS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

                               INDEX DESCRIPTIONS
--------------------------------------------------------------------------------

The CREDIT SUISSE FIRST BOSTON GLOBAL HIGH YIELD INDEX is an unmanaged index that measures the performance of fixed income securities similar, but not identical, to those in the Fund's portfolio.

The IMONEY NET FIRST TIER RETAIL INDEX is an unmanaged index that includes the most broadly based money market funds.

The LEHMAN BROTHERS AGGREGATE BOND INDEX is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

The LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index composed of fixed income security mortgage pools sponsored by GNMA, FNMA and FHLMC, including GNMA Graduated Payment Mortgages.

                           All indices are unmanaged.
                 An investor cannot invest directly in an index.

                        REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of ING Funds Trust

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of ING GNMA Income Fund, ING High Yield Opportunity Fund, ING Intermediate Bond Fund, ING Strategic Bond Fund (formerly ING Strategic Income Fund) and ING Classic Money Market Fund, (five of the funds constituting ING Funds Trust, hereafter collectively referred to as the "Funds") at March 31, 2003, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, except as described below, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2003 by correspondence with the custodian, transfer agent, brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

For all periods ending prior to and including December 31, 2000, for ING GNMA Income Fund, the financial highlights were audited by other independent accountants whose report dated February 26, 2001 expressed unqualified opinions on those financial highlights.

For all periods ending prior to and including October 31, 2000, for ING Intermediate Bond Fund and ING Classic Money Market Fund, the financial highlights were audited by other independent accountants whose report dated December 5, 2000 expressed unqualified opinions on those financial highlights.

For all periods ending prior to and including June 30, 2000, for ING Strategic Bond Fund and ING High Yield Opportunity Fund, the financial highlights were audited by other independent accountants whose report dated August 4, 2000 expressed an unqualified opinion on those financial highlights.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Denver, Colorado
May 23, 2003

            STATEMENTS OF ASSETS AND LIABILITIES as of March 31, 2003
--------------------------------------------------------------------------------


                                                                    ING              ING
                                                   ING          HIGH YIELD      INTERMEDIATE
                                               GNMA INCOME      OPPORTUNITY         BOND
                                                  FUND             FUND             FUND
                                              -------------    -------------    -------------
ASSETS:
Investments in securities at value*           $ 910,852,593    $ 296,235,360    $ 303,041,897
Short-term investments at amortized cost          3,933,377       21,546,000       34,069,338
Cash                                                    757            4,396          100,685
Foreign currencies at value**                            --               --          263,544
Receivables:
  Investment securities sold                             --        3,088,087       43,649,305
  Fund shares sold                                5,597,113        7,043,697        4,400,689
  Dividends and interest                          4,966,402        8,562,449        2,580,390
  Futures variation margin                               --               --          301,894
  Other                                                  --               --            1,255
Prepaid expenses                                     68,107           53,775           25,134
Reimbursement due from manager                           --           53,291            2,005
                                              -------------    -------------    -------------
     Total assets                               925,418,349      336,587,055      388,436,136
                                              -------------    -------------    -------------
LIABILITIES:
Payable for investment securities purchased              --        3,955,966      111,229,752
Payable for fund shares redeemed                  1,141,460          494,253          376,703
Income distribution payable                              --        1,698,009          208,901
Payable to affiliates                               801,227          400,674          255,401
Payable to custodian                                     --               --               --
Payable for trustee fees                            100,200           16,836              386
Other accrued expenses and liabilities              615,602          386,892          146,670
                                              -------------    -------------    -------------
     Total liabilities                            2,658,489        6,952,630      112,217,813
                                              -------------    -------------    -------------
NET ASSETS                                    $ 922,759,860    $ 329,634,425    $ 276,218,323
                                              =============    =============    =============
NET ASSETS WERE COMPRISED OF:
Paid-in Capital                               $ 889,838,819    $ 811,708,306    $ 269,600,105
Undistributed net investment income
 (accumulated net investment loss)                5,623,076       (4,064,293)         402,081
Accumulated net realized gain (loss) on
 investments and foreign currencies             (15,856,314)    (425,756,782)       2,865,177
Net unrealized appreciation (depreciation)
 of investments, futures and foreign
 currencies                                      43,154,279      (52,252,806)       3,350,960
                                              -------------    -------------    -------------
NET ASSETS                                    $ 922,759,860    $ 329,634,425    $ 276,218,323
                                              =============    =============    =============
 * Cost of securities                         $ 867,698,314    $ 348,456,591    $ 299,791,820
** Cost of foreign currencies                 $          --    $          --    $     259,785

                 See Accompanying Notes to Financial Statements

            STATEMENTS OF ASSETS AND LIABILITIES as of March 31, 2003
--------------------------------------------------------------------------------


                                                                        ING            ING
                                                        ING         HIGH YIELD    INTERMEDIATE
                                                    GNMA INCOME     OPPORTUNITY       BOND
                                                       FUND            FUND           FUND
                                                    ------------   ------------   ------------
CLASS A:
Net Assets                                          $666,433,012   $101,603,046   $146,648,552
Shares authorized                                      unlimited      unlimited      unlimited
Par value                                           $      0.001   $      0.001   $      0.001
Shares outstanding                                    74,036,792     15,254,923     13,954,791
Net asset value and redemption price per share      $       9.00   $       6.66   $      10.51
Maximum offering price per share (4.75%)(1)         $       9.45   $       6.99   $      11.03

CLASS B:
Net Assets                                          $150,548,906   $192,643,351   $ 61,544,116
Shares authorized                                      unlimited      unlimited      unlimited
Par value                                           $      0.001   $      0.001   $      0.001
Shares outstanding                                    16,800,008     28,774,846      5,862,962
Net asset value and redemption price per share(2)   $       8.96   $       6.69   $      10.50
Maximum offering price per share                    $       8.96   $       6.69   $      10.50

CLASS C:
Net Assets                                          $ 87,969,636   $ 26,163,378   $ 52,979,256
Shares authorized                                      unlimited      unlimited      unlimited
Par value                                           $      0.001   $      0.001   $      0.001
Shares outstanding                                     9,805,791      3,909,823      5,046,242
Net asset value and redemption price per share(2)   $       8.97   $       6.69   $      10.50
Maximum offering price per share                    $       8.97   $       6.69   $      10.50

CLASS I:
Net Assets                                          $  6,945,675            n/a   $ 15,046,399
Shares authorized                                      unlimited            n/a      unlimited
Par value                                           $      0.001            n/a   $      0.001
Shares outstanding                                       771,020            n/a      1,431,421
Net asset value and redemption price per share      $       9.01            n/a   $      10.51
Maximum offering price per share                    $       9.01            n/a   $      10.51

CLASS M:
Net Assets                                          $  1,111,153   $  3,353,213            n/a
Shares authorized                                      unlimited      unlimited            n/a
Par value                                           $      0.001   $      0.001            n/a
Shares outstanding                                       123,351        504,180            n/a
Net asset value and redemption price per share      $       9.01   $       6.65            n/a
Maximum offering price per share (3.25%)(3)         $       9.31   $       6.87            n/a

CLASS Q:
Net Assets                                          $    183,391   $    911,629            n/a
Shares authorized                                      unlimited      unlimited            n/a
Par value                                           $      0.001   $      0.001            n/a
Shares outstanding                                        20,354        136,400            n/a
Net asset value and redemption price per share      $       9.01   $       6.68            n/a
Maximum offering price per share                    $       9.01   $       6.68            n/a

CLASS T:
Net Assets                                          $  9,568,087   $  4,959,808            n/a
Shares authorized                                      unlimited      unlimited            n/a
Par value                                           $      0.001   $      0.001            n/a
Shares outstanding                                     1,062,777        743,255            n/a
Net asset value and redemption price per share(2)   $       9.00   $       6.67            n/a
Maximum offering price per share                    $       9.00   $       6.67            n/a

----------
(1) Maximum offering price is computed at 100/95.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3) Maximum offering price is computed at 100/96.75 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

                 See Accompanying Notes to Financial Statements

            STATEMENTS OF ASSETS AND LIABILITIES as of March 31, 2003
--------------------------------------------------------------------------------

                                                  ING                 ING
                                                STRATEGIC           CLASSIC
                                                  BOND            MONEY MARKET
                                                  FUND                FUND
                                              -------------       -------------
ASSETS:
Investments in securities at value*           $  37,940,803       $          --
Investments in mutual funds                       4,207,507                  --
Short-term investments at amortized cost          6,223,000         459,193,639
Cash                                                     28                 262
Foreign currencies at value**                        15,310                  --
Receivables:
  Investment securities sold                         32,408                  --
  Fund shares sold                                  635,995           1,034,094
  Dividends and interest                            552,075           1,523,412
  Other                                                  --                 439
Prepaid expenses                                     21,876              45,561
Reimbursement due from manager                       18,833                  --
                                              -------------       -------------
     Total assets                                49,647,835         461,797,407
                                              -------------       -------------
LIABILITIES:
Payable for investment securities purchased              --                  --
Payable for fund shares redeemed                     62,426             499,972
Payable to affiliates                                41,671             188,606
Payable for trustee fees                             65,674               2,648
Other accrued expenses and liabilities               92,823             461,374
                                              -------------       -------------
     Total liabilities                              262,594           1,152,600
                                              -------------       -------------
NET ASSETS                                    $  49,385,241       $ 460,644,807
                                              =============       =============
NET ASSETS WERE COMPRISED OF:
Paid-in Capital                               $  60,230,514       $ 460,680,175
Undistributed net investment income                  71,455                  --
Accumulated net realized loss on
 investments and foreign currencies             (12,192,764)            (35,368)
Net unrealized appreciation of investments
 and foreign currencies                           1,276,036                  --
                                              -------------       -------------
NET ASSETS                                    $  49,385,241       $ 460,644,807
                                              =============       =============
 * Cost of securities                         $  40,876,769       $          --
** Cost of foreign securities                 $      15,156       $          --

----------
(1)  Mutual funds are a part of the ING family of funds.
(2)  Amount consists of repurchase agreements.

                 See Accompanying Notes to Financial Statements

            STATEMENTS OF ASSETS AND LIABILITIES as of March 31, 2003
--------------------------------------------------------------------------------

                                                     ING               ING
                                                  STRATEGIC          CLASSIC
                                                     BOND          MONEY MARKET
                                                     FUND             FUND(3)
                                                 ------------      ------------
CLASS A:
Net Assets                                       $ 31,598,637      $458,964,446
Shares authorized                                   unlimited         unlimited
Par value                                        $      0.001      $      0.001
Shares outstanding                                  2,810,913       459,019,947
Net asset value and redemption price
 per share                                       $      11.24      $       1.00
Maximum offering price per share                 $      11.80(1)   $       1.00

CLASS B:
Net Assets                                       $ 13,581,074      $  1,156,290
Shares authorized                                   unlimited         unlimited
Par value                                        $      0.001      $      0.001
Shares outstanding                                  1,240,244         1,156,762
Net asset value and redemption price
 per share                                       $      10.95(2)   $       1.00
Maximum offering price per share                 $      10.95      $       1.00

CLASS C:
Net Assets                                       $  4,090,543      $    524,071
Shares authorized                                   unlimited         unlimited
Par value                                        $      0.001      $      0.001
Shares outstanding                                    355,230           523,934
Net asset value and redemption price
 per share                                       $      11.52(2)   $       1.00
Maximum offering price per share                 $      11.52      $       1.00

CLASS Q:
Net Assets                                       $    114,987               n/a
Shares authorized                                   unlimited               n/a
Par value                                        $      0.001               n/a
Shares outstanding                                     10,836               n/a
Net asset value and redemption price
 per share                                       $      10.61               n/a
Maximum offering price per share                 $      10.61               n/a

----------
(1) Maximum offering price (4.75%) is computed at 100/95.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3) All Class I shares were redeemed on August 14, 2002, although Class I shares are still eligible for purchase.

                 See Accompanying Notes to Financial Statements

          STATEMENTS OF OPERATIONS for the year ended March 31, 2003
--------------------------------------------------------------------------------

                                                                              ING              ING
                                                               ING         HIGH YIELD      INTERMEDIATE
                                                           GNMA INCOME     OPPORTUNITY         BOND
                                                               FUND           FUND             FUND
                                                           ------------    ------------    ------------
INVESTMENT INCOME:
Dividends                                                  $         --    $     23,910    $        665
Interest                                                     47,297,127      35,430,021       6,471,715
                                                           ------------    ------------    ------------
  Total investment income                                    47,297,127      35,453,931       6,472,380
                                                           ------------    ------------    ------------
EXPENSES:
Investment management fees                                    3,944,780       1,880,158         748,055
Distribution and service fees:
  Class A                                                     1,522,337         285,151         272,783
  Class B                                                     1,149,668       1,954,407         342,574
  Class C                                                       630,758         249,597         251,036
  Class M                                                         7,000          24,362              --
  Class Q                                                           538           3,285              --
  Class T                                                        66,748          44,953              --
Transfer agent fees:
  Class A                                                       893,740         183,208         127,827
  Class B                                                       170,740         440,893          56,741
  Class C                                                        94,093          57,320          41,816
  Class I                                                         2,742              --             861
  Class M                                                         1,392           6,634              --
  Class Q                                                           125             677              --
  Class T                                                        14,934          16,317              --
Administrative service fees                                     802,840         314,650         149,611
Shareholder reporting expense                                   359,339         194,123          26,776
Registration fees                                               179,759          99,291          42,967
Professional fees                                               214,319          99,041          38,839
Custody and accounting expense                                  257,825          74,262          69,198
Trustee fees                                                     55,362          12,918           1,759
Insurance expense                                                18,468           5,825             956
Miscellaneous expense                                            19,660          87,876           9,866
Merger Expense                                                       --          35,364              --
                                                           ------------    ------------    ------------
  Total expenses                                             10,407,167       6,070,312       2,181,665
                                                           ------------    ------------    ------------
Less:
  Net waived and reimbursed fees                                     --       1,073,615          77,938
                                                           ------------    ------------    ------------
  Net expenses                                               10,407,167       4,996,697       2,103,727
                                                           ------------    ------------    ------------
Net investment income                                        36,889,960      30,457,234       4,368,653
                                                           ------------    ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS, FOREIGN CURRENCIES AND
 FUTURES:
Net realized gain (loss) on:
  Investments                                                 5,042,643     (96,633,603)      5,982,514
  Foreign currencies                                                 --            (293)        372,207
                                                           ------------    ------------    ------------
    Net realized gain (loss) on investments
     and foreign currencies                                   5,042,643     (96,633,896)      6,354,721
                                                           ------------    ------------    ------------
Net change in unrealized appreciation (depreciation) on:
  Investments                                                34,018,750      56,996,543       3,543,772
  Foreign currencies                                                 --              --           3,759
  Futures                                                            --              --          97,124
                                                           ------------    ------------    ------------
    Net change in unrealized appreciation
     (depreciation) on investments, foreign
     currencies and futures                                  34,018,750      56,996,543       3,644,655
                                                           ------------    ------------    ------------
Net realized and unrealized gain (loss) on
 investments, foreign currencies and futures                 39,061,393     (39,637,353)      9,999,376
                                                           ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS                                                $ 75,951,353    $ (9,180,119)   $ 14,368,029
                                                           ============    ============    ============

                 See Accompanying Notes to Financial Statements

           STATEMENTS OF OPERATIONS for the year ended March 31, 2003
--------------------------------------------------------------------------------

                                                       ING             ING
                                                    STRATEGIC        CLASSIC
                                                       BOND        MONEY MARKET
                                                       FUND            FUND
                                                   ------------    ------------
INVESTMENT INCOME:
Dividends*                                         $    313,174    $         --
Interest                                              2,678,716       8,882,767
                                                   ------------    ------------
  Total investment income                             2,991,890       8,882,767
                                                   ------------    ------------
EXPENSES:
Investment management fees                              222,903       1,215,390
Distribution and service fees:
  Class A                                               113,679       3,630,020
  Class B                                                92,827          16,209
  Class C                                                33,639           5,367
  Class Q                                                   481              --
Transfer agent fees:
  Class A                                                70,761         477,372
  Class B                                                27,086           1,580
  Class C                                                 9,762             527
  Class Q                                                    72              --
Administrative service fees                              49,534              --
Shareholder reporting expense                            25,453         255,646
Registration fees                                        50,914         153,714
Professional fees                                        18,927         207,310
Custody and accounting expense                           34,582         153,258
Trustee fees                                              6,149          16,385
Insurance expense                                           590           5,328
Miscellaneous expense                                     4,271          20,549
                                                   ------------    ------------
  Total expenses                                        761,630       6,158,655
                                                   ------------    ------------
Less:
  Net waived and reimbursed fees                        222,603       2,400,335
                                                   ------------    ------------
  Net expenses                                          539,027       3,758,320
                                                   ------------    ------------
Net investment income                                 2,452,863       5,124,447
                                                   ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
  Investments                                        (1,657,492)            (57)
  Foreign currencies                                      1,178              --
                                                   ------------    ------------
     Net realized gain (loss) on
      investments and foreign
      currencies                                     (1,656,314)            (57)
                                                   ------------    ------------
Net change in unrealized appreciation
 (depreciation) on:
  Investments                                         3,254,650              --
  Foreign currencies                                        154              --
                                                   ------------    ------------
     Net change in unrealized
      appreciation (depreciation) on
      investments and foreign
      currencies                                      3,254,804              --
                                                   ------------    ------------
  Net realized and unrealized gain (loss)
   on investments and foreign currencies              1,598,490             (57)
                                                   ------------    ------------
INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS                                        $  4,051,353    $  5,124,390
                                                   ============    ============

----------
*    Dividends from the ING Family of Funds.

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                            ING GNMA INCOME FUND
                                                                       ------------------------------
                                                                           YEAR             YEAR
                                                                           ENDED            ENDED
                                                                         MARCH 31,        MARCH 31,
                                                                           2003             2002
                                                                       -------------    -------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                                                  $  36,889,960    $  30,922,680
Net realized gain (loss) on investments                                    5,042,643         (913,597)
Net change in unrealized appreciation (depreciation) of investments       34,018,750       (6,963,619)
                                                                       -------------    -------------
Net increase in net assets resulting from operations                      75,951,353       23,045,464
                                                                       -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
  Class A                                                                (29,495,907)     (26,463,542)
  Class B                                                                 (4,693,328)      (2,926,862)
  Class C                                                                 (2,537,958)      (1,103,400)
  Class I                                                                   (220,288)         (10,679)
  Class M                                                                    (40,111)         (16,405)
  Class Q                                                                    (10,700)         (34,787)
  Class T                                                                   (469,273)        (745,081)
                                                                       -------------    -------------
Total distributions                                                      (37,467,565)     (31,300,756)
                                                                       -------------    -------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                         821,729,875      643,474,750
Dividends reinvested                                                      30,193,127       25,992,838
                                                                       -------------    -------------
                                                                         851,923,002      669,467,588
Cost of shares redeemed                                                 (633,633,432)    (524,205,659)
                                                                       -------------    -------------
Net increase in net assets resulting from capital share transactions     218,289,570      145,261,929
                                                                       -------------    -------------
Net increase in net assets                                               256,773,358      137,006,637
                                                                       -------------    -------------
Net assets, beginning of year                                            665,986,502      528,979,865
                                                                       -------------    -------------
Net assets, end of year                                                $ 922,759,860    $ 665,986,502
                                                                       =============    =============
Undistributed net investment income                                    $   5,623,076    $   3,756,751
                                                                       =============    =============

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                  ING HIGH YIELD OPPORTUNITY FUND
                                                                                  -------------------------------
                                                                                      YEAR              YEAR
                                                                                      ENDED             ENDED
                                                                                    MARCH 31,         MARCH 31,
                                                                                      2003              2002
                                                                                  -------------     -------------
DECREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                                                             $  30,457,234     $  26,650,475
Net realized loss on investments and foreign currencies                             (96,633,896)     (128,472,048)
Net change in unrealized appreciation of investments and foreign currencies          56,996,543        93,239,666
                                                                                  -------------     -------------
Net decrease in net assets resulting from operations                                 (9,180,119)       (8,581,907)
                                                                                  -------------     -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
  Class A                                                                            (9,456,286)       (6,458,146)
  Class B                                                                           (21,289,988)      (18,561,481)
  Class C                                                                            (2,702,939)       (3,281,268)
  Class M                                                                              (371,212)               --
  Class Q                                                                              (155,515)         (354,145)
  Class T                                                                              (768,604)       (1,699,167)
                                                                                  -------------     -------------
Total distributions                                                                 (34,744,544)      (30,354,207)
                                                                                  -------------     -------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                    133,859,674        84,360,403
Net assets received in connection with reorganization (Note 13)                     165,224,943                --
Dividends reinvested                                                                 12,333,581        10,800,384
                                                                                  -------------     -------------
                                                                                    311,418,198        95,160,787
Cost of shares redeemed                                                            (171,385,626)     (114,117,367)
                                                                                  -------------     -------------
Net increase (decrease) in net assets resulting from capital share transactions     140,032,572       (18,956,580)
                                                                                  -------------     -------------
Net increase (decrease) in net assets                                                96,107,909       (57,892,694)
                                                                                  -------------     -------------
Net assets, beginning of year                                                       233,526,516       291,419,210
                                                                                  -------------     -------------
Net assets, end of year                                                           $ 329,634,425     $ 233,526,516
                                                                                  =============     =============
Accumulated net investment loss                                                   $  (4,064,293)    $  (4,531,528)
                                                                                  =============     =============

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                         ING INTERMEDIATE BOND FUND
                                                                       ------------------------------
                                                                           YEAR             YEAR
                                                                           ENDED            ENDED
                                                                         MARCH 31,        MARCH 31,
                                                                            2003            2002
                                                                       -------------    -------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                                                  $   4,368,653    $   2,446,605
Net realized gain on investments and foreign currencies                    6,354,721        2,655,273
Net change in unrealized appreciation (depreciation) of investments,
 foreign currencies and futures                                            3,644,655       (1,001,657)
                                                                       -------------    -------------
Net increase in net assets resulting from operations                      14,368,029        4,100,221
                                                                       -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
  Class A                                                                 (2,646,393)      (1,922,242)
  Class B                                                                   (883,176)        (282,881)
  Class C                                                                   (640,872)        (206,467)
  Class I                                                                   (477,266)        (104,328)
Net realized gain from investments
  Class A                                                                 (1,231,072)      (2,450,199)
  Class B                                                                   (615,852)        (598,972)
  Class C                                                                   (439,608)        (316,838)
  Class I                                                                   (189,306)              --
                                                                       -------------    -------------
Total distributions                                                       (7,123,545)      (5,881,927)
                                                                       -------------    -------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                         332,254,935       81,254,578
Dividends reinvested                                                       5,172,910        5,238,279
                                                                       -------------    -------------
                                                                         337,427,845       86,492,857
Cost of shares redeemed                                                 (137,354,984)     (56,684,962)
                                                                       -------------    -------------
Net increase in net assets resulting from capital share transactions     200,072,861       29,807,895
                                                                       -------------    -------------
Net increase in net assets                                               207,317,345       28,026,189
                                                                       -------------    -------------
Net assets, beginning of year                                             68,900,978       40,874,789
                                                                       -------------    -------------
Net assets, end of year                                                $ 276,218,323    $  68,900,978
                                                                       =============    =============
Undistributed net investment income                                    $     402,081    $      25,666
                                                                       =============    =============

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                    ING STRATEGIC BOND FUND
                                                                                  ----------------------------
                                                                                      YEAR            YEAR
                                                                                      ENDED           ENDED
                                                                                    MARCH 31,       MARCH 31,
                                                                                      2003            2002
                                                                                  ------------    ------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                                                             $  2,452,863    $  3,391,995
Net realized loss on investments and foreign currencies                             (1,656,314)     (2,587,640)
Net change in unrealized appreciation (depreciation) of investments and
 foreign currencies                                                                  3,254,804        (699,370)
                                                                                  ------------    ------------
Net increase in net assets resulting from operations                                 4,051,353         104,985
                                                                                  ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
  Class A                                                                           (1,899,039)     (2,834,862)
  Class B                                                                             (676,354)       (765,882)
  Class C                                                                             (238,634)       (384,868)
  Class Q                                                                              (13,330)        (15,964)
                                                                                  ------------    ------------
Total distributions                                                                 (2,827,357)     (4,001,576)
                                                                                  ------------    ------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                    47,353,582      70,809,949
Dividends reinvested                                                                 2,080,078       3,130,636
                                                                                  ------------    ------------
                                                                                    49,433,660      73,940,585
Cost of shares redeemed                                                            (52,572,135)    (72,175,006)
                                                                                  ------------    ------------
Net increase (decrease) in net assets resulting from capital share transactions     (3,138,475)      1,765,579
                                                                                  ------------    ------------
Net decrease in net assets                                                          (1,914,479)     (2,131,012)
                                                                                  ------------    ------------
Net assets, beginning of year                                                       51,299,720      53,430,732
                                                                                  ------------    ------------
Net assets, end of year                                                           $ 49,385,241    $ 51,299,720
                                                                                  ============    ============
Undistributed net investment income                                               $     71,455    $    323,172
                                                                                  ============    ============

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                  ING CLASSIC MONEY MARKET FUND
                                                                                  ------------------------------
                                                                                      YEAR             YEAR
                                                                                      ENDED            ENDED
                                                                                    MARCH 31,        MARCH 31,
                                                                                      2003             2002
                                                                                  -------------    -------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                                                             $   5,124,447    $  15,186,743
Net realized loss on investments                                                            (57)          (7,895)
                                                                                  -------------    -------------
Net increase in net assets resulting from operations                                  5,124,390       15,178,848
                                                                                  -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
  Class A                                                                            (5,114,775)     (14,840,212)
  Class B                                                                                (7,398)         (52,545)
  Class C                                                                                (2,274)         (45,463)
  Class I                                                                                    --         (283,241)
                                                                                  -------------    -------------
Total distributions                                                                  (5,124,447)     (15,221,461)
                                                                                  -------------    -------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                    574,919,432      975,386,497
Dividends reinvested                                                                  4,997,911       14,857,263
                                                                                  -------------    -------------
                                                                                    579,917,343      990,243,760
Cost of shares redeemed                                                            (671,848,890)    (969,388,733)
                                                                                  -------------    -------------
Net increase (decrease) in net assets resulting from capital share transactions     (91,931,547)      20,855,027
                                                                                  -------------    -------------
Net increase (decrease) in net assets                                               (91,931,604)      20,812,414
                                                                                  -------------    -------------
Net assets, beginning of year                                                       552,576,411      531,763,997
                                                                                  -------------    -------------
Net assets, end of year                                                           $ 460,644,807    $ 552,576,411
                                                                                  =============    =============
Undistributed net investment income                                               $          --    $          --
                                                                                  =============    =============

                 See Accompanying Notes to Financial Statements

ING GNMA INCOME FUND                                        FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                      CLASS I                        CLASS Q
                                               ---------------------    -----------------------------------
                                                 YEAR     JANUARY 7,      YEAR        YEAR     FEBRUARY 26,
                                                ENDED     2002(1) TO     ENDED       ENDED      2001(1) TO
                                               MARCH 31,   MARCH 31,    MARCH 31,   MARCH 31,    MARCH 31,
                                                 2003        2002         2003        2002         2001
                                                 ----        ----         ----        ----         ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period      $     8.54        8.61         8.54        8.63         8.51
 Income from investment operations:
 Net investment income                     $     0.44        0.10         0.44        0.39         0.04
 Net realized and unrealized gain (loss)
 on investments                            $     0.50       (0.10)        0.47       (0.01)        0.08
 Total from investment operations          $     0.94        0.00         0.91        0.38         0.12
 Less distributions from:
 Net investment income                     $     0.47        0.07         0.44        0.47           --
 Total distributions                       $     0.47        0.07         0.44        0.47           --
 Net asset value, end of period            $     9.01        8.54         9.01        8.54         8.63
 TOTAL RETURN(2):                          %    11.18        0.04        10.90        4.50         1.41

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)         $    6,946       1,615          183         204          476
 Ratios to average net assets:
 Expenses(3)                               %     0.78        0.88         1.04        1.12         1.14
 Net investment income(3)                  %     5.00        5.83         4.89        5.35         5.42
 Portfolio turnover rate                   %       75          76           75          76           33

----------
(1)  Commencement of offering of shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.

                 See Accompanying Notes to Financial Statements

ING HIGH YIELD OPPORTUNITY FUND                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                            CLASS Q
                                               -------------------------------------------------------------------
                                                                         NINE                  THREE
                                                 YEAR        YEAR       MONTHS      YEAR      MONTHS       YEAR
                                                ENDED       ENDED       ENDED       ENDED      ENDED      ENDED
                                               MARCH 31,   MARCH 31,   MARCH 31,   JUNE 30,   JUNE 30,   MARCH 31,
                                                 2003        2002       2001(5)      2000     1999(1)      1999
                                                 ----        ----       -------      ----     -------      ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period      $     7.54        8.71        10.82      11.59      11.68      12.72
 Income from investment operations:
 Net investment income                     $     0.57        0.78         0.83       1.20       0.30       1.16
 Net realized and unrealized loss on
 investments                               $    (0.62)      (0.94)       (2.07)     (0.76)     (0.11)     (1.01)
 Total from investment operations          $    (0.05)      (0.16)       (1.24)      0.44       0.19       0.15
 Less distributions from:
 Net investment income                     $     0.81        1.01         0.87       1.21       0.28       1.19
 Total distributions                       $     0.81        1.01         0.87       1.21       0.28       1.19
 Net asset value, end of period            $     6.68        7.54         8.71      10.82      11.59      11.68
 TOTAL RETURN(2):                          %    (0.29)      (1.56)      (11.80)      4.04       1.63       1.40

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)         $      912       1,660        3,041      6,882      3,229      6,502
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                       %     0.86        0.93         1.00       1.08       0.90       0.87
 Gross expenses prior to expense
 reimbursement(3)                          %     1.21        1.20         1.22       1.27       1.17       1.28
 Net investment income after expense
 reimbursement(3)(4)                       %    10.87       11.33        11.28      10.73       9.88      10.01
 Portfolio turnover rate                   %      131         102          113        113         44        242

----------
(1) Effective May 24, 1999, ING Investments, LLC, became the Investment Manager of the Fund and the Fund changed its year end to June 30.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year
(4) The Investment Manager has voluntarily agreed to limit expenses, (excluding, interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
(5)  The Fund changed its fiscal year end to March 31.

                 See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND                                  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                       CLASS I
                                                               ---------------------
                                                                 YEAR     JANUARY 8,
                                                                ENDED     2002(1) TO
                                                               MARCH 31,   MARCH 31
                                                                 2003        2002
                                                                 ----        ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                      $     9.91        9.99
 Income from investment operations:
 Net investment income                                     $     0.39        0.11
 Net realized and unrealized gain (loss) on investments    $     0.76       (0.07)
 Total from investment operations                          $     1.15        0.04
 Less distributions from:
 Net investment income                                     $     0.40        0.12
 Net realized gain on investments                          $     0.15          --
 Total distributions                                       $     0.55        0.12
 Net asset value, end of period                            $    10.51        9.91
 TOTAL RETURN(2):                                          %    11.88        0.36

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                         $   15,046       9,800
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)            %     0.73        0.82
 Gross expenses prior to expense reimbursement(3)          %     0.73        0.90
 Net investment income after expense reimbursement(3)(4)   %     3.70        0.05
 Portfolio turnover rate                                   %      639       1,216*

----------
(1)  Commencement of offering of shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return information for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses, (excluding, interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
* Portfolio turnover was greater then expected during this period due to active trading undertaken in response to market conditions that existed at that time.

                 See Accompanying Notes to Financial Statements

ING STRATEGIC BOND FUND                                     FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                CLASS Q
                                                  ---------------------------------------------------------------------
                                                                            NINE                  THREE
                                                    YEAR        YEAR       MONTHS       YEAR      MONTHS       JULY 27
                                                   ENDED       ENDED       ENDED       ENDED      ENDED      1998(1) TO
                                                  MARCH 31,   MARCH 31,   MARCH 31,   JUNE 30,   JUNE 30,     MARCH 31,
                                                    2003        2002       2001(6)      2000      1999(2)       1999
                                                    ----        ----       -------      ----      -------       ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $    10.36       11.18        11.45      11.99       12.26       12.43
 Income from investment operations:
 Net investment income                        $     0.26        1.18         0.50       0.94        0.25        0.48
 Net realized and unrealized gain (loss) on
 investments                                  $     0.63       (1.12)       (0.17)     (0.54)      (0.38)      (0.04)
 Total from investment operations             $     0.89        0.06         0.33       0.40       (0.13)       0.44
 Less distributions from:
 Net investment income                        $     0.64        0.88         0.60       0.94        0.14        0.50
 Net realized gains on investments            $       --          --           --         --          --        0.11
 Total distributions                          $     0.64        0.88         0.60       0.94        0.14        0.61
 Net asset value, end of period               $    10.61       10.36        11.18      11.45       11.99       12.26
 TOTAL RETURN(3):                             %     8.92        0.49         3.00       3.55        1.16        5.78

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $      115         101          236        228         171         314
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                          %     0.67        0.73         1.00       0.86        0.71        0.69
 Gross expenses prior to expense
 reimbursement(4)                             %     1.12        1.10         2.06       2.54        1.37        1.74
 Net investment income after expense
 reimbursement(4)(5)                          %     5.21        7.12         7.17       7.79        6.07        6.03
 Portfolio turnover rate                      %      254         211          132        168          69         274

----------
(1)  The Fund commenced operations on July 27, 1998.
(2) Effective May 24, 1999, ING Investments, LLC became the Investment Manager of the Fund and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, (excluding, interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
(6)  The Fund changed its fiscal year end to March 31.

                 See Accompanying Notes to Financial Statements

ING CLASSIC MONEY MARKET FUND                               FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                         CLASS I
                                               -------------------------------------------------------------
                                                                         FIVE
                                                 YEAR        YEAR       MONTHS        YEAR       OCTOBER 13,
                                                ENDED       ENDED       ENDED        ENDED       1999(1) TO
                                               MARCH 31,   MARCH 31,   MARCH 31,   OCTOBER 31,   OCTOBER 31,
                                                2003(6)      2002       2001(4)       2000          1999
                                                -------      ----       -------       ----          ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period      $     1.00        1.00        1.00         1.00          1.00
 Income from investment operations:
 Net investment income                     $     0.01        0.04        0.02         0.06            --
 Total from investment operations          $     0.01        0.04        0.02         0.06            --
 Less distributions from:
 Net investment income                     $     0.01        0.04        0.02         0.06            --
 Total distributions                       $     0.01        0.04        0.02         0.06            --
 Net asset value, end of period            $     1.00        1.00        1.00         1.00          1.00
 TOTAL RETURN(2):                          %     1.36        3.71        2.46         6.19          0.28

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)         $       --**        --*     10,816       12,061         1,906
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                       %     0.31        0.31        0.31         0.28          0.31
 Gross expenses prior to expense
 reimbursement(3)                          %     0.31        0.43        0.55         0.41          0.59
 Net investment income after expense
 reimbursement(3)(5)                       %     1.59        3.85        6.08         5.96          5.29

----------
(1)  Commencement of offering of shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4)  The Fund changed its fiscal year end to March 31.
(5) The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
(6) All Class I shares were redeemed on August 14, 2002, although Class I shares were still eligible for purchase. Ratios presented are annualized for the year ended March 31, 2003.
*    Amount represents less than $1,000.
**   There were no shares outstanding at March 31, 2003.

                 See Accompanying Notes to Financial Statements

               NOTES TO FINANCIAL STATEMENTS as of March 31, 2003
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

ORGANIZATION. ING Funds Trust ("Trust") is a Delaware business trust registered as an open-end management investment company. The Trust was organized on July 30, 1998. It consists of nine separately managed series. Five of the funds in this report are: ING GNMA Income Fund ("GNMA Fund"), ING High Yield Opportunity Fund ("High Yield Opportunity Fund"), ING Intermediate Bond Fund ("Intermediate Bond Fund"), ING Strategic Bond Fund ("Strategic Bond Fund") and ING Classic Money Market Fund.

The investment objective of each Fund is described in each Fund's prospectus.

Each Fund offers at least three of the following classes of shares: Class A, Class B, Class C, Class I, Class M, Class Q and Class T. The separate classes of shares differ principally in the applicable sales charges (if any), transfer agent fees, distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends and distributions are determined separately for each class based on income and expenses allocable to each class. Realized gains are allocated to each class pro rata based on the net assets of each class on the date of distribution. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, and shareholder servicing fees.

REORGANIZATION. On December 17, 2001, the Boards of Directors/Trustees of each of various ING Funds approved plans of reorganization which were intended to decrease the number of corporate entities under which the ING Funds are organized (the "Reorganization") and align the open-end funds with similar open-end funds that share the same prospectus. The Reorganization resulted only in a change in corporate form of some of the ING Funds, with no change in the substance or investment aspects of the ING Funds.

As a result of the Reorganization, the following Funds reorganized into series of the Trust: GNMA Fund, High Yield Opportunity Fund, and Strategic Bond Fund (collectively, the "Reorganizing Funds"). In this regard, the Board approved the creation of new series of ING Funds Trust to serve as "shells" (the "Shell Funds") into which Reorganized Funds were reorganized. The plans of reorganization provided for, among other things, the transfer of assets and liabilities of the Reorganizing Funds to the Shell Funds. Prior to September 21, 2002, the effective date of the Reorganization, the Shell Funds had only nominal assets. For accounting purposes, each Reorganizing Fund is considered the surviving entity, and the financial highlights shown for periods prior to September 21, 2002 are of the Reorganizing Fund. ING Classic Money Market Fund and Intermediate Bond Fund were originally organized as series of the Trust and were not involved in the Reorganization.

Prior to the Reorganization, High Yield Opportunity Fund and Strategic Bond Fund were series of ING Mutual Funds ("Mutual Funds"). Mutual Funds is a Delaware business trust registered as an open-end management investment company and was organized in 1992.

Prior to the Reorganization, GNMA Fund was the sole series of ING GNMA Income Fund, Inc. ING GNMA Income Fund, Inc. was a Maryland corporation registered as an open-end management investment company and was organized on August 15, 1973.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with accounting principles generally accepted in the United States for investment companies.

A. SECURITY VALUATION. Investments in equity securities traded on a national securities exchange or included on the NASDAQ National Market System are valued at the last reported sale price. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign

--------------------------------------------------------------------------------

     currency exchange rates prevailing at the time such valuation is determined by each Fund's custodian. Debt securities are valued at bid prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Fund's valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Securities for which market quotations are not readily available are valued at their respective fair values as determined in good faith and in accordance with policies set by the Board of Trustees ("Board"). Investments in securities maturing in less than 60 days are valued at amortized cost, which approximates market value.

     ING Classic Money Market uses the amortized cost method to value its portfolio securities. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity.

     At March 31, 2003, the Intermediate Bond Fund contained four securities for which bid prices obtained from one or more dealers making markets in the securities were adjusted based on the Funds' valuation procedures. These securities had a total value of $6,806,264 (this represents 2.46% of net assets) for the Intermediate Bond Fund. In addition, at March 31, 2003, the High Yield Opportunity Fund and the Strategic Bond Fund contained eleven and two securities, respectively, for which market quotations were not readily available and which were valued at their fair value as determined in good faith and in accordance with policies set by the Board. These securities had a total value of $2,616,819 (represents 0.79% of net assets) and $200 (represents 0.00% of net assets) for the the High Yield Opportunity Fund and the Strategic Bond Fund, respectively.

B. SECURITY TRANSACTIONS AND REVENUE RECOGNITION. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities delivered. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the funds. Premium amortization and discount accretion are determined by the effective yield method.

C. FOREIGN CURRENCY TRANSLATION. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

          (1) Market value of investment securities, other assets and liabilities -- at the exchange rates prevailing at the end of the day.
          (2) Purchases and sales of investment securities, income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

     Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the statement of assets and liabilities for the estimated tax withholding based on the securities' current market values. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

     Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may

--------------------------------------------------------------------------------

     involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. Government Securities. These risks include but are not limited to re-evaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government Securities.

D. FOREIGN CURRENCY TRANSACTIONS AND FUTURES CONTRACTS. Certain funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

     Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices, for hedging purposes only. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. DISTRIBUTIONS TO SHAREHOLDERS. The Funds record distributions to their shareholders on ex-dividend date. Intermediate Bond Fund, High Yield Opportunity Fund and ING Classic Money Market Fund declare and become ex-dividend daily and pay dividends monthly. GNMA Fund and Strategic Bond Fund declare and become ex-dividend monthly and pay dividends monthly. Each Fund distributes capital gains, to the extent available, annually.

F. FEDERAL INCOME TAXES. It is the policy of the Funds to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. In addition, by distributing during each calendar year substantially all of its net investment income and net realized capital gains, each Fund intends not to be subject to any federal excise tax.

     The Board intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

G. USE OF ESTIMATES. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States. Actual results could differ from these estimates.

H. REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the

--------------------------------------------------------------------------------

     agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will always receive as collateral securities with market values equal to at least 100% of the amount being invested by the Fund. If the seller defaults, a Fund may incur a delay in the realization of proceeds, it may incur a loss if the value of the collateral securing the repurchase agreement declines, and it may incur disposition costs in liquidating the collateral.

I. SECURITIES LENDING. Each Fund has the option to temporarily loan 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. Government Securities. During the year ended March 31, 2003, the Funds did not loan any securities.

J. OPTIONS CONTRACTS. Certain Funds may purchase put and call options and may write (sell) put options and covered call options. The Funds may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

K. ILLIQUID AND RESTRICTED SECURITIES. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A of the Securities Act of 1933 (1933 Act) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. GNMA Income Fund may not invest in illiquid securities. Classic Money Market Fund may not invest more than 10% of its assets and all other funds may not invest more than 15% of their net assets in illiquid securities. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board. The Funds will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any.

L. DELAYED DELIVERY TRANSACTION. The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Funds' Portfolio. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to hold liquid assets as collateral with the Funds' custodian sufficient to cover the purchase price.

M. DOLLAR ROLL TRANSACTIONS. Certain Funds may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the

--------------------------------------------------------------------------------

     institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories.

N. CONSTRUCTION LOAN SECURITIES (GNMA FUND). The GNMA Fund may purchase construction loan securities, which are issued to finance building costs. The funds are disbursed as needed or in accordance with a prearranged plan. The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal. Upon completion of the construction phase, the construction loan securities are terminated and project loan securities are issued. It is the Fund's policy to record these GNMA certificates on trade date, and to segregate assets to cover its commitments on trade date as well.

NOTE 3 -- INVESTMENT TRANSACTIONS

For the year ended March 31, 2003, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

                                  PURCHASES            SALES
                                -------------      -------------
GNMA Fund                       $          --      $          --
High Yield Opportunity Fund       370,065,239        403,703,658
Intermediate Bond Fund            732,747,642        238,657,224
Strategic Bond Fund                63,521,468         67,114,396

U.S. Government Securities not included above were as follows:

                                  PURCHASES            SALES
                                -------------      -------------
GNMA Fund                       $ 933,300,087      $ 578,832,014
High Yield Opportunity Fund                --                 --
Intermediate Bond Fund            573,010,208        819,577,685
Strategic Bond Fund                52,962,190         49,176,206

NOTE 4 -- INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

All the Funds included in this report have an Investment Management Agreement with ING Investments, LLC (the "Manager", the "Investment Manager" or the "Adviser"), a wholly-owned subsidiary of ING Groep N.V. The investment management agreements compensate the Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

For GNMA Fund -- 0.60% for the first $150 million, 0.50% of the next $250 million, 0.45% of the next $400 million and 0.40% in excess of $800 million; for Intermediate Bond -- 0.50%; for Strategic Bond Fund -- 0.45% for the first $500 million, 0.40% of the next $250 million and 0.35% in excess of $750 million; for High Yield Opportunity Fund -- 0.60%; for ING Classic Money Market Fund -- 0.25%.

The fees payable to the Manager were discounted for the Intermediate Bond Fund and the ING Classic Money Market Fund by 75% in each Fund's first year of operations, and by 50% in each Fund's second year of operations.

ING Investment Management LLC (IIM), a registered investment advisor, serves as subadvisor to the Intermediate Bond Fund and ING Classic Money Market Fund pursuant to a subadvisory agreement between the Adviser and IIM. For its services IIM receives from the Adviser, a fee equal to 0.25% and 0.125%, respectively, of the average daily net assets of the Intermediate Bond Fund and ING Classic Money Market Fund.

Pursuant to the Administrative Services Agreement effective April 1, 2002 ING Funds Services, LLC ("IFS") acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. The services provided by IFS will include: (a) internal accounting services; (b) monitoring regulatory compliance, such as reports and filings with the U.S. Securities and Exchange Commission and state securities regulatory authorities; (c) preparing financial information for proxy statements; (d) preparing semiannual and annual reports to shareholders; (e) calculating net asset values; (f) preparation of certain shareholder communication; (g) supervision of the custodians and transfer agent; and (h) reporting to the Board. For its services, IFS is entitled to receive from the GNMA Fund, Intermediate Bond Fund, Strategic Bond Fund and High Yield Opportunity Fund a fee at an annual rate of 0.10% of its average daily net assets.

Prior to March 1, 2002, IFS acted as Shareholder Service Agent for the Strategic Bond Fund and High Yield Opportunity Fund.

--------------------------------------------------------------------------------

NOTE 5 -- DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except as noted below) has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby ING Funds Distributor, LLC (the "Distributor") is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund's shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to payment each month for actual expenses incurred in the distribution and promotion of each Fund's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor a combined Distribution and Service Fee based on average daily net assets at the following annual rates:

                                CLASS A   CLASS B   CLASS C   CLASS I   CLASS M   CLASS Q   CLASS T
                                -------   -------   -------   -------   -------   -------   -------
GNMA Fund                         0.25%     1.00%     1.00%      N/A      0.75%     0.25%     0.65%
High Yield Opportunity Fund       0.35%     1.00%     1.00%      N/A      0.75%     0.25%     0.65%
Intermediate Bond Fund            0.35%     1.00%     1.00%      N/A       N/A       N/A       N/A
Strategic Bond Fund               0.35%     0.75%     0.75%      N/A       N/A      0.25%      N/A
ING Classic Money Market Fund     0.75%     1.00%     1.00%      N/A       N/A       N/A       N/A

During the year ended March 31, 2003, the Distributor waived 0.10% of the Distribution fee for Intermediate Bond Fund for Class A only and waived 0.40% of the Distribution Fee for ING Classic Money Market Fund for Class A only.

For the year ended March 31, 2003, the Distributor has retained $278,960 as sales charges from the proceeds of Class A Shares sold, $54,036 from the proceeds of Class C Shares redeemed, and $2,000 from the proceeds of Class M Shares sold.

NOTE 6 -- OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At March 31, 2003 the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

                                 ACCRUED                           ACCRUED
                               INVESTMENT        ACCRUED         SHAREHOLDER
                               MANAGEMENT    ADMINISTRATIVE      SERVICES AND
                                  FEES            FEES        DISTRIBUTION FEES     TOTAL
                                --------        --------      -----------------   --------
GNMA Fund                       $375,882        $ 78,026          $347,319        $801,227
High Yield Opportunity Fund      159,566          26,405           214,703         400,674
Intermediate Bond Fund           111,008          22,202           122,191         255,401
Strategic Bond Fund               17,995           3,999            19,677          41,671
ING Classic Money Market Fund     98,915              --            89,691         188,606

At March 31, 2003, ING Life Insurance and Annuity Co., a wholly-owned indirect subsidiary of ING Groep N.V., held 41.7% and 35.2% of the shares outstanding of High Yield Bond Fund and Strategic Bond Fund, respectively. Control is defined by the Investment Company Act of 1940 ("1940 Act") as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines as affiliates companies that are under common control. Therefore, because High Yield Bond and Strategic Bond have a common owner that owns over 25% of the outstanding securities of each of them, the two Funds may be deemed to be affiliates of each other. At March 31, 2003, ING National Trust, a wholly-owned indirect subsidiary of ING Groep N.V., held 5.3% of the shares outstanding of Intermediate Bond Fund. Investment activities of these shareholders could have a material impact on the Funds.

Each Fund has adopted a Retirement Policy covering all independent trustees of the Fund who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement.

--------------------------------------------------------------------------------

A summary of the transactions during the year ended March 31, 2003, in which the issuer was part of the ING Family of Funds.

                                                                                           REALIZED
                                           PURCHASES                   SALES                LOSS ON
                                    -----------------------    -----------------------    INVESTMENT     VALUE AT
                                      SHARES        COST         SHARES      PROCEEDS     SECURITIES     3/31/03
                                    ----------   ----------    ----------   ----------    ----------    ----------
Strategic Bond Fund
  ING High Yield Bond Fund              45,000   $  362,700            --   $       --    $       --    $1,319,968
  ING High Yield Opportunity Fund      330,000    2,167,200       332,889    2,310,066      (189,934)    2,197,800
  ING Prime Rate Trust                 140,000      964,964        98,600      575,190      (104,420)      689,739

NOTE 7 -- OTHER ACCRUED EXPENSES AND LIABILITIES

At March 31, 2003 the Funds had the following payables recorded in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities.

                                PAYABLE FOR        PAYABLE FOR          PAYABLE FOR    PAYABLE FOR     TOTAL OTHER
                                  CUSTODY     SHAREHOLDER REPORTING   TRANSFER AGENT      OTHER      ACCRUED EXPENSES
                                    FEES             EXPENSES              FEES          EXPENSES    AND LIABILITIES
                                 ----------         ----------          ----------      ----------   ---------------
GNMA Income Fund                 $  117,600         $  145,876          $  254,759      $   97,367     $  615,602
High Yield Opportunity Fund          40,780            141,824             157,970          46,318        386,892
Intermediate Bond Fund               42,907             10,406              64,000          29,357        146,670
Strategic Bond Fund                  18,358             18,179              30,874          25,412         92,823
ING Classic Money Market Fund        92,767            145,143             121,888         101,576        461,374

NOTE 8 -- EXPENSE LIMITATIONS

For the following Funds, the Investment Manager has voluntarily agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the following annual expenses to average daily net assets ratios:

                                   CLASS A   CLASS B   CLASS C   CLASS I   CLASS M   CLASS Q   CLASS T
                                   -------   -------   -------   -------   -------   -------   -------
GNMA Fund                            1.29%     2.04%     2.04%     1.04%     1.79%     1.29%     1.69%
High Yield Opportunity Fund          1.10%     1.75%     1.75%      N/A      1.50      1.00%     1.40%
Intermediate Bond Fund               1.15%     1.90%     1.90%     0.90%      N/A       N/A       N/A
Strategic Bond Fund                  0.95%     1.35%     1.35%      N/A       N/A      0.85%      N/A
ING Classic Money Market Fund        0.77%     1.41%     1.41%     0.31%      N/A       N/A       N/A

Each Fund will at a later date reimburse the Investment Manager for management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund.

During the year ended March 31, 2003, the Investment Manager voluntarily waived $1,962,804, $383 and $162 for the ING Classic Money Market Fund for Class A, Class B and Class C, respectively. As of March 31, 2003, the cumulative amounts of reimbursed fees that are subject to possible recoupment by the Manager are as follows:

High Yield Opportunity Fund       $2,126,108
Intermediate Bond Fund               156,261
Strategic Bond Fund                  609,000
ING Classic Money Market Fund      2,217,974

--------------------------------------------------------------------------------

NOTE 9 -- LINE OF CREDIT

All of the Funds included in this report with the exception of GNMA Fund, in addition to certain other funds managed by the Adviser, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with State Street Bank and Trust Company for an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.10% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. At March 31, 2003, the Funds did not have any loans outstanding.

NOTE 10 -- CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

                                                          CLASS A SHARES
                                                 ------------------------------
                                                     YEAR             YEAR
                                                     ENDED            ENDED
                                                   MARCH 31,        MARCH 31,
                                                     2003             2002
                                                 -------------    -------------
GNMA FUND (NUMBER OF SHARES)
Shares sold                                         73,137,649       63,157,820
Shares issued as reinvestment of dividends           2,826,216        2,668,663
Shares redeemed                                    (64,721,314)     (55,105,271)
                                                 -------------    -------------
Net increase in shares outstanding                  11,242,551       10,721,212
                                                 =============    =============
GNMA FUND ($)
Shares sold                                      $ 647,417,851    $ 546,608,964
Shares issued as reinvestment of dividends          25,045,619       23,079,905
Shares redeemed                                   (572,367,002)    (477,081,467)
                                                 -------------    -------------
Net increase                                     $ 100,096,468    $  92,607,402
                                                 =============    =============

                                                  CLASS B SHARES                 CLASS C SHARES              CLASS I SHARES
                                            ---------------------------   ---------------------------   -------------------------
                                                YEAR           YEAR           YEAR           YEAR           YEAR        PERIOD
                                                ENDED          ENDED          ENDED          ENDED         ENDED         ENDED
                                              MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,     MARCH 31,     MARCH 31,
                                                2003           2002           2003           2002           2003        2002(1)
                                            ------------   ------------   ------------   ------------   -----------   -----------
GNMA FUND (NUMBER OF SHARES)
Shares sold                                   10,383,663      6,022,864      8,354,803      4,825,457       791,663       210,287
Shares issued as reinvestment of dividends       323,671        186,731        181,211         72,008        24,697         1,232
Shares redeemed                               (3,236,075)    (2,387,819)    (3,100,664)    (2,123,195)     (234,440)      (22,419)
                                            ------------   ------------   ------------   ------------   -----------   -----------
Net increase in shares outstanding             7,471,259      3,821,776      5,435,350      2,774,270       581,920       189,100
                                            ============   ============   ============   ============   ===========   ===========
GNMA FUND ($)
Shares sold                                 $ 92,311,001   $ 52,159,368   $ 73,988,441   $ 41,776,167   $ 7,072,323   $ 1,814,979
Shares issued as reinvestment of dividends     2,864,197      1,612,231      1,606,627        622,914       220,288        10,679
Shares redeemed                              (28,732,321)   (20,607,683)   (27,312,111)   (18,282,654)   (2,096,498)     (191,917)
                                            ------------   ------------   ------------   ------------   -----------   -----------
Net increase                                $ 66,442,877   $ 33,163,916   $ 48,282,957   $ 24,116,427   $ 5,196,113   $ 1,633,741
                                            ============   ============   ============   ============   ===========   ===========

----------
(1)  Class I commenced operations on January 7, 2002.

--------------------------------------------------------------------------------

NOTE 10 -- CAPITAL SHARES (CONTINUED)

                                                      CLASS M SHARES              CLASS Q SHARES              CLASS T SHARES
                                                 -------------------------   -------------------------   -------------------------
                                                    YEAR          YEAR          YEAR          YEAR          YEAR          YEAR
                                                   ENDED         ENDED         ENDED         ENDED         ENDED         ENDED
                                                  MARCH 31,     MARCH 31,     MARCH 31,     MARCH 31,     MARCH 31,     MARCH 31,
                                                    2003          2002          2003          2002          2003          2002
                                                 -----------   -----------   -----------   -----------   -----------   -----------
GNMA FUND (NUMBER OF SHARES)
Shares sold                                           89,509        34,505        14,313        93,434         1,849           177
Shares issued as reinvestment of dividends             3,490         1,394           544         3,377        47,505        72,423
Shares redeemed                                      (27,626)       (6,551)      (18,365)     (128,049)     (307,685)     (796,883)
                                                 -----------   -----------   -----------   -----------   -----------   -----------
Net increase (decrease) in shares outstanding         65,373        29,348        (3,508)      (31,238)     (258,331)     (724,283)
                                                 ===========   ===========   ===========   ===========   ===========   ===========
GNMA FUND ($)
Shares sold                                      $   796,808   $   300,488   $   126,826   $   813,238   $    16,625   $     1,546
Shares issued as reinvestment of dividends            31,077        12,067         4,854        29,255       420,465       625,787
Shares redeemed                                     (247,442)      (56,512)     (164,519)   (1,099,075)   (2,713,539)   (6,886,351)
                                                 -----------   -----------   -----------   -----------   -----------   -----------
Net increase (decrease)                          $   580,443   $   256,043   $   (32,839)  $  (256,582)  $(2,276,449)  $(6,259,018)
                                                 ===========   ===========   ===========   ===========   ===========   ===========

                                                         CLASS A SHARES                    CLASS B SHARES
                                                 ------------------------------    ------------------------------
                                                     YEAR             YEAR             YEAR             YEAR
                                                    ENDED            ENDED            ENDED            ENDED
                                                   MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,
                                                     2003             2002             2003             2002
                                                 -------------    -------------    -------------    -------------
HIGH YIELD OPPORTUNITY FUND (NUMBER OF SHARES)
Shares sold                                         16,263,300        7,384,162        2,298,165        2,122,908
Shares issued in merger                              6,407,106               --       14,095,676               --
Shares issued as reinvestment of dividends             585,206          386,832          993,995          708,385
Shares redeemed                                    (15,075,372)      (7,052,007)      (7,674,507)      (4,559,558)
                                                 -------------    -------------    -------------    -------------
Net increase (decrease) in shares outstanding        8,180,240          718,987        9,713,329       (1,728,265)
                                                 =============    =============    =============    =============
HIGH YIELD OPPORTUNITY FUND ($)
Shares sold                                      $ 110,029,139    $  58,175,845    $  15,652,565    $  16,743,471
Shares issued in merger                             48,565,867               --      107,380,857               --
Shares issued as reinvestment of dividends           3,931,634        3,009,696        6,722,293        5,501,455
Shares redeemed                                   (103,807,585)     (55,398,519)     (52,283,480)     (35,664,329)
                                                 -------------    -------------    -------------    -------------
Net increase (decrease)                          $  58,719,055    $   5,787,022    $  77,472,235    $ (13,419,403)
                                                 =============    =============    =============    =============

                                                         CLASS C SHARES               CLASS M
                                                 ------------------------------    -------------
                                                      YEAR             YEAR           PERIOD
                                                     ENDED            ENDED            ENDED
                                                    MARCH 31,        MARCH 31,       MARCH 31,
                                                      2003             2002           2003(1)
                                                 -------------    -------------    -------------
HIGH YIELD OPPORTUNITY FUND (NUMBER OF SHARES)
Shares sold                                          1,076,535          793,691            2,138
Shares issued in merger                                590,240               --          628,797
Shares issued as reinvestment of dividends             136,259          131,261           25,070
Shares redeemed                                     (1,167,865)      (1,491,553)        (151,825)
                                                 -------------    -------------    -------------
Net increase (decrease) in shares outstanding          635,169         (566,601)         504,180
                                                 =============    =============    =============
HIGH YIELD OPPORTUNITY FUND ($)
Shares sold                                      $   7,417,867    $   6,403,212    $      14,387
Shares issued in merger                              4,492,905               --        4,766,282
Shares issued as reinvestment of dividends             925,570        1,024,746          166,801
Shares redeemed                                     (8,007,182)     (11,855,613)      (1,021,019)
                                                 -------------    -------------    -------------
Net increase (decrease)                          $   4,829,160    $  (4,427,655)   $   3,926,451
                                                 =============    =============    =============

----------
(1)  Class M Shares commenced operations on May 17, 2002.

--------------------------------------------------------------------------------

NOTE 10 -- CAPITAL SHARES (CONTINUED)

                                                         CLASS Q SHARES                   CLASS T SHARES
                                                 ------------------------------    ------------------------------
                                                     YEAR             YEAR             YEAR             YEAR
                                                    ENDED            ENDED            ENDED            ENDED
                                                   MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,
                                                     2003             2002             2003             2002
                                                 -------------    -------------    -------------    -------------
HIGH YIELD OPPORTUNITY FUND (NUMBER OF SHARES)
Shares sold                                            116,562          374,119                1            5,425
Shares issued in merger                                  2,500               --               --               --
Shares issued as reinvestment of dividends               8,930           24,396           77,085          137,220
Shares redeemed                                       (211,906)        (527,306)        (707,547)        (896,484)
                                                 -------------    -------------    -------------    -------------
Net decrease in shares outstanding                     (83,914)        (128,791)        (630,461)        (753,839)
                                                 =============    =============    =============    =============
HIGH YIELD OPPORTUNITY FUND ($)
Shares sold                                      $     745,712    $   3,014,721    $           4    $      23,154
Shares issued in merger                                 19,032               --               --               --
Shares issued as reinvestment of dividends              60,422          191,409          526,861        1,073,078
Shares redeemed                                     (1,400,699)      (4,139,454)      (4,865,661)      (7,059,452)
                                                 -------------    -------------    -------------    -------------
Net decrease                                     $    (575,533)   $    (933,324)   $  (4,338,796)   $  (5,963,220)
                                                 =============    =============    =============    =============

                                                         CLASS A SHARES                   CLASS B SHARES
                                                 ------------------------------    ------------------------------
                                                     YEAR             YEAR             YEAR             YEAR
                                                    ENDED            ENDED            ENDED            ENDED
                                                   MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,
                                                     2003             2002             2003             2002
                                                 -------------    -------------    -------------    -------------
INTERMEDIATE BOND FUND (NUMBER OF SHARES)
Shares sold                                         20,485,344        5,035,127        5,721,047        1,144,345
Shares issued as reinvestment of dividends             281,375          403,357           90,480           59,528
Shares redeemed                                    (10,999,640)      (4,549,770)      (1,081,565)        (346,703)
                                                 -------------    -------------    -------------    -------------
Net increase in shares outstanding                   9,767,079          888,714        4,729,962          857,170
                                                 =============    =============    =============    =============
INTERMEDIATE BOND FUND ($)
Shares sold                                      $ 212,009,071    $  52,129,574    $  59,045,245    $  11,851,772
Shares issued as reinvestment of dividends           2,905,320        4,097,319          934,949          601,448
Shares redeemed                                   (113,708,272)     (47,299,269)     (11,172,225)      (3,506,893)
                                                 -------------    -------------    -------------    -------------
Net increase                                     $ 101,206,119    $   8,927,624    $  48,807,969    $   8,946,327
                                                 =============    =============    =============    =============

                                                         CLASS C SHARES                   CLASS I SHARES
                                                 ------------------------------    ------------------------------
                                                     YEAR             YEAR             YEAR            PERIOD
                                                    ENDED            ENDED            ENDED            ENDED
                                                   MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,
                                                     2003             2002             2003            2002(1)
                                                 -------------    -------------    -------------    -------------
INTERMEDIATE BOND FUND (NUMBER OF SHARES)
Shares sold                                          5,249,312          703,512          675,432        1,005,783
Shares issued as reinvestment of dividends              64,460           42,864           64,547           10,435
Shares redeemed                                       (912,120)        (540,629)        (296,980)         (27,796)
                                                 -------------    -------------    -------------    -------------
Net increase in shares outstanding                   4,401,652          205,747          442,999          988,422
                                                 =============    =============    =============    =============
INTERMEDIATE BOND FUND ($)
Shares sold                                      $  54,232,649    $   7,201,959    $   6,967,970    $  10,071,273
Shares issued as reinvestment of dividends             666,529          435,184          666,112          104,328
Shares redeemed                                     (9,420,954)      (5,601,691)      (3,053,533)        (277,109)
                                                 -------------    -------------    -------------    -------------
Net increase                                     $  45,478,224    $   2,035,452    $   4,580,549    $   9,898,492
                                                 =============    =============    =============    =============

----------
(1)  Class I Shares commenced operations on January 8, 2002.

--------------------------------------------------------------------------------

NOTE 10 -- CAPITAL SHARES (CONTINUED)

                                                           CLASS A SHARES                    CLASS B SHARES
                                                   ------------------------------    ------------------------------
                                                       YEAR             YEAR             YEAR             YEAR
                                                      ENDED            ENDED            ENDED            ENDED
                                                     MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,
                                                       2003             2002             2003             2002
                                                   -------------    -------------    -------------    -------------
STRATEGIC BOND FUND (NUMBER OF SHARES)
Shares sold                                            2,926,400        4,697,482          512,495          674,202
Shares issued as reinvestment of dividends               155,509          226,982           25,027           31,890
Shares redeemed                                       (3,411,267)      (5,100,284)        (406,134)        (368,456)
                                                   -------------    -------------    -------------    -------------
Net increase (decrease) in shares outstanding           (329,358)        (175,820)         131,388          337,636
                                                   =============    =============    =============    =============
STRATEGIC BOND FUND ($)
Shares sold                                        $  32,008,296    $  53,226,132    $   5,478,867    $   7,477,720
Shares issued as reinvestment of dividends             1,696,951        2,571,224          266,404          352,785
Shares redeemed                                      (37,277,857)     (57,817,171)      (4,331,111)      (4,086,298)
                                                   -------------    -------------    -------------    -------------
Net increase (decrease)                            $  (3,572,610)   $  (2,019,815)   $   1,414,160    $   3,744,207
                                                   =============    =============    =============    =============

                                                           CLASS C SHARES                    CLASS Q SHARES
                                                   ------------------------------    ------------------------------
                                                       YEAR             YEAR             YEAR             YEAR
                                                      ENDED            ENDED            ENDED            ENDED
                                                     MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,
                                                       2003             2002             2003             2002
                                                   -------------    -------------    -------------    -------------
STRATEGIC BOND FUND (NUMBER OF SHARES)
Shares sold                                              471,183          730,521          446,425          152,597
Shares issued as reinvestment of dividends                 9,972           16,633              511            1,329
Shares redeemed                                         (569,042)        (735,217)        (445,870)        (165,279)
                                                   -------------    -------------    -------------    -------------
Net increase (decrease) in shares outstanding            (87,887)          11,937            1,066          (11,353)
                                                   =============    =============    =============    =============
STRATEGIC BOND FUND ($)
Shares sold                                        $   5,276,764    $   8,465,693    $   4,589,655    $   1,640,404
Shares issued as reinvestment of dividends               111,460          192,316            5,263           14,311
Shares redeemed                                       (6,375,279)      (8,486,891)      (4,587,888)      (1,784,646)
                                                   -------------    -------------    -------------    -------------
Net increase (decrease)                            $    (987,055)   $     171,118    $       7,030    $    (129,931)
                                                   =============    =============    =============    =============

                                                           CLASS A SHARES                    CLASS B SHARES
                                                   ------------------------------    ------------------------------
                                                       YEAR             YEAR             YEAR             YEAR
                                                      ENDED            ENDED            ENDED            ENDED
                                                     MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,
                                                       2003             2002             2003             2002
                                                   -------------    -------------    -------------    -------------
ING CLASSIC MONEY MARKET FUND (NUMBER OF SHARES)
Shares sold                                          574,042,376      975,047,539          715,606          243,751
Shares issued as reinvestment of dividends             4,988,511       14,496,071            7,165           51,325
Shares redeemed                                     (670,065,555)    (955,149,292)      (1,553,711)      (1,021,831)
                                                   -------------    -------------    -------------    -------------
Net increase (decrease) in shares outstanding        (91,034,668)      34,394,318         (830,940)        (726,755)
                                                   =============    =============    =============    =============
ING CLASSIC MONEY MARKET FUND ($)
Shares sold                                        $ 574,042,376    $ 975,047,296    $     715,606    $     243,715
Shares issued as reinvestment of dividends             4,988,511       14,496,071            7,165           51,325
Shares redeemed                                     (670,065,555)    (955,149,292)      (1,553,711)      (1,021,831)
                                                   -------------    -------------    -------------    -------------
Net increase (decrease)                            $ (91,034,668)   $  34,394,075    $    (830,940)   $    (726,791)
                                                   =============    =============    =============    =============

--------------------------------------------------------------------------------

NOTE 10 -- CAPITAL SHARES (CONTINUED)

                                                          CLASS C SHARES                 CLASS I SHARES
                                                   ----------------------------    ----------------------------
                                                       YEAR            YEAR            YEAR           YEAR
                                                      ENDED           ENDED           ENDED           ENDED
                                                     MARCH 31,       MARCH 31,       MARCH 31,       MARCH 31,
                                                       2003            2002            2003           2002
                                                   ------------    ------------    ------------    ------------
ING CLASSIC MONEY MARKET FUND (NUMBER OF SHARES)
Shares sold                                             161,450          95,399              --             106
Shares issued as reinvestment of dividends                2,235          44,817              --         265,050
Shares redeemed                                        (229,528)     (2,133,740)            (96)    (11,083,870)
                                                   ------------    ------------    ------------    ------------
Net decrease in shares outstanding                      (65,843)     (1,993,524)            (96)    (10,818,714)
                                                   ============    ============    ============    ============
ING CLASSIC MONEY MARKET FUND ($)
Shares sold                                        $    161,450    $     95,380    $         --    $        106
Shares issued as reinvestment of dividends                2,235          44,817              --         265,050
Shares redeemed                                        (229,528)     (2,133,740)            (96)    (11,083,870)
                                                   ------------    ------------    ------------    ------------
Net decrease                                       $    (65,843)   $ (1,993,543)   $        (96)   $(10,818,714)
                                                   ============    ============    ============    ============

NOTE 11 -- CREDIT RISK AND DEFAULTED SECURITIES

Although each Fund has a diversified portfolio, High Yield Opportunity Fund and Strategic Bond Fund had 9.52% and 3.13%, respectively, of their portfolios invested in lower rated and comparable quality unrated high yield securities. Investments in high yield securities are accompanied by a greater degree of credit risk and such lower rated securities tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

Funds that held defaulted securities at March 31, 2003 were as follows:

FUND                                        SECURITY                MARKET VALUE
----                                        --------                ------------
High Yield Opportunity Fund       Classic Cable, Inc.                $1,790,100
                                  ICG Services, Inc.                     45,000
                                  SA Telecommunications, Inc.               --
                                  WinStar Communications, Inc.            1,250
                                                                     ----------
                                                                      2,082,050
                                                                     ==========
Strategic Bond Fund               WinStar Communications, Inc.       $      200
                                                                     ==========

For financial reporting purposes, it is each Fund's accounting practice to discontinue the accrual of income and to provide an estimate for probable losses due to unpaid interest income on defaulted bonds for the current reporting period. The High Yield Opportunity Fund had interest write-offs of $423,672 as a result of defaulted securities.

NOTE 12 -- FEDERAL INCOME TAXES

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. The tax composition of dividends and distributions to shareholders for year ended March 31, 2003 were as follow:

                                    ORDINARY         LONG-TERM
                                     INCOME        CAPITAL GAINS
                                   -----------     -------------
GNMA Income Fund                   $37,467,565      $        --
High Yield Opportunity Fund         34,744,544               --
Intermediate Bond Fund               7,068,340           55,205
Strategic Bond Fund                  2,827,357               --
ING Classic Money Market Fund        5,124,447               --

--------------------------------------------------------------------------------

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. Key differences are the treatment of short-term capital gains, foreign currency transactions, wash sale deferrals, adjustments from mergers and other temporary or permanent differences. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

Accordingly, the following amounts represent current year permanent tax differences that have been reclassified as of March 31, 2003:

                                                                       ACCUMULATED NET
                                 PAID-IN       UNDISTRIBUTED NET   REALIZED GAINS (LOSSES)
                                 CAPITAL       INVESTMENT INCOME       ON INVESTMENTS
                              -------------      -------------         --------------
GNMA Income Fund              $     549,039      $   2,443,930         $  (2,992,969)
High Yield Opportunity Fund    (165,010,724)         4,754,545           160,256,179
Intermediate Bond Fund                   --            655,469              (655,469)
Strategic Bond Fund                      --            122,777              (122,777)

During the year ended March 31, 2003, $3,232,561 of capital loss carryforward was utilized for the GNMA Income Fund.

Capital loss carryforwards, which may be used to offset future realized capital gains for federal income tax purposes were as follows at March 31, 2003:

                                    AMOUNT        EXPIRATION DATES
                                  -----------     ----------------
GNMA Income Fund                  $13,788,569        2004-2010
High Yield Opportunity Fund       373,214,651        2004-2011
Strategic Bond Fund                12,105,934        2007-2011
ING Classic Money Market Fund          35,311             2011

The capital loss carryforwards for High Yield Opportunity Fund includes $64,227,424 of losses acquired from ING High Yield Fund. Utilization of GNMA Income Fund, High Yield Opportunity Fund and Strategic Bond Fund capital loss carryforwards will be subject to an annual limitation as prescribed by the Internal Revenue Code.

The following represents the tax-basis components of distributable earnings as of March 31, 2003:

                                                         UNDISTRIBUTED   UNREALIZED NET      CAPITAL
                                    UNDISTRIBUTED          LONG-TERM      APPRECIATION/       LOSS
                                ORDINARY INCOME (LOSS)   CAPITAL GAINS    DEPRECIATION    CARRYFORWARDS
                                ----------------------   -------------    ------------    -------------
GNMA Income Fund                     $  5,623,076        $         --     $ 43,154,279    $ 13,788,569
High Yield Opportunity Fund            (1,053,273)                 --      (55,276,678)    373,214,651
Intermediate Bond Fund                  4,500,975                  --        2,573,718              --
Strategic Bond Fund                        71,455                  --        1,238,322      12.105,934
ING Classic Money Market Fund                  --                  --               --          35,311

Under the current tax law, capital and currency losses realized after October 31, may be deferred and treated as occurring on the first day of the following first year. For the year ended March 31, 2003, the Funds elected to defer losses occurring between November 1, 2002 and March 31, 2003 as follows:

                                      POST OCTOBER
                                   CAPITAL/CURRENCY
FUND                                LOSSES DEFERRED
----                                ---------------
GNMA Income Fund                       $2,067,745
High Yield Opportunity Fund            52,529,279
Intermediate Bond Fund                    456,476
Strategic Bond Fund                        49,118
ING Classic Money Market Fund                  57

--------------------------------------------------------------------------------

NOTE 13 -- REORGANIZATIONS

On May 17, 2002, the High Yield Opportunity Fund as listed below ("Acquiring Fund"), acquired the assets and certain liabilities of High Yield Fund, also listed below ("Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in Note 11 -- Capital Shares. Net assets and unrealized appreciation/(depreciation) as of the reorganization date were as follows:

                                                                             ACQUIRED FUND
                                                                               UNREALIZED
        ACQUIRING                  ACQUIRED         TOTAL NET ASSETS OF   TOTAL NET ASSETS OF       APPRECIATION
           FUND                      FUND           ACQUIRED FUND (000)   ACQUIRING FUND (000)   (DEPRECIATION)(000)
           ----                      ----           -------------------   --------------------   -------------------
High Yield Opportunity Fund   ING High Yield Fund         $165,225              $242,666              $ (3,897)

The net assets of High Yield Opportunity Fund after the reorganization were $407,891,000.

NOTE 14 -- ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Fund's Board of Trustees, the following securities have been deemed to be illiquid. The Funds currently limit investment in illiquid securities to 15% (10% for ING Classic Money Market) of the Fund's net assets, at market value, at time of purchase.

                                                                          PRINCIPAL    INITIAL                               PERCENT
                                                                           AMOUNT/   ACQUISITION                              OF NET
FUND                                       SECURITY                        SHARES        DATE        COST          VALUE      ASSETS
----                                       --------                       ---------    --------   -----------   -----------   ------
High Yield
 Opportunity       Comforce Corp. Warrants                                   92,950    12/23/98   $        --   $       930    0.00%
                   Dayton Superior Corp. Warrants                             3,100    08/10/00            --         1,550    0.00%
                   ICG Services, Inc., 10.000%, due 02/15/08              3,600,000    03/06/00     2,748,329        45,000    0.01%
                   Int'l Utility Structures, Inc., 13.000%, due 02/01/08  2,456,000    08/01/01       828,382        85,960    0.03%
                   International Wireless Communications Holdings, Inc.     483,445    08/09/96     8,452,566         4,834    0.00%
                   Jordan Telecommunications                                  2,350    01/31/00            --        95,504    0.03%
                   North Atlantic Trading Co.                                 5,480     6/18/97       210,003            --    0.00%
                   Travelcenters of America, Inc. Warrants                    9,000    11/09/00        69,519        92,250    0.03%
                   US Interactive Warrants                                    3,833      6/1/99            --            --    0.00%
                                                                                                  -----------   -----------    ----
                                                                                                  $12,308,799   $   326,028    0.10%
                                                                                                  ===========   ===========    ====
Strategic Bond     Dominican Republic Intl., 2.313%, due 08/30/24           200,000    03/19/96   $   133,678   $   159,334    0.32%
                   East Coast Power LLC, 7.536%,due 06/30/17                 56,347    04/14/99        78,000        51,698    0.10%
                   Enersis S.A. 6.600%, due 12/01/26                         20,000    02/23/99        19,082        18,231    0.04%
                   FHLMC, 10.000%, due 10/01/03                               1,055    01/23/96         2,894         1,074    0.00%
                   FHLMC, 9.000%, due 06/01/06                                1,521    01/24/97         2,495         1,595    0.00%
                   FNMA, 6.500%, due 02/01/09                                34,267    04/01/97        33,657        36,509    0.07%
                   FNMA, 9.500%, due 05/01/07                                 3,030    04/01/97         4,718         3,045    0.01%
                   FNMA, 9.500%, due 06/01/05                                 2,078    12/11/97         3,488         2,170    0.00%
                   FNMA, 9.500%, due 07/01/06                                 2,236    01/29/96         3,383         2,276    0.00%
                   Unikredit Realkredit, 6.000%, due 07/01/29                   803    10/16/98           149           121    0.00%
                                                                                                  -----------   -----------    ----
                                                                                                  $   281,544   $   276,053    0.54%
                                                                                                  ===========   ===========    ====
ING Classic Money
 Market            Goldman Sachs Group, Inc., 1.610%, due 04/03/03        3,500,000    09/04/02   $ 3,500,045   $ 3,500,045    0.76%
                   Money Market Trust Series 2003-A, 1.381%, due          5,400,000    02/19/03     5,397,603     5,397,603    1.17%
                     02/19/04
                   Money Market Trust Series A-1, 1.430%, due 04/09/04    9,200,000    03/12/03     9,200,000     9,200,000    2.00%
                                                                                                  -----------   -----------    ----
                                                                                                  $18,097,648   $18,097,648    3.93%
                                                                                                  ===========   ===========    ====

--------------------------------------------------------------------------------

NOTE 15 -- SUBSEQUENT EVENTS

DEFAULTED SECURITIES. On April 1, 2003 Flemings Cos., Inc. was designated as defaulted. High Yield Opportunity Fund and Intermediate Bond Fund held this security at March 31, 2003.

DIVIDENDS. Subsequent to March 31, 2003 the following Funds declared dividends from net investment income of:

                                PER SHARE
                                  AMOUNT       PAYABLE DATE        RECORD DATE
                                  ------       ------------        -----------
GNMA FUND
Class A                          $0.0340      April 3, 2003       March 31, 2003
Class B                          $0.0281      April 3, 2003       March 31, 2003
Class C                          $0.0281      April 3, 2003       March 31, 2003
Class I                          $0.0356      April 3, 2003       March 31, 2003
Class M                          $0.0297      April 3, 2003       March 31, 2003
Class Q                          $0.0341      April 3, 2003       March 31, 2003
Class T                          $0.0312      April 3, 2003       March 31, 2003
Class A                          $0.0360      May 5, 2003         April 30, 2003
Class B                          $0.0310      May 5, 2003         April 30, 2003
Class C                          $0.0304      May 5, 2003         April 30, 2003
Class I                          $0.0386      May 5, 2003         April 30, 2003
Class M                          $0.0324      May 5, 2003         April 30, 2003
Class Q                          $0.0368      May 5, 2003         April 30, 2003
Class T                          $0.0331      May 5, 2003         April 30, 2003

HIGH YIELD OPPORTUNITY FUND
Class A                          $0.0600      May 1, 2003         Daily
Class B                          $0.0562      May 1, 2003         Daily
Class C                          $0.0562      May 1, 2003         Daily
Class M                          $0.0580      May 1, 2003         Daily
Class Q                          $0.0620      May 1, 2003         Daily
Class T                          $0.0586      May 1, 2003         Daily

INTERMEDIATE BOND FUND
Class A                          $0.0315      May 1, 2003         Daily
Class B                          $0.0250      May 1, 2003         Daily
Class C                          $0.0250      May 1, 2003         Daily
Class I                          $0.0351      May 1, 2003         Daily

STRATEGIC BOND FUND
Class A                          $0.0400      April 3, 2003       March 31, 2003
Class B                          $0.0365      April 3, 2003       March 31, 2003
Class C                          $0.0354      April 3, 2003       March 31, 2003
Class Q                          $0.0435      April 3, 2003       March 31, 2003
Class A                          $0.0450      May 5, 2003         April 30, 2003
Class B                          $0.0372      May 5, 2003         April 30, 2003
Class C                          $0.0363      May 5, 2003         April 30, 2003
Class Q                          $0.0424      May 5, 2003         April 30, 2003

ING CLASSIC MONEY MARKET FUND
Class A                          $0.0005      May 1, 2003         Daily
Class B                          $0.0001      May 1, 2003         Daily
Class C                          $0.0001      May 1, 2003         Daily
Class I                          $0.0000      May 1, 2003         Daily

ING
GNMA
Income
Fund                               PORTFOLIO OF INVESTMENTS as of March 31, 2003
--------------------------------------------------------------------------------
Principal
 Amount                                                                Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 83.4%
                     FEDERAL HOME LOAN MORTGAGE
                       CORPORATION: 0.5%
$ 1,203,586          7.000%, due 11/01/14                         $   1,286,908
  2,769,511          7.500%, due 12/01/14-01/01/30                    2,968,202
    546,650          8.000%, due 01/01/30                               590,390
                                                                  -------------
                                                                      4,845,500
                                                                  -------------
                     FEDERAL NATIONAL MORTGAGE
                       ASSOCIATION: 0.5%
    431,636          6.500%, due 06/01/14                               457,538
    599,479          7.000%, due 03/01/15                               640,223
    881,760          7.500%, due 05/01/28                               941,607
  2,283,613          8.500%, due 08/01/11-09/01/15                    2,518,183
                                                                  -------------
                                                                      4,557,551
                                                                  -------------
                     GOVERNMENT NATIONAL
                       MORTGAGE ASSOCIATION: 82.4%
  5,153,425          5.500%, due 02/20/23-04/20/29                    5,288,887
    557,954          5.650%, due 07/15/29                               570,285
165,223,238          6.000%, due 04/20/24-03/15/33                  171,908,330
 16,190,344          6.250%, due 04/15/26-04/17/29                   16,525,085
    136,354          6.340%, due 02/15/29                               140,390
    577,168          6.350%, due 09/15/33                               637,471
  5,843,719          6.400%, due 10/15/33-08/15/38                    6,473,782
  1,176,236          6.470%, due 09/15/33                             1,306,476
 96,917,048          6.500%, due 02/15/22-02/15/40                  102,554,860
 15,473,644          6.625%, due 07/15/33-01/15/40                   17,108,759
  4,713,587          6.650%, due 12/15/13-09/15/32                    5,158,897
  3,535,501          6.670%, due 01/15/40                             3,921,597
  6,228,218          6.688%, due 07/15/40                             6,903,475
    406,750          6.700%, due 08/15/14-12/15/14                      424,692
  4,332,434          6.745%, due 10/15/39                             4,823,696
 14,613,114          6.750%, due 06/15/13-01/15/41                   16,074,860
  2,863,090          6.810%, due 07/15/39                             3,199,053
  4,111,925          6.820%, due 05/15/27-04/15/34                    4,579,010
  9,903,118          6.840%, due 10/15/36                            11,044,323
  1,811,786          6.870%, due 03/15/39                             2,030,862
  5,953,054          6.875%, due 01/15/29-02/15/40                    6,656,470
  2,197,549          6.900%, due 01/15/32                             2,452,414
  2,923,081          6.950%, due 12/15/29                             2,969,248
150,198,954          7.000%, due 07/15/22-12/15/35                  158,867,687
  9,031,021          7.010%, due 02/15/37                            10,129,144
    962,887          7.050%, due 07/15/29                             1,024,881
  5,585,151          7.100%, due 11/15/39                             6,323,509
  8,991,650          7.125%, due 09/15/39                            10,192,865
  3,363,610          7.150%, due 07/15/31                             3,814,798
  4,786,239          7.250%, due 05/15/22-09/15/31                    5,135,167
  2,971,137          7.300%, due 08/15/36                             3,351,122
 18,259,712          7.450%, due 03/15/29                            19,541,432
 24,905,620          7.500%, due 12/15/19-09/15/32                   26,128,489
  7,048,474          7.600%, due 08/15/31-06/15/40                    8,041,399
 11,926,108          7.625%, due 05/15/32-07/15/38                   13,491,314
 23,698,036          7.650%, due 12/15/12-05/15/41                   27,097,582
    565,906          7.700%, due 08/15/13                               607,180
  6,263,876          7.750%, due 06/15/14-12/15/35                    7,110,507
  1,111,008          7.800%, due 05/15/19-01/15/42                    1,265,202
 10,044,457          7.875%, due 09/15/29-04/15/38                   11,300,674
 15,500,703          8.000%, due 08/15/12-11/15/38                   17,426,896
    205,199          8.050%, due 07/15/19-04/15/21                      225,141
  1,413,114          8.100%, due 06/15/12-07/15/12                    1,525,777
  5,004,823          8.125%, due 05/15/38                             5,788,574
  5,870,508          8.150%, due 12/15/11-09/15/15                    6,353,824
  6,045,748          8.200%, due 10/15/11-05/15/13                    6,540,430
  2,060,516          8.250%, due 10/15/24-03/15/41                    2,367,384
  7,036,626          8.500%, due 12/15/29-10/15/31                    7,730,291
    119,915          8.750%, due 10/15/23-06/15/27                      129,722
  2,851,838          9.000%, due 05/15/20-12/15/34                    3,107,090
  1,383,397          9.250%, due 06/15/30                             1,496,289
    983,554          10.250%, due 08/15/29                            1,084,043
                                                                  -------------
                                                                    759,951,335
                                                                  -------------
                     Total U.S. Government Agency Obligations
                       (Cost $727,171,483)                          769,354,386
                                                                  -------------
U.S. TREASURY OBLIGATIONS: 15.3%
                     U.S. TREASURY INFLATION PROTECTED
                       SECURITIES: 15.3%
 22,734,450          3.000%, due 07/15/12                            24,745,039
104,360,280          3.375%, due 01/15/12                           116,753,168
                                                                  -------------
                                                                    141,498,207
                                                                  -------------
                     Total U.S. Treasury Obligations
                       (Cost $140,526,831)                          141,498,207
                                                                  -------------
                     Total Long-Term Investments
                       (Cost $867,698,314)                          910,852,593
                                                                  -------------
SHORT-TERM INVESTMENTS: 0.4%
                     U.S. TREASURY OBLIGATIONS: 0.3%
  1,500,000          U.S. Treasury Bill, 1.130%, due 04/17/03         1,499,247
  1,200,000          U.S. Treasury Bill, 1.135%, due 04/24/03         1,199,130
                                                                  -------------
                                                                      2,698,377
                                                                  -------------
                     REPURCHASE AGREEMENT: 0.1%
  1,235,000          State Street Repurchase Agreement dated
                       3/31/03, 1.100% due 04/01/03, $1,235,038
                       to be received upon repurchase
                       (Collateralized by $755,000 U.S.
                       Treasury Bonds, 11.250% Market
                       Value $1,264,625 due 02/15/15)                 1,235,000
                                                                  -------------
                                                                      1,235,000
                                                                  -------------
                     Total Short-Term Investments
                       (Cost $3,933,377)                              3,933,377
                                                                  -------------
                     TOTAL INVESTMENTS IN SECURITIES
                       (COST $871,631,691)*            99.1%      $ 914,785,970
                     OTHER ASSETS AND
                       LIABILITIES-NET                  0.9%          7,973,890
                                                     ------       -------------
                     NET ASSETS                       100.0%      $ 922,759,860
                                                     ======       =============

* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                     Gross Unrealized Appreciation                $  44,748,477
                     Gross Unrealized Depreciation                   (1,594,198)
                                                                  -------------
                     Net Unrealized Appreciation                  $  43,154,279
                                                                  =============

                 See Accompanying Notes to Financial Statements

ING
High Yield
Opportunity
Fund
                                   PORTFOLIO OF INVESTMENTS as of March 31, 2003
--------------------------------------------------------------------------------
Principal
 Amount                                                               Value
--------------------------------------------------------------------------------
CORPORATE BONDS: 88.3%
                     ADVERTISING: 0.6%
$   630,000     #    RH Donnelley Finance Corp. I, 8.875%, due
                       12/15/10                                   $     697,725
  1,070,000     #    RH Donnelley Finance Corp. I, 10.875%, due
                       12/15/12                                       1,227,825
                                                                  -------------
                                                                      1,925,550
                                                                  -------------
                     AEROSPACE/DEFENSE: 0.6%
    740,000          L-3 Communications Corp., 7.625%, due
                       06/15/12                                         788,100
  1,075,000          Sequa Corp., 8.875%, due 04/01/08                1,058,875
                                                                  -------------
                                                                      1,846,975
                                                                  -------------
                     APPAREL: 0.4%
    750,000          Levi Strauss & Co., 11.625%, due 01/15/08          712,500
    470,000          Russell Corp., 9.250%, due 05/01/10                509,950
                                                                  -------------
                                                                      1,222,450
                                                                  -------------
                     AUTO PARTS & EQUIPMENT: 2.3%
  1,000,000          Collins & Aikman Products, 10.750%, due
                       12/31/11                                         970,800
  1,450,000          Collins & Aikman Products, 11.500%, due
                       04/15/06                                       1,257,875
    590,000          Dana Corp., 10.125%, due 03/15/10                  606,225
  2,225,000          Lear Corp., 8.110%, due 05/15/09                 2,419,688
    960,000     #    Rexnord Corp., 10.125%, due 12/15/12             1,024,800
  1,420,000     #    TRW Automotive, Inc., 11.000%, due 02/15/13      1,423,550
                                                                  -------------
                                                                      7,702,938
                                                                  -------------
                     BUILDING MATERIALS: 0.0%
  2,456,000  @@,I,XX International Utility Structures, Inc.,
                       13.000%, due 02/01/08                             85,960
                                                                  -------------
                                                                         85,960
                                                                  -------------
                     CHEMICALS: 2.5%
    460,000          Equistar Chemicals LP, 10.125%, due
                       09/01/08                                         446,200
  1,800,000          IMC Global, Inc., 10.875%, due 06/01/08          1,971,000
  1,950,000          IMC Global, Inc., 11.250%, due 06/01/11          2,125,500
  3,685,000          Lyondell Chemical Co., 9.625%, due 05/01/07      3,703,425
                                                                  -------------
                                                                      8,246,125
                                                                  -------------
                     COMMERCIAL SERVICES: 3.2%
  2,225,000          Coinmach Corp., 9.000%, due 02/01/10             2,361,281
  3,015,000     @@   Quebecor Media, Inc., 11.125%, due 07/15/11      3,286,350
  4,700,000          United Rentals North America, Inc.,
                       10.750%, due 04/15/08                          4,888,000
                                                                  -------------
                                                                     10,535,631
                                                                  -------------
                     COMPUTERS: 0.4%
    725,000     @@   Seagate Technology Hdd Holdings, 8.000%,
                       due 05/15/09                                     763,062
    475,000          Unisys Corp., 8.125%, due 06/01/06                 507,656
                                                                  -------------
                                                                      1,270,718
                                                                  -------------
                     COSMETICS/PERSONAL CARE: 0.5%
  1,750,000          Chattem, Inc., 8.875%, due 04/01/08              1,789,375
                                                                  -------------
                                                                      1,789,375
                                                                  -------------
                     DIVERSIFIED FINANCIAL SERVICES: 2.1%
    490,000     #    American Tower Escrow Corp., 0.000%, due
                       08/01/08                                         325,850
  3,852,134    &,#   Hollinger Participation Trust, 12.125%,
                       due 11/15/10                                   3,881,025
  2,105,000          Nexstar Finance, Inc., 12.000%, due
                       04/01/08                                       2,331,288
     16,453    &,#   Russell-Stanley Holdings, Inc., 9.000%,
                       due 11/30/08                                       7,980
    535,000     #    Universal City Development Partners,
                       11.750%, due 04/01/10                            541,019
                                                                  -------------
                                                                      7,087,162
                                                                  -------------
                     ELECTRIC: 1.1%
  5,830,000          Calpine Corp., 7.625%, due 04/15/06              3,527,150
                                                                  -------------
                                                                      3,527,150
                                                                  -------------
                     ELECTRONICS: 1.3%
    325,000     @@   Flextronics Intl. Ltd., 8.750%, due
                       10/15/07                                         341,656
  2,650,000     @@   Flextronics Intl. Ltd., 9.875%, due
                       07/01/10                                       2,951,438
    925,000          Stoneridge, Inc., 11.500%, due 05/01/12            943,500
                                                                  -------------
                                                                      4,236,594
                                                                  -------------
                     ENTERTAINMENT: 1.0%
  2,900,000          Carmike Cinemas, Inc., 10.375%, due
                       02/01/09                                       2,802,125
    490,000          Six Flags, Inc., 9.750%, due 06/15/07              477,750
                                                                  -------------
                                                                      3,279,875
                                                                  -------------
                     ENVIRONMENTAL CONTROL: 2.3%
  2,100,000          Allied Waste North America, 8.500%, due
                       12/01/08                                       2,218,125
  3,200,000          Allied Waste North America, 8.875%, due
                       04/01/08                                       3,404,000
  1,900,000          Allied Waste North America, 10.000%, due
                       08/01/09                                       1,980,750
                                                                  -------------
                                                                      7,602,875
                                                                  -------------

                 See Accompanying Notes to Financial Statements

ING
High Yield
Opportunity
Fund                   PORTFOLIO OF INVESTMENTS as of March 31, 2003 (Continued)
--------------------------------------------------------------------------------
Principal
Amount                                                                Value
--------------------------------------------------------------------------------
                     FOOD: 3.6%
$ 1,600,000          Ahold Finance USA, Inc., 8.250%, due
                       07/15/10                                   $   1,360,000
  1,450,000      #   Del Monte Corp., 8.625%, due 12/15/12            1,544,250
  1,250,000          Delhaize America, Inc., 7.375%, due
                       04/15/06                                       1,268,750
  1,170,000          Fleming Cos., Inc., 10.125%, due 04/01/08          245,700
  1,700,000          Ingles Markets, Inc., 8.875%, due 12/01/11       1,640,500
  1,400,000          Michael Foods, Inc., 11.750%, due 04/01/11       1,575,000
  2,115,000          Pilgrims Pride Corp., 9.625%, due 09/15/11       2,062,125
  2,150,000          Smithfield Foods, Inc., 8.000%, due
                       10/15/09                                       2,203,750
                                                                  -------------
                                                                     11,900,075
                                                                  -------------
                     FOREST PRODUCTS & PAPER: 4.1%
  3,450,000          Appleton Papers, Inc., 12.500%, due
                       12/15/08                                       3,907,125
  2,950,000          Georgia-Pacific Corp., 8.125%, due 05/15/11      2,787,750
    970,000      #   Georgia-Pacific Corp., 8.875%, due 02/01/10      1,011,225
    970,000      #   Georgia-Pacific Corp., 9.375%, due 02/01/13      1,028,200
  1,950,000     @@   Tembec Industries, Inc., 7.750%, due
                       03/15/12                                       1,930,500
  1,450,000     @@   Tembec Industries, Inc., 8.500%, due
                       02/01/11                                       1,491,688
  1,350,000    @@,#  Tembec Industries, Inc., 8.625%, due
                       06/30/09                                       1,388,812
                                                                  -------------
                                                                     13,545,300
                                                                  -------------
                     HEALTHCARE-SERVICES: 2.0%
  1,900,000          HCA, Inc., 7.875%, due 02/01/11                  2,130,141
  1,050,000          Healthsouth Corp., 8.375%, due 10/01/11            488,250
  2,850,000          Tenet Healthcare Corp., 7.375%, due
                       02/01/13                                       2,878,500
    925,000          Triad Hospitals, Inc., 8.750%, due 05/01/09      1,003,625
                                                                  -------------
                                                                      6,500,516
                                                                  -------------
                     HOME BUILDERS: 4.4%
  3,150,000          DR Horton, Inc., 9.375%, due 03/15/11            3,323,250
  2,900,000          KB Home, 7.750%, due 02/01/10                    2,972,500
  1,400,000          KB Home, 8.625%, due 12/15/08                    1,477,000
  3,900,000          Ryland Group, Inc., 9.125%, due 06/15/11         4,280,250
  2,500,000          Toll Corp., 8.125%, due 02/01/09                 2,600,000
                                                                  -------------
                                                                     14,653,000
                                                                  -------------
                     HOUSEHOLD PRODUCTS/WARES: 1.3%
  2,975,000          American Greetings, 11.750%, due 07/15/08        3,391,500
    720,000      #   Moore North America Finance, Inc., 7.875%,
                       due 01/15/11                                     748,800
                                                                  -------------
                                                                      4,140,300
                                                                  -------------
                     IRON/STEEL: 1.3%
  1,000,000          AK Steel Corp., 7.875%, due 02/15/09               925,000
  2,650,000          Armco, Inc., 8.875%, due 12/01/08                2,517,500
    875,000          Armco, Inc., 9.000%, due 09/15/07                  840,000
                                                                  -------------
                                                                      4,282,500
                                                                  -------------
                     LODGING: 8.7%
  2,550,000          Ameristar Casinos, Inc., 10.750%, due
                       02/15/09                                       2,779,500
  1,400,000          Extended Stay America, Inc., 9.875%, due
                       06/15/11                                       1,382,500
  2,565,000          Hilton Hotels Corp., 7.625%, due 05/15/08        2,626,016
    500,000          Host Marriott Corp., 7.875%, due 08/01/08          472,500
  4,550,000          Mandalay Resort Group, 9.250%, due 12/01/05      4,777,500
  1,450,000          MGM MIRAGE, 8.375%, due 02/01/11                 1,558,750
    975,000          MGM MIRAGE, 8.500%, due 09/15/10                 1,082,250
  2,900,000          MGM MIRAGE, 9.750%, due 06/01/07                 3,204,500
  3,950,000          Park Place Entertainment Corp., 8.875%, due
                       09/15/08                                       4,206,750
  3,100,000      #   Starwood Hotels & Resorts Worldwide, Inc.,
                       8.375%, due 05/01/12                           3,103,875
  3,250,000          Station Casinos, Inc., 8.875%, due 12/01/08      3,420,625
                                                                  -------------
                                                                     28,614,766
                                                                  -------------
                     MACHINERY-DIVERSIFIED: 0.6%
  1,696,000          Columbus McKinnon Corp., 8.500%, due
                       04/01/08                                       1,178,720
    730,000      #   Cummins, Inc., 9.500%, due 12/01/10                755,550
                                                                  -------------
                                                                      1,934,270
                                                                  -------------
                     MEDIA: 14.5%
    700,000          Allbritton Communications Co., 7.750%, due
                       12/15/12                                         715,750
  1,445,000          American Media Operation, Inc., 10.250%,
                       due 05/01/09                                   1,567,825
  1,215,000    @@,#  CanWest Media, Inc., 7.625%, due 04/15/13        1,215,000
  1,750,000          Charter Communications Holdings, LLC,
                       11.125%, due 01/15/11                            787,500
  7,500,000    **,X  Classic Cable, Inc., 9.375%, due 08/01/09          675,000
 12,390,000    **,X  Classic Cable, Inc., 10.500%, due 03/01/10       1,115,100
  4,900,000          Clear Channel Communications, Inc., 2.625%,
                       due 04/01/03                                   4,906,125
  1,600,000          CSC Holdings, Inc., 7.625%, due 04/01/11         1,612,000
  1,450,000          CSC Holdings, Inc., 10.500%, due 05/15/16        1,591,375

                 See Accompanying Notes to Financial Statements

ING
High Yield
Opportunity
Fund                   PORTFOLIO OF INVESTMENTS as of March 31, 2003 (Continued)
--------------------------------------------------------------------------------
Principal
 Amount                                                               Value
--------------------------------------------------------------------------------
                     MEDIA (CONTINUED)
$ 1,375,000     #    Dex Media East Finance Co., 9.875%, due
                       11/15/09                                   $   1,557,187
  1,665,000     #    Dex Media East Finance Co., 12.125%, due
                       11/15/12                                       1,948,050
  2,125,000     #    DirecTV Holdings LLC, 8.375%, due 03/15/13       2,353,437
  1,935,000          Echostar DBS Corp., 9.125%, due 01/15/09         2,123,662
  1,450,000          Echostar DBS Corp., 9.375%, due 02/01/09         1,551,500
  1,075,000          Entravision Communications Corp., 8.125%,
                       due 03/15/09                                   1,109,938
    260,000          Granite Broadcasting Corp., 8.875%, due
                       05/15/08                                         226,200
  1,915,000          Granite Broadcasting Corp., 10.375%, due
                       05/15/05                                       1,891,063
  1,460,000          Gray Television, Inc., 9.250%, due 12/15/11      1,589,575
  1,425,000     #    Hollinger Intl. Publishing, 9.000%, due
                       12/15/10                                       1,514,062
    510,000   @@,#   Hollinger, Inc., 11.875%, due 03/01/11             534,225
  1,200,000     +    Insight Communications, 0/12.250%, due
                       02/15/11                                         858,000
  3,450,000          Mediacom Broadband LLC, 11.000%, due
                       07/15/13                                       3,872,625
  1,025,000    +,#   Nexstar Finance Holdings, Inc., 0/11.375%,
                       due 04/01/13                                     609,875
    725,000          Paxson Communications Corp., 10.750%, due
                       07/15/08                                         790,250
  5,150,000          Primedia, Inc., 7.625%, due 04/01/08             4,982,625
  1,450,000          Radio One, Inc., 8.875%, due 07/01/11            1,584,125
    900,000     #    Sinclair Broadcast Group, Inc., 8.000%, due
                       03/15/12                                         933,750
  1,780,000          Spanish Broadcasting System, 9.625%, due
                       11/01/09                                       1,851,200
    530,000          Young Broadcasting, Inc., 8.500%, due
                       12/15/08                                         563,125
  1,000,000          Young Broadcasting, Inc., 10.000%, due
                       03/01/11                                       1,065,000
                                                                  -------------
                                                                     47,695,149
                                                                  -------------
                     MINING: 0.1%
    350,000          Compass Minerals Group, Inc., 10.000%, due
                       08/15/11                                         388,500
                                                                  -------------
                                                                        388,500
                                                                  -------------
                     MISCELLANEOUS MANUFACTURING: 1.1%
    950,000          SPX Corp., 7.500%, due 01/01/13                  1,014,125
  2,805,000    @@    Tyco Intl. Group SA, 6.750%, due 02/15/11        2,692,800
                                                                  -------------
                                                                      3,706,925
                                                                  -------------
                     OIL & GAS: 4.5%
  1,750,000     #    Chesapeake Energy Corp., 7.500%, due
                       09/15/13                                       1,798,125
  2,775,000          Nuevo Energy Co., 9.500%, due 06/01/08           2,872,125
  2,250,000          Parker Drilling Co., 9.750%, due 11/15/06        2,317,500
  1,000,000          Parker Drilling Co., 10.125%, due 11/15/09       1,055,000
  1,900,000          Swift Energy Co., 9.375%, due 05/01/12           1,942,750
  1,925,000          Vintage Petroleum, Inc., 8.250%, due
                       05/01/12                                       2,054,938
  1,700,000    @@    Western Oil Sands, Inc., 8.375%, due
                       05/01/12                                       1,776,500
    975,000     #    Westport Resources Corp., 8.250%, due
                       11/01/11                                       1,045,687
                                                                  -------------
                                                                     14,862,625
                                                                  -------------
                     OIL & GAS SERVICES: 2.2%
  3,850,000     #    Grant Prideco Escrow Corp., 9.000%, due
                       12/15/09                                       4,129,125
  1,450,000          Hanover Equipment Trust, 8.500%, due
                       09/01/08                                       1,428,250
  1,825,000          Hanover Equipment Trust, 8.750%, due
                       09/01/11                                       1,779,375
                                                                  -------------
                                                                      7,336,750
                                                                  -------------
                     PACKAGING & CONTAINERS: 6.2%
  1,450,000     #    Ball Corp., 6.875%, due 12/15/12                 1,502,562
  1,795,000   @@,#   Crown European Holdings SA, 10.875%, due
                       03/01/13                                       1,824,169
  1,250,000          Graphic Packaging Corp., 8.625%, due
                       02/15/12                                       1,281,250
  1,750,000          Greif, Inc., 8.875%, due 08/01/12                1,833,125
  1,325,000    @@    Norampac, Inc., 9.375%, due 02/01/08               941,231
  5,975,000          Owens-Brockway, 8.875%, due 02/15/09             6,199,063
  1,000,000          Owens-Illinois, Inc., 7.150%, due 05/15/05         995,000
  1,900,000          Plastipak Holdings, Inc., 10.750%, due
                       09/01/11                                       1,976,000
  3,400,000          Stone Container Corp., 9.750%, due 02/01/11      3,782,500
                                                                  -------------
                                                                     20,334,900
                                                                  -------------
                     PHARMACEUTICALS: 0.5%
  1,450,000     #    AmerisourceBergen Corp., 7.250%, due
                       11/15/12                                       1,529,750
                                                                  -------------
                                                                      1,529,750
                                                                  -------------
                     PIPELINES: 1.2%
    975,000     #    ANR Pipeline Co., 8.875%, due 03/15/10           1,038,375
  1,950,000     #    El Paso Energy Partners LP, 8.500%, due
                       06/01/10                                       1,998,750
  1,100,000          Southern Natural Gas Co., 8.000%, due
                       03/01/32                                       1,061,500
                                                                  -------------
                                                                      4,098,625
                                                                  -------------

                 See Accompanying Notes to Financial Statements

ING
High Yield
Opportunity
Fund                   PORTFOLIO OF INVESTMENTS as of March 31, 2003 (Continued)
--------------------------------------------------------------------------------
Principal
 Amount                                                               Value
--------------------------------------------------------------------------------
                     REITS: 0.8%
$ 1,300,000          Felcor Lodging LP, 9.500%, due 09/15/08      $   1,196,000
    400,000          Host Marriott LP, 9.500%, due 01/15/07             400,500
    915,000     #    La Quinta Corp., 8.875%, due 03/15/11              923,006
                                                                  -------------
                                                                      2,519,506
                                                                  -------------
                     RETAIL: 2.9%
    740,000          Dillard's, Inc., 6.430%, due 08/01/04              747,400
  3,300,000          JC Penney Co., Inc., 7.600%, due 04/01/07        3,399,000
  2,400,000          Rite Aid Corp., 7.625%, due 04/15/05             2,304,000
  1,450,000     #    Star Gas Finance Co., 10.250%, due 02/15/13      1,442,750
  1,450,000          Yum! Brands, Inc., 8.875%, due 04/15/11          1,642,125
                                                                  -------------
                                                                      9,535,275
                                                                  -------------
                     SEMICONDUCTORS: 0.8%
  2,500,000          Fairchild Semiconductor Intl., Inc.,
                       10.375%, due 10/01/07                          2,650,000
                                                                  -------------
                                                                      2,650,000
                                                                  -------------
                     TELECOMMUNICATIONS: 8.6%
  4,400,000          Alamosa Delaware, Inc., 12.500%, due
                       02/01/11                                       2,090,000
    105,000          American Tower Corp., 9.375%, due 02/01/09          95,025
  2,090,000          Block Communications, Inc., 9.250%, due
                       04/15/09                                       2,236,300
  2,500,000          Crown Castle Intl. Corp.,10.750%, due
                       08/01/11                                       2,450,000
    725,000          Dobson/Sygnet Communications Co., 12.250%,
                       due 12/15/08                                     692,375
  3,600,000    **    ICG Services, Inc., 10.000%, due 02/15/08           45,000
  2,250,000          Insight Capital, Inc., 10.500%, due
                       11/01/10                                       2,407,500
  5,500,000          Nextel Communications, Inc., 9.375%, due
                       11/15/09                                       5,802,500
  1,900,000          Nextel Partners, Inc., 12.500%, due
                       11/15/09                                       1,957,000
     80,000          PanAmSat Corp., 8.500%, due 02/01/12                82,800
  1,000,000     #    Qwest Corp., 8.875%, due 03/15/12                1,070,000
  3,714,000     #    Qwest Services Corp., 13.500%, due 12/15/10      3,936,840
  1,200,000    @@    Rogers Wireless Communications, Inc.,
                       9.625%, due 05/01/11                           1,284,000
    420,000          Rural Cellular Corp., 9.750%, due 01/15/10         305,550
 17,300,000  #,**,X  SA Telecommunications, Inc., 10.000%, due
                       08/15/06                                              --
  2,600,000    @@    TELUS Corp., 8.000%, due 06/01/11                2,769,000
    725,000          Triton PCS, Inc., 9.375%, due 02/01/11             634,375
$ 8,267,451    **    US Interactive, 12.000%, due 04/17/05              701,907
  6,250,000   **,X   WinStar Communications, Inc., 12.750%, due
                       04/15/10                                           1,250
                                                                  -------------
                                                                     28,561,422
                                                                  -------------
                     TRANSPORTATION: 0.6%
  1,870,000          Gulfmark Offshore, Inc., 8.750%, due
                       06/01/08                                       1,949,475
                                                                  -------------
                                                                      1,949,475
                                                                  -------------
                     Total Corporate Bonds (Cost $324,924,058)      291,099,007
                                                                  -------------

Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCK: 0.8%
                     PACKAGING & CONTAINERS: 0.0%
    100,000   @,#,X  Russell-Stanley Holdings, Inc.                      41,000
                                                                  -------------
                                                                         41,000
                                                                  -------------
                     SEMICONDUCTORS: 0.7%
  1,242,500    @,X   Zilog, Inc.                                      2,360,750
                                                                  -------------
                                                                      2,360,750
                                                                  -------------
                     TELECOMMUNICATIONS: 0.1%
     61,806     @    Adelphia Business Solutions                          1,669
        132  @,@@,X  Completel Europe NV                                    878
    483,445   @,X,I  International Wireless Communications
                       Holdings, Inc.                                     4,834
      2,350   @,X,I  Jordan Telecommunications                           95,504
         15     @    Mpower Holding Corp.                                     3
                                                                  -------------
                                                                        102,888
                                                                  -------------
                     Total Common Stock (Cost $20,856,272)            2,504,638
                                                                  -------------
PREFERRED STOCK: 0.8%
                     MEDIA: 0.8%
  1,585,000     @    Cablevision Systems Corp.                        1,644,437
      9,900     @    Paxson Communications Corp.                        779,625
                                                                  -------------
                                                                      2,424,062
                                                                  -------------
                     SEMICONDUCTORS: 0.0%
      1,242    @,X   Zilog-Mod III, Inc.                                112,923
                                                                  -------------
                                                                        112,923
                                                                  -------------
                     Total Preferred Stock (Cost $2,362,000)          2,536,985
                                                                  -------------

                 See Accompanying Notes to Financial Statements

ING
High Yield
Opportunity
Fund                   PORTFOLIO OF INVESTMENTS as of March 31, 2003 (Continued)
--------------------------------------------------------------------------------
Number of
Warrants                                                              Value
--------------------------------------------------------------------------------
WARRANTS: 0.0%
                     BUILDING MATERIALS: 0.0%
      3,100    @,I   Dayton Superior Corp. Exp. 06/15/09          $       1,550
                                                                  -------------
                                                                          1,550
                                                                  -------------
                     COMMERCIAL SERVICES: 0.0%
     92,950   @,X,I  Comforce Corp. Exp. 12/01/09                           930
                                                                  -------------
                                                                            930
                                                                  -------------
                     DIVERSIFIED FINANCIAL SERVICES: 0.0%
      5,480   @,X,I  North Atlantic Trading Co. Exp. 06/15/07                --
                                                                  -------------
                                                                             --
                                                                  -------------
                     TELECOMMUNICATIONS: 0.0%
     89,000  @,@@,X  Completel Europe NV Exp. 08/12/03                       --
      6,600    @,I   ICG Communications, Inc. Exp. 09/15/05                  --
      3,833 @,@@,X,I US Interactive Exp. 04/17/05                            --
                                                                  -------------
                                                                             --
                                                                  -------------
                     TRANSPORTATION: 0.0%
      9,000    @,I   Travelcenters of America, Inc.
                       Exp. 11/14/10                                     92,250
                                                                  -------------
                                                                         92,250
                                                                  -------------
                     Total Warrants (Cost $314,261)                      94,730
                                                                  -------------
                     Total Long Term Investments
                       (Cost $348,456,591)                          296,235,360
                                                                  -------------

Principal
 Amount                                                                Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 6.5%
                     REPURCHASE AGREEMENT: 6.5%
$21,546,000          State Street Repurchase Agreement dated
                       3/31/03, 1.100% due 04/01/03, $21,546,658
                       to be received upon repurchase
                       (Collateralized by $16,370,000 U.S.
                       Treasury Bonds, 7.500% Market Value
                       $21,982,684 due 11/15/16)                  $  21,546,000
                                                                  -------------
                     Total Short-Term Investments
                       (Cost $21,546,000)                            21,546,000
                                                                  -------------
                     TOTAL INVESTMENTS IN SECURITIES
                       (COST $370,002,591)*              96.4%    $ 317,781,360
                     OTHER ASSETS AND LIABILITIES-NET     3.6%       11,853,065
                                                        -----     -------------
                     NET ASSETS                         100.0%    $ 329,634,425
                                                        =====     =============

@     Non-income producing security
@@    Foreign Issuer
&     Payment-in-kind
+ Step-up basis bonds. Interest rates shown reflect current and future coupon rates.
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Fund's Board of Trustess.
**    Defaulted Security
I     Illiquid Security
X Market value determined by ING Valuation Committee appointed by the Fund's Board of Trustees.
XX Value of securities obtained from one or more dealers making markets in the securities which have been adjusted based on the Fund's valuation procedures.
REITs Real Estate Investment Trusts
* Cost for federal income tax purposes is $373,026,463. Net unrealized depreciation consists of:

                     Gross Unrealized Appreciation                $   6,865,852
                     Gross Unrealized Depreciation                  (62,110,955)
                                                                  -------------
                     Net Unrealized Depreciation                  $ (55,245,103)
                                                                  =============

                 See Accompanying Notes to Financial Statements

ING
Intermediate
Bond
Fund                               PORTFOLIO OF INVESTMENTS as of March 31, 2003
--------------------------------------------------------------------------------
Principal
Amount                                                                Value
--------------------------------------------------------------------------------
CORPORATE BONDS: 29.6%
                     ADVERTISING: 0.0%
$    40,000     #    RH Donnelley Finance Corp. I, 10.875%,
                       due 12/15/12                               $      45,900
                                                                  -------------
                                                                         45,900
                                                                  -------------
                     AEROSPACE/DEFENSE: 0.4%
    330,000          Boeing Co., 6.125%, due 02/15/33                   312,706
     25,000          L-3 Communications Corp., 7.625%, due
                       06/15/12                                          26,625
    810,000          Raytheon Co., 6.150%, due 11/01/08                 888,267
                                                                  -------------
                                                                      1,227,598
                                                                  -------------
                     AGRICULTURE: 0.4%
  1,000,000          RJ Reynolds Tobacco Holdings, Inc., 7.375%,
                       due 05/15/03                                   1,004,063
                                                                  -------------
                                                                      1,004,063
                                                                  -------------
                     APPAREL: 0.0%
     30,000          Levi Strauss & Co., 11.625%, due 01/15/08           28,500
     20,000          Russell Corp., 9.250%, due 05/01/10                 21,700
                                                                  -------------
                                                                         50,200
                                                                  -------------
                     AUTO MANUFACTURERS: 0.8%
    825,000          Ford Motor Co., 6.375%, due 02/01/29               558,375
    450,000          Ford Motor Co., 7.250%, due 10/01/08               431,644
    505,000          Ford Motor Co., 7.450%, due 07/16/31               387,468
    380,000          General Motors Corp., 6.750%, due 05/01/28         321,902
    395,000          General Motors Corp., 7.200%, due 01/15/11         395,069
                                                                  -------------
                                                                      2,094,458
                                                                  -------------
                     AUTO PARTS & EQUIPMENT: 0.1%
     40,000          Collins & Aikman Products, 10.750%, due
                       12/31/11                                          38,832
     80,000          Lear Corp., 8.110%, due 05/15/09                    87,000
     45,000     #    Rexnord Corp., 10.125%, due 12/15/12                48,038
     45,000     #    TRW Automotive, Inc., 11.000%, due 02/15/13         45,113
                                                                  -------------
                                                                        218,983
                                                                  -------------
                     BANKS: 2.6%
    500,000     #    BankAmerica Instit-A, 8.070%, due 12/31/26         573,040
    380,000          BankBoston Corp., 8.250%, due 12/15/26             424,143
    140,000          BNY Capital I, 7.970%, due 12/31/26                157,207
    970,000  @@,#,XX Credit Suisse First Boston, 7.900%, due
                       05/01/07                                       1,053,548
    830,000          Deutsche Bank Financial LLC, Deutshe Bank
                       AG Guaranteed, 5.375%, due 03/02/15              834,450
    660,000          First Security Cap I, 8.410%, due 12/15/26         774,695
    150,000          Fleet Capital Trust II, 7.920%, due 12/11/26       160,066
    485,000          JP Morgan Chase & Co., 5.250%, due 05/30/07        520,408
    110,000          JP Morgan Chase & Co., 6.625%, due 03/15/12        121,851
    530,000          M&T Bank Corp., 3.850%, due 04/01/13               534,292
    380,000          NB Capital Trust IV, 8.250%, due 04/15/27          441,360
    500,000          Sovereign Bank, 5.125%, due 03/15/13               501,250
    750,000          US Bank National Association, 6.300%, due
                       07/15/08                                         853,456
     80,000     #    Wells Fargo Capital A, 7.730%, due 12/01/26        88,904
                                                                  -------------
                                                                      7,038,670
                                                                  -------------
                     BEVERAGES: 0.1%
    150,000          Constellation Brands, Inc., 8.000%, due
                       02/15/08                                         159,000
    220,000          PepsiAmericas, Inc., 3.875%, due 09/12/07          223,720
                                                                  -------------
                                                                        382,720
                                                                  -------------
                     CHEMICALS: 0.2%
    250,000          Dow Chemical Co., 5.750%, due 11/15/09             257,142
     20,000          Equistar Chemicals LP, 10.125%, due 09/01/08        19,400
    125,000          IMC Global, Inc., 10.875%, due 06/01/08            136,875
    150,000          Lyondell Chemical Co., 9.625%, due 05/01/07        150,750
                                                                  -------------
                                                                        564,167
                                                                  -------------
                     COMMERCIAL SERVICES: 0.2%
     75,000          Coinmach Corp., 9.000%, due 02/01/10                79,594
    135,000     @@   Quebecor Media, Inc., 11.125%, due 07/15/11        147,150
    175,000          United Rentals North America, Inc.,
                       10.750%, due 04/15/08                            182,000
                                                                  -------------
                                                                        408,744
                                                                  -------------
                     COMPUTERS: 0.0%
     30,000     @@   Seagate Technology Hdd Holdings, 8.000%,
                       due 05/15/09                                      31,575
                                                                  -------------
                                                                         31,575
                                                                  -------------
                     COSMETICS/PERSONAL CARE: 0.0%
     70,000          Chattem, Inc., 8.875%, due 04/01/08                 71,575
                                                                  -------------
                                                                         71,575
                                                                  -------------
                     DIVERSIFIED FINANCIAL SERVICES: 3.5%
     20,000     #    American Tower Escrow Corp., 0.000%, due
                       08/01/08                                          13,300
    265,000          Associates Corp. of N. America, 6.250%,
                       due 11/01/08                                     297,953
    220,000          Boeing Capital Corp., 5.800%, due 01/15/13         219,248
    530,000          Boeing Capital Corp., 7.375%, due 09/27/10         586,250
    395,000          CIT Group, Inc., 7.375%, due 04/02/07              428,379

                 See Accompanying Notes to Financial Statements

ING
Intermediate
Bond
Fund                   PORTFOLIO OF INVESTMENTS as of March 31, 2003 (Continued)
--------------------------------------------------------------------------------
Principal
Amount                                                                Value
--------------------------------------------------------------------------------
                     DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
$   385,000          CitiCorp Capital I, 7.933%, due 02/15/27     $     440,196
    355,000          Citigroup, Inc., 5.625%, due 08/27/12              381,389
     85,000    #     Corestates Capital Trust I, 8.000%, due
                       12/15/26                                          98,266
  1,010,000          Countrywide Home Loans, Inc., 4.250%, due
                       12/19/07                                       1,036,025
    130,000          Credit Suisse First Boston USA, Inc.,
                       4.625%, due 01/15/08                             134,284
    485,000          Credit Suisse First Boston USA, Inc.,
                       5.750%, due 04/15/07                             522,803
    200,000    #     Erac USA Finance Co., 8.000%, due 01/15/11         232,479
    330,000          Ford Motor Credit Co., 7.375%, due 10/28/09        312,473
    530,000          General Electric Capital Corp., 5.000%,
                       due 06/15/07                                     568,808
  1,330,000          General Electric Capital Corp., 6.000%,
                       due 06/15/12                                   1,452,940
    295,000          General Motors Acceptance Corp., 8.000%,
                       due 11/01/31                                     288,021
    110,000          Goldman Sachs Group, Inc., 5.700%, due
                       09/01/12                                         116,187
     65,000    #     Hollinger Participation Trust, 12.125%,
                       due 11/15/10                                      65,488
    605,000          Household Finance Corp., 4.625%, due
                       01/15/08                                         627,629
    490,000          Lehman Brothers Holdings, Inc., 4.000%,
                       due 01/22/08                                     500,761
    380,000          Merrill Lynch & Co., Inc., 2.470%, due
                       03/10/06                                         379,465
    215,000          Morgan Stanley, 6.750%, due 04/15/11               241,010
    540,000          Morgan Stanley, 7.750%, due 06/15/05               603,031
     80,000          Nexstar Finance LLC, 12.000%, due 04/01/08          88,600
     20,000    #     Universal City Development Partners,
                       11.750%, due 04/01/10                             20,225
                                                                  -------------
                                                                      9,655,210
                                                                  -------------
                     ELECTRIC: 1.8%
    215,000          Constellation Energy Group, Inc., 7.600%,
                       due 04/01/32                                     246,778
    500,000          Dominion Resources, Inc., 6.750%, due
                       12/15/32                                         525,960
    500,000          Niagara Mohawk Power Corp., 5.375%, due
                       10/01/04                                         521,951
    260,000          Nisource Finance Corp., 6.150%, due
                       03/01/13                                         270,918
    500,000          Nisource Finance Corp., 7.625%, due
                       11/15/05                                         552,650
    680,000    #     Ohio Power Co., 6.600%, due 02/15/33               714,441
    125,000          Oncor Electric Delivery Co., 7.000%, due
                       05/01/32                                         137,217
    300,000    #     Oncor Electric Delivery Co., 7.250%, due
                       01/15/33                                         339,588
    520,000          PSEG Power LLC, 6.950%, due 06/01/12               576,684
    255,000    #     TXU Energy Co., 6.125%, due 03/15/08               261,140
    380,000    #     TXU Energy Co., 7.000%, due 03/15/13               388,357
    485,000          Virginia Electric and Power Co., 4.750%,
                       due 03/01/13                                     489,109
                                                                  -------------
                                                                      5,024,793
                                                                  -------------
                     ELECTRONICS: 0.0%
     50,000    #     Fisher Scientific Intl., 8.125%, due
                       05/01/12                                          53,500
     40,000          Stoneridge, Inc., 11.500%, due 05/01/12             40,800
                                                                  -------------
                                                                         94,300
                                                                  -------------
                     ENTERTAINMENT: 0.1%
     10,000    #     Cinemark USA, Inc., 9.000%, due 02/01/13            10,675
    200,000          Intl. Game Technology, 8.375%, due 05/15/09        238,922
     15,000          Six Flags, Inc., 9.750%, due 06/15/07               14,625
                                                                  -------------
                                                                        264,222
                                                                  -------------
                     ENVIRONMENTAL CONTROL: 0.5%
    325,000          Allied Waste North America, 8.500%, due
                       12/01/08                                         343,281
    390,000          Waste Management, Inc., 6.375%, due
                       11/15/12                                         416,851
    490,000          Waste Management, Inc., 7.750%, due
                       05/15/32                                         559,979
                                                                  -------------
                                                                      1,320,111
                                                                  -------------
                     FOOD: 1.8%
     50,000          Ahold Finance USA, Inc., 8.250%, due
                       07/15/10                                          42,500
     75,000    #     Del Monte Corp., 8.625%, due 12/15/12               79,875
     50,000          Delhaize America, Inc., 7.375%, due
                       04/15/06                                          50,750
    100,000          Domino's, Inc., 10.375%, due 01/15/09              107,750
     40,000          Fleming Cos., Inc., 10.125%, due 04/01/08            8,400
     50,000          Ingles Markets, Inc., 8.875%, due 12/01/11          48,250
    300,000          Kraft Foods, Inc., 5.250%, due 06/01/07            312,301
    230,000          Kroger Co., 5.500%, due 02/01/13                   234,971
    290,000          Kroger Co., 7.250%, due 06/01/09                   330,608
    385,000          Kroger Co., 7.500%, due 04/01/31                   431,915
    100,000          Michael Foods, Inc., 11.750%, due 04/01/11         112,500
    105,000          Pilgrims Pride Corp., 9.625%, due 09/15/11         102,375
    715,000          Safeway, Inc., 4.800%, due 07/16/07                742,314
     75,000          Smithfield Foods, Inc., 8.000%, due
                       10/15/09                                          76,875
    350,000          Supervalu, Inc., 7.500%, due 05/15/12              358,179
    740,000          Supervalu, Inc., 7.875%, due 08/01/09              804,350
  1,185,000          Tyson Foods, Inc., 6.625%, due 10/01/04          1,239,926
                                                                  -------------
                                                                      5,083,839
                                                                  -------------

                 See Accompanying Notes to Financial Statements

ING
Intermediate
Bond
Fund                   PORTFOLIO OF INVESTMENTS as of March 31, 2003 (Continued)
--------------------------------------------------------------------------------
Principal
 Amount                                                               Value
--------------------------------------------------------------------------------
                     FOREST PRODUCTS & PAPER: 0.6%
$   245,000    @@    Abitibi-Consolidated, Inc., 6.950%, due
                       12/15/06                                   $     252,501
     75,000          Appleton Papers, Inc., 12.500%, due
                       12/15/08                                          84,938
     60,000     #    Georgia-Pacific Corp., 8.875%, due 02/01/10         62,550
     60,000     #    Georgia-Pacific Corp., 9.375%, due 02/01/13         63,600
    200,000    @@    Tembec Industries, Inc., 7.750%, due
                       03/15/12                                         198,000
    200,000          Union Camp Corp., 6.500%, due 11/15/07             222,077
    540,000          Weyerhaeuser Co., 6.875%, due 12/15/33             556,830
    305,000          Weyerhaeuser Co., 7.375%, due 03/15/32             334,297
                                                                  -------------
                                                                      1,774,793
                                                                  -------------
                     GAS: 0.2%
    500,000          Sempra Energy, 6.800%, due 07/01/04                526,689
                                                                  -------------
                                                                        526,689
                                                                  -------------
                     HEALTHCARE-SERVICES: 0.0%
     25,000          Triad Hospitals, Inc., 8.750%, due 05/01/09         27,125
                                                                  -------------
                                                                         27,125
                                                                  -------------
                     HOME BUILDERS: 0.5%
     60,000          Beazer Homes USA, Inc., 8.375%, due
                       04/15/12                                          63,150
    300,000          Centex Corp., 4.750%, due 01/15/08                 305,704
     25,000          KB Home, 7.750%, due 02/01/10                       25,625
    400,000          Pulte Homes, Inc., 6.250%, due 02/15/13            413,943
     30,000          Ryland Group, Inc., 9.125%, due 06/15/11            32,925
     75,000          Schuler Homes, Inc., 9.375%, due 07/15/09           81,188
    415,000     #    Toll Brothers, Inc., 6.875%, due 11/15/12          440,742
     25,000          Toll Corp., 8.250%, due 02/01/11                    26,250
                                                                  -------------
                                                                      1,389,527
                                                                  -------------
                     HOUSEHOLD PRODUCTS/WARES: 0.1%
    150,000          American Greetings, 11.750%, due 07/15/08          171,000
     25,000          Moore North America Finance, Inc., 7.875%,
                       due 01/15/11                                      26,000
                                                                  -------------
                                                                        197,000
                                                                  -------------
                     INSURANCE: 2.1%
    650,000     #    AIG SunAmerica Global Financing VII,
                       5.850%, due 08/01/08                             718,908
    125,000          Allstate Corp., 5.375%, due 12/01/06               135,835
  1,380,000          CNA Financial Corp., 6.250%, due 11/15/03        1,408,651
    540,000     #    John Hancock Global Funding II, 5.250%,
                       due 02/25/15                                     545,314
    545,000     #    Monumental Global Funding II, 3.850%, due
                       03/03/08                                         552,519
    635,000     #    Travelers Property Casualty Corp., 6.375%,
                       due 03/15/33                                     629,926
  1,690,000     #    Zurich Capital Trust I, 8.376%, due
                       06/01/37                                       1,512,279
    345,000          Zurich Reinsur Centre Holdings, 7.125%,
                       due 10/15/23                                     276,564
                                                                  -------------
                                                                      5,779,996
                                                                  -------------
                     IRON/STEEL: 0.1%
    250,000          AK Steel Corp., 7.875%, due 02/15/09               231,250
                                                                  -------------
                                                                        231,250
                                                                  -------------
                     LODGING: 0.2%
     50,000          Ameristar Casinos, Inc., 10.750%, due
                       02/15/09                                          54,500
     75,000          Hilton Hotels Corp., 7.625%, due 05/15/08           76,784
     25,000          Host Marriott Corp., 7.875%, due 08/01/08           23,625
    125,000          Mandalay Resort Group, 9.500%, due 08/01/08        137,500
    150,000          Park Place Entertainment Corp., 7.875%,
                       due 03/15/10                                     153,375
    100,000     #    Starwood Hotels & Resorts Worldwide, Inc.,
                       8.375%, due 05/01/12                             100,125
     75,000          Station Casinos, Inc., 8.875%, due 12/01/08         78,937
                                                                  -------------
                                                                        624,846
                                                                  -------------
                     MEDIA: 1.6%
     25,000          Allbritton Communications Co., 7.750%,
                       due 12/15/12                                      25,563
     65,000          American Media Operation, Inc., 10.250%,
                       due 05/01/09                                      70,525
    250,000          AMFM, Inc., 8.000%, due 11/01/08                   283,437
    710,000          AOL Time Warner, Inc., 6.875%, due 05/01/12        757,919
     20,000          AOL Time Warner, Inc., 7.625%, due 04/15/31         21,299
    500,000          AOL Time Warner, Inc., 7.700%, due 05/01/32        537,431
     40,000   @@,#   CanWest Media, Inc., 7.625%, due 04/15/13           40,000
     55,000    @@    CanWest Media, Inc., 10.625%, due 05/15/11          60,844
    400,000          Comcast Cable Communications, 7.125%, due
                       06/15/13                                         442,181
     45,000          CSC Holdings, Inc., 7.625%, due 04/01/11            45,338
     50,000          CSC Holdings, Inc., 10.500%, due 05/15/16           54,875
     50,000     #    Dex Media East LLC, 9.875%, due 11/15/09            56,625
     55,000     #    Dex Media East LLC, 12.125%, due 11/15/12           64,350
     70,000     #    DirecTV Holdings LLC, 8.375%, due 03/15/13          77,525
    135,000          Echostar DBS Corp., 9.125%, due 01/15/09           148,163
     35,000          Entravision Communications Corp., 8.125%,
                       due 03/15/09                                      36,138

                 See Accompanying Notes to Financial Statements

ING
Intermediate
Bond
Fund                   PORTFOLIO OF INVESTMENTS as of March 31, 2003 (Continued)
--------------------------------------------------------------------------------
Principal
 Amount                                                               Value
--------------------------------------------------------------------------------
                     MEDIA (CONTINUED)
$     5,000          Granite Broadcasting Corp., 8.875%, due
                       05/15/08                                   $       4,350
     60,000          Granite Broadcasting Corp., 10.375%, due
                       05/15/05                                          59,250
     70,000          Gray Television, Inc., 9.250%, due 12/15/11         76,213
     60,000     #    Hollinger Intl. Publishing, 9.000%, due
                       12/15/10                                          63,750
     15,000   @@,#   Hollinger, Inc., 11.875%, due 03/01/11              15,713
     40,000     +    Insight Communications, 0/12.250%, due
                       02/15/11                                          28,600
     90,000          Mediacom Broadband LLC, 11.000%, due
                       07/15/13                                         101,025
    480,000     #    News America, Inc., 6.550%, due 03/15/33           463,799
     30,000    +,#   Nexstar Finance Holdings LLC, 0/11.375%,
                       due 04/01/13                                      17,850
     25,000          Paxson Communications Corp., 10.750%,
                       due 07/15/08                                      27,250
    125,000          Primedia, Inc., 8.875%, due 05/15/11               126,563
     55,000          Radio One, Inc., 8.875%, due 07/01/11               60,088
     35,000     #    Sinclair Broadcast Group, Inc., 8.000%,
                       due 03/15/12                                      36,313
     55,000          Spanish Broadcasting System, 9.625%, due
                       11/01/09                                          57,200
    255,000     #    USA Interactive, 7.000%, due 01/15/13              272,150
    150,000          USA Interactive, 7.000%, due 01/15/13              160,088
     20,000          Young Broadcasting, Inc., 8.500%, due
                       12/15/08                                          21,250
                                                                  -------------
                                                                      4,313,665
                                                                  -------------
                     MINING: 0.0%
    100,000          Compass Minerals Group, Inc., 10.000%,
                       due 08/15/11                                     111,000
                                                                  -------------
                                                                        111,000
                                                                  -------------
                     MISCELLANEOUS MANUFACTURING: 0.1%
     40,000          SPX Corp., 7.500%, due 01/01/13                     42,700
    140,000    @@    Tyco Intl., 6.750%, due 02/15/11                   134,400
                                                                  -------------
                                                                        177,100
                                                                  -------------
                     OIL & GAS: 2.4%
    410,000          Amerada Hess Corp., 5.900%, due 08/15/06           441,372
    630,000          Amerada Hess Corp., 7.125%, due 03/15/33           653,125
    450,000          Amerada Hess Corp., 7.875%, due 10/01/29           506,328
    315,000    @@    Anderson Exploration Ltd., 6.750%, due
                       03/15/11                                         347,885
     75,000     #    Chesapeake Energy Corp., 7.500%, due
                       09/15/13                                          77,063
    995,000    @@    Husky Oil Co., 8.900%, due 08/15/28              1,119,747
    500,000          Louis Dreyfus Natural Gas, 9.250%, due
                       06/15/04                                         531,891
    640,000          Marathon Oil Corp., 6.800%, due 03/15/32           663,589
    125,000          Nuevo Energy Co., 9.500%, due 06/01/08             129,375
    220,000          Ocean Energy, Inc., 4.375%, due 10/01/07           226,464
    955,000     #    Pemex Project Funding Master Trust, 7.375%,
                       due 12/15/14                                     982,456
     75,000          Swift Energy Co., 9.375%, due 05/01/12              76,688
    475,000          Valero Energy Corp., 7.500%, due 04/15/32          512,727
    100,000          Vintage Petroleum, Inc., 8.250%, due
                       05/01/12                                         106,750
    175,000    @@    Western Oil Sands, Inc., 8.375%, due
                       05/01/12                                         182,875
    150,000          Westport Resources Corp., 8.250%, due
                       11/01/11                                         160,875
                                                                  -------------
                                                                      6,719,210
                                                                  -------------
                     OIL & GAS SERVICES: 0.2%
    150,000     #    Colonial Pipeline Co., 6.580%, due 08/28/32        161,612
    125,000     #    Grant Prideco Escrow Corp., 9.000%, due
                       12/15/09                                         134,063
    150,000          Hanover Equipment Trust, 8.500%, due
                       09/01/08                                         147,750
     40,000          Hanover Equipment Trust, 8.750%, due
                       09/01/11                                          39,000
                                                                  -------------
                                                                        482,425
                                                                  -------------
                     PACKAGING & CONTAINERS: 0.6%
     75,000     #    Ball Corp., 6.875%, due 12/15/12                    77,719
     50,000     #    BWAY Finance Corp., 10.000%, due 10/15/10           52,750
     80,000   @@,#   Crown European Holdings SA, 10.875%, due
                       03/01/13                                          81,300
     50,000          Graphic Packaging Corp., 8.625%, due
                       02/15/12                                          51,250
     50,000          Greif, Inc., 8.875%, due 08/01/12                   52,375
    250,000          Owens-Brockway, 8.875%, due 02/15/09               259,375
    890,000     #    Sealed Air Corp., 6.950%, due 05/15/09             940,307
    100,000          Smurfit-Stone Container Corp., 8.250%,
                       due 10/01/12                                     107,500
                                                                  -------------
                                                                      1,622,576
                                                                  -------------
                     PHARMACEUTICALS: 0.1%
    150,000     #    AmerisourceBergen Corp., 7.250%, due
                       11/15/12                                         158,250
                                                                  -------------
                                                                        158,250
                                                                  -------------
                     PIPELINES: 0.9%
     30,000     #    ANR Pipeline Co., 8.875%, due 03/15/10              31,950
    600,000          CenterPoint Energy Resources Corp., 8.125%,
                       due 07/15/05                                     603,000
    590,000          Duke Energy Field Services LLC, 7.500%,
                       due 08/16/05                                     633,614
    455,000          Duke Energy Field Services LLC, 7.875%,
                       due 08/16/10                                     509,676
     55,000     #    El Paso Energy Partners LP, 8.500%, due
                       06/01/10                                          56,375
     25,000     #    El Paso Energy Partners LP, 10.625%, due
                       12/01/12                                          27,750

                 See Accompanying Notes to Financial Statements

ING
Intermediate
Bond
Fund                   PORTFOLIO OF INVESTMENTS as of March 31, 2003 (Continued)
--------------------------------------------------------------------------------
Principal
 Amount                                                               Value
--------------------------------------------------------------------------------
                     PIPELINES (CONTINUED)
$   280,000     #    Equitable Resources, Inc., 5.150%, due
                       03/01/18                                   $     284,533
    400,000          Northern Border Pipeline Co., 6.250%, due
                       05/01/07                                         433,304
     25,000          Southern Natural Gas Co., 8.000%, due
                       03/01/32                                          24,125
                                                                  -------------
                                                                      2,604,327
                                                                  -------------
                     REAL ESTATE: 0.6%
    695,000          EOP Operating LP, 7.750%, due 11/15/07             798,891
    240,000          EOP Operating LP, 8.375%, due 03/15/06             273,207
    390,000          Liberty Property-LP, 7.250%, due 03/15/11          442,130
    150,000          Liberty Property-LP, 7.750%, due 04/15/09          174,552
                                                                  -------------
                                                                      1,688,780
                                                                  -------------
                     REGIONAL (STATE/PROVINCE): 0.4%
    980,000    @@    Province of Ontario, 3.282%, due 03/28/08          983,179
                                                                  -------------
                                                                        983,179
                                                                  -------------
                     REITS: 0.7%
     40,000          Felcor Lodging LP, 8.500%, due 06/01/11             35,100
     25,000     #    La Quinta Corp., 8.875%, due 03/15/11               25,219
    385,000          Liberty Property Trust, 6.375%, due 08/15/12       416,284
    620,000          Prologis, 5.500%, due 03/01/13                     633,169
    160,000     #    Simon Property Group LP, 4.875%, due
                       03/18/10                                         159,560
    250,000          Simon Property Group LP, 6.375%, due
                       11/15/07                                         271,893
    270,000          Simon Property Group LP, 7.375%, due
                       06/15/18                                         300,074
                                                                  -------------
                                                                      1,841,299
                                                                  -------------
                     RETAIL: 0.2%
     30,000          Dillard's, Inc., 6.430%, due 08/01/04               30,300
     35,000          Gap, Inc., 9.900%, due 12/15/05                     38,806
    100,000          JC Penney Co., Inc., 7.600%, due 04/01/07          103,000
     75,000          Rite Aid Corp., 7.625%, due 04/15/05                72,000
     60,000     #    Star Gas Finance Co., 10.250%, due 02/15/13         59,700
    100,000          Yum! Brands, Inc., 8.875%, due 04/15/11            113,250
                                                                  -------------
                                                                        417,056
                                                                  -------------
                     SAVINGS & LOANS: 0.3%
    225,000          Washington Mutual Capital I, 8.375%, due
                       06/01/27                                         255,657
    630,000          Washington Mutual, Inc., 4.375%, due
                       01/15/08                                         650,627
                                                                  -------------
                                                                        906,284
                                                                  -------------
                     SOVEREIGN: 0.4%
    360,000    @@    Chile Government Intl. Bond, 5.500%, due
                       01/15/13                                         363,204
    865,000    @@    Mexico Government Intl. Bond, 6.625%, due
                       03/03/15                                         867,163
                                                                  -------------
                                                                      1,230,367
                                                                  -------------
                     TELECOMMUNICATIONS: 4.1%
     20,000          American Tower Corp., 9.375%, due 02/01/09          18,100
    340,000          AT&T Corp., 6.000%, due 03/15/09                   342,010
    380,000          AT&T Corp., 7.800%, due 11/15/11                   409,745
    955,000          AT&T Corp., 8.500%, due 11/15/31                 1,030,045
    425,000          AT&T Wireless Services, Inc., 8.125%,
                       due 05/01/12                                     481,967
     80,000          Block Communications, Inc., 9.250%, due
                       04/15/09                                          85,600
    500,000    @@    British Telecommunications PLC, 8.875%,
                       due 12/15/30                                     643,890
     55,000          Crown Castle Intl. Corp., 10.750%, due
                       08/01/11                                          53,900
    460,000    @@    Deutsche Telekom Intl. Finance BV, 8.750%,
                       due 06/15/30                                     547,748
    460,000    @@    France Telecom, 9.250%, due 03/01/11               553,900
    490,000    @@    France Telecom, 10.000%, due 03/01/31              640,305
     85,000          Insight Midwest LP, 10.500%, due 11/01/10           90,950
    205,000          Nextel Communications, Inc., 9.375%, due
                       11/15/09                                         216,275
    105,000          PanAmSat Corp., 8.500%, due 02/01/12               108,675
     55,000          Qwest Communications Intl., 7.500%, due
                       11/01/08                                          47,712
     95,000     #    Qwest Corp., 8.875%, due 03/15/12                  101,650
     40,000     #    Qwest Services Corp., 14.000%, due 12/15/14         43,300
     35,000    @@    Rogers Wireless Communications, Inc.,
                       9.625%, due 05/01/11                              37,450
     15,000          Rural Cellular Corp., 9.750%, due 01/15/10          10,913
    180,000          Sprint Capital Corp., 6.125%, due 11/15/08         179,100
  1,385,000          Sprint Capital Corp., 6.875%, due 11/15/28       1,218,800
    650,000          Sprint Capital Corp., 6.900%, due 05/01/19         598,000
  1,075,000          TCI Communications Finance, 9.650%, due
                       03/31/27                                       1,168,572
    430,000    @@    Telefonica Europe BV, 8.250%, due 09/15/30         533,005
     90,000    @@    TELUS Corp., 8.000%, due 06/01/11                   95,850
  1,410,000          Verizon Global Funding Corp., 7.375%, due
                       09/01/12                                       1,668,996
    385,000          Verizon Wireless Capital LLC, 5.375%, due
                       12/15/06                                         411,967
                                                                  -------------
                                                                     11,338,425
                                                                  -------------

                 See Accompanying Notes to Financial Statements

ING
Intermediate
Bond
Fund                   PORTFOLIO OF INVESTMENTS as of March 31, 2003 (Continued)
--------------------------------------------------------------------------------
Principal
 Amount                                                               Value
--------------------------------------------------------------------------------
                     TRANSPORTATION: 0.7%
$   120,422          Burlington Northern and Santa Fe Railway
                       Co., 7.570%, due 01/02/21                  $     144,939
    328,486          Chicago & Northwest Co., 6.250%, due
                       07/30/12                                         354,668
    425,000          CSX Corp., 7.450%, due 05/01/07                    486,265
    898,104          FedEx Corp., 6.720%, due 01/15/22                  985,270
                                                                  -------------
                                                                      1,971,142
                                                                  -------------
                     Total Corporate Bonds (Cost $79,758,674)        81,697,439
                                                                  -------------

U.S. GOVERNMENT AGENCY OBLIGATIONS: 40.0%
                     FEDERAL HOME LOAN MORTGAGE CORPORATION: 8.7%
  3,793,298    S     1.430%, due 05/25/31                             3,794,164
  2,070,542    S     1.445%, due 04/25/30                             2,059,618
  1,439,080    S     1.455%, due 01/25/32                             1,440,174
  3,909,761    S     1.630%, due 02/15/32                             3,916,190
     52,516    S     1.630%, due 07/15/28                                52,547
    394,447    S     1.680%, due 10/15/24                               395,156
    921,627    S     1.900%, due 03/15/31                               922,421
  2,400,000          3.250%, due 02/25/08                             2,410,877
  2,300,000          5.250%, due 11/05/12                             2,377,811
  2,967,853          5.500%, due 11/15/29                             3,095,626
  3,439,470          5.500%, due 05/15/31                             3,573,194
                                                                  -------------
                                                                     24,037,778
                                                                  -------------
                     FEDERAL NATIONAL MORTGAGE ASSOCIATION: 28.1%
  1,475,006    S     1.755%, due 12/25/29                             1,476,257
  1,233,964    S     1.855%, due 01/25/32                             1,237,949
  2,600,000          2.375%, due 03/17/06                             2,610,683
 16,289,273    ^     2.748%, due 02/17/29                             1,455,279
  6,000,000          5.000%, due 04/01/18 TBA                         6,139,062
  5,700,000          5.500%, due 04/01/18 TBA                         5,901,278
  1,984,482          5.500%, due 02/01/23                             2,047,934
  5,500,000          5.500%, due 04/01/33 TBA                         5,594,534
  1,500,000          6.000%, due 05/15/08                             1,706,400
 13,300,000          6.000%, due 04/01/18 TBA                        13,910,975
  2,308,582          6.000%, due 11/01/22                             2,410,506
  3,000,000          6.000%, due 06/25/27                             3,152,708
  1,817,610          6.000%, due 07/25/29                             1,861,466
 15,000,000          6.000%, due 04/01/33 TBA                        15,510,930
  1,000,000          6.500%, due 07/25/30                             1,051,753
  3,372,214          6.500%, due 07/01/31                             3,526,275
  6,025,000          6.500%, due 04/01/33 TBA                         6,279,177
  1,607,233          7.500%, due 12/25/41                             1,761,430
                                                                  -------------
                                                                     77,634,596
                                                                  -------------
                     GOVERNMENT NATIONAL MORTGAGE
                       ASSOCIATION: 3.0%
  3,428,511    ^     4.450%, due 06/16/31                               394,708
  2,000,000          6.000%, due 04/01/33 TBA                         2,082,500
  4,269,658          6.500%, due 11/15/32                             4,490,373
    356,655          7.000%, due 09/15/29                               378,999
    390,841          8.000%, due 01/20/31                               419,538
     75,095          10.000%, due 03/15/19                               86,657
    121,047          10.000%, due 01/15/21                              139,736
     61,372          10.000%, due 01/15/21                               70,848
    142,712          10.000%, due 01/15/21                              164,746
                                                                  -------------
                                                                      8,228,105
                                                                  -------------
                     OTHER U.S. GOVERNMENT AGENCIES: 0.2%
    500,000          Tennessee Valley Authority Series C,
                       6.000%, due 03/15/13                             568,947
                                                                  -------------
                                                                        568,947
                                                                  -------------
                     Total U.S. Government Agency Obligations
                       (Cost $109,778,374)                          110,469,426
                                                                  -------------
U.S. TREASURY OBLIGATIONS: 17.1%
                     U.S. TREASURY BONDS: 3.8%
    170,000          2.125%, due 08/31/04                               172,019
    751,000          5.375%, due 02/15/31                               812,606
  6,796,000          8.125%, due 05/15/21                             9,557,677
                                                                  -------------
                                                                     10,542,302
                                                                  -------------
                     U.S. TREASURY NOTES: 13.3%
 11,058,000          1.625%, due 03/31/05                            11,084,782
  1,000,000    S     3.000%, due 01/31/04                             1,015,626
  3,446,000    S     3.000%, due 02/15/08                             3,487,462
    450,000    S     3.250%, due 05/31/04                               460,706
  3,656,000    S     3.875%, due 02/15/13                             3,672,426
    265,000    S     4.000%, due 11/15/12                               268,913
  8,500,000    S     5.500%, due 05/31/03                             8,563,087
  7,000,000    S     5.750%, due 04/30/03                             7,027,622
  1,100,000    S     5.750%, due 11/15/05                             1,211,419
                                                                  -------------
                                                                     36,792,043
                                                                  -------------
                     Total U.S. Treasury Obligations
                       (Cost $47,006,233)                            47,334,345
                                                                  -------------
OTHER ASSET-BACKED SECURITIES AND COLLATERALIZED
  MORTGAGE OBLIGATIONS: 23.0%
                     AUTOMOBILE ASSET BACKED SECURITIES: 0.9%
  1,500,000          Capital Auto Receivables Asset Trust,
                       2.750%, due 04/16/07                           1,519,079
    910,000          Nissan Auto Receivables Owner Trust,
                       2.610%, due 07/15/08                             913,466
                                                                  -------------
                                                                      2,432,545
                                                                  -------------
                     COMMERCIAL MORTGAGE BACKED SECURITIES: 5.5%
  1,170,000          Chase Manhattan Bank-First Union National
                       Bank, 7.439%, due 08/15/31                     1,378,439
    715,000    XX    CS First Boston Mortgage Securities Corp.,
                       3.727%, due 03/15/35                             710,473
  1,350,000          JP Morgan Chase Commercial Mortgage
                       Securities Corp., 6.162%, due 05/12/34         1,500,543
  1,780,000          JP Morgan Chase Commercial Mortgage
                       Securities Corp., 6.244%, due 04/15/35         1,982,157
  1,330,000          LB-UBS Commercial Mortgage Trust, 4.659%,
                       due 12/15/26                                   1,363,115
  1,040,000          LB-UBS Commercial Mortgage Trust, 6.226%,
                       due 03/15/26                                   1,161,542
    400,000          Morgan Stanley Capital I, 7.020%, due
                       03/15/32                                         462,694
  1,780,000          Mortgage Capital Funding, Inc., 6.663%,
                       due 03/18/30                                   2,010,390

                 See Accompanying Notes to Financial Statements

ING
Intermediate
Bond
Fund                   PORTFOLIO OF INVESTMENTS as of March 31, 2003 (Continued)
--------------------------------------------------------------------------------
Principal
Amount                                                                Value
--------------------------------------------------------------------------------
                     COMMERCIAL MORTGAGE BACKED SECURITIES
                     (CONTINUED)
$ 4,130,000     XX   Prudential Commercial Mortgage Trust,
                       3.669%, due 02/11/36                       $   4,107,791
    400,000          Salomon Brothers Mortgage Securities VII,
                       7.520%, due 12/18/09                             474,120
                                                                  -------------
                                                                     15,151,264
                                                                  -------------
                     CREDIT CARD ASSET BACKED SECURITIES: 0.6%
    975,000          Citibank Credit Card Issuance Trust,
                       5.650%, due 06/16/08                           1,064,350
    650,000          Fleet Credit Card Master Trust II, 2.400%,
                       due 07/15/08                                     652,872
                                                                  -------------
                                                                      1,717,222
                                                                  -------------
                     HOME EQUITY ASSET BACKED SECURITIES: 6.5%
  3,477,778      S   EQCC Trust, 1.605%, due 11/25/31                 3,480,586
  4,216,352          New Century Home Equity Loan Trust, 1.574%,
                       due 06/20/31                                   4,217,175
  1,733,914      S   New Century Home Equity Loan Trust, 1.585%,
                       due 07/25/30                                   1,731,486
  3,521,514          Option One Mortgage Loan Trust, 1.575%,
                       due 08/25/32                                   3,521,514
  1,177,348      S   Residential Asset Securities Corp., 1.535%,
                       due 09/25/31                                   1,174,889
  1,806,278      S   Residential Asset Securities Corp., 1.605%,
                       due 06/25/32                                   1,808,499
    488,000     XX   Residential Funding Mortgage Securities II,
                       3.450%, due 01/25/16                             488,000
  1,500,000     XX   Saxon Asset Securities Trust, 3.934%, due
                       06/25/33                                       1,500,000
                                                                  -------------
                                                                     17,922,149
                                                                  -------------
                     OTHER ASSET BACKED SECURITIES: 0.8%
    342,465    @@,#  Garanti Trade Payment Rights Master Trust,
                       10.810%, due 06/15/04                            347,886
  1,741,125          Residential Asset Mortgage Products, Inc.,
                       1.445%, due 11/25/21                           1,741,125
                                                                  -------------
                                                                      2,089,011
                                                                  -------------
                     WHOLE LOAN COLLATERALIZED MORTGAGE: 8.7%
  2,534,391          ABN Amro Mortgage Corp., 6.500%, due
                       02/25/32                                       2,608,270
  1,974,592          Bank of America Alternative Loan Trust,
                       5.500%, due 02/25/33                           2,017,789
    985,338          Bank of America Mortgage Securities,
                       4.413%, due 03/25/33                           1,011,281
    579,573          Bank of America Mortgage Securities,
                       5.242%, due 02/25/32                             590,653
  1,507,571          Bank of America Mortgage Securities,
                       6.250%, due 10/25/32                           1,550,334
    493,656          Bank of America Mortgage Securities,
                       6.500%, due 02/25/32                             517,830
    246,828          Bank of America Mortgage Securities,
                       6.500%, due 02/25/32                             257,769
    265,833          CitiCorp Mortgage Securities, Inc., 6.250%,
                       due 11/25/16                                     273,511
  2,914,818      S   Countrywide Home Loans, 1.805%, due
                       11/25/32                                       2,919,875
    667,221      S   First Horizon Asset Securities, Inc.,
                       1.855%, due 06/25/32                             668,512
    809,711      S   GSR Mortgage Loan Trust, 2.005%, due
                       07/25/32                                         813,140
  5,677,081      S   MLCC Mortgage Investors, Inc., 1.675%,
                       due 03/25/28                                   5,685,523
    397,030          Residential Accredit Loans, Inc., 7.750%,
                       due 05/25/27                                     401,769
  2,569,496      S   Residential Funding Mortgage Sec I, 1.705%,
                       due 11/25/17                                   2,558,980
     28,146      S   Residential Funding Mortgage Sec I, 1.805%,
                       due 09/25/31                                      28,171
  1,740,322          Vendee Mortgage Trust, 5.850%, due 09/15/23      1,789,357
    290,901          Wells Fargo Mortgage Backed Securities
                       Trust, 6.000%, due 12/25/16                      298,717
    156,703      S   Wells Fargo Mortgage Backed Securities
                       Trust, 6.500%, due 01/25/32                      158,827
                                                                  -------------
                                                                     24,150,308
                                                                  -------------
                     Total Other Asset-Backed Securities and
                       Collateralized Mortgage Obligations
                       (Cost $63,171,989)                            63,462,499
                                                                  -------------

Shares                                                                Value
--------------------------------------------------------------------------------
PREFERRED STOCK: 0.0%
                     MEDIA: 0.0%
     45,000      @   Cablevision Systems Corp.                           46,688
        400      @   Paxson Communications Corp.                         31,500
                                                                  -------------
                                                                         78,188
                                                                  -------------
                     Total Preferred Stock (Cost $76,550)                78,188
                                                                  -------------
                     Total Long-Term Investments
                       (Cost $299,791,820)                          303,041,897
                                                                  -------------

                 See Accompanying Notes to Financial Statements

ING
Intermediate
Bond
Fund                   PORTFOLIO OF INVESTMENTS as of March 31, 2003 (Continued)
--------------------------------------------------------------------------------
Principal
Amount                                                                Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 12.3%
                     REPURCHASE AGREEMENTS: 12.3%
$22,944,338          State Street Repurchase Agreement dated
                       3/31/03, 1.280% due04/01/03, $22,945,154
                       to be received upon repurchase
                       (Collateralized by $22,905,000 FNMA,
                       2.920% Market Value $23,404,283 due
                       11/14/03)                                  $  22,944,338
 11,125,000          Morgan Stanley Repurchase Agreement dated
                       03/31/03, 1.340% due 04/01/03,
                       $11,125,414 to be received upon
                       repurchase (Collateralized by $50,000
                       FHLB, 6.000%, Market Value $49,578 due
                       02/21/23 and $4,000,000 FHLB, 3.880%,
                       Market Value $4,181,240 due 11/29/05 and
                       $7,090,000 FNMA, 1.400%, Market Value
                       $7,092,198 due 04/19/04)                      11,125,000
                                                                  -------------
                                                                     34,069,338
                                                                  -------------
                     Total Short-Term Investments
                       (Cost $34,069,338)                            34,069,338
                                                                  -------------
                     TOTAL INVESTMENTS IN SECURITIES
                       (COST $333,861,158)*             122.0%    $ 337,111,235
                     OTHER ASSETS AND LIABILITIES-NET   (22.0)%     (60,892,912)
                                                        -----     -------------
                     NET ASSETS                         100.0%    $ 276,218,323
                                                        =====     =============

@      Non-income producing security
@@     Foreign Issuer
PLC    Public Limited Company
+ Step-up basis bonds. Interest rates shown reflect current and future coupon rates.
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Fund's Board of Trustees.
^      Interest Only (IO) Security
XX Value of securities obtained from one or more dealers making markets in the securities which have been adjusted based on the Fund's valuation procedures.
S Segregated securities for when-issued or delayed delivery securities held at March 31, 2003.
REITs  Real Estate Investment Trusts
TBA    To be announced
* Cost for federal income tax purposes is $334,541,276. Net unrealized appreciation consists of:

                     Gross Unrealized Appreciation                $   3,136,623
                     Gross Unrealized Depreciation                     (566,664)
                                                                  -------------
                     Net Unrealized Appreciation                  $   2,569,959
                                                                  =============

Information concerning open futures contracts at March 31, 2003 is shown below:

                               NO. OF      NOTIONAL    EXPIRATION    UNREALIZED
      LONG CONTRACTS         CONTRACTS   MARKET VALUE     DATE      APPRECIATION
      --------------         ---------   ------------     ----      ------------
U.S. Treasury Note Futures     210          $36,093      Jun-03        $97,124

                 See Accompanying Notes to Financial Statements

ING
Strategic
Bond
Fund                               PORTFOLIO OF INVESTMENTS as of March 31, 2003
--------------------------------------------------------------------------------
Principal
Amount                                                                Value
--------------------------------------------------------------------------------
CORPORATE BONDS: 30.5%
                     CHEMICALS: 1.1%
$   500,000          Dow Chemical Co., 5.750%, due 12/15/08       $     524,675
                                                                  -------------
                                                                        524,675
                                                                  -------------
                     DIVERSIFIED FINANCIAL SERVICES: 4.5%
    500,000          Boeing Capital Corp, 7.100%, due 09/27/05          545,011
    450,000          General Motors Acceptance Corp., 6.125%,
                       due 09/15/06                                     461,047
    900,000     #    Goldman Sachs Group LP, 6.625%, due
                       12/01/04                                         966,901
    250,000          Household Finance Corp., 5.750%, due
                       01/30/07                                         269,349
                                                                  -------------
                                                                      2,242,308
                                                                  -------------
                     ELECTRIC: 5.0%
    228,000          Calpine Corp., 7.625%, due 04/15/06                137,940
    500,000     @@   Empresa Nacional de Electricidad S.A.
                       (Chile), 8.500%, due 04/01/09                    453,656
     20,000    @@,I  Enersis S.A. (Chile), 6.600%, due 12/01/26          18,231
    400,000          Exelon Corp., 6.750%, due 05/01/11                 450,475
    760,000          Progress Energy, Inc., 6.750%, due 03/01/06        831,938
    500,000     @@   Tenaga Nasional Berhad, 7.625%, due
                       04/01/11                                         559,411
                                                                  -------------
                                                                      2,451,651
                                                                  -------------
                     ELECTRONICS: 0.2%
    100,000     @@   Flextronics Intl., Ltd., 9.875%, due
                       07/01/10                                         111,375
                                                                  -------------
                                                                        111,375
                                                                  -------------
                     ENVIRONMENTAL CONTROL: 0.2%
    100,000          Allied Waste North America, 8.875%, due
                       04/01/08                                         106,375
                                                                  -------------
                                                                        106,375
                                                                  -------------
                     FOOD: 1.3%
    450,000          Conagra Foods, Inc., 9.750%, due 03/01/21          620,383
                                                                  -------------
                                                                        620,383
                                                                  -------------
                     IRON/STEEL: 0.0%
     25,000          Armco, Inc., 9.000%, due 09/15/07                   24,000
                                                                  -------------
                                                                         24,000
                                                                  -------------
                     LODGING: 0.2%
    100,000          Circus Circus Enterprises, Inc. 9.250%, due
                       12/01/05                                         105,000
                                                                  -------------
                                                                        105,000
                                                                  -------------
                     MEDIA: 2.6%
    500,000          AOL Time Warner, Inc., 5.625%, due 05/01/05        521,426
    500,000          Clear Channel Communications, Inc., 2.625%,
                       due 04/01/03                                     500,625
    100,000          Mediacom Broadband LLC, 11.000%, due
                       07/15/13                                         112,250
    150,000          Primedia, Inc., 7.625%, due 04/01/08               145,125
                                                                  -------------
                                                                      1,279,426
                                                                  -------------
                     OIL & GAS: 2.3%
    600,000          Conoco, Inc., 5.900%, due 04/15/04                 627,058
    500,000     #    Pemex Project Funding Master Trust, 7.375%,
                       due 12/15/14                                     514,375
                                                                  -------------
                                                                      1,141,433
                                                                  -------------
                     PIPELINES: 1.1%
    500,000          Kinder Morgan, Inc., 6.500%, due 09/01/12          544,175
                                                                  -------------
                                                                        544,175
                                                                  -------------
                     SOVEREIGN: 6.9%
    615,705     @@   Brazil Federative Republic, 8.000%, due
                       04/15/14                                         492,771
  1,000,000     @@   Canadian Government Bond, 4.500%, due
                       09/01/07                                         684,472
    200,000    @@,I  Dominican Republic Intl. Bond, 2.313%, due
                       08/30/24                                         159,334
  1,000,000     @@   German Federal Republic, 4.500%, due
                       08/17/07                                       1,150,009
    500,000     @@   Mexico Government Intl. Bond, 6.375%, due
                       01/16/13                                         501,250
    500,000     @@   Turkey Government Intl. Bond, 11.000%, due
                       01/14/13                                         439,375
                                                                  -------------
                                                                      3,427,211
                                                                  -------------
                     TELECOMMUNICATIONS: 4.9%
    500,000          AT&T Wireless Services, Inc., 8.125%, due
                       05/01/12                                         567,020
    500,000          Citizens Communications Co., 7.450%, due
                       01/15/04                                         519,322
    500,000     @@   France Telecom, 10.000%, due 03/01/31              653,372
    127,000     #    Qwest Services Corp., 13.500%, due 12/15/10        134,620
    500,000          Sprint Capital Corp., 8.375%, due 03/15/12         535,000
  1,000,000   **, X  WinStar Communications, Inc., 12.750%, due
                       04/15/10                                             200
                                                                  -------------
                                                                      2,409,534
                                                                  -------------
                     TRANSPORTATION: 0.2%
    100,000          Gulfmark Offshore, Inc., 8.750%, due
                       06/01/08                                         104,250
                                                                  -------------
                                                                        104,250
                                                                  -------------
                     Total Corporate Bonds (Cost $14,590,446)        15,091,796
                                                                  -------------
U.S. TREASURY OBLIGATIONS: 6.7%
                     U.S. TREASURY NOTES: 6.7%
  2,000,000          3.000% due, 11/15/07                             2,028,126
  1,250,000          4.000% due, 11/15/12                             1,268,457
                                                                  -------------
                                                                      3,296,583
                                                                  -------------
                     Total U.S. Treasury Obligations
                       (Cost $3,242,113)                              3,296,583
                                                                  -------------

                 See Accompanying Notes to Financial Statements

ING
Strategic
Bond
Fund                   PORTFOLIO OF INVESTMENTS as of March 31, 2003 (Continued)
--------------------------------------------------------------------------------
Principal
 Amount                                                               Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 28.7%
                     FEDERAL HOME LOAN BANK BOARD: 1.0%
$   500,000          4.500%, due 11/15/12                         $     511,029
                                                                  -------------
                                                                        511,029
                                                                  -------------
                     FEDERAL HOME LOAN MORTGAGE CORPORATION: 2.4%
     92,951          5.500%, due 01/01/14                                97,053
     45,332          5.500%, due 02/01/14                                47,333
    593,637          6.500%, due 02/01/32                               619,504
    395,091          7.000%, due 06/01/29                               416,536
      1,521    I     9.000%, due 06/01/06                                 1,595
      1,055    I     10.000%, due 10/01/03                                1,074
                                                                  -------------
                                                                      1,183,095
                                                                  -------------
                     FEDERAL NATIONAL MORTGAGE ASSOCIATION: 22.7%
  1,000,000          3.625%, due 04/15/04                             1,024,944
  1,851,834          6.000%, due 02/01/32                             1,922,878
    929,674          6.000%, due 10/01/32                               965,350
    148,961          6.000%, due 10/01/32                               154,677
    500,000          6.125%, due 03/15/12                               573,376
     34,267    I     6.500%, due 02/01/09                                36,509
    196,075          6.500%, due 08/01/15                               207,734
  1,092,268          6.500%, due 06/01/28                             1,142,169
  1,070,396          6.500%, due 12/01/31                             1,117,729
    761,618          6.500%, due 08/01/32                               795,294
    131,409          6.500%, due 10/01/32                               137,220
    111,179          7.000%, due 03/01/15                               118,735
    971,930          7.000%, due 09/01/32                             1,025,247
    128,128          7.000%, due 11/01/32                               135,157
    455,002          7.500%, due 07/01/21                               486,681
  1,240,254          7.500%, due 02/01/31                             1,328,805
     17,866          8.000%, due 08/01/30                                19,360
      2,078    I     9.500%, due 06/01/05                                 2,170
      2,236    I     9.500%, due 07/01/06                                 2,276
      3,030    I     9.500%, due 05/01/07                                 3,045
                                                                  -------------
                                                                     11,199,356
                                                                  -------------
                     GOVERNMENT NATIONAL MORTGAGE
                       ASSOCIATION: 2.6%
    193,749          6.500%, due 06/15/29                               204,053
    710,426          6.500%, due 05/15/31                               747,239
     68,483          7.500%, due 11/15/29                                73,330
    226,901          8.000%, due 06/20/30                               243,859
     22,501          8.000%, due 07/15/30                                24,408
        616          8.500%, due 02/15/21                                   681
                                                                  -------------
                                                                      1,293,570
                                                                  -------------
                     Total U.S. Government Agency Obligations
                       (Cost $13,583,816)                            14,187,050
                                                                  -------------
COLLATERALIZED MORTGAGE OBLIGATIONS AND
  ASSET-BACKED SECURITIES: 10.9%
                     DIVERSIFIED FINANCIAL SERVICES: 10.1%
  4,995,000    #     Targeted Return Index Securities Trust,
                       8.387%, due 02/01/12                           4,966,389
                                                                  -------------
                                                                      4,966,389
                                                                  -------------
                     ELECTRIC: 0.1%
     56,347    I     East Coast Power LLC, 7.536%, due 06/30/17          51,698
                                                                  -------------
                                                                         51,698
                                                                  -------------
                     MORTGAGE -- COMMERCIAL: 0.2%
     84,945    #     Allied Capital Commercial Mortgage Trust,
                       6.710%, due 01/01/28                              84,889
                                                                  -------------
                                                                         84,889
                                                                  -------------
                     MORTGAGE -- RESIDENTIAL: 0.5%
    241,712          Emergent Home Equity Loan Trust, 7.080%,
                       due 12/15/28                                     262,277
        803 (1),@@,I Unikredit Realkredit, 6.000%, due 07/01/29             121
                                                                  -------------
                                                                        262,398
                                                                  -------------
                     Total CMOs and Asset-Backed Securities
                       (Cost $5,240,799)                              5,365,374
                                                                  -------------

Shares                                                                Value
--------------------------------------------------------------------------------
MUTUAL FUNDS: 8.5%
                     INVESTMENT COMPANIES: 8.5%
    159,416     B    ING High Yield Bond -- Class A               $   1,319,968
    330,000     B    ING High Yield Opportunity -- Class A            2,197,800
    103,100     B    ING Prime Rate Trust                               689,739
                                                                  -------------
                                                                      4,207,507
                                                                  -------------
                     Total Mutual Funds (Cost $4,219,595)             4,207,507
                                                                  -------------
Number of
 Warrants                                                             Value
--------------------------------------------------------------------------------
WARRANTS: 0.00%
                     DIVERSIFIED FINANCIAL SERVICES: 0.00%
        250    @,X   North Atlantic Trading, Inc.                 $          --
                                                                  -------------
                                                                             --
                                                                  -------------
                     Total Warrants (Cost $0)                                --
                                                                  -------------
                     Total Long-Term Investments
                       (Cost $40,876,769)                            42,148,310
                                                                  -------------

                 See Accompanying Notes to Financial Statements

ING
Strategic
Bond
Fund                   PORTFOLIO OF INVESTMENTS as of March 31, 2003 (Continued)
--------------------------------------------------------------------------------
Principal
 Amount                                                               Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 12.6%
                     REPURCHASE AGREEMENT: 12.6%
$ 6,223,000          State Street Repurchase Agreement dated
                       03/31/03, 1.100% due 04/01/03, $6,223,190
                       to be received upon repurchase
                       (Collateralized by $4,730,000 U.S.
                       Treasury Bonds, 7.500% Market Value
                       $6,351,747 due 11/15/16                    $   6,223,000
                                                                  -------------

                     Total Short-Term Investments
                       (Cost $6,223,000)                              6,223,000
                                                                  -------------
                     TOTAL INVESTMENTS IN SECURITIES
                       (COST $47,099,769)*                97.9%   $  48,371,310
                     OTHER ASSETS AND LIABILITIES--NET     2.1        1,013,931
                                                        ------    -------------
                     NET ASSETS                          100.0%   $  49,385,241
                                                        ======    =============

@    Non-income producing security
@@   Foreign Issuer
B    Represents investments in the ING family of funds.
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors.
**   Defaulted Security
I    Illiquid Security
X Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors.
(1)  Principal Amount presented in Danish Kroner
* Cost for federal income tax purposes is $47,137,483. Net unrealized appreciation consists of:

                     Gross Unrealized Appreciation                $   1,856,535
                     Gross Unrealized Depreciation                     (622,708)
                                                                  -------------
                     Net Unrealized Appreciation                  $   1,233,827
                                                                  =============

                 See Accompanying Notes to Financial Statements

ING Classic
Money Market
Fund(1)                            PORTFOLIO OF INVESTMENTS as of March 31, 2003
--------------------------------------------------------------------------------
Principal
 Amount                                                               Value
--------------------------------------------------------------------------------
ASSET-BACKED COMMERCIAL PAPER: 11.9%
$ 4,250,000          Blue Ridge Asset, 1.250%, due 04/23/03       $   4,246,753
  5,000,000          Ciesco LP, 1.260%, due 04/07/03                  4,998,950
  3,000,000          Corporate Asset Funding Corp., 1.260%,
                       due 04/04/03                                   2,999,685
  3,491,000          Crown Point Capital Co., 1.160%,
                       due 09/10/03                                   3,472,777
  4,600,000          Crown Point Capital Co., 1.250%,
                       due 09/10/03                                   4,574,125
  2,600,000          Crown Point Capital Co., 1.380%,
                       due 04/04/03                                   2,599,701
  5,000,000          Edison Asset Securitization, 1.250%,
                       due 07/16/03                                   4,981,597
  5,000,000          Edison Asset Securitization, 1.260%,
                       due 05/08/03                                   4,993,525
  5,000,000          Preferred Receivables Funding. 1.250%,
                       due 04/25/03                                   4,995,833
  5,000,000          Variable Funding Capital Corp., 1.250%,
                       due 04/16/03                                   4,997,396
  5,000,000          Variable Funding Capital Corp., 1.260%,
                       due 04/03/03                                   4,999,650
  5,000,000          Windmill Funding Corp, 1.260%, due 05/14/03      4,992,475
  2,000,000          Windmill Funding Corp, 1.290%, due 04/09/03      1,999,427
                                                                  -------------
                                                                     54,851,894
                                                                  -------------
                     Total Asset-Backed Commercial Paper
                       (Cost $54,851,894)                            54,851,894
                                                                  -------------
CERTIFICATES OF DEPOSIT: 18.3%
  5,000,000    @@    Abbey National Treasury Services, 1.270%,
                       due 05/06/03                                   5,000,000
  5,000,000    @@    ABN Amro, 1.310%, due 04/30/03                   5,000,040
  1,800,000    @@    Bank Of Scotland Treasury Services,
                       1.363%, due 01/22/04                           1,800,536
  5,000,000    @@    Barclays Bank PLC, 1.260%, due 09/03/03          4,999,998
  2,500,000    @@    Barclays Bank PLC, 1.270%, due 05/13/03          2,500,025
  5,500,000    @@    Barclays Bank PLC, 1.620%, due 12/09/03          5,506,386
  4,700,000    @@    Canadian Imperial, 1.290%, due 08/11/03          4,700,669
  6,500,000    @@    Canadian Imperial, 1.370%, due 04/28/03          6,500,046
  5,350,000          HBOS Treasury Services, 1.250%,
                       due 07/29/03                                   5,349,799
 17,000,000    @@    Royal Bank Scotland PLC, 2.700%,
                       due 04/22/03                                  17,001,277
  5,000,000          Southtrust Bank NA, 1.380%, due 05/07/03         5,000,000
  5,900,000          State Street Bank + Trust Co., 1.420%,
                       due 04/02/04                                   5,900,000
  5,000,000          State Street Bank + Trust Co., 2.200%,
                       due 07/08/03                                   5,000,000
 10,000,000    @@    Svenska Handelsbank, 1.310%, due 04/14/03       10,000,036
                                                                  -------------
                                                                     84,258,812
                                                                  -------------
                     Total Certificates of deposit
                       (Cost $84,258,812)                            84,258,812
                                                                  -------------
COMMERCIAL PAPER: 6.8%
  2,000,000          Aegon Funding Corp., 1.265%, due 05/01/03        1,997,892
  5,000,000          Bristol Myers Squibb Co., 1.350%,
                       due 04/02/03                                   4,999,812
  4,500,000          Coca Cola Enterprises, Inc., 1.260%,
                       due 06/16/03                                   4,488,030
  5,000,000          Household Finance Corp., 1.320%,
                       due 06/19/03                                   4,985,517
  5,000,000          Household Finance Corp., 1.340%,
                       due 04/29/03                                   4,994,789
  5,000,000          Household Finance Corp., 1.380%,
                       due 04/15/03                                   4,997,317
  5,000,000          Morgan Stanley Dean Witter, 1.300%,
                       due 04/08/03                                   4,998,736
                                                                  -------------
                                                                     31,462,093
                                                                  -------------
                     Total Commercial Paper
                       (Cost $31,462,093)                            31,462,093
                                                                  -------------
CORPORATE NOTES: 48.0%
  3,000,000          American Honda Finance Corp., 1.260%,
                       due 09/16/03                                   3,000,296
  6,000,000          American Honda Finance Corp., 1.339%,
                       due 04/21/03                                   6,000,053
  4,312,000          Associates Corp., 5.750%, due 11/01/03           4,419,191
  8,100,000          Bank of America Corp., 1.480%, due 08/18/03      8,107,919
  3,500,000          Bank One NA , 1.290%, due 02/24/04               3,499,683
  5,000,000          Bank One NA , 1.339%, due 09/17/03               5,002,900
  5,000,000          Bank One NA , 1.438%, due 04/07/03               5,000,106
  5,000,000          Bank One NA , 1.480%, due 04/10/03               5,000,247
  5,000,000          Bank One NA, 1.245%, due 06/10/03                4,999,711
  2,900,000          Bankamerica Corp., 5.750%, due 03/01/04          3,016,916
  5,900,000    @@    Barclays Bank PLC, 1.280%, due 03/08/04          5,899,450
  1,180,000          Bell Atlantic, Inc., 5.875%, due 02/01/04        1,221,788
  5,000,000          Bellsouth Corp., 4.105%, due 04/26/21            5,004,817
  5,000,000          Bellsouth Telecommunications, 1.380%,
                       due 04/04/03                                   5,000,000
  5,000,000          BP Amoco Capital PLC, 1.295%, due 03/08/04       5,000,000
  9,000,000          Citigroup, Inc., 1.420%, due 05/30/03            9,001,354
  9,650,000          Citigroup, Inc., 1.460%, due 07/17/03            9,654,023
  4,000,000          First Union National, 1.410%, due 05/29/03       4,001,547
  1,900,000          First Union National, 1.580%, due 02/20/04       1,905,026
  4,000,000          Fleet National Bank , 1.540%, due 07/31/03       4,002,936
  3,000,000          General Electric Capital Corp., 1.310%,
                       due 01/28/04                                   3,001,499
  6,000,000          General Electric Capital Corp., 1.355%,
                       due 07/09/07                                   6,000,000
 10,500,000          General Electric Capital Corp., 1.434%,
                       due 10/22/03                                  10,509,528

                 See Accompanying Notes to Financial Statements

ING Classic
Money Market
Fund(1)                PORTFOLIO OF INVESTMENTS as of March 31, 2003 (Continued)
--------------------------------------------------------------------------------
Principal
 Amount                                                               Value
--------------------------------------------------------------------------------
CORPORATE NOTES (CONTINUED)
$ 5,000,000          Goldman Sachs Group, Inc., 1.240%,
                       due 09/26/03                               $   5,000,000
  5,000,000          Goldman Sachs Group, Inc., 1.310%,
                       due 08/01/03                                   5,000,000
  5,000,000          Goldman Sachs Group, Inc., 1.400%,
                       due 10/27/03                                   5,000,000
  3,500,000     I    Goldman Sachs Group, Inc., 1.610%,
                       due 04/03/03                                   3,500,045
  1,000,000          GTE North, Inc., 6.000%, due 01/15/04            1,033,725
  5,000,000          JP Morgan Chase + Co., 1.405%,
                       due 06/23/03                                   5,002,075
  3,900,000          Merrill Lynch + Co., Inc., 1.440%,
                       due 06/24/03                                   3,900,813
  4,000,000          Merrill Lynch + Co., Inc., 1.630%,
                       due 08/01/03                                   4,004,479
  5,400,000     I    Money Market Trust Series 2003-A, 1.381%,
                       due 02/19/04                                   5,397,603
  9,200,000     I    Money Market Trust Series A-1, 1.430%,
                       due 04/09/04                                   9,200,000
  4,000,000          Morgan Guaranty Trust Co., 1.435%,
                       due 06/30/03                                   4,001,443
  3,100,000          Morgan Stanley Dean Witter, 1.550%,
                       due 05/05/03                                   3,100,751
  5,500,000          Rabobank Nederland N.V., 1.293%,
                       due 01/22/04                                   5,500,000
  5,500,000          Rabobank Nederland N.V., 1.295%,
                       due 01/23/04                                   5,500,000
  9,400,000          Toyota Motor Credit Corp., 1.230%,
                       due 01/16/04                                   9,400,000
  4,600,000          US Bancorp , 1.510%, due 09/15/03                4,605,964
  2,500,000          US Bank , 1.320%, due 11/14/03                   2,501,480
  3,500,000          Wells Fargo + Co., 1.328%, due 01/02/08          3,500,000
  5,000,000          Wells Fargo Bank NA, 1.241%, due 11/24/03        5,000,000
  5,500,000          Wells Fargo Bank NA, 1.247%, due 01/26/04        5,500,000
  3,000,000          Wells Fargo Bank NA, 1.272%, due 02/06/04        3,000,000
  4,000,000          Wells Fargo Bank NA, 1.680%, due 04/01/03        4,000,000
                                                                  -------------
                                                                    220,897,368
                                                                  -------------
                     Total Corporate Notes
                       (Cost $220,897,368)                          220,897,368
                                                                  -------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 7.7%
  5,000,000          Federal Home Loan Bank, 1.410%,
                       due 03/05/04                                   5,000,000
  5,000,000          Federal Home Loan Bank, 1.410%,
                       due 03/08/04                                   5,000,000
  5,500,000          Federal Home Loan Bank, 1.500%,
                       due 02/17/04                                   5,500,000
  6,300,000          Federal Home Loan Bank, 5.375%,
                       due 01/05/04                                   6,501,930
  2,700,000          Federal Home Loan Bank, 5.500%,
                       due 02/25/04                                   2,799,372
  4,600,000          Federal Home Loan Mortgage Corp., 3.250%,
                       due 01/15/04                                   4,671,899
  1,200,000          Federal Home Loan Mortgage Corp., 3.400%,
                       due 02/20/04                                   1,221,271
  5,000,000          Federal National Mortgage Association,
                       1.420%, due 02/12/04                           5,000,000
                                                                  ------------
                                                                     35,694,472
                                                                  -------------
                     Total U.S. Government Agency Obligations
                       (Cost $35,694,472)                            35,694,472
                                                                  -------------
REPURCHASE AGREEMENT: 7.0%
 32,029,000          Morgan Stanley Repurchase Agreement dated
                       03/31/03, 1.340% due 04/01/03,
                       $32,030,192 to be received upon
                       repurchase (Collateralized by
                       $32,732,000 U.S. Treaury Bill,
                       0.000%, Market Value $32,670,006
                       due 05/29/03)                                 32,029,000
                                                                  -------------
                                                                     32,029,000
                                                                  -------------
                     Total Repurchase Agreement
                       (Cost $32,029,000)                            32,029,000
                                                                  -------------
                     TOTAL INVESTMENTS IN SECURITIES
                       (COST $459,193,639)*                99.7%  $ 459,193,639
                     OTHER ASSETS AND LIABILITIES-NET       0.3       1,451,168
                                                         ------   -------------
                     NET ASSETS                           100.0%  $ 460,644,807
                                                         ======   =============

*    Also represents cost for income tax purposes.
I    Illiquid Security
@@   Foreign Issuer
(1) All securities with a maturity date greater than one year have either a variable rate, demand feature, prefunded, optional or mandatory put resulting in an effective maturity of one year or less. Rate shown reflects current rate.

                                                                   Percentage of
Industry/Group                                                       Net Assets
--------------                                                       ----------
Asset-Backed Commercial Paper                                           11.9%
Bank Holding Companies                                                   8.1%
Bottled, Canned Soft Drinks and Carbonated Waters                        1.0%
Commercial Banks, NEC                                                    4.0%
Federal & Federally-Sponsored Credit Agencies                            7.7%
Foreign banks, branches and agencies                                    18.5%
Life Insurance                                                           0.4%
National Commercial Banks                                               12.2%
Nondeposit Trust Facilities                                              0.9%
Personal Credit Institutions                                            16.7%
Pharmaceutical Preparations                                              1.1%
Security Brokers, Dealers and Flotation Companies                        7.5%
Telephone Communications                                                 2.7%
Repurchase Agreement                                                     7.0%
Other Assets and Liabilities-Net                                         0.3%
                                                                      ------
NET ASSETS                                                             100.0%
                                                                      ======

                 See Accompanying Notes to Financial Statements

                         SHAREHOLDER MEETING (Unaudited)
--------------------------------------------------------------------------------

A SPECIAL MEETING OF SHAREHOLDERS OF THE ING RETAIL FUNDS (FORMERLY PILGRIM RETAIL FUNDS) AND VARIABLE PRODUCTS WAS HELD FEBRUARY 21, 2002, AT THE OFFICES OF ING FUNDS, 7337 EAST DOUBLETREE RANCH ROAD, SCOTTSDALE, AZ 85258. THIS MEETING WAS ADJOURNED TO MARCH 21, 2002, APRIL 9, 2002 AND THEN TO APRIL 16, 2002 TO PERMIT FURTHER SOLICITATION OF SHAREHOLDERS OF THE ING HIGH YIELD FUND AND ING HIGH YIELD OPPORTUNITY FUND FOR THEIR PROXIES RELATING TO PROPOSAL 3.

A BRIEF DESCRIPTION OF EACH MATTER VOTED UPON AS WELL AS THE RESULTS ARE OUTLINED BELOW:

                                                          SHARES VOTED
                                                           AGAINST OR     SHARES       BROKER       TOTAL
                                       SHARES VOTED FOR     WITHHELD     ABSTAINED    NON-VOTE   SHARES VOTED
                                       ----------------     --------     ---------    --------   ------------
3.   To Approve Plans of Reorganization to change only the form of corporate organization of some of the
     Funds without changing the substance or investment aspects of the Funds.

     ING High Yield Fund                   30,470,805        681,592     1,428,486   15,926,366   48,507,249
     ING High Yield Opportunity Fund       14,782,372        435,095       666,959    4,548,255   20,432,681

     A SPECIAL MEETING OF SHAREHOLDERS OF THE ING HIGH YIELD FUND WAS HELD MARCH 14, 2002, AT THE OFFICES OF ING
     FUNDS, 7337 EAST DOUBLETREE RANCH ROAD, SCOTTSDALE, AZ 85258. THIS MEETING WAS ADJOURNED UNTIL APRIL 9, 2002
     TO PERMIT FURTHER SOLICITATION OF SHAREHOLDERS FOR THEIR PROXIES.

     A BRIEF DESCRIPTION OF EACH MATTER VOTED UPON AS WELL AS THE RESULTS ARE OUTLINED BELOW:

1.   To approve an Agreement and Plan of Reorganization (the "Reorganization Agreement") by and among
     High Yield Fund and Pilgrim High Yield Fund II ("High Yield Fund II") providing for the merger of High Yield
     Fund with and into High Yield Fund II, which will be renamed the "ING High Yield Opportunity Fund."

                                                          SHARES VOTED
                                                           AGAINST OR     SHARES       BROKER       TOTAL
                                       SHARES VOTED FOR     WITHHELD     ABSTAINED    NON-VOTE   SHARES VOTED
                                       ----------------     --------     ---------    --------   ------------
     ING High Yield Fund                   28,638,517        997,477     1,083,181       --       30,719,175

2.   To transact such other business, not currently contemplated, that may properly come before the Special
     Meeting in the discretion of the proxies or their substitutes.

                                                          SHARES VOTED
                                                           AGAINST OR     SHARES       BROKER       TOTAL
                                       SHARES VOTED FOR     WITHHELD     ABSTAINED    NON-VOTE   SHARES VOTED
                                       ----------------     --------     ---------    --------   ------------
     ING High Yield Fund                   28,257,626      1,115,751     1,345,798       --       30,719,175

                           TAX INFORMATION (Unaudited)
--------------------------------------------------------------------------------

Dividends paid during the year ended March 31, 2003 were as follows:

FUND NAME                              TYPE      PER SHARE AMOUNT
---------                              ----      ----------------
ING GNMA Income Fund
  Class A                               NII          $0.4360
  Class B                               NII          $0.3728
  Class C                               NII          $0.3731
  Class I                               NII          $0.4658
  Class M                               NII          $0.3938
  Class Q                               NII          $0.4426
  Class T                               NII          $0.4001

ING High Yield Opportunity Fund
  Class A                               NII          $0.7900
  Class B                               NII          $0.7441
  Class C                               NII          $0.7423
  Class M                               NII          $0.6590
  Class Q                               NII          $0.8080
  Class T                               NII          $0.7663

ING Intermediate Bond Fund
  Class A                               NII          $0.3672
  Class B                               NII          $0.2888
  Class C                               NII          $0.2922
  Class I                               NII          $0.4046
  All Classes                          STCG          $0.1447
  All Classes                          LTCG          $0.0033

ING Strategic Bond Fund
  Class A                               NII          $0.6300
  Class B                               NII          $0.5904
  Class C                               NII          $0.5863
  Class Q                               NII          $0.6366

ING Classic Money Market
  Class A                               NII          $0.0105
  Class B                               NII          $0.0043
  Class C                               NII          $0.0042
  Class I                               NII          $0.0135

----------
NII -- Net investment income
STCG -- Short-term capital gain
LTCG -- Long-term capital gain

The above figure may differ from those cited elsewhere in this report due to differences in the calculation of income and gains for Securities and Exchange Commission (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their Investments in the Funds. In January 2003, shareholders, excluding corporate shareholders, received an IRS Form 1099 DIV regarding the federal tax status of the dividends and distributions received by them in calendar 2002.

                   TRUSTEE AND OFFICER INFORMATION (Unaudited)
--------------------------------------------------------------------------------

The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees. A Trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee ("Independent Trustee"). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Registrant and is available, without charge, upon request at 1-800-992-0180.

                                               TERM OF                                  NUMBER OF
                                              OFFICE AND           PRINCIPAL          PORTFOLIOS IN          OTHER
                                POSITION(S)    LENGTH OF         OCCUPATION(S)         FUND COMPLEX      DIRECTORSHIPS
      NAME, ADDRESS             HELD WITH        TIME             DURING THE             OVERSEEN           HELD BY
        AND AGE                    FUND        SERVED(1)        PAST FIVE YEARS         BY TRUSTEE          TRUSTEE
        -------                    ----        ---------        ---------------         ----------          -------
INDEPENDENT TRUSTEES

Paul S. Doherty(2)                Trustee      October      Mr. Doherty is                 103         Trustee, GCG Trust
7337 E. Doubletree Ranch Rd.                   1999 -       President and Partner,                     (February 2002 -
Scottsdale, Arizona 85258                      Present      Doherty, Wallace,                          Present).
Born: 1934                                                  Pillsbury and Murphy,
                                                            P.C., Attorneys (1996 -
                                                            Present); Director,
                                                            Tambrands, Inc. (1993 -
                                                            1998); and Trustee of
                                                            each of the funds
                                                            managed by Northstar
                                                            Investment
                                                            Management
                                                            Corporation (1993 -
                                                            1999).

J. Michael Earley(3)              Trustee      February     President and Chief            103         Trustee, GCG Trust
7337 E. Doubletree Ranch Rd.                   2002 -       Executive Officer,                         (1997 - Present).
Scottsdale, Arizona 85258                      Present      Bankers Trust Company,
Born: 1945                                                  N.A. (1992 - Present).

R. Barbara Gitenstein(2)          Trustee      February     President, College of          103         Trustee, GCG Trust
7337 E. Doubletree Ranch Rd.                   2002 -       New Jersey (1999 -                         (1997 - Present).
Scottsdale, Arizona 85258                      Present      Present). Formerly,
Born: 1948                                                  Executive Vice
                                                            President and Provost,
                                                            Drake University (1992
                                                            - 1998).

Walter H. May(2)                  Trustee      October      Retired. Formerly,             103         Trustee, GCG Trust
7337 E. Doubletree Ranch Rd.                   1999 -       Managing Director and                      (February 2002 -
Scottsdale, Arizona 85258                      Present      Director of Marketing,                     Present) and Best Prep
Born: 1936                                                  Piper Jaffray, Inc.;                       Charity (1991 -
                                                            Trustee of each of the                     Present).
                                                            funds managed by
                                                            Northstar Investment
                                                            Management
                                                            Corporation (1996 -
                                                            1999).

Jock Patton(2)                    Trustee      August       Private Investor (June         103         Trustee, GCG Trust
7337 E. Doubletree Ranch Rd.                   1995 -       1997 - Present).                           (February 2002 -
Scottsdale, Arizona 85258                      Present      Formerly, Director and                     Present); Director,
Born: 1945                                                  Chief Executive Officer,                   Hypercom, Inc. (January
                                                            Rainbow Multimedia                         1999 - Present); JDA
                                                            Group, Inc. (January                       Software Group, Inc.
                                                            1999 - December 2001);                     (January 1999 -
                                                            Director of Stuart                         Present); Buick of
                                                            Entertainment, Inc.;                       Scottsdale, Inc.;
                                                            Director of Artisoft, Inc.                 National Airlines, Inc.;
                                                            (1994 - 1998).                             BG Associates, Inc.; BK
                                                                                                       Entertainment, Inc.;
                                                                                                       and Arizona Rotorcraft,
                                                                                                       Inc.

--------------------------------------------------------------------------------

                                               TERM OF                                  NUMBER OF
                                              OFFICE AND           PRINCIPAL          PORTFOLIOS IN          OTHER
                                POSITION(S)    LENGTH OF         OCCUPATION(S)         FUND COMPLEX      DIRECTORSHIPS
      NAME, ADDRESS             HELD WITH        TIME             DURING THE             OVERSEEN           HELD BY
        AND AGE                    FUND        SERVED(1)        PAST FIVE YEARS         BY TRUSTEE          TRUSTEE
        -------                    ----        ---------        ---------------         ----------          -------
David W.C. Putnam(3)              Trustee      October      President and Director,        103         Trustee, GCG Trust
7337 E. Doubletree Ranch Rd.                   1999 -       F.L. Putnam Securities                     (February 2002 -
Scottsdale, Arizona 85258                      Present      Company, Inc. and its                      Present), Anchor
Born: 1939                                                  affiliates; President,                     International Bond
                                                            Secretary and Trustee,                     (December 2000 -
                                                            The Principled Equity                      Present); Progressive
                                                            Marke Fund. Formerly,                      Capital Accumulation
                                                            Trustee, Trust Realty                      Trust (August 1998 -
                                                            Trust (December Corp.;                     Present); Principled
                                                            Anchor Investment                          Equity Market Fund
                                                            Trust; Bow 2000 -                          (November 1996 -
                                                            Present); Ridge Mining                     Present), Mercy
                                                            Company and each of                        Endowment
                                                            the F.L. Putnam funds                      Foundation (1995 -
                                                            managed by Northstar                       Present); Director, F.L.
                                                            Investment Foundation                      Putnam Investment
                                                            Management                                 Management Company
                                                            Corporation (1994 -                        (December 2001 -
                                                            1999).                                     Present); Asian
                                                                                                       American Bank and
                                                                                                       Trust Company (June
                                                                                                       1992 - Present); and
                                                                                                       Notre Dame Health
                                                                                                       Care Center (1991 -
                                                                                                       Present) F.L. Putnam
                                                                                                       Securities Company,
                                                                                                       Inc. (June 1978 -
                                                                                                       Present); and an
                                                                                                       Honorary Trustee,
                                                                                                       Mercy Hospital (1973 -
                                                                                                       Present).

Blaine E. Rieke(3)                Trustee      February     General Partner,               103         Trustee, GCG Trust
7337 E. Doubletree Ranch Rd.                   2001 -       Huntington Partners                        (February 2002 -
Scottsdale, Arizona 85258                      Present      (January 1997 -                            Present) and Morgan
Born: 1933                                                  Present). Chairman of                      Chase Trust Co.
                                                            the Board and Trustee                      (January 1998 -
                                                            of each of the funds                       Present).
                                                            managed by ING
                                                            Investment
                                                            Management Co. LLC
                                                            (November 1998 -
                                                            February 2001).

Roger B. Vincent(3)               Trustee      February     President, Springwell          103         Trustee, GCG Trust
7337 E. Doubletree Ranch Rd.                   2002 -       Corporation (1989 -                        (1994 - Present); and
Scottsdale, Arizona 85258                      Present      Present). Formerly,                        Director, AmeriGas
Born: 1945                                                  Director, Tatham                           Propane, Inc. (1998 -
                                                            Offshore, Inc. (1996 -                     Present).
                                                            2000).

Richard A. Wedemeyer(2)           Trustee      February     Retired. Mr.                   103         Trustee, GCG Trust
7337 E. Doubletree Ranch Rd.                   2001 -       Wedemeyer was                              (February 2002 -
Scottsdale, Arizona 85258                      Present      formerly Vice President                    Present) and
Born: 1936                                                  - Finance and                              Touchstone Consulting
                                                            Administration,                            Group (1997 - Present).
                                                            Channel Corporation
                                                            (June 1996 - April
                                                            2002). Formerly, Vice
                                                            President, Operations
                                                            and Administration,
                                                            Jim Henson
                                                            Productions. (1979 -
                                                            1997); Trustee, First
                                                            Choice Funds (1997 -
                                                            2001); and of each of
                                                            the funds managed by
                                                            ING Investment
                                                            Management Co. LLC
                                                            (1998 - 2001).

--------------------------------------------------------------------------------

                                               TERM OF                                  NUMBER OF
                                              OFFICE AND           PRINCIPAL          PORTFOLIOS IN          OTHER
                                POSITION(S)    LENGTH OF         OCCUPATION(S)         FUND COMPLEX      DIRECTORSHIPS
      NAME, ADDRESS             HELD WITH        TIME             DURING THE             OVERSEEN           HELD BY
        AND AGE                    FUND        SERVED(1)        PAST FIVE YEARS         BY TRUSTEE          TRUSTEE
        -------                    ----        ---------        ---------------         ----------          -------
TRUSTEES WHO ARE "INTERESTED PERSONS"

R. Glenn Hilliard(4)              Trustee      February     Chairman and CEO, ING          103         Trustee, GCG Trust
ING Americas                                   2002 -       Americas and Member,                       (February 2002 -
5780 Powers Ferry Road, NW                     Present      Americas Executive                         Present) and Woodruff
Atlanta, GA 30327                                           Committee (1999 -                          Arts Center; Member of
Born: 1943                                                  Present). Formerly,                        the Board of Directors,
                                                            Chairman and CEO, ING                      Clemson University
                                                            North America (1994 -                      Foundation, the Board
                                                            1999).                                     of Councilors, Carter
                                                                                                       Center, and the High
                                                                                                       Museum of Art.

Thomas J. McInerney(5)            Trustee      February     Chief Executive Officer,       157         Trustee, GCG Trust
7337 E. Doubletree Ranch Rd.                   2001 -       ING U.S. Financial                         (February 2002 -
Scottsdale, Arizona 85258                      Present      Services (September                        Present); Equitable Life
Born: 1956                                                  2001 - Present);                           Insurance Co., Golden
                                                            General Manager and                        American Life
                                                            Chief Executive Officer,                   Insurance Co., Life
                                                            ING U.S. Worksite                          Insurance Company of
                                                            Financial Services                         Georgia, Midwestern
                                                            (December 2000 -                           United Life Insurance
                                                            Present); Member, ING                      Co., ReliaStar Life
                                                            Americas Executive                         Insurance Co., Security
                                                            Committee (2001 -                          Life of Denver, Security
                                                            Present); President,                       Connecticut Life
                                                            Chief Executive Officer                    Insurance Co.,
                                                            and Director of                            Southland Life
                                                            Northern Life Insurance                    Insurance Co., USG
                                                            Company (March 2001 -                      Annuity and Life
                                                            October 2002), ING                         Company, and United
                                                            Aeltus Holding                             Life and Annuity
                                                            Company, Inc. (2000 -                      Insurance Co. Inc
                                                            Present), ING Retail                       (March 2001 - Present);
                                                            Holding Company                            Director, Ameribest Life
                                                            (1998 - Present), ING                      Insurance Co., (March
                                                            Life Insurance and                         2001 to January 2003);
                                                            Annuity Company                            Director, First
                                                            (September 1997 -                          Columbine Life
                                                            November 2002) and                         Insurance Co. (March
                                                            ING Retirement                             2001 to December
                                                            Holdings, Inc. (1997 -                     2002); Member of the
                                                            Present). Formerly,                        Board, National
                                                            General Manager and                        Commission on
                                                            Chief Executive Officer,                   Retirement Policy,
                                                            ING Worksite Division                      Governor's Council on
                                                            (December 2000 -                           Economic
                                                            October 2001),                             Competitiveness and
                                                            President, ING-SCI, Inc.                   Technology of
                                                            (August 1997 -                             Connecticut,
                                                            December 2000);                            Connecticut Business
                                                            President, Aetna                           and Industry
                                                            Financial Services                         Association, Bushnell;
                                                            (August 1997 -                             Connecticut Forum;
                                                            December 2000).                            Metro Hartford
                                                                                                       Chamber of Commerce;
                                                                                                       and is Chairman,
                                                                                                       Concerned Citizens for
                                                                                                       Effective Government.

--------------------------------------------------------------------------------

                                               TERM OF                                  NUMBER OF
                                              OFFICE AND           PRINCIPAL          PORTFOLIOS IN          OTHER
                                POSITION(S)    LENGTH OF         OCCUPATION(S)         FUND COMPLEX      DIRECTORSHIPS
      NAME, ADDRESS             HELD WITH        TIME             DURING THE             OVERSEEN           HELD BY
        AND AGE                    FUND        SERVED(1)        PAST FIVE YEARS         BY TRUSTEE          TRUSTEE
        -------                    ----        ---------        ---------------         ----------          -------
John G. Turner(6)                 Trustee      October      Chairman, Hillcrest            157         Trustee, GCG; Director,
7337 E. Doubletree Ranch Rd.                   1999 -       Capital Partners (May                      Hormel Foods
Scottsdale, Arizona 85258                      Present      2002-Present);                             Corporation (March
Born: 1939                                                  President, Turner                          2000 - Present); Shopko
                                                            Investment Company                         Stores, Inc. (August
                                                            (January 2002 -                            1999 - Present); and
                                                            Present). Mr. Turner                       M.A. Mortenson
                                                            was formerly Vice                          Company (March 2002 -
                                                            Chairman of ING                            Present).
                                                            Americas (2000 - 2002);
                                                            Chairman and Chief
                                                            Executive Officer of
                                                            ReliaStar Financial
                                                            Corp. and ReliaStar Life
                                                            Insurance Company
                                                            (1993 - 2000); Chairman
                                                            of ReliaStar United
                                                            Services Life Insurance
                                                            Company (1995 - 1998);
                                                            Chairman of ReliaStar
                                                            Life Insurance Company
                                                            of New York (1995 -
                                                            2001); Chairman of
                                                            Northern Life Insurance
                                                            Company (1992 - 2001);
                                                            Chairman and Trustee
                                                            of the Northstar
                                                            affiliated investment
                                                            companies (1993 -
                                                            2001) and Director,
                                                            Northstar Investment
                                                            Management
                                                            Corporation and its
                                                            affiliates (1993 - 1999).

----------
(1)  Trustees serve until their successors are duly elected and qualified.
(2)  Valuation Committee member.
(3)  Audit Committee member.
(4) Mr. Hilliard is an "interested person," as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), because of his relationship with ING Americas, an affiliate of ING Investments, LLC.
(5) Mr. McInerney is an "interested person," as defined by the 1940 Act, because of his affiliation with ING U.S. Worksite Financial Services, an affiliate of ING Investments, LLC.
(6) Mr. Turner is an "interested person," as defined by the 1940 Act, because of his affiliation with ING Americas, an affiliate of ING Investments, LLC.

--------------------------------------------------------------------------------

                                                                                                 PRINCIPAL
                                                               TERM OF OFFICE                  OCCUPATION(S)
      NAME, ADDRESS                   POSITION(S)               AND LENGTH OF                   DURING THE
         AND AGE                  HELD WITH THE TRUST           TIME SERVED(1)                PAST FIVE YEARS
         -------                  -------------------           --------------                ---------------
OFFICERS:

James M. Hennessy                 President and Chief        February 2001 -          President and Chief Executive
7337 E. Doubletree Ranch Rd.,     Executive Officer          Present                  Officer of ING Capital Corporation,
Scottsdale, Arizona 85258                                                             LLC, ING Funds Services, LLC, ING
Born: 1949                        Chief Operating            June 2000 - Present      Advisors, Inc., ING Investments,
                                  Officer                                             LLC, Lexington Funds Distributor,
                                                                                      Inc., Express America T.C. Inc. and
                                  Senior Executive           June 2000 - February     EAMC Liquidation Corp. (since
                                  Vice President             2001                     December 2001); Executive Vice
                                                                                      President and Chief Operating
                                  Secretary                  April 1995 - February    Officer of ING Funds Distributor,
                                                             2001                     LLC (since June 2000). Formerly,
                                                                                      Executive Vice President and Chief
                                                                                      Operating Officer of ING
                                                                                      Quantitative Management, Inc.
                                                                                      (October 2001 to September
                                                                                      2002); Senior Executive Vice
                                                                                      President (June 2000 to December
                                                                                      2000) and Secretary (April 1995 to
                                                                                      December 2000) of ING Capital
                                                                                      Corporation, LLC, ING Funds
                                                                                      Services, LLC, ING Investments,
                                                                                      LLC, ING Advisors, Inc., Express
                                                                                      America T.C. Inc., and EAMC
                                                                                      Liquidation Corp.; and Executive
                                                                                      Vice President, ING Capital
                                                                                      Corporation, LLC and its affiliates
                                                                                      (May 1998 to June 2000) and
                                                                                      Senior Vice President, ING Capital
                                                                                      Corporation, LLC and its affiliates
                                                                                      (April 1995 to April 1998).

Michael J. Roland                 Executive Vice             February 2002 -          Executive Vice President, Chief
7337 E. Doubletree Ranch Rd.,     President and              Present                  Financial Officer and Treasurer of
Scottsdale, Arizona 85258         Assistant Secretary                                 ING Funds Services, LLC, ING Funds
Born: 1958                                                                            Distributor, LLC, ING Advisors, Inc.,
                                  Chief Financial Officer    June 1998 - Present      ING Investments, LLC (December
                                                                                      2001 to present), Lexington Funds
                                  Senior Vice President      June 1998 - February     Distributor, Inc., Express America
                                                             2002                     T.C. Inc. and EAMC Liquidation
                                                                                      Corp. (since December 2001).
                                                                                      Formerly, Executive Vice President,
                                                                                      Chief Financial Officer and
                                                                                      Treasurer of ING Quantitative
                                                                                      Management, Inc. (December 2001
                                                                                      to October 2002); Senior Vice
                                                                                      President, ING Funds Services, LLC,
                                                                                      ING Investments, LLC, and ING
                                                                                      Funds Distributor, LLC (June 1998
                                                                                      to December 2001) and Chief
                                                                                      Financial Officer of Endeavor
                                                                                      Group (April 1997 to June 1998).

--------------------------------------------------------------------------------

                                                                                                 PRINCIPAL
                                                               TERM OF OFFICE                  OCCUPATION(S)
      NAME, ADDRESS                   POSITION(S)               AND LENGTH OF                   DURING THE
         AND AGE                  HELD WITH THE TRUST           TIME SERVED(1)                PAST FIVE YEARS
         -------                  -------------------           --------------                ---------------
OFFICERS:

Robert S. Naka                    Senior Vice President      November 1999 -          Senior Vice President and Assistant
7337 E. Doubletree Ranch Rd.,                                Present                  Secretary of ING Funds Services,
Scottsdale, Arizona 85258                                                             LLC, ING Funds Distributor, LLC,
                                  Assistant Secretary        July 1996 - Present
Born: 1963                                                                            ING Advisors, Inc., ING
                                                                                      Investments, LLC (October 2001 to
                                                                                      present) and Lexington Funds
                                                                                      Distributor, Inc. (since December
                                                                                      2001). Formerly, Senior Vice
                                                                                      President and Assistant Secretary
                                                                                      for ING Quantitative
                                                                                      Management, Inc. (October 2001
                                                                                      to October 2002); Vice President,
                                                                                      ING Investments, LLC (April 1997
                                                                                      to October 1999) , ING Funds
                                                                                      Services, LLC (February 1997 to
                                                                                      August 1999) and Assistant Vice
                                                                                      President, ING Funds Services, LLC
                                                                                      (August 1995 to February 1997).

Kimberly A. Anderson              Vice President and         February 2001 -          Vice President and Assistant
7337 E. Doubletree Ranch Rd.,     Secretary                  Present                  Secretary of ING Funds Services,
Scottsdale, Arizona 85258                                                             LLC, ING Funds Distributor, LLC,
Born: 1964                        Assistant                  November 1999 -          ING Advisors, Inc., ING
                                  Vice President and         February 2001            Investments, LLC (since October
                                  Assistant Secretary                                 2001) and Lexington Funds
                                                                                      Distributor, Inc. (since December
                                                                                      2001). Formerly, Vice President for
                                                                                      ING Quantitative Management,
                                                                                      Inc. (October 2001 to October
                                                                                      2002); Assistant Vice President of
                                                                                      ING Funds Services, LLC (November
                                                                                      1999 to January 2001) and has
                                                                                      held various other positions with
                                                                                      ING Funds Services, LLC for more
                                                                                      than the last five years

Robyn L. Ichilov                  Vice President             November 1997 -          Vice President of ING Funds
7337 E. Doubletree Ranch Rd.,                                Present                  Services, LLC (since October 2001)
Scottsdale, Arizona 85258                                                             and ING Investments, LLC (since
Born: 1967                                                                            August 1997); Accounting
                                                                                      Manager, ING Investments, LLC
                                                                                      (since November 1995).

Maria M. Anderson                 Assistant                  August 2001 - Present    Assistant Vice President of ING
7337 E. Doubletree Ranch Rd.,     Vice President                                      Funds Services, LLC (since October
Scottsdale, Arizona 85258                                                             2001). Formerly, Manager of Fund
Born: 1958                                                                            Accounting and Fund Compliance,
                                                                                      ING Investments, LLC (September
                                                                                      1999 to November 2001); Section
                                                                                      Manager of Fund Accounting,
                                                                                      Stein Roe Mutual Funds (July 1998
                                                                                      to August 1999); and Financial
                                                                                      Reporting Analyst, Stein Roe
                                                                                      Mutual Funds (August 1997 to July
                                                                                      1998).

Todd Modic                        Assistant                  August 2001 - Present    Director of Financial Reporting of
7337 E. Doubletree Ranch Rd.,     Vice President                                      ING Investments, LLC (since March
Scottsdale, Arizona 85258                                                             2001). Formerly, Director of
Born: 1967                                                                            Financial Reporting, Axient
                                                                                      Communications, Inc. (May 2000
                                                                                      to January 2001) and Director of
                                                                                      Finance, Rural/Metro Corporation
                                                                                      (March 1995 to May 2000).

--------------------------------------------------------------------------------

                                                                                                 PRINCIPAL
                                                               TERM OF OFFICE                  OCCUPATION(S)
      NAME, ADDRESS                   POSITION(S)               AND LENGTH OF                   DURING THE
         AND AGE                  HELD WITH THE TRUST           TIME SERVED(1)                PAST FIVE YEARS
         -------                  -------------------           --------------                ---------------
OFFICERS:

Susan P. Kinens                   Assistant                  February 2003 -          Assistant Vice President and
7337 E. Doubletree Ranch Rd.      Vice President and         Present (For the ING     Assistant Secretary, ING Funds
Scottsdale, Arizona 85258         Assistant Secretary        Funds)                   Services, LLC (December 2002 -
Born: 1976                                                                            Present); and has held various
                                                                                      other positions with ING Funds
                                                                                      Services, LLC for the last five years.

----------
(1) The officers hold office until the next meeting of the Trustees and until their successors shall have been elected and qualified.

ING Funds Distributor, LLC offers the funds listed below. Investors may obtain a copy of a prospectus of any ING Fund by calling ING Funds Distributor, LLC at
(800) 992-0180. Please read the prospectus carefully before investing or sending money.

INTERNATIONAL EQUITY                          DOMESTIC EQUITY VALUE FUNDS
    ING Emerging Countries Fund                   ING Financial Services Fund
    ING International Fund                        ING Large Company Value Fund
    ING International Growth Fund                 ING MagnaCap Fund
    ING International SmallCap Growth Fund        ING Tax Efficient Equity Fund
    ING International Value Fund                  ING Value Opportunity Fund
    ING Precious Metals Fund                      ING SmallCap Value Fund
    ING Russia Fund                               ING MidCap Value Fund

INTERNATIONAL GLOBAL EQUITY                   DOMESTIC EQUITY AND INCOME FUNDS
    ING Global Real Estate Fund                   ING Equity and Bond Fund
    ING Worldwide Growth Fund                     ING Convertible Fund
                                                  ING Balanced Fund
DOMESTIC EQUITY FUNDS                             ING Growth and Income Fund
    ING Growth Fund
    ING Growth + Value Fund                   FIXED INCOME FUNDS
    ING Growth Opportunities Fund                 ING Bond Fund
    ING LargeCap Growth Fund                      ING Classic Money Market Fund*
    ING MidCap Opportunities Fund                 ING Government Fund
    ING Small Company Fund                        ING GNMA Income Fund
    ING SmallCap Opportunities Fund               ING High Yield Opportunity Fund
    ING Technology Fund                           ING High Yield Bond Fund
                                                  ING Intermediate Bond Fund
DOMESTIC EQUITY INDEX FUNDS                       ING Lexington Money Market Trust*
    ING Index Plus LargeCap Fund                  ING National Tax Exempt Bond Fund
    ING Index Plus MidCap Fund                    ING Money Market Fund*
    ING Index Plus SmallCap Fund                  ING Aeltus Money Market Fund*
    ING Research Enhanced Index Fund              ING Strategic Bond Fund

                                              STRATEGIC ALLOCATION FUNDS
                                                  ING Strategic Allocation Growth Fund
                                                  ING Strategic Allocation Balanced Fund
                                                  ING Strategic Allocation Income Fund

                                              LOAN PARTICIPATION FUNDS
                                                  ING Prime Rate Trust
                                                  ING Senior Income Fund

* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

INVESTMENT MANAGER
ING Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

ADMINISTRATOR
ING Funds Services, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

DISTRIBUTOR
ING Funds Distributor, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258-2034
1-800-334-3444

TRANSFER AGENT
DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141-6368

CUSTODIAN
State Street Bank & Trust
801 Pennsylvania Avenue
Kansas City, Missouri 64105

LEGAL COUNSEL
Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1670 Broadway, Suite 1000
Denver, Colorado 80202

Prospectus containing more complete information regarding the Funds, including charges and expenses, may be obtained by calling ING Funds Distributor, LLC at 1-800-992-0180. Please read the prospectus carefully before you invest or send money.

[LION LOGO]
 ING FUNDS                                                    FII&QAR0303-052903

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEMS 4-8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

     (a) Not applicable.

     (b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10. EXHIBITS.

     (a) Not applicable.

     (b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT. The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Funds Trust

By /s/ James M. Hennessy
   -------------------------------------
   James M. Hennessy
   President and Chief Executive Officer

Date: June 6, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ James M. Hennessy
   -------------------------------------
   James M. Hennessy
   President and Chief Executive Officer

Date: June 6, 2003


By /s/ Michael J. Roland
   -------------------------------------
   Michael J. Roland
   Executive Vice President and
   Chief Financial Officer

Date: June 6, 2003